IndyMac INDX Mortgage Loan Trust 2007-AR21IP

Final Term Sheet

$2,014,544,100 (Approximate)

IndyMac MBS, Inc.
Depositor

IndyMac Bank, F.S.B.
Sponsor, Seller and Servicer

This free writing prospectus is being delivered to you solely to provide you with information about the offering of the securities referred to in this free writing prospectus and to solicit an offer to purchase the securities, when, as and if issued. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the securities until we have accepted your offer to purchase. You may withdraw your offer to purchase securities at any time prior to our acceptance of your offer.

The asset-backed securities referred to in this free writing prospectus are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in this free writing prospectus. Any obligation on our part to sell securities to you will be conditioned on the securities having the characteristics described in this free writing prospectus. If that condition is not satisfied, we will notify you, and neither the issuer nor any underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

THE ISSUER HAS FILED A REGISTRATION STATEMENT (INCLUDING A PROSPECTUS) WITH THE SEC FOR THE OFFERING TO WHICH THIS COMMUNICATION RELATES. BEFORE YOU INVEST, YOU SHOULD READ THE PROSPECTUS IN THAT REGISTRATION STATEMENT AND OTHER DOCUMENTS THE ISSUER HAS FILED WITH THE SEC FOR MORE COMPLETE INFORMATION ABOUT THE ISSUER AND THIS OFFERING. YOU MAY GET THESE DOCUMENTS AT NO CHARGE BY VISITING EDGAR ON THE SEC WEB SITE AT WWW.SEC.GOV.

This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any similar prior information contained in any prior free writing prospectus relating to these securities.

FREE WRITING PROSPECTUS DATED NOVEMBER 5, 2007

IndyMac INDX Mortgage Loan Trust 2007-AR21IP

$2,014,544,100
Distributions are payable monthly on the 25th day of each month, beginning November 26, 2007

The issuing entity will issue the following classes of certificates:

Class	Initial Class Certificate Balance(1)	Pass-Through Rate(2)	Class	Initial Class Certificate Balance(1)	Pass-Through Rate(2)
Class 1-A-1	$134,362,000	Variable	Class 7-A-3	$18,680,000	Variable
Class 1-A-2	$22,416,000	Variable	Class 7-A-4	$6,563,000	Variable
Class 1-A-3	$12,803,000	Variable	Class 8-A-1	$240,528,000	Variable
Class 1-A-4	$6,511,000	Variable	Class 8-A-2	$8,451,000	Variable
Class 2-A-1	$95,615,000	Variable	Class 9-A-1	$107,366,000	Variable
Class 2-A-2	$3,672,000	Variable	Class 9-A-2	$3,773,000	Variable
Class 3-A-1	$199,033,000	Variable	Class 10-A-1	$192,345,000	Variable
Class 3-A-2	$6,993,000	Variable	Class 10-A-2	$6,758,000	Variable
Class 4-A-1	$329,346,000	Variable	Class A-R	$100	Variable
Class 4-A-2	$11,572,000	Variable	Class I-B-1	$4,877,000	Variable
Class 5-A-1	$170,219,000	Variable	Class I-B-2	$2,295,000	Variable
Class 5-A-2	$5,981,000	Variable	Class I-B-3	$1,434,000	Variable
Class 6-A-1	$199,499,000	Variable	Class II-B-1	$32,506,000	Variable
Class 6-A-2	$7,009,000	Variable	Class II-B-2	$8,784,000	Variable
Class 7-A-1	$128,744,000	Variable	Class II-B-3	$7,028,000	Variable
Class 7-A-2	$39,381,000	Variable
__________
(1)	This amount is approximate and is subject to a permitted variance in the aggregate of plus or minus 10%.
(2)	The pass-through rates are calculated as described in this free writing prospectus under “Summary—Description of the Certificates.”

Summary

Issuing Entity

IndyMac INDX Mortgage Loan Trust 2007-AR21IP, a common law trust formed under the laws of the State of New York.

Depositor

IndyMac MBS, Inc., a Delaware corporation and a limited purpose finance subsidiary of IndyMac Bank, F.S.B. Its address is 155 North Lake Avenue, Pasadena, California 91101, and its telephone number is (800) 669-2300.

Sponsor, Seller and Servicer

IndyMac Bank, F.S.B., a federal savings bank.  Its principal executive offices are located at 888 East Walnut Street, Pasadena, California 91101, and its telephone number is (800) 669-2300.

Trustee

Deutsche Bank National Trust Company, a national banking association.  The corporate trust office of the trustee is located (i) for purposes of certificate transfers, at Deutsche Bank National Trust Company c/o DB Services Tennessee, 648 Grassmere Park Road, Nashville, Tennessee 37211-3658, Attention:  Transfer Unit and (ii) for all other purposes, at 1761 East St. Andrew Place, Santa Ana, California 92705, Attention: Trust Administration IN07AL, and its telephone number is (714) 247-6000.

Pooling and Servicing Agreement

The pooling and servicing agreement dated as of October 1, 2007 among the seller, the servicer, the depositor and the trustee, under which the issuing entity will be formed.

Cut-off Date

For each mortgage loan, the later of October 1, 2007 and the origination date of that mortgage loan.

Closing Date

On or about November 5, 2007.

The Mortgage Loans

The mortgage pool will consist primarily of 30-year conventional adjustable-rate mortgage loans secured by first liens on one- to four-family residential properties.  The mortgage loans will be divided into ten groups.  Each group of mortgage loans is referred to as a “loan group.”

The mortgage rate on each mortgage loan is fixed for a specified period after origination after which the mortgage rate is adjustable, based on a specified index.  The aggregate stated principal balance of the mortgage loans in each loan group as of the cut-off date is expected to be approximately as follows:

Loan Group	Aggregate Principal Balance ($)	Months to Next Rate Adjustment (months)
1	$183,429,988	40-52
2	$103,424,183	101-119
3	$215,171,398	1-16
4	$356,050,425	17-29
5	$184,020,894	30-44
6	$215,674,408	45-51
7	$201,950,914	51-67
8	$260,031,081	67-77
9	$116,072,875	78-101
10	$207,941,246	102-118

Loan group 1 and loan group 2 are sometimes together referred to as aggregate loan group I, and loan group 3, loan group 4, loan group 5, loan group 6, loan group 7, loan group 8, loan group 9 and loan group 10 are sometimes together referred to as aggregate loan group II.  Aggregate loan group I and aggregate loan group II are each referred to as an aggregate loan group.

All of the mortgage loans in loan group 1 and loan group 2 have been modified prior to the cut-off date, but not as a result of delinquency or other default.  The “original loan-to-value” ratio is calculated using the value of the mortgaged property and the original principal balance at the time of origination.  The “current loan-to-value” ratio is calculated using the value of the mortgaged property determined by an automated valuation model or a broker’s price opinion and the scheduled principal balance as of the cut-off date.

The depositor believes that the information set forth in this free writing prospectus regarding the mortgage loans as of the cut-off date is representative of the characteristics of the mortgage loans that will be delivered on the closing date. However, certain mortgage loans may prepay or may be determined not to meet the eligibility requirements for inclusion in the final mortgage pool. A limited number of mortgage loans may be added to or substituted for the mortgage loans that are described in this free writing prospectus. Any addition or substitution will not result in a material difference in the final mortgage pool although the cut-off date information regarding the actual mortgage loans may vary somewhat from the information regarding the mortgage loans presented in this free writing prospectus.

As of the cut-off date, the mortgage loans in loan group 1 had the following characteristics:

Aggregate Current Principal Balance	$183,429,988
Geographic Concentrations in excess of 10%:
California	55.77%
Weighted Average Original LTV Ratio	69.33%
Weighted Average Current LTV Ratio	63.77%
Weighted Average Mortgage Rate	6.473%
Range of Mortgage Rates	5.750% to 7.500%
Average Current Principal Balance	$436,738
Range of Current Principal Balances	$54,749 to $2,425,297
Weighted Average Remaining Term to Maturity	321 months
Non-Zero Weighted Average FICO Credit Score	729
Weighted Average Gross Margin	2.750%
Weighted Average Maximum Mortgage Rate	11.473%
Weighted Average Minimum Mortgage Rate	2.750%
Range of Months to Next Rate Adjustment Date	40 to 52

As of the cut-off date, the mortgage loans in loan group 2 had the following characteristics:

Aggregate Current Principal Balance	$103,424,183
Geographic Concentrations in excess of 10%:
California	59.48%
Weighted Average Original LTV Ratio	71.53%
Weighted Average Current LTV Ratio	65.79%
Weighted Average Mortgage Rate	6.502%
Range of Mortgage Rates	6.000% to 7.625%
Average Current Principal Balance	$415,358
Range of Current Principal Balances	$55,920 to $1,576,049
Weighted Average Remaining Term to Maturity	328 months
Non-Zero Weighted Average FICO Credit Score	721
Weighted Average Gross Margin	2.754%
Weighted Average Maximum Mortgage Rate	11.505%
Weighted Average Minimum Mortgage Rate	2.754%
Range of Months to Next Rate Adjustment Date	101 to 119

As of the cut-off date, the mortgage loans in aggregate loan group I had the following characteristics:

Aggregate Current Principal Balance	$286,854,171
Geographic Concentrations in excess of 10%:
California	57.11%
Weighted Average Original LTV Ratio	70.12%
Weighted Average Current LTV Ratio	64.50%
Weighted Average Mortgage Rate	6.483%
Range of Mortgage Rates	5.750% to 7.625%
Average Current Principal Balance	$428,781
Range of Current Principal Balances	$54,749 to $2,425,297

Weighted Average Remaining Term to Maturity	323 months
Non-Zero Weighted Average FICO Credit Score	726
Weighted Average Gross Margin	2.751%
Weighted Average Maximum Mortgage Rate	11.484%
Weighted Average Minimum Mortgage Rate	2.751%
Range of Months to Next Rate Adjustment Date	40 to 119
As of the cut-off date, the mortgage loans in loan group 3 had the following characteristics:

Aggregate Current Principal Balance	$215,171,398
Geographic Concentrations in excess of 10%:
California	60.47%
Weighted Average Original LTV Ratio	70.57%
Weighted Average Mortgage Rate	5.476%
Range of Mortgage Rates	3.500% to 10.750%
Average Current Principal Balance	$362,852
Range of Current Principal Balances	$33,277 to $3,215,822
Weighted Average Remaining Term to Maturity	319 months
Non-Zero Weighted Average FICO Credit Score	735
Weighted Average Gross Margin	3.069%
Weighted Average Maximum Mortgage Rate	11.154%
Weighted Average Minimum Mortgage Rate	3.069%
Range of Months to Next Rate Adjustment Date	1 to 16

As of the cut-off date, the mortgage loans in loan group 4 had the following characteristics:

Aggregate Current Principal Balance	$356,050,425
Geographic Concentrations in excess of 10%:
California	57.99%
Weighted Average Original LTV Ratio	70.60%
Weighted Average Mortgage Rate	5.125%
Range of Mortgage Rates	3.500% to 8.750%
Average Current Principal Balance	$522,835
Range of Current Principal Balances	$57,917 to $3,975,000
Weighted Average Remaining Term to Maturity	323 months
Non-Zero Weighted Average FICO Credit Score	748
Weighted Average Gross Margin	2.440%
Weighted Average Maximum Mortgage Rate	10.735%
Weighted Average Minimum Mortgage Rate	2.440%
Range of Months to Next Rate Adjustment Date	17 to 29

As of the cut-off date, the mortgage loans in loan group 5 had the following characteristics:

Aggregate Current Principal Balance	$184,020,894
Geographic Concentrations in excess of 10%:
California	44.52%
Weighted Average Original LTV Ratio	70.59%
Weighted Average Mortgage Rate	5.850%
Range of Mortgage Rates	3.500% to 10.750%
Average Current Principal Balance	$453,253
Range of Current Principal Balances	$35,945 to $3,825,000
Weighted Average Remaining Term to Maturity	329 months
Non-Zero Weighted Average FICO Credit Score	732
Weighted Average Gross Margin	2.609%
Weighted Average Maximum Mortgage Rate	11.449%
Weighted Average Minimum Mortgage Rate	2.609%
Range of Months to Next Rate Adjustment Date	30 to 44

As of the cut-off date, the mortgage loans in loan group 6 had the following characteristics:

Aggregate Current Principal Balance	$215,674,408
Geographic Concentrations in excess of 10%:
California	57.18%
Weighted Average Original LTV Ratio	74.34%
Weighted Average Mortgage Rate	6.595%
Range of Mortgage Rates	1.950% to 8.125%
Average Current Principal Balance	$515,967
Range of Current Principal Balances	$67,988 to $1,591,140
Weighted Average Remaining Term to Maturity	345 months
Non-Zero Weighted Average FICO Credit Score	719
Weighted Average Gross Margin	2.352%
Weighted Average Maximum Mortgage Rate	12.053%
Weighted Average Minimum Mortgage Rate	2.352%
Range of Months to Next Rate Adjustment Date	45 to 51

As of the cut-off date, the mortgage loans in loan group 7 had the following characteristics:

Aggregate Current Principal Balance	$201,950,914
Geographic Concentrations in excess of 10%:
California	59.46%
Weighted Average Original LTV Ratio	75.18%
Weighted Average Mortgage Rate	6.739%
Range of Mortgage Rates	4.500% to 9.625%
Average Current Principal Balance	$559,421
Range of Current Principal Balances	$28,800 to $2,251,500
Weighted Average Remaining Term to Maturity	353 months
Non-Zero Weighted Average FICO Credit Score	711
Weighted Average Gross Margin	2.665%
Weighted Average Maximum Mortgage Rate	11.866%
Weighted Average Minimum Mortgage Rate	2.665%
Range of Months to Next Rate Adjustment Date	51 to 67

As of the cut-off date, the mortgage loans in loan group 8 had the following characteristics:

Aggregate Current Principal Balance	$260,031,081
Geographic Concentrations in excess of 10%:
California	65.95%
Weighted Average Original LTV Ratio	70.70%
Weighted Average Mortgage Rate	6.343%
Range of Mortgage Rates	4.375% to 8.500%
Average Current Principal Balance	$616,187
Range of Current Principal Balances	$40,462 to $3,640,000
Weighted Average Remaining Term to Maturity	343 months
Non-Zero Weighted Average FICO Credit Score	744
Weighted Average Gross Margin	2.580%
Weighted Average Maximum Mortgage Rate	11.598%
Weighted Average Minimum Mortgage Rate	2.580%
Range of Months to Next Rate Adjustment Date	67 to 77

As of the cut-off date, the mortgage loans in loan group 9 had the following characteristics:

Aggregate Current Principal Balance	$116,072,875
Geographic Concentrations in excess of 10%:
California	76.15%
Weighted Average Original LTV Ratio	67.96%
Weighted Average Mortgage Rate	5.774%
Range of Mortgage Rates	4.000% to 7.375%

Average Current Principal Balance	$614,142
Range of Current Principal Balances	$38,976 to $3,834,205
Weighted Average Remaining Term to Maturity	330 months
Non-Zero Weighted Average FICO Credit Score	742
Weighted Average Gross Margin	2.460%
Weighted Average Maximum Mortgage Rate	11.512%
Weighted Average Minimum Mortgage Rate	2.460%
Range of Months to Next Rate Adjustment Date	78 to 101

As of the cut-off date, the mortgage loans in loan group 10 had the following characteristics:

Aggregate Current Principal Balance	$207,941,246
Geographic Concentrations in excess of 10%:
California	83.63%
Weighted Average Original LTV Ratio	68.72%
Weighted Average Mortgage Rate	6.499%
Range of Mortgage Rates	5.375% to 7.750%
Average Current Principal Balance	$697,789
Range of Current Principal Balances	$108,726 to $3,800,000
Weighted Average Remaining Term to Maturity	347 months
Non-Zero Weighted Average FICO Credit Score	751
Weighted Average Gross Margin	2.589%
Weighted Average Maximum Mortgage Rate	11.682%
Weighted Average Minimum Mortgage Rate	2.589%
Range of Months to Next Rate Adjustment Date	102 to 118

As of the cut-off date, the mortgage loans in aggregate loan group II had the following characteristics:

Aggregate Current Principal Balance	$1,756,913,241
Geographic Concentrations in excess of 10%:
California	62.36%
Weighted Average Original LTV Ratio	71.20%
Weighted Average Mortgage Rate	5.996%
Range of Mortgage Rates	1.950% to 10.750%
Average Current Principal Balance	$521,649
Range of Current Principal Balances	$28,800 to $3,975,000
Weighted Average Remaining Term to Maturity	335 months
Non-Zero Weighted Average FICO Credit Score	736
Weighted Average Gross Margin	2.590%
Weighted Average Maximum Mortgage Rate	11.444%
Weighted Average Minimum Mortgage Rate	2.590%
Range of Months to Next Rate Adjustment Date	1 to 118

Description of the Certificates

The issuing entity will issue the following classes of certificates:

Class	Related Loan Group(s)	Initial Class Certificate Balance (1)	Type	Month of Final Scheduled Distribution Date	Month of Modeled Final Scheduled Distribution Date	Initial Rating (Fitch/S&P) (2)
Offered Certificates
1-A-1	1	$134,362,000	Senior/Super Senior/ Variable Pass-Through Rate	November 2036	July 2034	AAA/AAA
1-A-2	1	$22,416,000	Senior/Super Senior/Support/ Variable Pass-Through Rate	November 2036	July 2034	AAA/AAA
1-A-3	1	$12,803,000	Senior/Super Senior/Support/ Variable Pass-Through Rate	November 2036	July 2034	AAA/AAA
1-A-4	1	$6,511,000	Senior/Support/ Variable Pass-Through Rate	November 2036	July 2034	NR/AAA
2-A-1	2	$95,615,000	Senior/Super Senior/ Variable Pass-Through Rate	November 2036	March 2035	AAA/AAA
2-A-2	2	$3,672,000	Senior/Support/ Variable Pass-Through Rate	November 2036	March 2035	NR/AAA
3-A-1	3	$199,033,000	Senior/Super Senior/ Variable Pass-Through Rate	September 2037	January 2036	AAA/AAA
3-A-2	3	$6,993,000	Senior/Support/ Variable Pass-Through Rate	September 2037	January 2036	NR/AAA
4-A-1	4	$329,346,000	Senior/Super Senior/ Variable Pass-Through Rate	September 2037	January 2037	AAA/AAA
4-A-2	4	$11,572,000	Senior/Support/ Variable Pass-Through Rate	September 2037	January 2037	NR/AAA
5-A-1	5	$170,219,000	Senior/Super Senior/ Variable Pass-Through Rate	September 2037	May 2037	AAA/AAA
5-A-2	5	$5,981,000	Senior/Support/ Variable Pass-Through Rate	September 2037	May 2037	NR/AAA
6-A-1	6	$199,499,000	Senior/Super Senior/ Variable Pass-Through Rate	September 2037	November 2036	AAA/AAA
6-A-2	6	$7,009,000	Senior/Support/ Variable Pass-Through Rate	September 2037	November 2036	NR/AAA

Class	Related Loan Group(s)	Initial Class Certificate Balance (1)	Type	Month of Final Scheduled Distribution Date	Month of Modeled Final Scheduled Distribution Date	Initial Rating (Fitch/S&P) (2)
7-A-1	7	$128,744,000	Senior/Super Senior/ Variable Pass-Through Rate	September 2037	July 2037	AAA/AAA
7-A-2	7	$39,381,000	Senior/Super Senior/Support/ Variable Pass-Through Rate	September 2037	July 2037	AAA/AAA
7-A-3	7	$18,680,000	Senior/Super Senior/Support Variable Pass-Through Rate	September 2037	July 2037	AAA/AAA
7-A-4	7	$6,563,000	Senior/Support/ Variable Pass-Through Rate	September 2037	July 2037	NR/AAA
8-A-1	8	$240,528,000	Senior/Super Senior/ Variable Pass-Through Rate	September 2037	November 2036	AAA/AAA
8-A-2	8	$8,451,000	Senior/Support/ Variable Pass-Through Rate	September 2037	November 2036	NR/AAA
9-A-1	9	$107,366,000	Senior/Super Senior/ Variable Pass-Through Rate	September 2037	November 2035	AAA/AAA
9-A-2	9	$3,773,000	Senior/Support/ Variable Pass-Through Rate	September 2037	November 2035	NR/AAA
10-A-1	10	$192,345,000	Senior/Super Senior/ Variable Pass-Through Rate	September 2037	October 2036	AAA/AAA
10-A-2	10	$6,758,000	Senior/Support/ Variable Pass-Through Rate	September 2037	October 2036	NR/AAA
A-R	3	$100	Senior/REMIC Residual	September 2037	November 2007	AAA/AAA
I-B-1	1 and 2	$4,877,000	Subordinate/ Variable Pass-Through Rate	November 2036	March 2035	NR/AA
I-B-2	1 and 2	$2,295,000	Subordinate/ Variable Pass-Through Rate	November 2036	March 2035	NR/A
I-B-3	1 and 2	$1,434,000	Subordinate/ Variable Pass-Through Rate	November 2036	March 2035	NR/BBB
II-B-1	3, 4, 5, 6, 7, 8, 9 and 10	$32,506,000	Subordinate/ Variable Pass-Through Rate	September 2037	July 2037	NR/AA
II-B-2	3, 4, 5, 6, 7, 8, 9 and 10	$8,784,000	Subordinate/ Variable Pass-Through Rate	September 2037	July 2037	NR/A
II-B-3	3, 4, 5, 6, 7, 8, 9 and 10	$7,028,000	Subordinate/ Variable Pass-Through Rate	September 2037	July 2037	NR/BBB

Class	Related Loan Group(s)	Initial Class Certificate Balance (1)	Type	Month of Final Scheduled Distribution Date	Month of Modeled Final Scheduled Distribution Date	Initial Rating (Fitch/S&P) (2)
Non-Offered Certificates(3)
I-P	1 and 2	$100	Prepayment Charges	N/A	N/A	NR/NR
II-P	3, 4, 5, 6, 7, 8, 9 and 10	$100	Prepayment Charges	N/A	N/A	NR/NR
I-L	1 and 2	N/A	Late Payment Fees	N/A	N/A	NR/NR
II-L	3, 4, 5, 6, 7, 8, 9 and 10	N/A	Late Payment Fees	N/A	N/A	NR/NR
I-B-4	1 and 2	$1,148,000	Subordinate/ Variable Pass-Through Rate	November 2036	March 2035	NR/BB
I-B-5	1 and 2	$860,000	Subordinate/ Variable Pass-Through Rate	November 2036	March 2035	NR/B
I-B-6	1 and 2	$861,171	Subordinate/ Variable Pass-Through Rate	November 2036	March 2035	NR/NR
II-B-4	3, 4, 5, 6, 7, 8, 9 and 10	$7,028,000	Subordinate/ Variable Pass-Through Rate	September 2037	July 2037	NR/BB
II-B-5	3, 4, 5, 6, 7, 8, 9 and 10	$7,027,000	Subordinate/ Variable Pass-Through Rate	September 2037	July 2037	NR/B
II-B-6	3, 4, 5, 6, 7, 8, 9 and 10	$12,299,141	Subordinate/ Variable Pass-Through Rate	September 2037	July 2037	NR/NR

(1)	This amount is subject to a permitted variance in the aggregate of plus or minus 10% and depends on the amount of mortgage loans actually delivered on the closing date.

(2)
The offered certificates will not be offered unless they are assigned the indicated ratings by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and Fitch, Inc. (“Fitch”).  A rating is not a recommendation to buy, sell or hold securities.  These ratings may be lowered or withdrawn at any time by either of the rating agencies.

(3)	The Class I-P, Class II-P, Class I-L, Class II-L, Class I-B-4, Class I-B-5, Class I-B-6, Class II-B-4, Class II-B-5 and Class II-B-6 Certificates are not offered by this free writing prospectus. Any information contained in this free writing prospectus with respect to these certificates is provided only to permit a better understanding of the offered certificates.

The certificates also will have the following characteristics:

Class	Initial Pass-Through Rate (1)	Pass-Through Rate	Interest Accrual Period	Interest Accrual Convention
Offered Certificates
1-A-1	6.09768%	(2)	calendar month (3)	30/360 (4)
1-A-2	6.09768%	(2)	calendar month (3)	30/360 (4)
1-A-3	6.09768%	(2)	calendar month (3)	30/360 (4)
1-A-4	6.09768%	(2)	calendar month (3)	30/360 (4)
2-A-1	6.12744%	(2)	calendar month (3)	30/360 (4)
2-A-2	6.12744%	(2)	calendar month (3)	30/360 (4)
3-A-1	5.10053%	(2)	calendar month (3)	30/360 (4)
3-A-2	5.10053%	(2)	calendar month (3)	30/360 (4)
4-A-1	4.74996%	(2)	calendar month (3)	30/360 (4)
4-A-2	4.74996%	(2)	calendar month (3)	30/360 (4)
5-A-1	5.47460%	(2)	calendar month (3)	30/360 (4)
5-A-2	5.47460%	(2)	calendar month (3)	30/360 (4)
6-A-1	6.21983%	(2)	calendar month (3)	30/360 (4)
6-A-2	6.21983%	(2)	calendar month (3)	30/360 (4)
7-A-1	6.36392%	(2)	calendar month (3)	30/360 (4)
7-A-2	6.36392%	(2)	calendar month (3)	30/360 (4)
7-A-3	6.36392%	(2)	calendar month (3)	30/360 (4)
7-A-4	6.36392%	(2)	calendar month (3)	30/360 (4)
8-A-1	5.96817%	(2)	calendar month (3)	30/360 (4)
8-A-2	5.96817%	(2)	calendar month (3)	30/360 (4)
9-A-1	5.39944%	(2)	calendar month (3)	30/360 (4)
9-A-2	5.39944%	(2)	calendar month (3)	30/360 (4)
10-A-1	6.12423%	(2)	calendar month (3)	30/360 (4)
10-A-2	6.12423%	(2)	calendar month (3)	30/360 (4)
A-R	5.10053%	(2)	calendar month (3)	30/360 (4)
I-B-1	6.10841%	(5)	calendar month (3)	30/360 (4)
I-B-2	6.10841%	(5)	calendar month (3)	30/360 (4)
I-B-3	6.10841%	(5)	calendar month (3)	30/360 (4)
II-B-1	5.62062%	(6)	calendar month (3)	30/360 (4)
II-B-2	5.62062%	(6)	calendar month (3)	30/360 (4)
II-B-3	5.62062%	(6)	calendar month (3)	30/360 (4)
Non-Offered Certificates
I-P	(7)	(7)	N/A	N/A
II-P	(7)	(7)	N/A	N/A
I-L	(7)	(7)	N/A	N/A
II-L	(7)	(7)	N/A	N/A
I-B-4	6.10841%	(5)	calendar month (3)	30/360 (4)
I-B-5	6.10841%	(5)	calendar month (3)	30/360 (4)
I-B-6	6.10841%	(5)	calendar month (3)	30/360 (4)
II-B-4	5.62062%	(6)	calendar month (3)	30/360 (4)
II-B-5	5.62062%	(6)	calendar month (3)	30/360 (4)
II-B-6	5.62062%	(6)	calendar month (3)	30/360 (4)

(1)	Reflects the expected pass-through rate as of the closing date.
(2)
The pass-through rate for this class of certificates for the interest accrual period for any distribution date will be a per annum rate equal to the weighted average adjusted net mortgage rate of the mortgage loans in the corresponding loan group.

(3)	The interest accrual period for any distribution date will be the calendar month preceding that distribution date.
(4)	Interest accrues at the rate described in this table based on a 360-day year that consists of twelve 30-day months.
(5)
The pass-through rate for each class of group I subordinated certificates for the interest accrual period for any distribution date will be a per annum rate equal to (x) the sum, for each related loan group, of the weighted average adjusted net mortgage rate of the related mortgage loans, weighted on the basis of their respective stated principal balances as of the first day of the related due period (after giving effect to principal prepayments received in the prepayment period ending during that due period) multiplied by the assumed balance for that loan group immediately prior to that distribution date; divided by (y) the sum of the assumed balance for each loan group in aggregate loan group I immediately prior to that distribution date.

(6)
The pass-through rate for each class of group II subordinated certificates for the interest accrual period related to each distribution date will be a per annum rate equal to (x) the sum, for each related loan group, of the weighted average adjusted net mortgage rate of the related  mortgage loans, weighted on the basis of their respective stated principal balances as of the first day of the related due period (after giving effect to principal prepayments received in the prepayment period ending during that due period) multiplied by the assumed balance for that loan group immediately prior to that distribution date; divided by (y) the sum of the assumed balance for each loan group in aggregate loan group II immediately prior to that distribution date.

(7)	The Class I-P, Class II-P, Class I-L and Class II-L Certificates will not accrue any interest.

Designations

We sometimes use the following designations to refer to the specified classes of certificates in order to aid your understanding of the offered certificates.

Designation	Class of Certificates
Senior Certificates:
Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 1-A-4, Class 2-A-1, Class 2-A-2, Class 3-A-1, Class 3-A-2, Class 4-A-1, Class 4-A-2, Class 5-A-1, Class 5-A-2, Class 6-A-1, Class 6-A-2, Class 7-A-1, Class 7-A-2, Class 7-A-3, Class 7-A-4, Class 8-A-1, Class 8-A-2, Class 9-A-1, Class 9-A-2, Class 10-A-1, Class 10-A-2 and Class A-R Certificates

Subordinated Certificates:	Class I-B-1, Class I-B-2, Class I-B-3, Class I-B-4, Class I-B-5, Class I-B-6, Class II-B-1, Class II-B-2, Class II-B-3, Class II-B-4, Class II-B-5 and Class II-B-6 Certificates
Group I Certificates:	The Group 1 and Group 2 Senior Certificates and Group I Subordinated Certificates
Group II Certificates:	The Group 3, Group 4, Group 5, Group 6, Group 7, Group 8, Group 9 and Group 10 Senior Certificates and Group II Subordinated Certificates
Group I Subordinated Certificates:	Class I-B-1, Class I-B-2, Class I-B-3, Class I-B-4, Class I-B-5 and Class I-B-6 Certificates
Group II Subordinated Certificates:	Class II-B-1, Class II-B-2, Class II-B-3, Class II-B-4, Class II-B-5 and Class II-B-6 Certificates
Group 1 Senior Certificates:	Class 1-A-1, Class 1-A-2, Class 1-A-3 and Class 1-A-4 Certificates
Group 2 Senior Certificates:	Class 2-A-1 and Class 2-A-2 Certificates
Group 3 Senior Certificates:	Class 3-A-1, Class 3-A-2 and Class A-R Certificates
Group 4 Senior Certificates:	Class 4-A-1 and Class 4-A-2 Certificates
Group 5 Senior Certificates:	Class 5-A-1 and Class 5-A-2 Certificates
Group 6 Senior Certificates:	Class 6-A-1 and Class 6-A-2 Certificates
Group 7 Senior Certificates:	Class 7-A-1, Class 7-A-2, Class 7-A-3 and Class 7-A-4 Certificates
Group 8 Senior Certificates:	Class 8-A-1 and Class 8-A-2 Certificates
Group 9 Senior Certificates:	Class 9-A-1 and Class 9-A-2 Certificates
Group 10 Senior Certificates:	Class 10-A-1 and Class 10-A-2 Certificates

Designation	Class of Certificates
Senior Certificate Group
Each of the Group 1 Senior Certificates, Group 2 Senior Certificates, Group 3 Senior Certificates, Group 4 Senior Certificates, Group 5 Senior Certificates, Group 6 Senior Certificates, Group 7 Senior Certificates, Group 8 Senior Certificates, Group 9 Senior Certificates and Group 10 Senior Certificates

Offered Certificates:	Senior Certificates, Class I-B-1, Class I-B-2, Class I-B-3, Class II-B-1, Class II-B-2, Class II-B-3 Certificates
Super Senior Certificates:	Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 2-A-1, Class 3-A-1, Class 4-A-1, Class 5-A-1, Class 6-A-1, Class 7-A-1, Class 7-A-2, Class 7-A-3, Class 8-A-1, Class 9-A-1 and Class 10-A-1 Certificates
Support Certificates:	Class 1-A-2, Class 1-A-3, Class 1-A-4, Class 2-A-2, Class 3-A-2, Class 4-A-2, Class 5-A-2, Class 6-A-2, Class 7-A-2, Class 7-A-3, Class 7-A-4, Class 8-A-2, Class 9-A-2 and Class 10-A-2 Certificates
Record Date

For the first distribution date, the closing date.  For any other distribution date, the last business day of the month preceding the month of a distribution date.

Denominations

Class 1-A-1, Class 1-A-2, Class 7-A-1 and Class 7-A-2 Certificates:

$25,000 and multiples of $1 in excess thereof.

Senior Certificates (other than the Class 1-A-1, Class 1-A-2, Class 7-A-1  and Class 7-A-2 Certificates) and the Class I-B-1, Class I-B-2, Class I-B-3, Class II-B-1, Class II-B-2, Class II-B-3 Certificates:

$25,000 and multiples of $1,000 in excess thereof.

Class A-R Certificates:

$100.

Registration of Certificates

Offered Certificates other than the Class A-R Certificates:

Book-entry form.  Persons acquiring beneficial ownership interests in the offered certificates (other than the Class A-R Certificates) will hold their beneficial interests through The Depository Trust Company in the United States and the Euroclear

System in Europe and, upon request, through Clearstream Luxembourg.

Class A-R Certificates:

Fully registered certificated form.  The Class A-R Certificates will be subject to certain restrictions on transfer described in this free writing prospectus and as more fully provided for in the pooling and servicing agreement.

Distribution Dates

We will make distributions on the 25th day of each month. If the 25th day of a month is not a business day, then we will make distributions the next business day. The first distribution is scheduled for November 26, 2007.

Interest Distributions

The related interest accrual period, interest accrual convention and pass-through rate for each class of interest-bearing certificates is shown in the table below.

On each distribution date, to the extent funds are available for the related loan group or aggregate loan group, each interest-bearing class of certificates will be entitled to receive:

•	interest accrued at the applicable pass-through rate during the related interest accrual period on the class certificate balance immediately prior to that distribution date; and

•	any interest remaining unpaid from prior distribution dates; less

•	any net interest shortfalls allocated to that class for that distribution date.

When a borrower makes a full or partial prepayment on a mortgage loan, the amount of interest that the borrower is required to pay may be less than the amount of interest certificateholders would otherwise be entitled to receive with respect to the mortgage loan.  The servicer is required to reduce its servicing compensation with respect to the applicable aggregate loan group to offset this shortfall but the reduction for any distribution date is limited to an amount equal to the product of one-twelfth of 0.125% multiplied by the aggregate principal balance of the mortgage loans in that aggregate loan group as of the first day of the prior month.  If the aggregate amount of interest shortfalls resulting from prepayments on the mortgage loans in an aggregate loan group exceeds the amount of the reduction in the servicer’s servicing compensation, the interest entitlement for each related class of certificates will be reduced proportionately by the amount of this excess.

For each class of certificates, any unpaid interest amounts (which is interest due, but not distributed, on a prior distribution date) will be distributable as and to the extent described in this free writing prospectus.

Allocation of Net Interest Shortfalls

For any distribution date, the interest entitlement for each interest-bearing class of certificates will be reduced by the amount of net interest shortfalls experienced by the mortgage loans in the related loan group or aggregate loan group resulting from:

•	prepayments on the related mortgage loans; and

•	reductions in the mortgage rate on the related mortgage loans due to Servicemembers Civil Relief Act reductions or debt service reductions.

Net interest shortfalls for a loan group on any distribution date will be allocated pro rata among all interest-bearing classes of the related senior certificates based on their respective entitlements and the related classes of subordinated certificates, based on the interest accrued on each such subordinated class’ share of the related assumed balance, as described more fully in this free writing prospectus under “Description of the Certificates — Interest,” in each case before taking into account any reduction in the interest entitlements due to shortfalls.

If on any distribution date, available funds for a loan group are not sufficient to make a full distribution of the interest entitlement on the related classes of certificates in the order described below under “— Priority of Distributions Among Certificates,” interest will be distributed on each interest-bearing class of related certificates of equal priority, pro rata, based on their respective interest entitlements.  Any unpaid interest amount will be carried forward and added to the amount holders of each affected class of certificates will be entitled to receive on the next distribution date.

Amounts Available for Distributions on the Certificates

The amount available for distributions on the certificates on any distribution date will be calculated on a loan group by loan group basis and generally consists of the following amounts with respect to the mortgage loans in a loan group (after the fees and expenses described under the next heading are subtracted):

•	all scheduled installments of interest and principal due and received on the mortgage loans in that loan group in the applicable period, together with any advances with respect to them;

•
all proceeds of any primary mortgage guaranty insurance policies and any other insurance policies with respect to the mortgage loans in that loan group, to the extent the proceeds are not applied to the restoration of the related mortgaged property or released to the borrower in accordance with the servicer’s normal servicing procedures;

•
net proceeds from the liquidation of defaulted mortgage loans in that loan group, by foreclosure or otherwise during the calendar month preceding the month of the distribution date (to the extent the amounts do not exceed the unpaid principal balance of the mortgage loan, plus accrued interest);

•	subsequent recoveries with respect to mortgage loans in that loan group;

•
partial or full prepayments with respect to mortgage loans in that loan group collected during the applicable period, together with interest paid in connection with the prepayment, other than certain excess amounts payable to the servicer and the compensating interest; and

•
any substitution adjustment amounts or purchase price in respect of a deleted mortgage loan or a mortgage loan in that loan group repurchased by the seller or purchased by the servicer during the applicable period.

Fees and Expenses

The amounts available for distribution on the certificates on any distribution date generally will not include the following amounts:

•	the servicing fee and additional servicing compensation due to the servicer;

•	any lender paid mortgage insurance premiums;

•	amounts reimbursed to the servicer and the trustee in respect of advances previously made by them and other amounts for which the servicer and the trustee are entitled to be reimbursed;

•	all prepayment charges (which are distributable only to the Class I-P and Class II-P Certificates, as applicable);

•	all late payment fees (which are distributable only to the Class I-L and Class II-L Certificates, as applicable); and

•	all other amounts for which the depositor, the seller or the servicer is entitled to be reimbursed.

Any amounts paid from collections on the mortgage loans will reduce the amount that could have been distributed to the certificateholders.

Servicing Compensation

Servicing Fee

The servicer will be paid a monthly fee (referred to as the servicing fee) with respect to each mortgage loan that will equal one-twelfth of the stated principal balance of such mortgage loan multiplied by the servicing fee rate. The servicing fee rate for each mortgage loan will be 0.375% per annum.  The amount of the servicing fee is subject to adjustment with respect to certain prepaid mortgage loans.

 Additional Servicing Compensation

The servicer is also entitled to receive, as additional servicing compensation, assumption fees and other similar charges (excluding prepayment charges and late payment fees), all investment income earned on amounts on deposit in certain of the issuing entity’s accounts and excess proceeds with respect to the mortgage loans.

Source and Priority of Payments

These amounts will be paid to the servicer from collections on the mortgage loans prior to any distributions on the certificates.

Priority of Distributions

Priority of Distributions Among Certificates

In general, on any distribution date, available funds for each loan group will be distributed in the following order:

•	to interest on each interest-bearing class of senior certificates related to that loan group, pro rata, based on their respective interest distribution amounts;

•	to principal of the classes of senior certificates relating to that loan group then entitled to receive distributions of principal, in the order and subject to the priorities set forth below;

•
to interest on and then principal of the related classes of subordinated certificates, in the order of their seniority, beginning with the Class I-B-1 and Class II-B-1 Certificates, as applicable, in each case subject to the limitations set forth below; and

•	from any remaining available amounts, to the Class A-R Certificates.

Principal Distributions

Generally, principal collections from the mortgage loans in a loan group are allocated to the related senior certificates as set forth below, and any remainder is allocated to the related group of subordinated certificates:

•
in the case of scheduled principal collections on the mortgage loans in a loan group, the amount allocated to the related senior certificates is based on the ratio of the aggregate class certificate balance of the related senior certificates to the aggregate stated principal balance of the mortgage loans in that loan group and

•
in the case of principal prepayments on the mortgage loans in a loan group, the amount allocated to the related senior certificates is based on a fixed percentage (equal to 100%) until the seventh anniversary of the first distribution date, at which time the percentage will step down as described in this free writing prospectus, if the specified conditions are met.

Notwithstanding the foregoing,

•
no decrease in the senior prepayment percentage related to a loan group in an aggregate loan group will occur unless certain conditions related to the loss and delinquency performance of the mortgage loans in each loan group in that aggregate loan group are satisfied and

•
if the aggregate subordination percentage for a group of subordinated certificates meets a certain threshold and certain conditions related to loss and delinquency performance of the mortgage loans in each loan group in the related aggregate loan group are satisfied (referred to as the “two-times test”), the senior prepayment percentage for each related senior certificate group will step down prior to the seventh anniversary of the first distribution date, and will be a smaller percentage than would be the case if the two times test were not met.

Senior Certificates:

On each distribution date, the principal amount for each loan group, up to the amount of the related senior principal distribution amount, will be distributed as principal of the classes of senior certificates as follows:

•
      with respect to loan group 1, concurrently, to the Class 1-A-1, Class 1-A-2, Class 1-A-3 and Class 1-A-4 Certificates, pro rata, until their respective class certificate balances are reduced to zero; and

•	with respect to loan group 2, concurrently, to the Class 2-A-1 and Class 2-A-2 Certificates, pro rata, until their respective class certificate balances are reduced to zero;

•	with respect to loan group 3, in the following priority:

(1)  to the Class A-R Certificates, until its class certificate balance is reduced to zero; and

(2)  concurrently, to the Class 3-A-1 and Class 3-A-2 Certificates, pro rata, until their respective class certificate balances are reduced to zero;

•	with respect to loan group 4, concurrently, to the Class 4-A-1 and Class 4-A-2 Certificates, pro rata, until their respective class certificate balances are reduced to zero;

•	with respect to loan group 5, concurrently, to the Class 5-A-1 and Class 5-A-2 Certificates, pro rata, until their respective class certificate balances are reduced to zero;

•	with respect to loan group 6, concurrently, to the Class 6-A-1 and Class 6-A-2 Certificates, pro rata, until their respective class certificate balances are reduced to zero;

•	with respect to loan group 7, concurrently, to the Class 7-A-1, Class 7-A-2, Class 7-A-3 and Class 7-A-4 Certificates, pro rata, until their respective class certificate balances are reduced to zero;

•	with respect to loan group 8, concurrently, to the Class 8-A-1 and Class 8-A-2 Certificates, pro rata, until their respective class certificate balances are reduced to zero;

•	with respect to loan group 9, concurrently, to the Class 9-A-1 and Class 9-A-2 Certificates, pro rata, until their respective class certificate balances are reduced to zero; and

•	with respect to loan group 10, concurrently, to the Class 10-A-1 and Class 10-A-2 Certificates, pro rata, until their respective class certificate balances are reduced to zero.

Subordinated Certificates; Applicable Credit Support Percentage Trigger:

On each distribution date, to the extent of available funds available therefor, the principal amount related to each loan group, up to the related subordinated principal distribution amount, will be distributed as principal of the related classes of subordinated certificates in order of their distribution priorities, beginning with the Class I-B-1 and Class II-B-1 Certificates, as applicable, until their respective class certificate balances are reduced to zero.  Each class of subordinated certificates will be entitled to receive its pro rata share of the related subordinated principal distribution amount from each loan group in the related aggregate loan group; provided, that if the applicable credit support percentage of a class of subordinated certificates (other than the class of subordinated certificates in the related subordinated certificate group then outstanding with the highest distribution priority) is less than the original applicable credit support percentage for that class of subordinated certificates (referred to as a “restricted class”), the restricted classes will not receive distributions of principal prepayments.  Instead, the portion of principal prepayments otherwise distributable to the restricted class will be allocated to those classes of subordinated certificates in the same subordinated certificate group that are not restricted classes, pro rata, based upon their respective class certificate balances and distributed in the sequential order described above.

Required Repurchases, Substitutions or Purchases of Mortgage Loans

The seller will make certain representations and warranties relating to the mortgage loans pursuant to the pooling and servicing agreement.  If with respect to any mortgage loan any of the representations and warranties are breached in any material respect as of the date made, or an uncured material document defect exists, the seller will be obligated to repurchase or substitute for the mortgage loan.

The servicer is permitted to modify any mortgage loan in lieu of refinancing at the request of the related mortgagor, provided that the servicer purchases the mortgage loan from the issuing entity immediately preceding the modification.  In addition, under limited circumstances, the servicer will repurchase certain mortgage loans that experience an early payment default (default in the first three months following origination).

Credit Enhancement

The issuance of senior certificates and subordinated certificates by the issuing entity is designed to increase the likelihood that senior certificateholders will receive regular distributions of interest and principal.

Subordination

The senior certificates will have a distribution priority over the related classes of subordinated certificates.  Among the subordinated certificates within each group of subordinated certificates, each class of subordinated certificates will have a distribution priority over the class or classes of certificates in that group with a higher numerical designation, if any.

Subordination is designed to provide the holders of certificates with a higher distribution priority with protection against most losses realized when the remaining unpaid principal balance of a mortgage loan exceeds the proceeds recovered upon the liquidation of that mortgage loan. In general, this loss protection is accomplished by allocating the realized losses on the mortgage loans in a loan group first, to the related group of subordinated certificates, beginning with the class of subordinated certificates in that group of subordinated certificates then outstanding with the lowest priority of distribution, and second to the related senior certificates in accordance with the priorities set forth in this free writing prospectus under “Description of the Certificates— Allocation of Losses.”

Additionally, as described above under “Priority of Distributions— Principal Distributions,” unless certain conditions are met, the senior prepayment percentage related to a loan group (which determines the allocation of unscheduled payments of principal between the related senior certificates and the related subordinated certificates) will exceed the related senior percentage (which represents such senior certificates’ pro rata percentage interest in the mortgage loans in that loan group).  This disproportionate allocation of unscheduled payments of principal will have the effect of accelerating the amortization of the senior certificates which receive these unscheduled payments of principal while, in the absence of realized losses, increasing the interest in the principal balance of the loan group evidenced by the related group of subordinated certificates.  Increasing the respective interest of a group of subordinated certificates relative to that of the related classes of senior certificates is intended to preserve the availability of the subordination provided by that group of subordinated certificates.

Cross-Collateralization

If the senior certificates of one group in aggregate loan group II have been paid in full before the senior certificates of the other senior certificate groups related to aggregate loan group II, all principal on the mortgage loans related to the senior certificate group that was paid in full will be distributed to the remaining senior certificates related to aggregate loan group II on a pro rata basis.  However, those distributions will not be made if the level of subordination provided to the senior certificates has doubled from the original level and the delinquency performance of the mortgage loans in aggregate loan group II satisfies the test described in this free writing prospectus under “Description of the Certificates—Cross-CollateralizationWithin Aggregate Loan Groups.”

If on any distribution date the aggregate class certificate balance of the senior certificates of a senior certificate group related to an aggregate loan group, after giving effect to distributions to be made on that distribution date, is greater than the aggregate stated principal balance of the mortgage loans in the related loan group (such group, the “undercollateralized group”), all amounts otherwise distributable as principal to the related subordinated certificates (or, following the related senior credit support depletion date, the amounts described in the following sentence) will be distributed as principal to the senior certificates of that undercollateralized group, until the aggregate class certificate balance of the senior certificates of the undercollateralized group equals the aggregate stated principal balance of the mortgage loans in that loan group in the applicable aggregate loan group (such distribution, an “undercollateralization distribution”).  If the senior certificates of a senior certificate group related to an aggregate loan group constitute an undercollateralized group on any distribution date following the related senior credit support depletion date, undercollateralization distributions will be made from the excess of the available funds for the other loan group in the applicable aggregate loan group remaining after all required amounts for that distribution date have been distributed to the senior certificates of that senior certificate group.

Accordingly, the subordinated certificates for each aggregate loan group will not receive distributions of principal until each undercollateralized group in the applicable aggregate loan group is no longer undercollateralized.

All distributions described in this “—Cross-Collateralization” section will be made in accordance with the priorities set forth in this free writing prospectus under “Distributions on the Certificates — Principal — Senior Principal Distribution Amount” and “— Subordinated Principal Distribution Amount.”

There is no cross-collateralization permitted between the group I certificates and the group II certificates.

Advances

The servicer will make cash advances with respect to delinquent payments of principal and interest on the mortgage loans to the extent the servicer reasonably believes that the cash advances can be repaid from future payments on the mortgage loans. These cash advances are only intended to maintain a regular flow of scheduled interest and principal distributions on the certificates and are not intended to guarantee or insure against losses.

Optional Termination

The servicer may purchase all of the remaining assets of the issuing entity relating to an aggregate loan group and retire all related outstanding classes of certificates on or after the distribution date on which the aggregate stated principal balance of the mortgage loans in that aggregate loan group and real estate related to the mortgage loans in the aggregate loan group owned by the issuing entity declines below 10% of the aggregate stated principal balance of the mortgage loans in that aggregate loan group as of the cut-off date.

Tax Status

For federal income tax purposes, the issuing entity will comprise one or more real estate mortgage investment conduits in a tiered structure.  The highest tier will be referred to as the Master REMIC and each underlying tier (if any) will be referred to as an underlying REMIC.  Each underlying REMIC (if any) will hold mortgage loans (or uncertificated regular interests) and will issue several classes of uncertificated regular interests and a single uncertificated residual interest.  The Master REMIC will hold as assets regular interests issued by underlying REMICs (or the mortgage loans if there are no underlying REMICs) and will issue the several classes of certificates which, other than the Class I-L, Class II-L and Class A-R Certificates, will represent the regular interests in the Master REMIC.  The Class A-R Certificates will represent ownership of both the residual interest in the Master REMIC and the residual interests in any underlying REMIC.

ERISA Considerations

The Class 1-A-1, Class 1-A-2, Class 7-A-1 and Class 7-A-2 Certificates may be purchased by an employee benefit or other plan or arrangement subject to the Employee Retirement Income Security Act of 1974, as amended or Section 4975 of the Internal Revenue Code of 1986, as amended, or by an entity investing the assets of such an employee benefit or other plan or arrangement, so long as certain conditions are met.

Legal Investment

The senior certificates and the Class I-B-1 and Class II-B-1 Certificates will be mortgage related securities for purposes of the Secondary Mortgage Market Enhancement Act of 1984 as long as they are rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization.

The Mortgage Pool

Loan Group 1

Mortgage Rates for the Group 1 Mortgage Loans (1)

Range of Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio	Weighted Average Current Loan-to- Value Ratio
5.501 – 6.000	6	$2,575,762.49	1.40%	5.953%	782	$429,293.75	68.83%	65.36%
6.001 – 6.500	268	120,562,324.10	65.73	6.319	732	449,859.42	68.42	61.46
6.501 – 7.000	130	54,964,155.71	29.96	6.765	725	422,801.20	70.49	68.01
7.001 – 7.500	16	5,327,745.76	2.90	7.190	699	332,984.11	78.19	71.63
Total	420	$183,429,988.06	100.00%
____________
(1)	As of the Cut-off Date, the weighted average Mortgage Rate of the Group 1 Mortgage Loans was approximately 6.473% per annum.

Current Principal Balances for the Group 1 Mortgage Loans (1)

Range of Current Mortgage Loan Principal Balances ($)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio	Weighted Average Current Loan-to- Value Ratio
50,000.01 – 100,000.00	9	$710,031.66	0.39%	6.809%	687	$78,892.41	76.06%	57.19%
100,000.01 – 150,000.00	20	2,498,592.78	1.36	6.452	721	124,929.64	68.39	57.23
150,000.01 – 200,000.00	35	6,233,984.75	3.40	6.548	719	178,113.85	68.09	56.65
200,000.01 – 250,000.00	39	8,752,425.34	4.77	6.553	710	224,421.16	72.41	65.38
250,000.01 – 300,000.00	29	7,972,219.66	4.35	6.488	722	274,904.13	69.64	59.81
300,000.01 – 350,000.00	30	9,759,047.95	5.32	6.474	700	325,301.60	72.29	62.78
350,000.01 – 400,000.00	27	10,006,470.18	5.46	6.420	718	370,610.01	70.72	61.49
400,000.01 – 450,000.00	52	22,210,893.22	12.11	6.529	724	427,132.56	69.79	63.83
450,000.01 – 500,000.00	45	21,350,247.16	11.64	6.429	735	474,449.94	71.64	64.49
500,000.01 – 550,000.00	34	17,775,619.89	9.69	6.539	740	522,812.35	70.28	62.85
550,000.01 – 600,000.00	23	13,288,729.93	7.24	6.423	750	577,770.87	67.29	52.82
600,000.01 – 650,000.00	21	13,146,816.46	7.17	6.566	730	626,038.88	70.00	69.52
650,000.01 – 700,000.00	10	6,751,601.00	3.68	6.399	764	675,160.10	69.18	64.45
700,000.01 – 750,000.00	9	6,460,017.33	3.52	6.430	720	717,779.70	68.06	66.68
750,000.01 – 800,000.00	11	8,460,602.30	4.61	6.375	749	769,145.66	66.13	67.06
800,000.01 – 850,000.00	4	3,298,685.04	1.80	6.249	729	824,671.26	70.05	63.44
850,000.01 – 900,000.00	2	1,729,337.14	0.94	6.438	710	864,668.57	70.60	63.21
900,000.01 – 950,000.00	5	4,621,772.64	2.52	6.300	723	924,354.53	66.95	73.64
950,000.01 – 1,000,000.00	4	3,920,125.77	2.14	6.314	720	980,031.44	60.96	79.52
1,000,000.01 – 1,250,000.00	7	7,665,879.82	4.18	6.393	724	1,095,125.69	67.23	65.07
1,250,000.01 – 1,500,000.00	2	2,698,640.59	1.47	6.496	758	1,349,320.30	65.16	70.54
1,500,000.01 – 1,750,000.00	1	1,692,950.52	0.92	6.875	676	1,692,950.52	54.93	34.59
2,250,000.01 – 2,500,000.00	1	2,425,296.93	1.32	6.750	781	2,425,296.93	70.00	84.40
Total	420	$183,429,988.06	100.00%
____________
(1)	As of the Cut-off Date, the average principal balance of the Group 1 Mortgage Loans was approximately $436,738.07.

Original Loan-to-Value Ratios for the Group 1 Mortgage Loans (1)

Range of Original Loan-to- Value Ratios (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio	Weighted Average Current Loan-to- Value Ratio
20.01 - 30.00	7	$2,336,101.13	1.27%	6.407%	766	$333,728.73	24.41%	24.55%
30.01 - 40.00	7	2,804,807.62	1.53	6.341	729	400,686.80	37.71	47.06
40.01 - 50.00	17	7,066,606.12	3.85	6.435	737	415,682.71	45.86	39.15
50.01 - 60.00	38	20,697,913.80	11.28	6.464	730	544,681.94	56.51	59.23
60.01 - 70.00	109	54,143,917.17	29.52	6.437	736	496,733.19	67.39	63.44
70.01 - 80.00	229	93,408,359.44	50.92	6.500	725	407,896.77	76.50	68.09
80.01 - 90.00	11	2,557,474.82	1.39	6.574	703	232,497.71	88.52	70.57
90.01 - 100.00	2	414,807.96	0.23	6.742	756	207,403.98	95.00	72.37
Total	420	$183,429,988.06	100.00%
____________
(1)	As of the Cut-off Date, the weighted average original Loan-to-Value Ratio of the Group 1 Mortgage Loans was approximately 69.33%.

Current Loan-to-Value Ratios for the Group 1 Mortgage Loans (1)

Range of Current Loan-to- Value Ratios (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio	Weighted Average Current Loan-to- Value Ratio
10.01 - 20.00	6	$1,371,669.67	0.75%	6.421%	725	$228,611.61	28.00%	17.24%
20.01 - 30.00	9	3,389,846.41	1.85	6.346	766	376,649.60	43.94	25.14
30.01 - 40.00	27	14,085,227.92	7.68	6.436	727	521,675.11	58.14	35.72
40.01 - 50.00	67	23,846,060.38	13.00	6.440	730	355,911.35	67.46	45.30
50.01 - 60.00	80	35,082,830.07	19.13	6.427	728	438,535.38	70.15	56.48
60.01 - 70.00	83	34,791,057.92	18.97	6.442	728	419,169.37	72.41	65.87
70.01 - 80.00	79	36,765,757.00	20.04	6.478	728	465,389.33	73.47	74.52
80.01 - 90.00	44	22,924,005.38	12.50	6.646	736	521,000.12	71.00	84.42
90.01 - 100.00	25	11,173,533.31	6.09	6.501	720	446,941.33	70.93	94.61
Total	420	$183,429,988.06	100.00%
____________
(1)	As of the Cut-off Date, the weighted average current Loan-to-Value Ratio of the Group 1 Mortgage Loans was approximately 63.77%.

Original Term to Stated Maturity for the Group 1 Mortgage Loans

Original Term to Stated Maturity (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio	Weighted Average Current Loan-to- Value Ratio
360	420	$183,429,988.06	100.00%	6.473%	729	$436,738.07	69.33%	63.77%
Total	420	$183,429,988.06	100.00%

Remaining Terms to Stated Maturity for the Group 1 Mortgage Loans (1)

Remaining Terms to Stated Maturity (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio	Weighted Average Current Loan-to- Value Ratio
271 – 275	1	$482,106.04	0.26%	6.125%	781	$482,106.04	76.77%	38.45%
281 – 285	1	208,658.87	0.11	6.375	703	208,658.87	89.96	43.34
286 – 290	1	378,186.07	0.21	6.250	788	378,186.07	74.43	47.62
291 – 295	2	1,033,123.85	0.56	6.270	763	516,561.93	70.00	35.95
296 – 300	10	6,531,455.91	3.56	6.519	745	653,145.59	70.51	64.23
301 – 305	16	7,341,857.39	4.00	6.347	744	458,866.09	69.41	51.96
306 – 310	28	12,635,684.41	6.89	6.459	732	451,274.44	65.37	51.25
311 – 315	82	33,702,652.77	18.37	6.438	734	411,007.96	66.91	57.01
316 – 320	35	14,988,295.90	8.17	6.419	735	428,237.03	66.11	55.02
321 – 325	66	27,684,845.59	15.09	6.516	721	419,467.36	72.01	67.36
326 – 330	91	37,539,858.15	20.47	6.473	715	412,525.91	69.27	69.36
331 – 335	75	35,981,114.08	19.62	6.499	736	479,748.19	71.15	72.29
336 – 340	12	4,922,149.03	2.68	6.700	720	410,179.09	74.10	71.32
Total	420	$183,429,988.06	100.00%
____________
(1)	As of the Cut-off Date, the weighted average remaining term to stated maturity of the Group 1 Mortgage Loans was approximately 321 months.

Geographic Distribution of the Mortgaged Properties for the Group 1 Mortgage Loans

Geographic Area	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio	Weighted Average Current Loan-to- Value Ratio
Alabama	3	$211,503.61	0.12%	6.807%	657	$70,501.20	78.53%	59.52%
Arizona	10	3,276,741.24	1.79	6.496	717	327,674.12	72.29	57.14
California	207	102,296,565.49	55.77	6.480	737	494,186.31	69.16	61.35
Colorado	11	3,033,183.47	1.65	6.433	747	275,743.95	71.85	67.29
Connecticut	4	1,938,160.23	1.06	6.530	724	484,540.06	74.02	61.79
District of Columbia	3	905,055.98	0.49	6.907	722	301,685.33	71.42	48.51
Florida	19	7,883,817.94	4.30	6.415	710	414,937.79	71.59	64.16
Georgia	6	2,756,636.59	1.50	6.509	681	459,439.43	71.61	66.28
Hawaii	5	2,192,851.49	1.20	6.428	671	438,570.30	73.91	47.32
Illinois	9	3,239,187.66	1.77	6.589	731	359,909.74	72.03	72.93
Kansas	2	1,152,563.06	0.63	6.323	756	576,281.53	74.13	90.38
Kentucky	2	1,325,033.63	0.72	6.549	701	662,516.82	65.16	56.71
Maine	2	1,015,209.64	0.55	6.159	666	507,604.82	40.45	90.32
Maryland	5	2,651,641.78	1.45	6.373	718	530,328.36	66.80	72.36
Massachusetts	5	1,437,710.69	0.78	6.464	718	287,542.14	67.22	71.80
Michigan	10	3,415,379.31	1.86	6.359	713	341,537.93	70.05	83.13
Minnesota	4	2,256,042.17	1.23	6.634	762	564,010.54	64.31	82.51
Nevada	9	2,764,581.82	1.51	6.485	750	307,175.76	74.25	63.27
New Hampshire	1	223,295.14	0.12	7.375	739	223,295.14	80.00	91.14
New Jersey	17	6,698,227.33	3.65	6.535	706	394,013.37	73.38	71.81
New Mexico	1	183,255.55	0.10	6.250	771	183,255.55	69.22	68.74
New York	38	15,944,663.87	8.69	6.427	723	419,596.42	68.89	61.87
North Carolina	6	2,707,250.29	1.48	6.254	753	451,208.38	72.12	78.05
Ohio	2	194,917.23	0.11	6.750	646	97,458.62	79.84	75.90
Oklahoma	1	204,660.85	0.11	7.125	622	204,660.85	75.00	75.16
Oregon	2	586,885.06	0.32	6.448	732	293,442.53	50.30	46.84
Pennsylvania	4	863,701.55	0.47	6.799	686	215,925.39	80.38	71.10
South Carolina	2	654,132.43	0.36	6.662	689	327,066.22	66.14	60.09
Texas	10	3,677,983.95	2.01	6.297	723	367,798.40	63.07	69.79
Utah	3	606,121.47	0.33	6.500	776	202,040.49	64.25	61.23
Virginia	10	4,728,596.94	2.58	6.506	740	472,859.69	62.67	53.46
Washington	6	2,122,451.51	1.16	6.496	697	353,741.92	71.38	82.21
Wisconsin	1	281,979.09	0.15	6.750	725	281,979.09	75.00	84.42
Total	420	$183,429,988.06	100.00%

Mortgagors’ FICO Credit Scores for the Group 1 Mortgage Loans (1)

Range of FICO Credit Scores	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio	Weighted Average Current Loan-to- Value Ratio
620	1	$246,883.97	0.13%	6.625%	620	$246,883.97	68.57%	45.75%
621 – 640	22	7,810,888.82	4.26	6.591	629	355,040.40	74.51	65.85
641 – 660	32	9,791,875.30	5.34	6.626	650	305,996.10	74.59	68.41
661 – 680	48	21,866,530.68	11.92	6.448	671	455,552.72	66.16	61.89
681 – 700	34	14,034,651.07	7.65	6.499	691	412,783.86	69.20	65.77
701 – 720	53	22,690,600.77	12.37	6.489	710	428,124.54	69.99	62.10
721 – 740	50	21,459,925.80	11.70	6.400	731	429,198.52	70.32	61.29
741 – 760	58	25,624,006.07	13.97	6.463	751	441,793.21	71.87	66.91
761 – 780	54	27,367,569.97	14.92	6.512	771	506,806.85	67.90	63.89
781 – 800	43	20,918,584.05	11.40	6.469	786	486,478.70	67.09	62.38
801 – 820	24	11,111,468.17	6.06	6.288	807	462,977.84	66.52	63.12
821 – 840	1	507,003.39	0.28	6.875	824	507,003.39	58.62	62.97
Total	420	$183,429,988.06	100.00%
____________
(1)	As of the Cut-off Date, the weighted average FICO Credit Score of the Group 1 Mortgage Loans was approximately 729.

Types of Mortgaged Properties for the Group 1 Mortgage Loans

Property Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio	Weighted Average Current Loan-to- Value Ratio
Single Family Residence	256	$117,239,534.90	63.92%	6.477%	726	$457,966.93	68.08%	63.22%
Planned Unit Development (PUD)	86	38,628,879.97	21.06	6.439	741	449,173.02	71.41	66.10
Low-Rise Condominium	24	7,081,163.67	3.86	6.499	735	295,048.49	72.34	66.71
Two Family Residence	23	7,924,515.54	4.32	6.438	730	344,544.15	73.01	61.21
High-Rise Condominium	6	2,926,841.70	1.60	6.227	724	487,806.95	74.73	53.96
Four Family Residence	13	5,325,316.51	2.90	6.630	721	409,639.73	68.83	61.37
Three Family Residence	7	2,875,404.83	1.57	6.699	740	410,772.12	69.74	65.46
Townhouse	5	1,428,330.94	0.78	6.535	695	285,666.19	69.77	71.22
Total	420	$183,429,988.06	100.00%

Purposes of the Group 1 Mortgage Loans

Loan Purpose	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio	Weighted Average Current Loan-to- Value Ratio
Purchase	131	$61,622,231.24	33.59%	6.502%	735	$470,398.71	73.89%	63.54%
Refinance (Rate/Term)	80	34,542,171.51	18.83	6.446	735	431,777.14	65.40	64.05
Refinance (Cash Out)	209	87,265,585.31	47.57	6.463	724	417,538.69	67.66	63.83
Total	420	$183,429,988.06	100.00%

Occupancy Types for the Group 1 Mortgage Loans (1)

Occupancy Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio	Weighted Average Current Loan-to- Value Ratio
Primary Home	358	$161,444,582.42	88.01%	6.467%	729	$450,962.52	69.25%	64.02%
Secondary Home	12	6,207,932.63	3.38	6.359	720	517,327.72	71.48	60.01
Investment	50	15,777,473.01	8.60	6.574	734	315,549.46	69.26	62.72
Total	420	$183,429,988.06	100.00%
____________
(1)	Based upon representations of the related mortgagors at the time of origination.

Loan Documentation Types for the Group 1 Mortgage Loans

Type of Program	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio	Weighted Average Current Loan-to- Value Ratio
Full/Alternate	96	$35,827,882.71	19.53%	6.436%	735	$373,207.11	69.12%	63.32%
FastForward	6	2,782,909.88	1.52	6.558	742	463,818.31	55.50	58.43
Limited	7	6,344,176.52	3.46	6.519	753	906,310.93	73.30	65.56
Stated Income	244	109,221,683.39	59.54	6.470	724	447,629.85	69.51	63.77
No Ratio	10	4,737,410.09	2.58	6.791	728	473,741.01	71.74	68.93
No Income/No Asset	51	22,101,336.51	12.05	6.456	737	433,359.54	69.73	65.92
No Doc	6	2,414,588.96	1.32	6.457	727	402,431.49	61.10	42.24
Total	420	$183,429,988.06	100.00%

Loan Age for the Group 1 Mortgage Loans (1)

Loan Age (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio	Weighted Average Current Loan-to- Value Ratio
16 – 20	1	$362,296.41	0.20%	5.750%	702	$362,296.41	69.09%	65.75%
21 – 25	19	7,836,735.32	4.27	6.771	721	412,459.75	74.65	74.85
26 – 30	86	41,816,700.07	22.80	6.475	728	486,240.70	70.36	70.97
31 – 35	86	34,297,840.87	18.70	6.466	720	398,812.10	69.68	70.52
36 – 40	58	24,134,362.00	13.16	6.521	726	416,109.69	71.33	64.24
41 – 45	35	15,238,801.07	8.31	6.417	740	435,394.32	67.63	54.55
46 – 50	87	36,991,530.43	20.17	6.451	728	425,190.00	66.47	56.18
51 – 55	20	8,317,016.27	4.53	6.422	751	415,850.81	64.42	53.95
56 – 60	14	6,070,704.44	3.31	6.321	742	433,621.75	71.26	50.18
61 – 65	9	6,261,926.35	3.41	6.525	745	695,769.59	70.10	64.69
66 – 70	3	1,411,309.92	0.77	6.264	770	470,436.64	71.19	39.08
76 – 80	1	208,658.87	0.11	6.375	703	208,658.87	89.96	43.34
86 – 90	1	482,106.04	0.26	6.125	781	482,106.04	76.77	38.45
Total	420	$183,429,988.06	100.00%
____________
(1)	As of the Cut-off Date, the weighted average loan age of the Group 1 Mortgage Loans was approximately 39 months.

Loan Programs for the Group 1 Mortgage Loans

Loan Program	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio	Weighted Average Current Loan-to- Value Ratio
5/1 LIBOR Fully Amortizing	27	$8,509,746.20	4.64%	6.391%	728	$315,175.79	71.41%	63.05%
5/1 LIBOR Interest Only	393	174,920,241.86	95.36	6.477	730	445,089.67	69.23	63.81
Total	420	$183,429,988.06	100.00%

Original Interest Only Terms of the Group 1 Mortgage Loans (1)

Original Interest Only Term (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio	Weighted Average Current Loan-to- Value Ratio
0	27	$8,509,746.20	4.64%	6.391%	728	$315,175.79	71.41%	63.05%
120	393	174,920,241.86	95.36	6.477	730	445,089.67	69.23	63.81
Total	420	$183,429,988.06	100.00%
____________
(1)	For the Group 1 Mortgage Loans the interest only term starts on the date of modification.

Remaining Interest Only Terms of the Group 1 Mortgage Loans

Remaining Interest Only Term (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio	Weighted Average Current Loan-to- Value Ratio
0	27	$8,509,746.20	4.64%	6.391%	728	$315,175.79	71.41%	63.05%
96 – 100	16	8,024,522.39	4.37	6.151	741	501,532.65	67.33	59.43
101 – 105	176	72,251,326.57	39.39	6.374	724	410,518.90	69.90	62.98
106 – 110	174	81,735,010.92	44.56	6.614	736	469,741.44	68.03	65.06
111 – 115	27	12,909,381.98	7.04	6.381	712	478,125.26	74.20	63.21
Total	420	$183,429,988.06	100.00%

Prepayment Charge Terms and Types of the Group 1 Mortgage Loans (1)

Prepayment Charge Term and Type (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio	Weighted Average Current Loan-to- Value Ratio
None	150	$70,411,743.16	38.39%	6.537%	726	$469,411.62	70.89%	65.13%
12 – Hard	22	13,540,679.72	7.38	6.572	747	615,485.44	69.91	71.34
12 – Soft	53	25,841,103.57	14.09	6.412	744	487,567.99	66.27	61.79
24 – Hard	20	4,358,278.85	2.38	6.667	707	217,913.94	80.00	66.97
24 – Soft	6	3,044,587.97	1.66	6.562	734	507,431.33	76.24	66.95
30 – Hard	1	769,999.99	0.42	6.375	755	769,999.99	70.00	98.20
36 – Hard	100	37,435,077.59	20.41	6.328	722	374,350.78	67.55	62.39
36 – Soft	68	28,028,517.21	15.28	6.475	728	412,184.08	67.89	58.59
Total	420	$183,429,988.06	100.00%
____________
(1)	The prepayment charge term starts on the date of origination.

Remaining Prepayment Charge Terms of the Group 1 Mortgage Loans

Remaining Prepayment Charge Term (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio	Weighted Average Current Loan-to- Value Ratio
None	361	$156,188,567.86	85.15%	6.495%	730	$432,655.31	69.42%	62.91%
1 – 5	19	9,043,711.35	4.93	6.378	718	475,984.81	67.29	67.63
6 – 10	37	17,295,654.00	9.43	6.331	729	467,450.11	69.58	69.31
11 – 15	2	539,758.44	0.29	6.763	689	269,879.22	67.63	70.33
16 – 20	1	362,296.41	0.20	5.750	702	362,296.41	69.09	65.75
Total	420	$183,429,988.06	100.00%

Gross Margins for the Group 1 Mortgage Loans (1)

Range of Gross Margins (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio	Weighted Average Current Loan-to- Value Ratio
2.500 - 2.999	420	$183,429,988.06	100.00%	6.473%	729	$436,738.07	69.33%	63.77%
Total	420	$183,429,988.06	100.00%
____________
(1)	As of the Cut-off Date, the weighted average Gross Margin of the Group 1 Mortgage Loans was approximately 2.750%.

Months to Initial Adjustment Date for the Group 1 Mortgage Loans

Range of Number of Months to Initial Adjustment Date	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio	Weighted Average Current Loan-to- Value Ratio
31 – 40	16	$8,024,522.39	4.37%	6.151%	741	$501,532.65	67.33%	59.43%
41 – 50	350	153,986,337.49	83.95	6.502	730	439,960.96	68.91	64.09
51 – 60	54	21,419,128.18	11.68	6.385	718	396,650.52	73.09	63.15
Total	420	$183,429,988.06	100.00%

Maximum Mortgage Rates for the Group 1 Mortgage Loans (1)

Range of Maximum Mortgage Rate (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio	Weighted Average Current Loan-to- Value Ratio
10.500 - 10.999	2	$614,415.18	0.33%	5.801%	711	$307,207.59	57.35%	49.94%
11.000 - 11.499	224	105,114,597.80	57.31	6.283	737	469,261.60	68.07	62.02
11.500 - 11.999	166	66,737,030.46	36.38	6.676	721	402,030.30	70.51	65.50
12.000 - 12.499	26	10,704,393.89	5.84	7.082	711	411,707.46	74.86	71.15
12.500 - 12.999	2	259,550.73	0.14	7.500	654	129,775.37	71.84	58.60
Total	420	$183,429,988.06	100.00%
____________
(1)	As of the Cut-off Date, the weighted average Maximum Mortgage Rate of the Group 1 Mortgage Loans was approximately 11.473%.

Initial Periodic Rate Caps for the Group 1 Mortgage Loans

Initial Periodic Rate Cap (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio	Weighted Average Current Loan-to- Value Ratio
5.000	420	$183,429,988.06	100.00%	6.473%	729	$436,738.07	69.33%	63.77%
Total	420	$183,429,988.06	100.00%

Subsequent Periodic Rate Cap for the Group 1 Mortgage Loans

Subsequent Periodic Rate Cap (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio	Weighted Average Current Loan-to- Value Ratio
2.000	420	$183,429,988.06	100.00%	6.473%	729	$436,738.07	69.33%	63.77%
Total	420	$183,429,988.06	100.00%

Origination Channels for the Group 1 Mortgage Loans

Origination Channel	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio	Weighted Average Current Loan-to- Value Ratio
Consumer Direct	420	$183,429,988.06	100.00%	6.473%	729	$436,738.07	69.33%	63.77%
Total	420	$183,429,988.06	100.00%

Loan Group 2

Mortgage Rates for the Group 2 Mortgage Loans (1)

Range of Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio	Weighted Average Current Loan-to- Value Ratio
5.501 - 6.000	1	$411,014.12	0.40%	6.000%	635	$411,014.12	59.86%	52.11%
6.001 - 6.500	144	68,546,732.22	66.28	6.381	732	476,018.97	69.40	63.33
6.501 - 7.000	98	33,076,363.06	31.98	6.724	702	337,513.91	75.74	70.94
7.001 - 7.500	5	1,049,592.51	1.01	7.284	652	209,918.50	79.95	65.58
7.501 - 8.000	1	340,481.19	0.33	7.625	664	340,481.19	80.00	79.11
Total	249	$103,424,183.10	100.00%
____________
(1)	As of the Cut off Date, the weighted average Mortgage Rate of the Group 2 Mortgage Loans was approximately 6.502% per annum.

Current Principal Balances for the Group 2 Mortgage Loans (1)

Range of Current Mortgage Loan Principal Balances ($)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio	Weighted Average Current Loan-to- Value Ratio
50,000.01 - 100,000.00	5	$418,383.64	0.40%	6.887%	701	$83,676.73	67.84%	51.74%
100,000.01 - 150,000.00	19	2,353,951.46	2.28	6.711	699	123,892.18	73.87	63.20
150,000.01 - 200,000.00	20	3,410,197.07	3.30	6.612	683	170,509.85	76.15	66.35
200,000.01 - 250,000.00	17	3,703,931.54	3.58	6.623	673	217,878.33	79.31	73.35
250,000.01 - 300,000.00	24	6,640,463.07	6.42	6.573	697	276,685.96	73.41	65.05
300,000.01 - 350,000.00	20	6,440,749.22	6.23	6.615	706	322,037.46	75.16	75.15
350,000.01 - 400,000.00	14	5,259,058.54	5.08	6.516	701	375,647.04	75.43	62.73
400,000.01 - 450,000.00	30	12,855,621.00	12.43	6.509	714	428,520.70	71.48	69.27
450,000.01 - 500,000.00	24	11,510,745.32	11.13	6.451	731	479,614.39	71.64	64.47
500,000.01 - 550,000.00	25	13,028,152.08	12.60	6.485	727	521,126.08	71.61	64.38
550,000.01 - 600,000.00	15	8,578,295.82	8.29	6.499	737	571,886.39	71.33	63.80
600,000.01 - 650,000.00	12	7,500,855.26	7.25	6.445	725	625,071.27	73.54	68.60
650,000.01 - 700,000.00	2	1,351,011.99	1.31	6.810	733	675,506.00	75.17	66.43
700,000.01 - 750,000.00	5	3,649,227.59	3.53	6.525	760	729,845.52	74.49	67.41
750,000.01 - 800,000.00	3	2,323,418.73	2.25	6.458	759	774,472.91	78.29	79.14
800,000.01 - 850,000.00	3	2,497,145.09	2.41	6.415	748	832,381.70	72.04	73.95
850,000.01 - 900,000.00	2	1,755,210.31	1.70	6.312	790	877,605.16	67.41	55.75
900,000.01 - 950,000.00	2	1,857,000.00	1.80	6.375	710	928,500.00	48.45	54.80
950,000.01 - 1,000,000.00	3	2,956,278.38	2.86	6.375	773	985,426.13	55.73	55.01
1,000,000.01 - 1,250,000.00	1	1,044,635.81	1.01	6.625	699	1,044,635.81	60.00	59.12
1,250,000.01 - 1,500,000.00	2	2,713,802.36	2.62	6.314	693	1,356,901.18	59.39	51.20
1,500,000.01 - 1,750,000.00	1	1,576,048.82	1.52	6.250	718	1,576,048.82	65.00	56.99
Total	249	$103,424,183.10	100.00%
____________
(1)	As of the Cut-off Date, the average principal balance of the Group 2 Mortgage Loans was approximately $415,358.17.

Original Loan-to-Value Ratios for the Group 2 Mortgage Loans (1)

Range of Original Loan- to-Value Ratios (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio	Weighted Average Current Loan-to- Value Ratio
20.01 - 30.00	1	$107,500.07	0.10%	6.625%	680	$107,500.07	26.32%	27.36%
30.01 - 40.00	4	2,011,225.36	1.94	6.387	742	502,806.34	34.02	36.72
40.01 - 50.00	10	4,129,621.70	3.99	6.461	743	412,962.17	44.17	36.56
50.01 - 60.00	19	11,029,247.31	10.66	6.386	728	580,486.70	56.39	50.24
60.01 - 70.00	40	19,994,469.90	19.33	6.403	734	499,861.75	65.73	62.22
70.01 - 80.00	164	63,553,872.02	61.45	6.554	715	387,523.61	78.41	72.37
80.01 - 90.00	10	2,480,284.75	2.40	6.650	679	248,028.48	86.32	68.87
90.01 - 100.00	1	117,961.99	0.11	6.750	623	117,961.99	95.00	68.98
Total	249	$103,424,183.10	100.00%
____________
(1)	As of the Cut-off Date, the weighted average original Loan-to-Value Ratio of the Group 2 Mortgage Loans was approximately 71.53%.

Current Loan-to-Value Ratios for the Group 2 Mortgage Loans (1)

Range of Current Loan- to-Value Ratios (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio	Weighted Average Current Loan-to- Value Ratio
10.01 - 20.00	2	$584,398.85	0.57%	6.417%	809	$292,199.43	39.06%	18.57%
20.01 - 30.00	6	2,725,100.08	2.63	6.369	721	454,183.35	50.64	26.93
30.01 - 40.00	9	3,186,545.52	3.08	6.450	751	354,060.61	50.27	35.25
40.01 - 50.00	26	12,717,455.95	12.30	6.461	755	489,132.92	62.54	45.83
50.01 - 60.00	32	15,283,858.38	14.78	6.407	726	477,620.57	67.87	55.43
60.01 - 70.00	62	24,746,021.14	23.93	6.510	714	399,129.37	74.29	64.88
70.01 - 80.00	60	22,734,315.93	21.98	6.563	707	378,905.27	76.67	74.85
80.01 - 90.00	34	14,053,570.91	13.59	6.573	720	413,340.32	78.28	83.88
90.01 - 100.00	18	7,392,916.34	7.15	6.503	699	410,717.57	76.17	93.61
Total	249	$103,424,183.10	100.00%
____________
(1)	As of the Cut-off Date, the weighted average current Loan-to-Value Ratio of the Group 2 Mortgage Loans was approximately 65.79%.

Original Term to Stated Maturity for the Group 2 Mortgage Loans

Original Term to Stated Maturity (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio	Weighted Average Current Loan-to- Value Ratio
360	249	$103,424,183.10	100.00%	6.502%	721	$415,358.17	71.53%	65.79%
Total	249	$103,424,183.10	100.00%

Remaining Terms to Stated Maturity for the Group 2 Mortgage Loans (1)

Remaining Terms to Stated Maturity (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio	Weighted Average Current Loan-to- Value Ratio
281 – 285	1	$397,000.00	0.38%	6.375%	654	$397,000.00	70.00%	37.31%
286 – 290	2	613,140.29	0.59	6.723	684	306,570.15	79.91	64.10
296 – 300	8	4,481,287.38	4.33	6.329	739	560,160.92	62.38	36.99
301 – 305	4	1,412,803.84	1.37	6.328	748	353,200.96	72.70	60.05
306 – 310	3	1,742,884.50	1.69	6.325	716	580,961.50	68.53	51.76
311 – 315	9	3,316,519.16	3.21	6.388	724	368,502.13	70.19	57.30
316 – 320	46	19,429,925.96	18.79	6.462	734	422,389.69	68.77	58.86
321 – 325	29	12,386,779.49	11.98	6.481	723	427,130.33	73.35	63.03
326 – 330	25	7,832,163.55	7.57	6.582	701	313,286.54	76.03	68.85
331 – 335	60	24,073,765.76	23.28	6.568	713	401,229.43	78.04	77.13
336 – 340	23	7,410,964.65	7.17	6.554	702	322,215.85	75.06	73.67
341 – 345	30	16,481,018.88	15.94	6.492	731	549,367.30	65.49	67.83
346 – 350	9	3,845,929.64	3.72	6.573	714	427,325.52	60.48	61.17
Total	249	$103,424,183.10	100.00%
____________
(1)	As of the Cut-off Date, the weighted average remaining term to stated maturity of the Group 2 Mortgage Loans was approximately 328 months.

Geographic Distribution of the Mortgaged Properties for the Group 2 Mortgage Loans

Geographic Area	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio	Weighted Average Current Loan-to- Value Ratio
Alaska	1	$176,556.87	0.17%	6.375%	734	$176,556.87	80.00%	69.08%
Arizona	10	2,649,820.17	2.56	6.657	706	264,982.02	79.36	70.22
California	121	61,516,453.96	59.48	6.489	732	508,400.45	70.12	64.34
Colorado	5	1,999,742.03	1.93	6.516	717	399,948.41	67.92	62.50
Connecticut	2	925,289.42	0.89	6.375	751	462,644.71	63.28	66.10
Florida	15	4,320,975.92	4.18	6.545	708	288,065.06	79.76	61.76
Georgia	1	204,566.90	0.20	6.375	695	204,566.90	80.00	58.57
Illinois	7	1,443,076.10	1.40	6.534	684	206,153.73	77.84	66.44
Maryland	11	3,981,048.86	3.85	6.530	689	361,913.53	70.46	67.54
Massachusetts	6	2,255,355.52	2.18	6.557	693	375,892.59	70.83	75.23
Michigan	10	1,962,337.34	1.90	6.452	727	196,233.73	70.56	83.64
Minnesota	2	576,326.46	0.56	6.594	710	288,163.23	76.13	73.30
Missouri	2	857,172.64	0.83	6.589	711	428,586.32	70.88	84.02
Nevada	5	2,459,547.80	2.38	6.421	687	491,909.56	77.56	65.93
New Jersey	7	2,248,623.48	2.17	6.667	708	321,231.93	63.43	62.19
New York	18	7,374,895.23	7.13	6.513	718	409,716.40	70.96	63.15
Ohio	1	292,817.97	0.28	6.375	792	292,817.97	64.36	60.19
Pennsylvania	3	665,931.47	0.64	6.438	691	221,977.16	81.69	69.55
South Carolina	1	112,656.67	0.11	6.375	763	112,656.67	80.00	57.89
Tennessee	1	213,576.18	0.21	6.250	656	213,576.18	80.00	66.70
Texas	7	1,518,930.36	1.47	6.733	675	216,990.05	79.57	71.11
Virginia	10	4,360,513.00	4.22	6.445	692	436,051.30	75.79	74.29
Washington	3	1,307,968.75	1.26	6.404	729	435,989.58	78.04	65.95
Total	249	$103,424,183.10	100.00%

Mortgagors’ FICO Credit Scores for the Group 2 Mortgage Loans (1)

Range of FICO Credit Scores	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio	Weighted Average Current Loan-to- Value Ratio
Not available	2	$280,948.97	0.27%	6.750%	N/A	$140,474.49	77.43%	63.16%
621 – 640	16	3,480,992.28	3.37	6.636	630	217,562.02	75.80	72.26
641 – 660	37	10,583,648.59	10.23	6.676	652	286,044.56	77.00	72.28
661 – 680	28	10,467,784.48	10.12	6.520	672	373,849.45	74.88	68.06
681 – 700	32	14,960,014.72	14.46	6.515	692	467,500.46	70.67	68.19
701 – 720	33	15,783,501.45	15.26	6.462	710	478,287.92	71.84	66.63
721 – 740	23	10,723,493.91	10.37	6.455	732	466,238.87	73.56	70.41
741 – 760	18	7,605,591.30	7.35	6.472	751	422,532.85	68.76	63.91
761 – 780	30	14,695,984.28	14.21	6.467	771	489,866.14	67.80	58.44
781 – 800	22	11,542,732.33	11.16	6.447	791	524,669.65	70.73	60.17
801 – 820	8	3,299,490.79	3.19	6.434	806	412,436.35	60.08	58.10
Total	249	$103,424,183.10	100.00%
____________
(1)
As of the Cut-off Date, the weighted average FICO Credit Score of the Group 2 Mortgage Loans (not including the Group 2 Mortgage Loans for which the FICO Credit Score was not available) was approximately 721.

Types of Mortgaged Properties for the Group 2 Mortgage Loans

Property Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio	Weighted Average Current Loan-to- Value Ratio
Single Family Residence	147	$62,739,604.57	60.66%	6.490%	719	$426,800.03	70.20%	64.63%
Planned Unit Development (PUD)	53	23,885,866.88	23.10	6.483	722	450,676.73	74.06	66.69
Low-Rise Condominium	21	8,131,038.65	7.86	6.515	739	387,192.32	72.00	73.05
Two Family Residence	17	5,631,591.74	5.45	6.586	722	331,270.10	74.37	63.58
High-Rise Condominium	1	205,041.64	0.20	6.375	700	205,041.64	80.00	72.17
Four Family Residence	5	1,370,354.45	1.32	6.750	693	274,070.89	78.89	74.86
Three Family Residence	3	950,322.78	0.92	6.858	694	316,774.26	79.94	70.97
Townhouse	2	510,362.39	0.49	6.480	739	255,181.20	39.51	38.97
Total	249	$103,424,183.10	100.00%

Purposes of the Group 2 Mortgage Loans

Loan Purpose	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio	Weighted Average Current Loan-to- Value Ratio
Purchase	116	$47,112,333.63	45.55%	6.559%	717	$406,140.81	77.05%	71.04%
Refinance (Rate/Term)	36	17,639,520.59	17.06	6.436	748	489,986.68	68.14	61.06
Refinance (Cash Out)	97	38,672,328.88	37.39	6.464	713	398,683.80	66.36	61.55
Total	249	$103,424,183.10	100.00%

Occupancy Types for the Group 2 Mortgage Loans (1)

Occupancy Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio	Weighted Average Current Loan-to- Value Ratio
Primary Home	196	$82,798,649.46	80.06%	6.479%	720	$422,442.09	70.44%	64.03%
Secondary Home	4	1,537,885.26	1.49	6.438	705	384,471.32	74.24	65.92
Investment	49	19,087,648.38	18.46	6.608	726	389,543.84	76.06	73.44
Total	249	$103,424,183.10	100.00%
____________
(1)	Based upon representations of the related mortgagors at the time of origination.

Loan Documentation Type for the Group 2 Mortgage Loans

Type of Program	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio	Weighted Average Current Loan-to- Value Ratio
Full/Alternate	80	$31,141,636.45	30.11%	6.486%	727	$389,270.46	74.66%	68.24%
FastForward	2	1,001,441.26	0.97	6.375	733	500,720.63	78.70	66.58
Limited	5	4,469,722.44	4.32	6.283	728	893,944.49	64.17	45.26
Stated Income	149	61,555,157.49	59.52	6.530	717	413,121.86	70.53	66.17
No Ratio	1	380,694.30	0.37	6.375	667	380,694.30	78.95	58.44
No Income/No Asset	9	3,883,970.50	3.76	6.498	740	431,552.28	66.75	62.96
No Doc	3	991,560.66	0.96	6.498	699	330,520.22	77.56	70.98
Total	249	$103,424,183.10	100.00%

Loan Age for the Group 2 Mortgage Loans (1)

Loan Ages (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio	Weighted Average Current Loan-to- Value Ratio
11 – 15	14	$6,887,962.04	6.66%	6.542%	716	$491,997.29	61.94%	63.21%
16 – 20	29	14,728,969.79	14.24	6.486	729	507,895.51	66.71	68.87
21 – 25	27	8,281,808.79	8.01	6.607	697	306,733.66	75.59	73.82
26 – 30	54	22,252,094.00	21.52	6.559	717	412,075.81	78.14	77.18
31 – 35	26	8,552,151.60	8.27	6.533	703	328,928.91	75.40	67.89
36 – 40	36	14,823,348.45	14.33	6.526	730	411,759.68	72.16	60.87
41 – 45	38	16,343,821.80	15.80	6.430	730	430,100.57	69.23	60.27
46 – 50	7	2,906,910.62	2.81	6.390	728	415,272.95	68.80	56.16
51 – 55	5	2,170,829.88	2.10	6.304	722	434,165.98	67.21	53.49
56 – 60	3	1,253,991.56	1.21	6.375	742	417,997.19	75.68	54.87
61 – 65	7	4,212,154.28	4.07	6.326	740	601,736.33	61.94	37.01
66 – 70	1	328,266.03	0.32	6.375	708	328,266.03	80.00	62.79
71 – 75	1	284,874.26	0.28	7.125	656	284,874.26	79.81	65.61
76 – 80	1	397,000.00	0.38	6.375	654	397,000.00	70.00	37.31
Total	249	$103,424,183.10	100.00%
____________
(1)	As of the Cut-off Date, the weighted average loan age of the Group 2 Mortgage Loans was approximately 32 months.

Loan Programs for the Group 2 Mortgage Loans

Loan Program	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio	Weighted Average Current Loan-to- Value Ratio
10/1 LIBOR Fully Amortizing	85	$31,439,137.26	30.40%	6.528%	719	$369,872.20	70.59%	61.92%
10/1 LIBOR Interest Only	164	71,985,045.84	69.60	6.491	722	438,933.21	71.95	67.49
Total	249	$103,424,183.10	100.00%

Original Interest Only Terms of the Group 2 Mortgage Loans (1)

Original Interest Only Term (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio	Weighted Average Current Loan-to- Value Ratio
0	85	$31,439,137.26	30.40%	6.528%	719	$369,872.20	70.59%	61.92%
120	164	71,985,045.84	69.60	6.491	722	438,933.21	71.95	67.49
Total	249	$103,424,183.10	100.00%
____________
(1)	For the Group 2 Mortgage Loans the interest only term starts on the date of modification.

Remaining Interest Only Terms of the Group 2 Mortgage Loans

Remaining Interest Only Term (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio	Weighted Average Current Loan-to- Value Ratio
0	85	$31,439,137.26	30.40%	6.528%	719	$369,872.20	70.59%	61.92%
101 – 105	1	1,576,048.82	1.52	6.250	718	1,576,048.82	65.00	56.99
111 – 115	64	28,893,240.88	27.94	6.503	723	451,456.89	75.04	68.19
116 – 120	99	41,515,756.14	40.14	6.492	722	419,351.07	70.06	67.39
Total	249	$103,424,183.10	100.00%

Prepayment Charge Terms and Types of the Group 2 Mortgage Loans (1)

Prepayment Charge Term and Type (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio	Weighted Average Current Loan-to- Value Ratio
None	190	$75,967,966.38	73.45%	6.512%	720	$399,831.40	72.50%	64.92%
12 – Hard	4	1,577,710.25	1.53	6.564	729	394,427.56	78.39	81.82
12 – Soft	2	1,871,594.89	1.81	6.309	710	935,797.45	67.28	60.66
24 – Hard	3	1,425,452.90	1.38	6.750	704	475,150.97	80.52	72.31
36 – Hard	45	21,391,253.66	20.68	6.463	724	475,361.19	67.54	68.72
36 – Soft	4	1,032,481.90	1.00	6.508	790	258,120.48	66.53	50.27
60 – Soft	1	157,723.12	0.15	6.500	677	157,723.12	80.00	33.56
Total	249	$103,424,183.10	100.00%
____________
(1)	The prepayment charge term starts on the date of origination.

Remaining Prepayment Charge Terms of the Group 2 Mortgage Loans

Remaining Prepayment Charge Term (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio	Weighted Average Current Loan-to- Value Ratio
None	204	$82,032,929.44	79.32%	6.513%	720	$402,122.20	72.58%	65.03%
6 – 10	6	2,377,754.55	2.30	6.420	755	396,292.43	74.13	77.20
11 – 15	8	2,672,785.18	2.58	6.389	705	334,098.15	70.84	64.05
16 – 20	23	11,637,645.39	11.25	6.487	717	505,984.58	69.33	72.44
21 – 25	8	4,703,068.54	4.55	6.468	736	587,883.57	57.91	57.89
Total	249	$103,424,183.10	100.00%

Gross Margins for the Group 2 Mortgage Loans (1)

Range of Gross Margins (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio	Weighted Average Current Loan-to- Value Ratio
2.500 - 2.999	248	$103,266,079.11	99.85%	6.502%	721	$416,395.48	71.52%	65.78%
5.500 - 5.999	1	158,103.99	0.15	6.500	724	158,103.99	80.00	72.66
Total	249	$103,424,183.10	100.00%
____________
(1)	As of the Cut-off Date, the weighted average Gross Margin of the Group 2 Mortgage Loans was approximately 2.754%.

Months to Initial Adjustment Date for the Group 2 Mortgage Loans

Range of Number of Months to Initial Adjustment Date	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio	Weighted Average Current Loan-to- Value Ratio
101 – 110	1	$1,576,048.82	1.52%	6.250%	718	$1,576,048.82	65.00%	56.99%
111 – 120	248	101,848,134.28	98.48	6.506	721	410,677.96	71.64	65.93
Total	249	$103,424,183.10	100.00%

Maximum Mortgage Rates for the Group 2 Mortgage Loans (1)

Range of Maximum Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio	Weighted Average Current Loan-to- Value Ratio
11.000 - 11.499	104	$52,168,424.30	50.44%	6.340%	732	$501,619.46	67.47%	61.61%
11.500 - 11.999	131	48,415,350.86	46.81	6.640	713	369,582.83	75.37	70.03
12.000 - 12.499	11	2,089,822.76	2.02	7.082	672	189,983.89	81.09	68.19
12.500 - 12.999	2	592,481.19	0.57	7.572	662	296,240.60	80.00	77.59
13.000 - 13.499	1	158,103.99	0.15	6.500	724	158,103.99	80.00	72.66
Total	249	$103,424,183.10	100.00%
____________
(1)	As of the Cut-off Date, the weighted average Maximum Mortgage Rate of the Group 2 Mortgage Loans was approximately 11.505%.

Initial Periodic Rate Caps for the Group 2 Mortgage Loans

Initial Periodic Rate Cap (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio	Weighted Average Current Loan-to- Value Ratio
5.000	249	$103,424,183.10	100.00%	6.502%	721	$415,358.17	71.53%	65.79%
Total	249	$103,424,183.10	100.00%

Subsequent Periodic Rate Caps for the Group 2 Mortgage Loans

Subsequent Periodic Rate Cap (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio	Weighted Average Current Loan-to- Value Ratio
2.000	249	$103,424,183.10	100.00%	6.502%	721	$415,358.17	71.53%	65.79%
Total	249	$103,424,183.10	100.00%

Origination Channels for the Group 2 Mortgage Loans

Origination Channel	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio	Weighted Average Current Loan-to- Value Ratio
Consumer Direct	249	$103,424,183.10	100.00%	6.502%	721	$415,358.17	71.53%	65.79%
Total	249	$103,424,183.10	100.00%

Aggregate Loan Group I

Mortgage Rates for the Mortgage Loans in Aggregate Loan Group I (1)

Range of Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio	Weighted Average Current Loan-to- Value Ratio
5.501 - 6.000	7	$2,986,776.61	1.04%	5.959%	762	$426,682.37	67.59%	63.53%
6.001 - 6.500	412	189,109,056.32	65.93	6.341	732	459,002.56	68.78	62.14
6.501 - 7.000	228	88,040,518.77	30.69	6.749	717	386,142.63	72.46	69.11
7.001 - 7.500	21	6,377,338.27	2.22	7.205	691	303,682.77	78.48	70.63
7.501 - 8.000	1	340,481.19	0.12	7.625	664	340,481.19	80.00	79.11
Total	669	$286,854,171.16	100.00%
____________
(1)	As of the Cut-off Date, the weighted average Mortgage Rate of the Mortgage Loans in Aggregate Loan Group I was approximately 6.483% per annum.

Current Principal Balances for the Mortgage Loans in Aggregate Loan Group I (1)

Range of Current Mortgage Loan Principal Balances ($)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio	Weighted Average Current Loan-to- Value Ratio
50,000.01 - 100,000.00	14	$1,128,415.30	0.39%	6.838%	692	$80,601.09	73.01%	55.17%
100,000.01 - 150,000.00	39	4,852,544.24	1.69	6.578	711	124,424.21	71.05	60.13
150,000.01 - 200,000.00	55	9,644,181.82	3.36	6.570	707	175,348.76	70.94	60.08
200,000.01 - 250,000.00	56	12,456,356.88	4.34	6.574	699	222,434.94	74.46	67.75
250,000.01 - 300,000.00	53	14,612,682.73	5.09	6.527	711	275,710.99	71.35	62.19
300,000.01 - 350,000.00	50	16,199,797.17	5.65	6.530	702	323,995.94	73.43	67.70
350,000.01 - 400,000.00	41	15,265,528.72	5.32	6.453	712	372,329.97	72.34	61.92
400,000.01 - 450,000.00	82	35,066,514.22	12.22	6.522	720	427,640.42	70.41	65.82
450,000.01 - 500,000.00	69	32,860,992.48	11.46	6.436	733	476,246.27	71.64	64.48
500,000.01 - 550,000.00	59	30,803,771.97	10.74	6.516	734	522,097.83	70.84	63.49
550,000.01 - 600,000.00	38	21,867,025.75	7.62	6.453	745	575,448.05	68.87	57.13
600,000.01 - 650,000.00	33	20,647,671.72	7.20	6.522	728	625,687.02	71.28	69.18
650,000.01 - 700,000.00	12	8,102,612.99	2.82	6.468	759	675,217.75	70.18	64.78
700,000.01 - 750,000.00	14	10,109,244.92	3.52	6.464	735	722,088.92	70.38	66.95
750,000.01 - 800,000.00	14	10,784,021.03	3.76	6.393	751	770,287.22	68.75	69.66
800,000.01 - 850,000.00	7	5,795,830.13	2.02	6.321	737	827,975.73	70.91	67.97
850,000.01 - 900,000.00	4	3,484,547.45	1.21	6.375	750	871,136.86	68.99	59.45
900,000.01 - 950,000.00	7	6,478,772.64	2.26	6.321	719	925,538.95	61.65	68.24
950,000.01 – 1,000,000.00	7	6,876,404.15	2.40	6.340	743	982,343.45	58.71	68.98
1,000,000.01 - 1,250,000.00	8	8,710,515.63	3.04	6.420	721	1,088,814.45	66.36	64.36
1,250,000.01 - 1,500,000.00	4	5,412,442.95	1.89	6.405	725	1,353,110.74	62.26	60.85
1,500,000.01 - 1,750,000.00	2	3,268,999.34	1.14	6.574	696	1,634,499.67	59.78	45.39
2,250,000.01 - 2,500,000.00	1	2,425,296.93	0.85	6.750	781	2,425,296.93	70.00	84.40
Total	669	$286,854,171.16	100.00%
____________
(1)	As of the Cut-off Date, the average principal balance of the Mortgage Loans in Aggregate Loan Group I was approximately $428,780.52.

Original Loan-to-Value Ratios for the Mortgage Loans in Aggregate Loan Group I (1)

Range of Original Loan- to-Value Ratios (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio	Weighted Average Current Loan-to- Value Ratio
20.01 – 30.00	8	$2,443,601.20	0.85%	6.417%	762	$305,450.15	24.50%	24.67%
30.01 – 40.00	11	4,816,032.98	1.68	6.361	735	437,821.18	36.17	42.74
40.01 – 50.00	27	11,196,227.82	3.90	6.444	739	414,675.10	45.24	38.20
50.01 – 60.00	57	31,727,161.11	11.06	6.437	729	556,616.86	56.47	56.10
60.01 – 70.00	149	74,138,387.07	25.85	6.428	735	497,573.07	66.95	63.12
70.01 – 80.00	393	156,962,231.46	54.72	6.522	721	399,394.99	77.27	69.82
80.01 – 90.00	21	5,037,759.57	1.76	6.611	691	239,893.31	87.44	69.73
90.01 – 100.00	3	532,769.95	0.19	6.744	726	177,589.98	95.00	71.62
Total	669	$286,854,171.16	100.00%
____________
(1)	As of the Cut-off Date, the weighted average original Loan-to-Value Ratio of the Mortgage Loans in Aggregate Loan Group I was approximately 70.12%.

Current Loan-to-Value Ratios for the Mortgage Loans in Aggregate Loan Group I (1)

Range of Current Loan- to-Value Ratios (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio	Weighted Average Current Loan-to- Value Ratio
10.01 – 20.00	8	$1,956,068.52	0.68%	6.420%	750	$244,508.57	31.31%	17.64%
20.01 – 30.00	15	6,114,946.49	2.13	6.357	746	407,663.10	46.93	25.94
30.01 – 40.00	36	17,271,773.44	6.02	6.438	731	479,771.48	56.69	35.63
40.01 – 50.00	93	36,563,516.33	12.75	6.447	739	393,156.09	65.75	45.48
50.01 – 60.00	112	50,366,688.45	17.56	6.421	728	449,702.58	69.46	56.16
60.01 – 70.00	145	59,537,079.06	20.76	6.470	722	410,600.55	73.19	65.46
70.01 – 80.00	139	59,500,072.93	20.74	6.511	720	428,058.08	74.69	74.65
80.01 – 90.00	78	36,977,576.29	12.89	6.619	730	474,071.49	73.77	84.21
90.01 – 100.00	43	18,566,449.65	6.47	6.501	711	431,777.90	73.02	94.21
Total	669	$286,854,171.16	100.00%
____________
(1)	As of the Cut-off Date, the weighted average current Loan-to-Value Ratio of the Mortgage Loans in Aggregate Loan Group I was approximately 64.50%.

Original Term to Stated Maturity for the Mortgage Loans in Aggregate Loan Group I

Original Term to Stated Maturity (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio	Weighted Average Current Loan-to- Value Ratio
360	669	$286,854,171.16	100.00%	6.483%	726	$428,780.52	70.12%	64.50%
Total	669	$286,854,171.16	100.00%

Remaining Terms to Stated Maturity for the Mortgage Loans in Aggregate Loan Group I (1)

Remaining Terms to Stated Maturity (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio	Weighted Average Current Loan-to- Value Ratio
271 – 275	1	$482,106.04	0.17%	6.125%	781	$482,106.04	76.77%	38.45%
281 – 285	2	605,658.87	0.21	6.375	671	302,829.44	76.88	39.39
286 – 290	3	991,326.36	0.35	6.543	724	330,442.12	77.82	57.81
291 – 295	2	1,033,123.85	0.36	6.270	763	516,561.93	70.00	35.95
296 – 300	18	11,012,743.29	3.84	6.442	743	611,819.07	67.20	53.14
301 – 305	20	8,754,661.23	3.05	6.344	744	437,733.06	69.94	53.27
306 – 310	31	14,378,568.91	5.01	6.443	730	463,824.80	65.75	51.31
311 – 315	91	37,019,171.93	12.91	6.433	733	406,804.09	67.20	57.03
316 – 320	81	34,418,221.86	12.00	6.443	735	424,916.32	67.61	57.18
321 – 325	95	40,071,625.08	13.97	6.505	722	421,806.58	72.42	66.02
326 – 330	116	45,372,021.70	15.82	6.492	713	391,138.12	70.44	69.27
331 – 335	135	60,054,879.84	20.94	6.526	727	444,850.96	73.91	74.23
336 – 340	35	12,333,113.68	4.30	6.613	709	352,374.68	74.67	72.73
341 – 345	30	16,481,018.88	5.75	6.492	731	549,367.30	65.49	67.83
346 – 350	9	3,845,929.64	1.34	6.573	714	427,325.52	60.48	61.17
Total	669	$286,854,171.16	100.00%
____________
(1)	As of the Cut-off Date, the weighted average remaining term to stated maturity of the Mortgage Loans in Aggregate Loan Group I was approximately 323 months.

Geographic Distribution of the Mortgaged Properties for the Mortgage Loans in Aggregate Loan Group I

Geographic Area	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio	Weighted Average Current Loan-to- Value Ratio
Alabama	3	$211,503.61	0.07%	6.807%	657	$70,501.20	78.53%	59.52%
Alaska	1	176,556.87	0.06	6.375	734	176,556.87	80.00	69.08
Arizona	20	5,926,561.41	2.07	6.568	712	296,328.07	75.45	62.99
California	328	163,813,019.45	57.11	6.483	735	499,429.94	69.52	62.47
Colorado	16	5,032,925.50	1.75	6.466	735	314,557.84	70.29	65.39
Connecticut	6	2,863,449.65	1.00	6.480	732	477,241.61	70.55	63.18
District of Columbia	3	905,055.98	0.32	6.907	722	301,685.33	71.42	48.51
Florida	34	12,204,793.86	4.25	6.461	709	358,964.53	74.48	63.31
Georgia	7	2,961,203.49	1.03	6.500	682	423,029.07	72.19	65.75
Hawaii	5	2,192,851.49	0.76	6.428	671	438,570.30	73.91	47.32
Illinois	16	4,682,263.76	1.63	6.572	716	292,641.49	73.82	70.93
Kansas	2	1,152,563.06	0.40	6.323	756	576,281.53	74.13	90.38
Kentucky	2	1,325,033.63	0.46	6.549	701	662,516.82	65.16	56.71
Maine	2	1,015,209.64	0.35	6.159	666	507,604.82	40.45	90.32
Maryland	16	6,632,690.64	2.31	6.468	700	414,543.17	69.00	69.47
Massachusetts	11	3,693,066.21	1.29	6.521	703	335,733.29	69.42	73.90
Michigan	20	5,377,716.65	1.87	6.393	718	268,885.83	70.24	83.32
Minnesota	6	2,832,368.63	0.99	6.626	751	472,061.44	66.72	80.63
Missouri	2	857,172.64	0.30	6.589	711	428,586.32	70.88	84.02
Nevada	14	5,224,129.62	1.82	6.455	721	373,152.12	75.81	64.53
New Hampshire	1	223,295.14	0.08	7.375	739	223,295.14	80.00	91.14
New Jersey	24	8,946,850.81	3.12	6.568	706	372,785.45	70.88	69.39
New Mexico	1	183,255.55	0.06	6.250	771	183,255.55	69.22	68.74
New York	56	23,319,559.10	8.13	6.454	721	416,420.70	69.54	62.28
North Carolina	6	2,707,250.29	0.94	6.254	753	451,208.38	72.12	78.05
Ohio	3	487,735.20	0.17	6.525	734	162,578.40	70.55	66.47
Oklahoma	1	204,660.85	0.07	7.125	622	204,660.85	75.00	75.16
Oregon	2	586,885.06	0.20	6.448	732	293,442.53	50.30	46.84
Pennsylvania	7	1,529,633.02	0.53	6.642	688	218,519.00	80.95	70.42
South Carolina	3	766,789.10	0.27	6.620	700	255,596.37	68.17	59.76
Tennessee	1	213,576.18	0.07	6.250	656	213,576.18	80.00	66.70
Texas	17	5,196,914.31	1.81	6.424	709	305,700.84	67.89	70.18
Utah	3	606,121.47	0.21	6.500	776	202,040.49	64.25	61.23
Virginia	20	9,089,109.94	3.17	6.477	717	454,455.50	68.96	63.46
Washington	9	3,430,420.26	1.20	6.461	709	381,157.81	73.92	76.01
Wisconsin	1	281,979.09	0.10	6.750	725	281,979.09	75.00	84.42
Total	669	$286,854,171.16	100.00%

Mortgagors’ FICO Credit Scores for the Mortgage Loans in Aggregate Loan Group I (1)

Range of FICO Credit Scores	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio	Weighted Average Current Loan-to- Value Ratio
Not available	2	$280,948.97	0.10%	6.750%	N/A	$140,474.49	77.43%	63.16%
620	1	246,883.97	0.09	6.625	620	246,883.97	68.57	45.75
621 – 640	38	11,291,881.10	3.94	6.605	629	297,154.77	74.91	67.82
641 – 660	69	20,375,523.89	7.10	6.652	651	295,297.45	75.84	70.42
661 – 680	76	32,334,315.16	11.27	6.471	671	425,451.52	68.99	63.89
681 – 700	66	28,994,665.79	10.11	6.507	692	439,313.12	69.96	67.02
701 – 720	86	38,474,102.22	13.41	6.478	710	447,373.28	70.75	63.95
721 – 740	73	32,183,419.71	11.22	6.418	731	440,868.76	71.40	64.33
741 – 760	76	33,229,597.37	11.58	6.465	751	437,231.54	71.16	66.23
761 – 780	84	42,063,554.25	14.66	6.496	771	500,756.60	67.87	61.99
781 – 800	65	32,461,316.38	11.32	6.461	788	499,404.87	68.39	61.59
801 – 820	32	14,410,958.96	5.02	6.321	807	450,342.47	65.05	61.97
821 – 840	1	507,003.39	0.18	6.875	824	507,003.39	58.62	62.97
Total	669	$286,854,171.16	100.00%
____________
(1)
As of the Cut-off Date, the weighted average FICO Credit Score of the Mortgage Loans in Aggregate Loan Group I (not including the Aggregate Loan Group I Mortgage Loans for which the FICO Credit Score was not available) was approximately 726.

Types of Mortgaged Properties for the Mortgage Loans in Aggregate Loan Group I

Property Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio	Weighted Average Current Loan-to- Value Ratio
Single Family Residence	403	$179,979,139.47	62.74%	6.482%	724	$446,598.36	68.82%	63.71%
Planned Unit Development (PUD)	139	62,514,746.85	21.79	6.456	734	449,746.38	72.42	66.33
Low-Rise Condominium	45	15,212,202.32	5.30	6.508	737	338,048.94	72.16	70.10
Two Family Residence	40	13,556,107.28	4.73	6.500	726	338,902.68	73.58	62.20
High-Rise Condominium	7	3,131,883.34	1.09	6.237	722	447,411.91	75.07	55.15
Four Family Residence	18	6,695,670.96	2.33	6.654	716	371,981.72	70.89	64.13
Three Family Residence	10	3,825,727.61	1.33	6.738	728	382,572.76	72.28	66.82
Townhouse	7	1,938,693.33	0.68	6.520	707	276,956.19	61.81	62.73
Total	669	$286,854,171.16	100.00%

Purposes of the Mortgage Loans in Aggregate Loan Group I

Loan Purpose	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio	Weighted Average Current Loan-to- Value Ratio
Purchase	247	$108,734,564.87	37.91%	6.527%	727	$440,220.91	75.26%	66.79%
Refinance (Rate/Term)	116	52,181,692.10	18.19	6.442	740	449,842.17	66.32	63.04
Refinance (Cash Out)	306	125,937,914.19	43.90	6.463	720	411,561.81	67.26	63.13
Total	669	$286,854,171.16	100.00%

Occupancy Types for the Mortgage Loans in Aggregate Loan Group I (1)

Occupancy Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio	Weighted Average Current Loan-to- Value Ratio
Primary Home	554	$244,243,231.88	85.15%	6.471%	726	$440,872.26	69.65%	64.02%
Secondary Home	16	7,745,817.89	2.70	6.375	717	484,113.62	72.02	61.19
Investment	99	34,865,121.39	12.15	6.593	730	352,172.94	72.98	68.59
Total	669	$286,854,171.16	100.00%
____________
(1)	Based upon representations of the related mortgagors at the time of origination.

Loan Documentation Type for the Mortgage Loans in Aggregate Loan Group I

Type of Program	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio	Weighted Average Current Loan-to- Value Ratio
Full/Alternate	176	$66,969,519.16	23.35%	6.459%	731	$380,508.63	71.70%	65.61%
FastForward	8	3,784,351.14	1.32	6.510	739	473,043.89	61.64	60.59
Limited	12	10,813,898.96	3.77	6.421	742	901,158.25	69.53	57.17
Stated Income	393	170,776,840.88	59.53	6.492	722	434,546.67	69.88	64.64
No Ratio	11	5,118,104.39	1.78	6.760	724	465,282.22	72.28	68.15
No Income/No Asset	60	25,985,307.01	9.06	6.462	738	433,088.45	69.28	65.47
No Doc	9	3,406,149.62	1.19	6.469	719	378,461.07	65.89	50.60
Total	669	$286,854,171.16	100.00%

Loan Age for the Mortgage Loans in Aggregate Loan Group I (1)

Loan Ages (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio	Weighted Average Current Loan-to- Value Ratio
11 – 15	14	$6,887,962.04	2.40%	6.542%	716	$491,997.29	61.94%	63.21%
16 – 20	30	15,091,266.20	5.26	6.469	728	503,042.21	66.77	68.80
21 – 25	46	16,118,544.11	5.62	6.686	709	350,403.13	75.13	74.32
26 – 30	140	64,068,794.07	22.33	6.504	725	457,634.24	73.06	73.12
31 – 35	112	42,849,992.47	14.94	6.480	717	382,589.22	70.82	70.00
36 – 40	94	38,957,710.45	13.58	6.523	727	414,443.73	71.65	62.95
41 – 45	73	31,582,622.87	11.01	6.424	735	432,638.67	68.45	57.51
46 – 50	94	39,898,441.05	13.91	6.447	728	424,451.50	66.64	56.18
51 – 55	25	10,487,846.15	3.66	6.397	745	419,513.85	65.00	53.85
56 – 60	17	7,324,696.00	2.55	6.330	742	430,864.47	72.01	50.98
61 – 65	16	10,474,080.63	3.65	6.445	743	654,630.04	66.82	53.56
66 – 70	4	1,739,575.95	0.61	6.285	758	434,893.99	72.85	43.55
71 – 75	1	284,874.26	0.10	7.125	656	284,874.26	79.81	65.61
76 – 80	2	605,658.87	0.21	6.375	671	302,829.44	76.88	39.39
86 – 90	1	482,106.04	0.17	6.125	781	482,106.04	76.77	38.45
Total	669	$286,854,171.16	100.00%
____________
(1)	As of the Cut-off Date, the weighted average loan age of the Mortgage Loans in Aggregate Loan Group I was approximately 37 months.

Loan Programs for the Mortgage Loans in Aggregate Loan Group I

Loan Program	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio	Weighted Average Current Loan-to- Value Ratio
5/1 LIBOR Fully Amortizing	27	$8,509,746.20	2.97%	6.391%	728	$315,175.79	71.41%	63.05%
5/1 LIBOR Interest Only	393	174,920,241.86	60.98	6.477	730	445,089.67	69.23	63.81
10/1 LIBOR Fully Amortizing	85	31,439,137.26	10.96	6.528	719	369,872.20	70.59	61.92
10/1 LIBOR Interest Only	164	71,985,045.84	25.09	6.491	722	438,933.21	71.95	67.49
Total	669	$286,854,171.16	100.00%

Original Interest Only Terms of the Mortgage Loans in Aggregate Loan Group I (1)

Original Interest Only Term (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio	Weighted Average Current Loan-to- Value Ratio
0	112	$39,948,883.46	13.93%	6.499%	721	$356,686.46	70.76%	62.16%
120	557	246,905,287.70	86.07	6.481	727	443,277.00	70.02	64.88
Total	669	$286,854,171.16	100.00%
____________
(1)	For the Aggregate Loan Group I Mortgage Loans the interest only term starts on the date of modification.

Remaining Interest Only Terms of the Mortgage Loans in Aggregate Loan Group I

Remaining Interest Only Term (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio	Weighted Average Current Loan-to- Value Ratio
0	112	$39,948,883.46	13.93%	6.499%	721	$356,686.46	70.76%	62.16%
96 – 100	16	8,024,522.39	2.80	6.151	741	501,532.65	67.33	59.43
101 – 105	177	73,827,375.39	25.74	6.371	724	417,103.82	69.79	62.85
106 – 110	174	81,735,010.92	28.49	6.614	736	469,741.44	68.03	65.06
111 – 115	91	41,802,622.86	14.57	6.465	719	459,369.48	74.78	66.65
116 – 120	99	41,515,756.14	14.47	6.492	722	419,351.07	70.06	67.39
Total	669	$286,854,171.16	100.00%

Prepayment Charge Terms and Types of the Mortgage Loans in Aggregate Loan Group I (1)

Prepayment Charge Term and Type (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio	Weighted Average Current Loan-to- Value Ratio
None	340	$146,379,709.54	51.03%	6.524%	723	$430,528.56	71.73%	65.02%
12 – Hard	26	15,118,389.97	5.27	6.571	745	581,476.54	70.79	72.44
12 – Soft	55	27,712,698.46	9.66	6.405	742	503,867.24	66.34	61.71
24 – Hard	23	5,783,731.75	2.02	6.687	706	251,466.60	80.13	68.29
24 – Soft	6	3,044,587.97	1.06	6.562	734	507,431.33	76.24	66.95
30 – Hard	1	769,999.99	0.27	6.375	755	769,999.99	70.00	98.20
36 – Hard	145	58,826,331.25	20.51	6.377	722	405,698.84	67.55	64.69
36 – Soft	72	29,060,999.11	10.13	6.476	730	403,624.99	67.85	58.30
60 – Soft	1	157,723.12	0.05	6.500	677	157,723.12	80.00	33.56
Total	669	$286,854,171.16	100.00%
____________
(1)	The prepayment charge term starts on the date of origination.

Remaining Prepayment Charge Terms of the Mortgage Loans in Aggregate Loan Group I

Remaining Prepayment Charge Term (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio	Weighted Average Current Loan-to- Value Ratio
None	565	$238,221,497.30	83.05%	6.501%	727	$421,630.97	70.51%	63.64%
1 – 5	19	9,043,711.35	3.15	6.378	718	475,984.81	67.29	67.63
6 – 10	43	19,673,408.55	6.86	6.341	732	457,521.13	70.13	70.27
11 – 15	10	3,212,543.62	1.12	6.451	702	321,254.36	70.30	65.10
16 – 20	24	11,999,941.80	4.18	6.465	716	499,997.58	69.32	72.24
21 – 25	8	4,703,068.54	1.64	6.468	736	587,883.57	57.91	57.89
Total	669	$286,854,171.16	100.00%

Gross Margins for the Mortgage Loans in Aggregate Loan Group I (1)

Range of Gross Margins (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio	Weighted Average Current Loan-to- Value Ratio
2.500 – 2.999	668	$286,696,067.17	99.94%	6.483%	726	$429,185.73	70.12%	64.50%
5.500 – 5.999	1	158,103.99	0.06	6.500	724	158,103.99	80.00	72.66
Total	669	$286,854,171.16	100.00%
____________
(1)	As of the Cut-off Date, the weighted average Gross Margin of the Mortgage Loans in Aggregate Loan Group I was approximately 2.751%.

Months to Initial Adjustment Date for the Mortgage Loans in Aggregate Loan Group I

Range of Number of Months to Initial Adjustment Date	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio	Weighted Average Current Loan-to- Value Ratio
31 – 40	16	$8,024,522.39	2.80%	6.151%	741	$501,532.65	67.33%	59.43%
41 – 50	350	153,986,337.49	53.68	6.502	730	439,960.96	68.91	64.09
51 – 60	54	21,419,128.18	7.47	6.385	718	396,650.52	73.09	63.15
101 – 110	1	1,576,048.82	0.55	6.250	718	1,576,048.82	65.00	56.99
111 – 120	248	101,848,134.28	35.51	6.506	721	410,677.96	71.64	65.93
Total	669	$286,854,171.16	100.00%

Maximum Mortgage Rates for the Mortgage Loans in Aggregate Loan Group I (1)

Range of Maximum Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio	Weighted Average Current Loan-to- Value Ratio
10.500 – 10.999	2	$614,415.18	0.21%	5.801%	711	$307,207.59	57.35%	49.94%
11.000 – 11.499	328	157,283,022.10	54.83	6.302	735	479,521.41	67.87	61.88
11.500 – 11.999	297	115,152,381.32	40.14	6.661	718	387,718.46	72.56	67.40
12.000 – 12.499	37	12,794,216.65	4.46	7.082	705	345,789.64	75.88	70.66
12.500 – 12.999	4	852,031.92	0.30	7.550	660	213,007.98	77.51	71.81
13.000 – 13.499	1	158,103.99	0.06	6.500	724	158,103.99	80.00	72.66
Total	669	$286,854,171.16	100.00%
____________
(1)	As of the Cut-off Date, the weighted average Maximum Mortgage Rate of the Mortgage Loans in Aggregate Loan Group I was approximately 11.484%.

Initial Periodic Rate Caps for the Mortgage Loans in Aggregate Loan Group I

Initial Periodic Rate Cap (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio	Weighted Average Current Loan-to- Value Ratio
5.000	669	$286,854,171.16	100.00%	6.483%	726	$428,780.52	70.12%	64.50%
Total	669	$286,854,171.16	100.00%

Subsequent Periodic Rate Caps for the Mortgage Loans in Aggregate Loan Group I

Subsequent Periodic Rate Cap (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio	Weighted Average Current Loan-to- Value Ratio
2.000	669	$286,854,171.16	100.00%	6.483%	726	$428,780.52	70.12%	64.50%
Total	669	$286,854,171.16	100.00%

Origination Channels for the Mortgage Loans in Aggregate Loan Group I

Origination Channel	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio	Weighted Average Current Loan-to- Value Ratio
Consumer Direct	669	$286,854,171.16	100.00%	6.483%	726	$428,780.52	70.12%	64.50%
Total	669	$286,854,171.16	100.00%

Loan Group 3

Mortgage Rates for the Group 3 Mortgage Loans (1)

Range of Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
3.001 – 3.500	1	$331,380.34	0.15%	3.500%	759	$331,380.34	80.00%
3.501 – 4.000	9	6,232,326.26	2.90	3.852	768	692,480.70	65.33
4.001 – 4.500	52	32,706,343.53	15.20	4.406	769	628,968.14	60.60
4.501 – 5.000	100	54,240,757.35	25.21	4.795	755	542,407.57	64.79
5.001 – 5.500	86	35,306,801.08	16.41	5.311	735	410,544.20	73.54
5.501 – 6.000	113	34,930,185.43	16.23	5.839	715	309,116.69	76.58
6.001 – 6.500	73	20,587,613.38	9.57	6.317	702	282,022.10	75.79
6.501 – 7.000	43	10,413,538.10	4.84	6.752	692	242,175.30	78.07
7.001 – 7.500	34	6,606,131.92	3.07	7.335	696	194,298.00	78.01
7.501 – 8.000	62	10,480,147.13	4.87	7.698	703	169,034.63	79.65
8.001 – 8.500	16	2,648,890.07	1.23	8.136	719	165,555.63	77.85
8.501 – 9.000	2	397,196.01	0.18	8.734	680	198,598.01	80.00
9.001 – 9.500	1	187,954.12	0.09	9.375	661	187,954.12	71.03
10.501 – 11.000	1	102,133.57	0.05	10.750	651	102,133.57	80.00
Total	593	$215,171,398.29	100.00%
____________
(1)
The Mortgage Rates listed in the preceding table include lender acquired mortgage insurance premiums.  As of the Cut-off Date, the weighted average Mortgage Rate of the Group 3 Mortgage Loans was approximately 5.476% per annum.  As of the Cut-off Date, the weighted average Mortgage Rate of the Group 3 Mortgage Loans net of the insurance premiums charged by the lender was approximately 5.476% per annum.

Current Principal Balances for the Group 3 Mortgage Loans (1)

Range of Current Mortgage Loan Principal Balances ($)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
0.01 – 50,000.00	5	$209,471.65	0.10%	8.025%	746	$41,894.33	62.28%
50,000.01 – 100,000.00	31	2,436,561.47	1.13	7.015	702	78,598.76	71.87
100,000.01 – 150,000.00	82	10,433,919.93	4.85	6.822	701	127,242.93	79.59
150,000.01 – 200,000.00	70	12,253,717.78	5.69	6.528	713	175,053.11	80.98
200,000.01 – 250,000.00	57	12,637,790.42	5.87	6.297	715	221,715.62	80.15
250,000.01 – 300,000.00	45	12,388,362.74	5.76	6.187	702	275,296.95	78.48
300,000.01 – 350,000.00	34	11,008,820.28	5.12	6.028	712	323,788.83	79.65
350,000.01 – 400,000.00	25	9,401,756.71	4.37	6.331	709	376,070.27	78.92
400,000.01 – 450,000.00	52	22,099,195.25	10.27	5.304	738	424,984.52	70.69
450,000.01 – 500,000.00	51	24,222,720.74	11.26	5.125	746	474,955.31	71.57
500,000.01 – 550,000.00	32	16,911,653.49	7.86	4.950	737	528,489.17	69.36
550,000.01 – 600,000.00	31	18,013,215.39	8.37	5.130	747	581,071.46	64.11
600,000.01 – 650,000.00	31	19,456,758.51	9.04	4.987	743	627,637.37	68.58
650,000.01 – 700,000.00	10	6,738,990.10	3.13	4.673	771	673,899.01	62.66
700,000.01 – 750,000.00	4	2,930,500.00	1.36	5.099	782	732,625.00	53.30
750,000.01 – 800,000.00	2	1,594,181.02	0.74	5.373	741	797,090.51	54.95
800,000.01 – 850,000.00	5	4,090,251.25	1.90	4.548	761	818,050.25	66.71
850,000.01 – 900,000.00	4	3,553,078.88	1.65	4.313	746	888,269.72	59.00
900,000.01 – 950,000.00	6	5,568,139.36	2.59	4.770	788	928,023.23	49.40
950,000.01 – 1,000,000.00	11	10,899,408.92	5.07	4.882	756	990,855.36	60.96
1,000,000.01 – 1,250,000.00	2	2,472,000.00	1.15	4.810	730	1,236,000.00	50.21
1,250,000.01 – 1,500,000.00	2	2,635,081.93	1.22	4.624	775	1,317,540.97	63.34
3,000,000.01 – 3,250,000.00	1	3,215,822.47	1.49	5.875	707	3,215,822.47	72.22
Total	593	$215,171,398.29	100.00%
____________
(1)	As of the Cut-off Date, the average principal balance of the Group 3 Mortgage Loans was approximately $362,852.27.

Original Loan-to-Value Ratios for the Group 3 Mortgage Loans (1)

Range of Original Loan- to-Value Ratios (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
10.01 – 20.00	2	$1,025,000.00	0.48%	4.447%	787	$512,500.00	17.35%
20.01 – 30.00	4	1,886,085.26	0.88	4.734	778	471,521.32	28.94
30.01 – 40.00	11	7,334,314.70	3.41	4.787	772	666,755.88	35.94
40.01 – 50.00	20	11,710,773.91	5.44	4.913	759	585,538.70	46.67
50.01 – 60.00	38	20,757,474.35	9.65	5.020	745	546,249.33	55.53
60.01 – 70.00	84	39,954,642.59	18.57	4.959	752	475,650.51	66.52
70.01 – 80.00	365	116,280,111.04	54.04	5.731	725	318,575.65	77.78
80.01 – 90.00	44	11,522,369.76	5.35	6.275	705	261,872.04	87.09
90.01 – 100.00	25	4,700,626.68	2.18	6.599	711	188,025.07	94.39
Total	593	$215,171,398.29	100.00%
____________
(1)	As of the Cut-off Date, the weighted average original Loan-to-Value Ratio of the Group 3 Mortgage Loans was approximately 70.57%.

Original Term to Stated Maturity for the Group 3 Mortgage Loans

Original Term to Stated Maturity (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
360	593	$215,171,398.29	100.00%	5.476%	735	$362,852.27	70.57%
Total	593	$215,171,398.29	100.00%

Remaining Terms to Stated Maturity for the Group 3 Mortgage Loans (1)

Remaining Terms to Stated Maturity (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
206 – 210	1	$46,904.00	0.02%	7.625%	767	$46,904.00	74.98%
211 – 215	1	39,918.43	0.02	8.250	727	39,918.43	59.52
221 – 225	1	278,853.73	0.13	7.875	692	278,853.73	80.00
231 – 235	1	100,933.19	0.05	8.125	730	100,933.19	79.99
241 – 245	1	90,056.40	0.04	7.500	701	90,056.40	70.00
261 – 265	6	795,966.20	0.37	7.821	736	132,661.03	74.74
266 – 270	3	366,329.45	0.17	7.750	728	122,109.82	89.30
271 – 275	3	263,968.38	0.12	7.529	683	87,989.46	78.30
276 – 280	1	187,954.12	0.09	9.375	661	187,954.12	71.03
286 – 290	1	324,301.56	0.15	7.750	725	324,301.56	48.68
291 – 295	1	102,133.57	0.05	10.750	651	102,133.57	80.00
301 – 305	2	824,150.43	0.38	5.625	704	412,075.22	72.67
306 – 310	102	55,766,140.96	25.92	4.859	760	546,726.87	65.22
311 – 315	142	69,047,553.93	32.09	4.985	749	486,250.38	66.06
316 – 320	47	9,712,676.68	4.51	6.418	698	206,652.70	76.61
321 – 325	42	8,219,535.28	3.82	6.814	709	195,703.22	79.41
326 – 330	24	5,712,221.96	2.65	5.845	705	238,009.25	81.32
331 – 335	119	36,696,680.27	17.05	5.880	720	308,375.46	76.67
336 – 340	95	26,595,119.75	12.36	6.397	697	279,948.63	77.39
Total	593	$215,171,398.29	100.00%
____________
(1)	As of the Cut-off Date, the weighted average remaining term to stated maturity of the Group 3 Mortgage Loans was approximately 319 months.

Geographic Distribution of the Mortgaged Properties for the Group 3 Mortgage Loans

Geographic Area	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
Alaska	2	$82,702.72	0.04%	8.276%	788	$41,351.36	47.85%
Arizona	13	3,600,841.87	1.67	5.697	744	276,987.84	79.68
California	275	130,104,741.98	60.47	5.273	742	473,108.15	68.61
Colorado	19	4,637,277.78	2.16	5.902	729	244,067.25	72.13
Connecticut	5	2,291,447.10	1.06	4.988	746	458,289.42	75.73
Delaware	1	174,744.47	0.08	8.125	711	174,744.47	80.00
District of Columbia	1	260,920.24	0.12	4.750	782	260,920.24	73.68
Florida	19	4,919,000.44	2.29	5.897	724	258,894.76	67.53
Georgia	18	5,795,065.93	2.69	5.437	721	321,948.11	76.35
Hawaii	6	2,706,136.77	1.26	5.133	711	451,022.80	64.60
Idaho	6	1,512,055.87	0.70	6.116	724	252,009.31	72.80
Illinois	8	3,336,949.73	1.55	5.236	756	417,118.72	57.91
Iowa	1	189,999.98	0.09	5.500	636	189,999.98	95.00
Kansas	2	177,382.59	0.08	7.202	669	88,691.30	80.00
Kentucky	1	164,700.00	0.08	6.250	666	164,700.00	90.00
Louisiana	1	412,325.47	0.19	6.375	621	412,325.47	79.71
Maryland	2	1,122,629.79	0.52	5.057	749	561,314.90	75.10
Massachusetts	11	4,670,162.54	2.17	4.989	749	424,560.23	69.01
Michigan	70	12,307,157.18	5.72	6.888	703	175,816.53	80.92
Minnesota	3	623,697.31	0.29	6.912	694	207,899.10	80.00
Missouri	1	411,824.96	0.19	4.875	788	411,824.96	65.63
Nevada	13	3,216,588.30	1.49	6.445	702	247,429.87	74.56
New Hampshire	3	1,510,618.28	0.70	4.818	748	503,539.43	50.11
New Jersey	9	5,176,371.91	2.41	4.844	742	575,152.43	65.50
New Mexico	2	1,154,646.84	0.54	5.119	768	577,323.42	70.39
New York	10	3,623,520.62	1.68	5.691	709	362,352.06	69.41
North Carolina	5	1,877,438.57	0.87	5.017	689	375,487.71	77.39
Ohio	4	898,058.91	0.42	5.840	671	224,514.73	77.38
Oklahoma	3	233,559.70	0.11	7.719	696	77,853.23	83.33
Oregon	9	1,706,815.04	0.79	5.728	721	189,646.12	75.38
Pennsylvania	2	682,555.91	0.32	5.289	783	341,277.96	82.88
South Carolina	2	526,291.78	0.24	4.857	707	263,145.89	64.98
Tennessee	7	1,352,169.39	0.63	5.556	685	193,167.06	84.59
Texas	15	3,150,973.12	1.46	6.111	730	210,064.87	78.00
Utah	6	1,522,769.64	0.71	5.600	747	253,794.94	59.10
Virginia	13	3,684,205.96	1.71	6.227	702	283,400.46	81.79
Washington	23	4,899,916.15	2.28	5.933	731	213,039.83	78.42
Wisconsin	2	453,133.45	0.21	6.624	661	226,566.73	80.00
Total	593	$215,171,398.29	100.00%

Mortgagors’ FICO Credit Scores for the Group 3 Mortgage Loans (1)

Range of FICO Credit Scores	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
620	3	$662,418.09	0.31%	6.766%	620	$220,806.03	75.84%
621 – 640	30	7,805,955.38	3.63	6.274	630	260,198.51	79.67
641 – 660	53	12,081,344.79	5.61	6.329	650	227,949.90	72.98
661 – 680	53	15,664,275.96	7.28	5.874	670	295,552.38	76.96
681 – 700	67	22,129,891.47	10.28	5.881	691	330,296.89	73.35
701 – 720	79	29,648,809.46	13.78	5.829	710	375,301.39	73.52
721 – 740	66	22,151,625.88	10.29	5.628	729	335,630.70	72.44
741 – 760	71	26,199,784.90	12.18	5.248	752	369,011.05	69.73
761 – 780	63	24,315,917.75	11.30	5.231	771	385,966.95	69.54
781 – 800	63	33,249,950.69	15.45	4.862	791	527,777.00	66.53
801 – 820	45	21,261,423.92	9.88	4.812	807	472,476.09	60.54
Total	593	$215,171,398.29	100.00%
____________
(1)	As of the Cut-off Date, the weighted average FICO Credit Score of the Group 3 Mortgage Loans was approximately 735.

Types of Mortgaged Properties for the Group 3 Mortgage Loans

Property Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
Single Family Residence	389	$137,421,319.67	63.87%	5.472%	735	$353,268.17	70.45%
Planned Unit Development (PUD)	98	43,308,634.86	20.13	5.298	738	441,924.85	69.61
Low-Rise Condominium	67	18,432,507.68	8.57	5.825	723	275,112.05	77.21
Two Family Residence	20	6,631,045.61	3.08	5.744	713	331,552.28	73.18
High-Rise Condominium	5	2,279,624.27	1.06	5.470	721	455,924.85	61.03
Four Family Residence	4	1,480,311.16	0.69	5.944	728	370,077.79	76.00
Three Family Residence	5	3,073,574.70	1.43	5.486	752	614,714.94	63.33
Townhouse	3	2,377,341.48	1.10	4.876	794	792,447.16	50.83
Cooperative	2	167,038.86	0.08	9.633	678	83,519.43	73.20
Total	593	$215,171,398.29	100.00%

Purposes of the Group 3 Mortgage Loans

Loan Purpose	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
Purchase	299	$93,572,518.49	43.49%	5.659%	735	$312,951.57	77.03%
Refinance (Rate/Term)	166	70,295,470.76	32.67	5.197	744	423,466.69	64.26
Refinance (Cash Out)	128	51,303,409.04	23.84	5.523	723	400,807.88	67.41
Total	593	$215,171,398.29	100.00%

Occupancy Types for the Group 3 Mortgage Loans (1)

Occupancy Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
Primary Home	534	$198,032,754.06	92.03%	5.410%	735	$370,847.85	70.29%
Secondary Home	14	3,669,410.87	1.71	6.289	721	262,100.78	79.81
Investment	45	13,469,233.36	6.26	6.217	729	299,316.30	72.10
Total	593	$215,171,398.29	100.00%
____________
(1)	Based upon representations of the related mortgagors at the time of origination.

Loan Documentation Type for the Group 3 Mortgage Loans

Type of Program	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
Full/Alternate	296	$106,073,188.60	49.30%	5.302%	743	$358,355.37	71.53%
Fast Forward	3	1,619,109.27	0.75	4.212	741	539,703.09	65.43
Limited	6	2,780,582.30	1.29	4.620	776	463,430.38	53.44
Stated Income	222	82,031,543.90	38.12	5.637	727	369,511.46	70.92
No Ratio	28	12,483,045.95	5.80	5.653	721	445,823.07	63.64
No Income/No Asset	13	3,177,790.62	1.48	6.232	708	244,445.43	74.84
No Doc	25	7,006,137.65	3.26	6.183	730	280,245.51	70.22
Total	593	$215,171,398.29	100.00%

Loan Age for the Group 3 Mortgage Loans (1)

Loan Ages (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
16 – 20	3	$552,345.08	0.26%	8.492%	705	$184,115.03	80.00%
21 – 25	138	38,045,405.36	17.68	6.209	700	275,691.34	76.92
26 – 30	85	27,799,633.00	12.92	5.892	725	327,054.51	77.38
31 – 35	18	4,497,829.91	2.09	5.379	703	249,879.44	81.30
36 – 40	36	6,328,343.91	2.94	7.329	706	175,787.33	79.28
41 – 45	50	10,819,842.55	5.03	6.266	699	216,396.85	76.52
46 – 50	196	100,920,239.46	46.90	4.897	753	514,899.18	65.21
51 – 55	45	22,786,289.56	10.59	5.066	759	506,361.99	67.29
56 – 60	2	824,150.43	0.38	5.625	704	412,075.22	72.67
66 – 70	1	102,133.57	0.05	10.750	651	102,133.57	80.00
71 – 75	1	324,301.56	0.15	7.750	725	324,301.56	48.68
81 – 85	1	187,954.12	0.09	9.375	661	187,954.12	71.03
86 – 90	3	263,968.38	0.12	7.529	683	87,989.46	78.30
91 – 95	4	520,597.33	0.24	7.750	753	130,149.33	85.06
96 – 100	5	641,698.32	0.30	7.838	718	128,339.66	74.68
111 – 115	1	90,056.40	0.04	7.500	701	90,056.40	70.00
126 – 130	1	100,933.19	0.05	8.125	730	100,933.19	79.99
136 – 140	1	278,853.73	0.13	7.875	692	278,853.73	80.00
146 – 150	2	86,822.43	0.04	7.912	749	43,411.22	67.87
Total	593	$215,171,398.29	100.00%
____________
(1)	As of the Cut-off Date, the weighted average loan age of the Group 3 Mortgage Loans was approximately 41 months.

Loan Programs for the Group 3 Mortgage Loans

Loan Program	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
3/1 CMT Fully Amortizing	24	$3,468,710.89	1.61%	7.762%	697	$144,529.62	72.31%
3/1 CMT Interest Only	24	11,062,637.60	5.14	6.051	728	460,943.23	78.27
3/1 LIBOR Fully Amortizing	10	2,008,136.91	0.93	6.232	737	200,813.69	79.83
3/1 LIBOR Interest Only	17	4,370,124.85	2.03	5.807	720	257,066.17	77.70
3/6 LIBOR Fully Amortizing	63	16,069,544.34	7.47	6.440	709	255,072.13	76.99
3/6 LIBOR 45/30 Balloon	7	1,694,498.02	0.79	6.635	659	242,071.15	75.00
3/6 LIBOR Interest Only	214	51,432,049.04	23.90	6.315	704	240,336.68	77.97
5/1 CMT Fully Amortizing	43	21,099,770.98	9.81	4.796	759	490,692.35	67.46
5/1 CMT Interest Only	47	25,361,164.48	11.79	4.876	758	539,599.24	66.73
5/1 LIBOR Fully Amortizing	2	917,390.83	0.43	5.524	674	458,695.42	69.04
5/1 LIBOR Interest Only	3	1,196,257.96	0.56	5.047	740	398,752.65	80.00
5/6 LIBOR Fully Amortizing	52	26,630,548.92	12.38	4.945	748	512,125.94	64.41
5/6 LIBOR Interest Only	87	49,860,563.47	23.17	4.798	754	573,109.92	64.24
Total	593	$215,171,398.29	100.00%

Original Interest Only Terms of the Group 3 Mortgage Loans

Original Interest Only Term (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
0	201	$71,888,600.89	33.41%	5.455%	736	$357,654.73	69.24%
36	160	38,504,690.05	17.89	6.483	713	240,654.31	78.97
60	167	83,784,057.17	38.94	4.981	749	501,700.94	66.53
120	65	20,994,050.18	9.76	5.675	710	322,985.39	75.82
Total	593	$215,171,398.29	100.00%

Remaining Interest Only Terms of the Group 3 Mortgage Loans

Remaining Interest Only Term (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
0	284	$86,136,000.85	40.03%	5.768%	731	$303,295.78	70.94%
1 – 5	10	3,020,937.37	1.40	5.298	709	302,093.74	80.35
6 – 10	98	49,092,773.83	22.82	5.007	758	500,946.67	67.94
11 – 15	95	43,745,285.36	20.33	5.229	738	460,476.69	67.82
16 – 20	3	821,957.38	0.38	4.929	715	273,985.79	78.81
26 – 30	2	602,560.96	0.28	5.961	709	301,280.48	80.00
31 – 35	22	6,644,115.16	3.09	5.873	712	302,005.23	76.07
36 – 40	14	4,113,717.20	1.91	6.071	694	293,836.94	77.58
66 – 70	1	495,049.59	0.23	5.125	775	495,049.59	87.85
71 – 75	5	2,338,337.33	1.09	4.864	733	467,667.47	73.00
76 – 80	2	1,160,935.14	0.54	4.585	739	580,467.57	64.98
81 – 85	2	212,815.69	0.10	7.450	656	106,407.85	79.99
86 – 90	11	2,521,734.61	1.17	5.748	705	229,248.60	83.06
91 – 95	31	11,674,366.00	5.43	5.805	706	376,592.45	74.32
96 – 100	13	2,590,811.82	1.20	6.204	693	199,293.22	80.30
Total	593	$215,171,398.29	100.00%

repayment Charge Terms and Types of the Group 3 Mortgage Loans (1)

Prepayment Charge Term and Type (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
None	331	$131,726,852.44	61.22%	5.199%	747	$397,966.32	67.53%
12 – Hard	16	9,139,242.33	4.25	5.988	722	571,202.65	73.82
12 – Soft	5	2,140,895.68	0.99	5.445	739	428,179.14	82.94
24 – Hard	11	3,863,478.16	1.80	6.116	724	351,225.29	78.86
24 – Soft	6	1,973,231.38	0.92	6.336	715	328,871.90	83.23
36 – Hard	108	26,999,433.88	12.55	6.098	697	249,994.76	77.42
36 – Soft	111	38,075,640.12	17.70	5.755	725	343,023.78	73.02
60 – Soft	5	1,252,624.30	0.58	5.604	671	250,524.86	77.46
Total	593	$215,171,398.29	100.00%
____________
(1)	The prepayment charge term starts on the date of origination.

Remaining Prepayment Charge Terms of the Group 3 Mortgage Loans

Remaining Prepayment Charge Term (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
None	413	$167,812,244.54	77.99%	5.318%	743	$406,325.05	68.64%
1 – 5	9	2,846,918.25	1.32	5.640	706	316,324.25	76.83
6 – 10	62	17,993,164.72	8.36	5.768	722	290,212.33	77.64
11 – 15	104	25,536,917.62	11.87	6.241	695	245,547.28	77.30
16 – 20	1	267,717.00	0.12	8.750	705	267,717.00	80.00
26 – 30	3	434,465.71	0.20	5.544	733	144,821.90	72.68
31 – 35	1	279,970.45	0.13	6.375	629	279,970.45	80.00
Total	593	$215,171,398.29	100.00%

Gross Margins for the Group 3 Mortgage Loans (1)

Range of Gross Margins (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
2.000 – 2.499	153	$37,676,773.88	17.51%	6.078%	718	$246,253.42	77.85%
2.500 – 2.999	273	134,796,156.31	62.65	5.089	749	493,758.81	66.01
3.000 – 3.499	12	1,842,953.85	0.86	6.205	714	153,579.49	85.18
3.500 – 3.999	31	8,398,875.57	3.90	6.115	715	270,931.47	77.72
4.000 – 4.499	11	2,947,580.52	1.37	5.912	703	267,961.87	82.35
4.500 – 4.999	39	10,276,497.62	4.78	5.718	710	263,499.94	78.22
5.000 – 5.499	28	6,839,611.95	3.18	6.247	698	244,271.86	77.94
5.500 – 5.999	39	9,881,146.68	4.59	6.605	695	253,362.74	77.45
6.000 – 6.499	5	1,893,893.51	0.88	6.460	691	378,778.70	80.20
6.500 – 6.999	1	129,479.01	0.06	8.700	627	129,479.01	80.00
7.000 – 7.499	1	488,429.39	0.23	5.875	665	488,429.39	74.49
Total	593	$215,171,398.29	100.00%
____________
(1)	As of the Cut-off Date, the weighted average Gross Margin of the Group 3 Mortgage Loans was approximately 3.069%.

Months to Initial Adjustment Date for the Group 3 Mortgage Loans

Range of Number of Months to Initial Adjustment Date	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
1 – 10	313	$106,987,265.95	49.72%	5.570%	739	$341,812.35	71.17%
11 – 20	280	108,184,132.34	50.28	5.382	731	386,371.90	69.97
Total	593	$215,171,398.29	100.00%

Maximum Mortgage Rates for the Group 3 Mortgage Loans (1)

Range of Maximum Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
7.500 – 7.999	3	$642,544.96	0.30%	6.642%	670	$214,181.65	73.75%
8.000 – 8.499	5	833,049.01	0.39	6.366	653	166,609.80	81.99
8.500 – 8.999	7	1,411,958.90	0.66	5.106	753	201,708.41	78.71
9.000 – 9.499	16	4,725,965.27	2.20	5.385	749	295,372.83	78.38
9.500 – 9.999	45	16,850,665.87	7.83	5.022	752	374,459.24	70.12
10.000 – 10.499	50	22,493,121.60	10.45	4.818	754	449,862.43	67.08
10.500 – 10.999	111	53,740,860.17	24.98	4.886	754	484,151.89	62.80
11.000 – 11.499	79	36,102,578.69	16.78	5.268	741	456,994.67	69.98
11.500 – 11.999	104	34,210,685.93	15.90	5.822	722	328,948.90	74.86
12.000 – 12.499	73	21,699,632.25	10.08	6.267	704	297,255.24	77.72
12.500 – 12.999	52	13,216,316.31	6.14	6.622	695	254,159.93	76.35
13.000 – 13.499	14	3,468,231.81	1.61	7.013	706	247,730.84	81.74
13.500 – 13.999	16	3,403,264.44	1.58	7.460	695	212,704.03	78.44
14.000 – 14.499	6	602,022.67	0.28	7.500	723	100,337.11	81.29
14.500 – 14.999	6	1,179,505.55	0.55	7.025	689	196,584.26	75.69
15.000 – 15.499	4	359,382.28	0.17	7.789	735	89,845.57	87.19
15.500 – 15.999	1	129,479.01	0.06	8.700	627	129,479.01	80.00
18.000 – 18.499	1	102,133.57	0.05	10.750	651	102,133.57	80.00
Total	593	$215,171,398.29	100.00%
____________
(1)	As of the Cut-off Date, the weighted average Maximum Mortgage Rate of the Group 3 Mortgage Loans was approximately 11.154%.

Initial Periodic Rate Caps for the Group 3 Mortgage Loans (1)

Initial Periodic Rate Cap (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
1.000	1	$85,308.55	0.04%	7.750%	655	$85,308.55	80.00%
1.500	2	379,709.67	0.18	7.369	636	189,854.84	79.99
2.000	42	9,329,328.88	4.34	6.105	724	222,126.88	73.26
3.000	259	66,616,270.44	30.96	6.412	705	257,205.68	77.51
5.000	230	119,940,482.17	55.74	4.898	753	521,480.36	65.35
6.000	59	18,820,298.58	8.75	5.482	732	318,988.11	77.65
Total	593	$215,171,398.29	100.00%
____________
(1)	As of the Cut-off Date, the weighted average Initial Periodic Rate Cap for the Group 3 Mortgage Loans was approximately 4.330%.

Subsequent Periodic Rate Cap for the Group 3 Mortgage Loans (1)

Subsequent Periodic Rate Cap (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
1.000	393	$136,416,054.24	63.40%	5.583%	729	$347,114.64	70.20%
1.500	2	379,709.67	0.18	7.369	636	189,854.84	79.99
2.000	198	78,375,634.38	36.42	5.280	745	395,836.54	71.17
Total	593	$215,171,398.29	100.00%
____________
(1)	As of the Cut-off Date, the weighted average Subsequent Periodic Rate Cap for the Group 3 Mortgage Loans was approximately 1.365%.

Origination Channels for the Group 3 Mortgage Loans

Origination Channel	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
Mortgage professionals	12	$6,488,064.67	3.02%	4.804%	760	$540,672.06	64.44%
Consumer Direct	46	20,071,990.93	9.33	5.215	734	436,347.63	69.44
Conduit	535	188,611,342.69	87.66	5.527	734	352,544.57	70.90
Total	593	$215,171,398.29	100.00%

Loan Group 4

Mortgage Rates for the Group 4 Mortgage Loans (1)

Range of Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
3.001 – 3.500	2	$891,239.97	0.25%	3.500%	800	$445,619.99	57.51%
3.501 – 4.000	17	8,670,515.37	2.44	3.897	772	510,030.32	64.50
4.001 – 4.500	99	56,898,152.26	15.98	4.354	762	574,728.81	66.22
4.501 – 5.000	196	109,013,365.55	30.62	4.842	752	556,190.64	70.88
5.001 – 5.500	202	112,718,976.66	31.66	5.305	747	558,014.74	70.79
5.501 – 6.000	85	40,034,831.98	11.24	5.771	738	470,998.02	73.95
6.001 – 6.500	41	16,089,640.14	4.52	6.328	722	392,430.25	75.24
6.501 – 7.000	30	9,254,928.51	2.60	6.745	701	308,497.62	74.02
7.001 – 7.500	5	1,567,572.21	0.44	7.407	728	313,514.44	77.01
7.501 – 8.000	2	501,952.00	0.14	7.747	727	250,976.00	80.00
8.001 – 8.500	1	273,200.00	0.08	8.250	631	273,200.00	84.06
8.501 – 9.000	1	136,050.00	0.04	8.750	644	136,050.00	79.98
Total	681	$356,050,424.65	100.00%
____________
(1)	As of the Cut-off Date, the weighted average Mortgage Rate of the Group 4 Mortgage Loans was approximately 5.125% per annum.

Current Principal Balances for the Group 4 Mortgage Loans (1)

Range of Current Mortgage Loan Principal Balances ($)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
50,000.01 – 100,000.00	9	$751,904.43	0.21%	5.104%	738	$83,544.94	73.06%
100,000.01 – 150,000.00	18	2,266,552.55	0.64	6.322	727	125,919.59	71.85
150,000.01 – 200,000.00	29	5,099,658.21	1.43	6.074	733	175,850.28	79.03
200,000.01 – 250,000.00	30	6,784,506.84	1.91	6.072	719	226,150.23	77.00
250,000.01 – 300,000.00	18	4,891,276.39	1.37	6.080	706	271,737.58	76.29
300,000.01 – 350,000.00	12	3,892,826.15	1.09	5.453	737	324,402.18	75.77
350,000.01 – 400,000.00	15	5,594,867.16	1.57	5.713	725	372,991.14	74.76
400,000.01 – 450,000.00	85	36,774,514.53	10.33	5.028	750	432,641.35	72.39
450,000.01 – 500,000.00	108	51,387,920.35	14.43	5.071	753	475,814.08	72.69
500,000.01 – 550,000.00	95	49,847,667.28	14.00	4.969	748	524,712.29	73.72
550,000.01 – 600,000.00	85	48,796,576.53	13.70	5.037	751	574,077.37	71.90
600,000.01 – 650,000.00	61	38,473,453.28	10.81	5.049	747	630,712.35	69.17
650,000.01 – 700,000.00	24	16,277,662.20	4.57	4.946	770	678,235.93	64.22
700,000.01 – 750,000.00	14	10,284,774.62	2.89	5.149	754	734,626.76	65.19
750,000.01 – 800,000.00	17	13,198,731.68	3.71	5.003	741	776,395.98	68.83
800,000.01 – 850,000.00	10	8,289,139.97	2.33	5.015	764	828,914.00	66.07
850,000.01 – 900,000.00	10	8,756,951.99	2.46	4.774	751	875,695.20	69.16
900,000.01 – 950,000.00	13	12,086,641.64	3.39	5.107	727	929,741.66	62.50
950,000.01 – 1,000,000.00	17	16,639,896.44	4.67	5.102	743	978,817.44	63.54
1,000,000.01 – 1,250,000.00	8	8,942,092.90	2.51	5.495	752	1,117,761.61	66.94
1,250,000.01 – 1,500,000.00	1	1,499,592.84	0.42	5.500	756	1,499,592.84	50.00
1,500,000.01 – 1,750,000.00	1	1,538,216.67	0.43	6.500	743	1,538,216.67	65.00
3,750,000.01 – 4,000,000.00	1	3,975,000.00	1.12	5.375	763	3,975,000.00	75.71
Total	681	$356,050,424.65	100.00%
____________
(1)	As of the Cut-off Date, the average principal balance of the Group 4 Mortgage Loans was approximately $522,834.69.

Original Loan-to-Value Ratios for the Group 4 Mortgage Loans (1)

Range of Original Loan- to-Value Ratios (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
10.01 – 20.00	1	$1,000,000.00	0.28%	4.375%	786	$1,000,000.00	20.00%
20.01 – 30.00	3	1,390,612.66	0.39	5.237	807	463,537.55	23.86
30.01 – 40.00	13	6,787,980.86	1.91	5.031	747	522,152.37	34.47
40.01 – 50.00	38	22,545,836.31	6.33	4.886	759	593,311.48	46.58
50.01 – 60.00	54	31,364,720.57	8.81	4.680	757	580,828.16	56.33
60.01 – 70.00	134	78,335,511.35	22.00	5.177	750	584,593.37	65.99
70.01 – 80.00	409	206,591,312.85	58.02	5.186	745	505,113.23	78.10
80.01 – 90.00	15	5,103,219.41	1.43	5.352	734	340,214.63	87.95
90.01 – 100.00	14	2,931,230.64	0.82	6.011	740	209,373.62	95.43
Total	681	$356,050,424.65	100.00%
____________
(1)	As of the Cut-off Date, the weighted average original Loan-to-Value Ratio of the Group 4 Mortgage Loans was approximately 70.60%.

Original Term to Stated Maturity for the Group 4 Mortgage Loans

Original Term to Stated Maturity (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
360	681	$356,050,424.65	100.00%	5.125%	748	$522,834.69	70.60%
Total	681	$356,050,424.65	100.00%

Remaining Terms to Stated Maturity for the Group 4 Mortgage Loans (1)

Remaining Terms to Stated Maturity (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
316 – 320	243	$130,219,189.69	36.57%	4.640%	754	$535,881.44	67.88%
321 – 325	288	164,547,873.43	46.21	5.264	749	571,346.78	72.01
326 – 330	91	45,446,797.12	12.76	5.522	741	499,415.35	71.52
331 – 335	1	519,856.27	0.15	5.500	696	519,856.27	78.79
341 – 345	26	6,296,273.69	1.77	6.753	704	242,164.37	75.72
346 – 350	23	6,174,176.95	1.73	6.434	708	268,442.48	78.32
351 – 355	9	2,846,257.50	0.80	6.424	709	316,250.83	69.16
Total	681	$356,050,424.65	100.00%
____________
(1)	As of the Cut-off Date, the weighted average remaining term to stated maturity of the Group 4 Mortgage Loans was approximately 323 months.

Geographic Distribution of the Mortgaged Properties for the Group 4 Mortgage Loans

Geographic Area	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
Arizona	18	$7,661,804.75	2.15%	5.228%	749	$425,655.82	69.97%
California	365	206,456,036.15	57.99	5.057	752	565,632.98	70.36
Colorado	11	5,039,188.90	1.42	5.194	748	458,108.08	60.29
Connecticut	7	3,819,773.68	1.07	5.193	776	545,681.95	63.54
Delaware	2	861,599.31	0.24	5.312	723	430,799.66	71.59
District of Columbia	1	937,572.24	0.26	5.625	662	937,572.24	65.00
Florida	44	17,512,782.36	4.92	5.543	738	398,017.78	73.88
Georgia	25	14,101,674.60	3.96	4.949	763	564,066.98	74.49
Hawaii	4	2,216,351.14	0.62	4.938	730	554,087.79	69.01
Idaho	1	123,964.22	0.03	6.500	757	123,964.22	80.00
Illinois	14	6,987,432.89	1.96	5.111	724	499,102.35	70.63
Kansas	1	198,000.00	0.06	6.375	653	198,000.00	77.65
Maine	2	754,280.14	0.21	4.148	710	377,140.07	53.76
Maryland	10	4,973,540.09	1.40	5.538	730	497,354.01	68.61
Massachusetts	23	12,450,133.57	3.50	5.031	765	541,310.16	71.17
Michigan	12	5,487,478.51	1.54	5.201	732	457,289.88	70.22
Minnesota	9	3,728,925.34	1.05	4.918	748	414,325.04	74.12
Nevada	14	4,039,879.61	1.13	6.183	731	288,562.83	73.78
New Hampshire	4	1,865,361.08	0.52	4.498	760	466,340.27	74.47
New Jersey	8	4,443,356.85	1.25	5.032	735	555,419.61	69.29
New York	25	15,101,814.98	4.24	5.176	742	604,072.60	70.22
North Carolina	4	718,950.68	0.20	5.453	661	179,737.67	82.52
Ohio	2	1,030,527.25	0.29	4.461	766	515,263.63	70.26
Oregon	8	2,578,078.52	0.72	5.474	738	322,259.82	77.18
Pennsylvania	4	2,640,575.91	0.74	5.230	740	660,143.98	73.66
Rhode Island	1	400,000.00	0.11	5.750	790	400,000.00	49.44
South Carolina	9	5,465,485.68	1.54	5.030	720	607,276.19	63.43
Tennessee	3	334,549.34	0.09	6.947	701	111,516.45	79.13
Texas	8	3,949,348.29	1.11	5.556	718	493,668.54	78.12
Utah	2	409,440.00	0.11	6.217	701	204,720.00	80.00
Vermont	1	458,775.05	0.13	4.875	661	458,775.05	32.86
Virginia	28	14,834,226.16	4.17	5.122	750	529,793.79	70.72
Washington	10	4,223,565.36	1.19	5.213	739	422,356.54	73.57
Wisconsin	1	245,952.00	0.07	7.875	743	245,952.00	80.00
Total	681	$356,050,424.65	100.00%

Mortgagors’ FICO Credit Scores for the Group 4 Mortgage Loans (1)

Range of FICO Credit Scores	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
620	3	$989,827.52	0.28%	6.386%	620	$329,942.51	69.15%
621 – 640	9	3,251,612.01	0.91	5.504	630	361,290.22	76.37
641 – 660	25	11,460,071.97	3.22	5.688	652	458,402.88	76.80
661 – 680	26	9,668,681.97	2.72	5.443	671	371,872.38	67.13
681 – 700	77	37,758,977.66	10.60	5.192	691	490,376.33	70.26
701 – 720	68	35,954,204.97	10.10	5.258	709	528,738.31	73.63
721 – 740	76	41,458,104.79	11.64	5.201	730	545,501.38	72.06
741 – 760	85	47,647,002.43	13.38	5.223	751	560,552.97	70.32
761 – 780	117	65,052,727.56	18.27	5.114	771	556,006.22	71.40
781 – 800	122	63,215,605.54	17.75	4.913	790	518,160.70	70.36
801 – 820	73	39,593,608.23	11.12	4.798	808	542,378.19	64.66
Total	681	$356,050,424.65	100.00%
____________
(1)	As of the Cut-off Date, the weighted average FICO Credit Score of the Group 4 Mortgage Loans was approximately 748.

Types of Mortgaged Properties for the Group 4 Mortgage Loans

Property Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
Single Family Residence	454	$241,202,112.11	67.74%	5.101%	748	$531,282.19	69.96%
Planned Unit Development (PUD)	140	71,457,691.74	20.07	5.098	747	510,412.08	72.75
Low-Rise Condominium	38	17,682,093.50	4.97	5.097	753	465,318.25	74.89
Two Family Residence	13	6,311,441.76	1.77	5.610	749	485,495.52	65.30
High-Rise Condominium	15	8,580,894.34	2.41	5.268	751	572,059.62	71.02
Four Family Residence	12	6,288,471.31	1.77	5.706	723	524,039.28	68.25
Three Family Residence	6	2,891,823.96	0.81	5.460	735	481,970.66	63.00
Townhouse	3	1,635,895.93	0.46	4.672	795	545,298.64	64.78
Total	681	$356,050,424.65	100.00%

Purposes of the Group 4 Mortgage Loans

Loan Purpose	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
Purchase	372	$191,037,090.44	53.65%	5.183%	748	$513,540.57	76.05%
Refinance (Rate/Term)	148	83,206,312.63	23.37	4.825	755	562,204.82	63.47
Refinance (Cash Out)	161	81,807,021.58	22.98	5.294	742	508,118.15	65.13
Total	681	$356,050,424.65	100.00%

Occupancy Types for the Group 4 Mortgage Loans (1)

Occupancy Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
Primary Home	598	$319,043,871.13	89.61%	5.078%	750	$533,518.18	71.09%
Secondary Home	29	14,022,266.54	3.94	5.178	734	483,526.43	70.05
Investment	54	22,984,286.98	6.46	5.739	735	425,634.94	64.12
Total	681	$356,050,424.65	100.00%
____________
(1)	Based upon representations of the related mortgagors at the time of origination.

Loan Documentation Type for the Group 4 Mortgage Loans

Type of Program	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
Full/Alternate	355	$184,524,375.64	51.83%	4.934%	753	$519,786.97	70.88%
Fast Forward	39	21,128,663.86	5.93	4.833	750	541,760.61	71.77
Limited	1	590,400.00	0.17	4.375	756	590,400.00	60.00
Stated Income	227	121,450,553.90	34.11	5.333	741	535,024.47	71.30
No Ratio	26	12,745,733.60	3.58	5.847	743	490,220.52	65.95
No Income/No Asset	9	5,215,100.68	1.46	5.506	743	579,455.63	66.22
No Doc	24	10,395,596.97	2.92	5.638	742	433,149.87	63.41
Total	681	$356,050,424.65	100.00%

Loan Age for the Group 4 Mortgage Loans (1)

Loan Ages (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
6 – 10	11	$3,257,639.86	0.91%	6.491%	703	$296,149.08	70.66%
11 – 15	39	10,210,408.12	2.87	6.549	709	261,805.34	78.41
16 – 20	8	1,848,660.16	0.52	6.768	701	231,082.52	68.35
21 – 25	1	519,856.27	0.15	5.500	696	519,856.27	78.79
31 – 35	157	86,343,738.82	24.25	5.397	744	549,960.12	71.12
36 – 40	255	140,858,271.11	39.56	5.203	751	552,385.38	72.08
41 – 45	210	113,011,850.31	31.74	4.623	754	538,151.67	67.65
Total	681	$356,050,424.65	100.00%
____________
(1)	As of the Cut-off Date, the weighted average loan age of the Group 4 Mortgage Loans was approximately 37 months.

Loan Programs for the Group 4 Mortgage Loans

Loan Program	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
3/1 CMT Interest Only	1	$250,000.00	0.07%	6.750%	620	$250,000.00	37.04%
3/1 LIBOR Fully Amortizing	3	925,402.37	0.26	6.618	690	308,467.46	48.99
3/1 LIBOR Interest Only	19	5,464,675.49	1.53	6.561	723	287,614.50	79.04
3/6 LIBOR Fully Amortizing	5	835,289.55	0.23	6.781	664	167,057.91	71.55
3/6 LIBOR Interest Only	30	7,841,340.73	2.20	6.529	704	261,378.02	77.90
4/6 LIBOR Interest Only	1	519,856.27	0.15	5.500	696	519,856.27	78.79
5/1 CMT Fully Amortizing	51	26,483,447.92	7.44	4.725	753	519,283.29	64.87
5/1 CMT Interest Only	100	58,281,671.31	16.37	4.821	761	582,816.71	71.75
5/1 LIBOR Fully Amortizing	38	17,218,458.45	4.84	4.972	746	453,117.33	72.50
5/1 LIBOR Interest Only	97	50,267,366.60	14.12	5.123	744	518,220.27	76.37
5/6 LIBOR Fully Amortizing	51	26,985,489.59	7.58	5.190	755	529,127.25	63.30
5/6 LIBOR Interest Only	285	160,977,426.37	45.21	5.169	747	564,833.07	69.84
Total	681	$356,050,424.65	100.00%

Original Interest Only Terms of the Group 4 Mortgage Loans

Original Interest Only Term (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
0	148	$72,448,087.88	20.35%	5.005%	751	$489,514.11	65.97%
36	11	3,706,063.86	1.04	6.235	731	336,914.90	76.57
60	391	216,324,433.75	60.76	5.082	747	553,259.42	71.97
120	131	63,571,839.16	17.85	5.342	751	485,281.21	70.85
Total	681	$356,050,424.65	100.00%

Remaining Interest Only Terms of the Group 4 Mortgage Loans

Remaining Interest Only Term (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
0	150	$73,184,935.15	20.55%	5.014%	750	$487,899.57	66.12%
16 – 20	153	84,102,480.98	23.62	4.657	751	549,689.42	69.86
21 – 25	179	102,556,335.30	28.80	5.334	744	572,940.42	73.49
26 – 30	57	29,894,765.63	8.40	5.387	745	524,469.57	72.73
31 – 35	1	519,856.27	0.15	5.500	696	519,856.27	78.79
41 – 45	10	2,220,212.16	0.62	7.031	719	222,021.22	75.13
76 – 80	29	14,691,026.25	4.13	4.674	760	506,587.11	64.25
81 – 85	57	33,509,366.72	9.41	5.238	761	587,883.63	72.10
86 – 90	14	7,004,858.72	1.97	5.862	743	500,347.05	69.06
101 – 105	8	2,568,555.31	0.72	6.595	705	321,069.41	80.60
106 – 110	15	3,538,069.98	0.99	6.511	694	235,871.33	77.69
111 – 115	8	2,259,962.18	0.63	6.372	710	282,495.27	79.04
Total	681	$356,050,424.65	100.00%

Prepayment Charge Terms and Types of the Group 4 Mortgage Loans (1)

Prepayment Charge Term and Type (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
None	479	$250,266,014.92	70.29%	4.971%	749	$522,476.02	70.32%
12 – Hard	14	6,458,330.14	1.81	5.809	744	461,309.30	72.81
12 – Soft	4	5,941,742.94	1.67	5.666	747	1,485,435.74	73.79
24 – Hard	1	586,295.32	0.16	6.625	705	586,295.32	31.05
36 – Hard	14	5,355,069.85	1.50	5.698	721	382,504.99	72.85
36 – Soft	108	54,768,516.92	15.38	5.393	750	507,115.90	71.46
60 – Soft	61	32,674,454.56	9.18	5.505	742	535,646.80	70.62
Total	681	$356,050,424.65	100.00%
____________
(1)	The prepayment charge term starts on the date of origination.

Remaining Prepayment Charge Terms of the Group 4 Mortgage Loans

Remaining Prepayment Charge Term (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
None	550	$292,880,095.54	82.26%	5.023%	750	$532,509.26	70.52%
1 – 5	49	24,714,899.54	6.94	5.528	748	504,385.70	70.77
11 – 15	1	519,856.27	0.15	5.500	696	519,856.27	78.79
16 – 20	13	4,271,033.67	1.20	5.775	750	328,541.05	67.25
21 – 25	49	25,389,641.51	7.13	5.685	739	518,155.95	71.34
26 – 30	19	8,274,898.12	2.32	5.466	723	435,520.95	71.76
Total	681	$356,050,424.65	100.00%
Gross Margins for the Group 4 Mortgage Loans (1)

Range of Gross Margins (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
1.500 – 1.999	1	$157,032.27	0.04%	6.875%	668	$157,032.27	80.00%
2.000 –- 2.499	455	237,960,567.91	66.83	5.218	747	522,990.26	71.22
2.500 –- 2.999	203	111,893,299.34	31.43	4.861	751	551,198.52	68.86
3.000 – 3.499	7	2,029,411.81	0.57	6.220	732	289,915.97	81.98
3.500 – 3.999	1	222,699.85	0.06	4.875	679	222,699.85	80.00
4.000 – 4.499	1	310,200.00	0.09	6.375	714	310,200.00	79.99
4.500 – 4.999	1	519,856.27	0.15	5.500	696	519,856.27	78.79
5.000 – 5.499	12	2,957,357.20	0.83	6.584	714	246,446.43	75.02
Total	681	$356,050,424.65	100.00%
____________
(1)	As of the Cut-off Date, the weighted average Gross Margin of the Group 4 Mortgage Loans was approximately 2.440%.

Months to Initial Adjustment Date for the Group 4 Mortgage Loans

Range of Number of Months to Initial Adjustment Date	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
11 – 20	249	$131,669,607.93	36.98%	4.672%	753	$528,793.61	67.89%
21 – 30	432	224,380,816.72	63.02	5.391	745	519,400.04	72.19
Total	681	$356,050,424.65	100.00%

Maximum Mortgage Rates for the Group 4 Mortgage Loans (1)

Range of Maximum Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
8.500 – 8.999	3	$1,651,538.12	0.46%	3.750%	787	$550,512.71	58.44%
9.000 – 9.499	23	11,428,946.87	3.21	4.300	763	496,910.73	70.14
9.500 – 9.999	103	57,199,681.82	16.07	4.659	758	555,336.72	72.98
10.000 – 10.499	135	75,231,612.69	21.13	4.820	759	557,271.21	69.79
10.500 – 10.999	123	62,539,456.50	17.56	4.976	745	508,450.87	67.49
11.000 – 11.499	141	78,629,590.07	22.08	5.255	745	557,656.67	70.79
11.500 – 11.999	80	42,538,578.33	11.95	5.667	737	531,732.23	71.34
12.000 – 12.499	29	12,531,146.84	3.52	6.149	732	432,108.51	74.85
12.500 – 12.999	33	10,881,539.74	3.06	6.643	707	329,743.63	72.35
13.000 – 13.499	5	1,888,631.67	0.53	7.174	728	377,726.33	77.35
13.500 – 13.999	4	1,120,452.00	0.31	7.611	730	280,113.00	77.77
14.000 – 14.499	1	273,200.00	0.08	8.250	631	273,200.00	84.06
14.500 – 14.999	1	136,050.00	0.04	8.750	644	136,050.00	79.98
Total	681	$356,050,424.65	100.00%
____________
(1)	As of the Cut-off Date, the weighted average Maximum Mortgage Rate of the Group 4 Mortgage Loans was approximately 10.735%.

Initial Periodic Rate Caps for the Group 4 Mortgage Loans (1)

Initial Periodic Rate Cap (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
2.000	71	$28,145,937.21	7.91%	5.637%	731	$396,421.65	75.34%
3.000	18	5,420,348.31	1.52	6.257	694	301,130.46	77.58
5.000	412	224,079,571.55	62.93	4.933	752	543,882.46	71.09
6.000	180	98,404,567.58	27.64	5.352	747	546,692.04	67.73
Total	681	$356,050,424.65	100.00%
____________
(1)	As of the Cut-off Date, the weighted average Initial Periodic Rate Cap for the Group 4 Mortgage Loans was approximately 5.009%.

Subsequent Periodic Rate Cap for the Group 4 Mortgage Loans (1)

Subsequent Periodic Rate Cap (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
1.000	202	$103,257,899.00	29.00%	5.092%	746	$511,177.72	71.00%
2.000	477	251,440,709.87	70.62	5.139	749	527,129.37	70.51
2.250	2	1,351,815.78	0.38	5.052	748	675,907.89	56.06
Total	681	$356,050,424.65	100.00%
____________
(1)	As of the Cut-off Date, the weighted average Subsequent Periodic Rate Cap for the Group 4 Mortgage Loans was approximately 1.711%.

Origination Channels for the Group 4 Mortgage Loans

Origination Channel	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
Mortgage professionals	34	$14,349,255.95	4.03%	5.411%	742	$422,036.94	69.98%
Consumer Direct	58	36,693,848.52	10.31	4.831	748	632,652.56	65.90
Conduit	589	305,007,320.18	85.66	5.147	748	517,839.25	71.19
Total	681	$356,050,424.65	100.00%

Loan Group 5

Mortgage Rates for the Group 5 Mortgage Loans (1)

Range of Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
3.001 – 3.500	2	$1,074,944.73	0.58%	3.500%	727	$537,472.37	70.01%
3.501 – 4.000	3	1,721,078.12	0.94	3.916	718	573,692.71	67.34
4.001 – 4.500	22	12,677,487.59	6.89	4.378	777	576,249.44	62.83
4.501 – 5.000	68	34,152,124.07	18.56	4.843	757	502,237.12	61.94
5.001 – 5.500	60	32,222,169.28	17.51	5.296	740	537,036.15	72.62
5.501 – 6.000	51	25,047,170.99	13.61	5.848	729	491,121.00	69.06
6.001 – 6.500	64	30,079,748.40	16.35	6.294	718	469,996.07	70.83
6.501 – 7.000	58	23,633,622.70	12.84	6.802	713	407,476.25	77.60
7.001 – 7.500	42	14,750,484.04	8.02	7.306	711	351,202.00	77.77
7.501 – 8.000	20	5,473,101.79	2.97	7.737	688	273,655.09	81.49
8.001 – 8.500	6	1,657,292.55	0.90	8.426	686	276,215.43	80.74
8.501 – 9.000	5	1,056,672.00	0.57	8.789	679	211,334.40	79.67
9.001 – 9.500	4	439,052.70	0.24	9.278	658	109,763.18	86.38
10.501 – 11.000	1	35,945.07	0.02	10.750	702	35,945.07	90.00
Total	406	$184,020,894.03	100.00%
____________
(1)	As of the Cut-off Date, the weighted average Mortgage Rate of the Group 5 Mortgage Loans was approximately 5.850% per annum.

Current Principal Balances for the Group 5 Mortgage Loans (1)

Range of Current Mortgage Loan Principal Balances ($)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
0.01 – 50.000.00	1	$35,945.07	0.02%	10.750%	702	$35,945.07	90.00%
50,000.01 – 100,000.00	13	978,191.65	0.53	7.205	727	75,245.51	76.20
100,000.01 – 150,000.00	38	4,706,826.35	2.56	6.831	703	123,863.85	77.85
150,000.01 – 200,000.00	43	7,611,206.27	4.14	6.699	727	177,004.80	78.67
200,000.01 – 250,000.00	22	4,963,163.73	2.70	6.632	725	225,598.35	80.03
250,000.01 – 300,000.00	17	4,642,782.66	2.52	6.155	713	273,104.86	78.35
300,000.01 – 350,000.00	19	6,225,428.17	3.38	5.706	745	327,654.11	72.50
350,000.01 – 400,000.00	16	5,938,910.32	3.23	5.818	720	371,181.90	68.90
400,000.01 – 450,000.00	41	17,640,380.45	9.59	6.013	725	430,253.18	75.70
450,000.01 – 500,000.00	41	19,598,700.86	10.65	5.840	730	478,017.09	74.16
500,000.01 – 550,000.00	33	17,285,790.16	9.39	5.478	740	523,811.82	67.92
550,000.01 – 600,000.00	27	15,594,695.46	8.47	5.609	743	577,581.31	73.86
600,000.01 – 650,000.00	34	21,317,468.71	11.58	5.711	737	626,984.37	69.33
650,000.01 – 700,000.00	10	6,756,682.55	3.67	6.217	724	675,668.26	74.18
700,000.01 – 750,000.00	6	4,366,950.20	2.37	5.138	755	727,825.03	64.44
750,000.01 – 800,000.00	11	8,481,705.19	4.61	5.708	747	771,064.11	70.94
800,000.01 – 850,000.00	4	3,315,493.47	1.80	5.315	700	828,873.37	69.46
850,000.01 – 900,000.00	7	6,186,660.73	3.36	6.033	734	883,808.68	65.62
900,000.01 – 950,000.00	3	2,794,168.22	1.52	5.536	760	931,389.41	80.00
950,000.01 – 1,000,000.00	13	12,860,203.52	6.99	5.416	724	989,246.42	56.80
1,000,000.01 – 1,250,000.00	2	2,200,000.00	1.20	6.125	667	1,100,000.00	52.28
1,250,000.01 – 1,500,000.00	2	2,939,540.29	1.60	5.819	796	1,469,770.15	66.19
1,750,000.01 – 2,000,000.00	2	3,755,000.00	2.04	5.992	740	1,877,500.00	62.08
3,750,000.01 – 4,000,000.00	1	3,825,000.00	2.08	6.250	716	3,825,000.00	56.25
Total	406	$184,020,894.03	100.00%
____________
(1)	As of the Cut-off Date, the average principal balance of the Group 5 Mortgage Loans was approximately $453,253.43.

Original Loan-to-Value Ratios for the Group 5 Mortgage Loans (1)

Range of Original Loan- to-Value Ratios (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
00.01 – 10.00	1	$68,008.36	0.04%	6.750%	809	$68,008.36	9.45%
20.01 – 30.00	2	1,549,748.93	0.84	5.387	708	774,874.47	26.56
30.01 – 40.00	7	3,861,064.18	2.10	4.762	780	551,580.60	35.57
40.01 – 50.00	16	8,533,000.31	4.64	5.065	774	533,312.52	45.98
50.01 – 60.00	31	24,214,381.58	13.16	5.548	741	781,109.08	55.91
60.01 – 70.00	67	36,358,556.96	19.76	5.535	732	542,665.03	65.33
70.01 – 80.00	250	101,199,278.52	54.99	6.087	727	404,797.11	78.57
80.01 – 90.00	20	5,770,004.60	3.14	6.294	707	288,500.23	87.25
90.00 – 100.00	12	2,466,850.59	1.34	7.362	702	205,570.88	94.90
Total	406	$184,020,894.03	100.00%
____________
(1)	As of the Cut-off Date, the weighted average original Loan-to-Value Ratio of the Group 5 Mortgage Loans was approximately 70.59%.

Original Term to Stated Maturity for the Group 5 Mortgage Loans

Original Term to Stated Maturity (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
360	406	$184,020,894.03	100.00%	5.850%	732	$453,253.43	70.59%
Total	406	$184,020,894.03	100.00%

Remaining Terms to Stated Maturity for the Group 5 Mortgage Loans (1)

Remaining Terms to Stated Maturity (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
306 – 310	26	$15,588,862.37	8.47%	4.630%	757	$599,571.63	59.68%
311 – 315	44	25,141,727.19	13.66	5.020	757	571,402.89	64.06
316 – 320	74	34,491,603.31	18.74	4.955	750	466,102.75	67.71
326 – 330	8	2,901,940.44	1.58	5.718	680	362,742.56	73.37
331 – 335	63	26,834,446.47	14.58	6.031	722	425,943.59	75.06
336 – 340	104	43,225,247.27	23.49	6.676	715	415,627.38	73.50
341 – 345	52	23,256,665.95	12.64	6.617	721	447,243.58	75.30
351 – 355	20	7,656,595.89	4.16	6.730	732	382,829.79	76.38
356 – 360	15	4,923,805.14	2.68	7.053	685	328,253.68	75.78
Total	406	$184,020,894.03	100.00%
____________
(1)	As of the Cut-off Date, the weighted average remaining term to stated maturity of the Group 5 Mortgage Loans was approximately 329 months.

Geographic Distribution of the Mortgaged Properties for the Group 5 Mortgage Loans

Geographic Area	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
Arizona	19	$13,349,150.84	7.25%	6.003%	731	$702,586.89	68.08%
Arkansas	5	1,239,808.95	0.67	7.304	665	247,961.79	82.24
California	155	81,930,609.53	44.52	5.628	743	528,584.58	69.19
Colorado	2	357,592.86	0.19	7.593	712	178,796.43	83.44
Connecticut	6	4,092,517.70	2.22	5.570	716	682,086.28	58.84
District of Columbia	1	639,900.00	0.35	6.625	636	639,900.00	80.00
Florida	51	17,872,666.41	9.71	5.848	725	350,444.44	70.51
Georgia	14	4,205,403.67	2.29	6.685	700	300,385.98	76.26
Hawaii	2	2,650,000.00	1.44	6.120	796	1,325,000.00	62.16
Idaho	2	561,208.58	0.30	4.963	706	280,604.29	56.56
Illinois	6	2,436,114.37	1.32	5.214	763	406,019.06	66.28
Kansas	1	187,571.53	0.10	5.875	671	187,571.53	90.00
Maine	1	313,966.13	0.17	6.250	627	313,966.13	73.88
Maryland	13	5,761,978.62	3.13	6.162	696	443,229.12	77.72
Massachusetts	7	3,240,639.24	1.76	5.081	764	462,948.46	62.34
Michigan	5	2,551,119.55	1.39	5.219	716	510,223.91	73.77
Minnesota	4	853,850.38	0.46	5.961	735	213,462.60	81.08
Mississippi	1	151,437.63	0.08	8.500	680	151,437.63	80.00
Missouri	3	364,426.73	0.20	5.636	652	121,475.58	70.43
Nebraska	1	35,945.07	0.02	10.750	702	35,945.07	90.00
Nevada	17	4,056,161.41	2.20	6.398	712	238,597.73	77.57
New Jersey	7	3,365,041.06	1.83	5.887	695	480,720.15	77.07
New York	11	6,679,362.25	3.63	6.045	717	607,214.75	65.61
North Carolina	3	1,163,645.13	0.63	4.922	753	387,881.71	72.18
Ohio	2	515,742.92	0.28	6.329	642	257,871.46	80.00
Oklahoma	1	460,238.65	0.25	4.250	820	460,238.65	80.00
Oregon	3	749,978.85	0.41	5.407	702	249,992.95	74.16
Pennsylvania	2	651,959.75	0.35	5.109	779	325,979.88	38.85
Rhode Island	3	684,123.66	0.37	7.006	715	228,041.22	81.44
South Carolina	4	1,803,568.95	0.98	7.698	717	450,892.24	73.91
Tennessee	4	783,142.84	0.43	5.721	716	195,785.71	84.69
Texas	11	2,881,370.37	1.57	6.305	751	261,942.76	80.04
Utah	4	1,324,764.74	0.72	6.443	747	331,191.19	76.77
Virginia	24	11,832,423.22	6.43	6.341	724	493,017.63	75.80
Washington	11	4,273,462.44	2.32	5.985	728	388,496.59	75.15
Total	406	$184,020,894.03	100.00%

Mortgagors’ FICO Credit Scores for the Group 5 Mortgage Loans (1)

Range of FICO Credit Scores	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
Not available	1	$333,700.00	0.18%	5.375%	N/A	$333,700.00	79.83%
620	2	351,034.05	0.19	7.781	620	175,517.03	80.06
621 – 640	20	7,699,317.12	4.18	6.736	631	384,965.86	75.53
641 – 660	24	11,834,348.15	6.43	6.189	651	493,097.84	69.59
661 – 680	43	15,560,576.93	8.46	6.408	670	361,873.88	76.65
681 – 700	48	22,194,155.17	12.06	6.230	691	462,378.23	74.26
701 – 720	44	20,503,089.46	11.14	6.109	712	465,979.31	70.56
721 – 740	38	16,173,618.26	8.79	5.803	729	425,621.53	71.27
741 – 760	49	22,689,935.08	12.33	5.530	751	463,059.90	71.35
761 – 780	50	25,077,546.12	13.63	5.621	770	501,550.92	69.40
781 – 800	52	25,443,636.05	13.83	5.476	791	489,300.69	65.37
801 – 820	35	16,159,937.64	8.78	5.195	807	461,712.50	66.03
Total	406	$184,020,894.03	100.00%
____________
(1)
As of the Cut-off Date, the weighted average FICO Credit Score of the Group 5 Mortgage Loans (not including the Group 5 Mortgage Loans for which the FICO Credit Score was not available) was approximately 732.

Types of Mortgaged Properties for the Group 5 Mortgage Loans

Property Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
Single Family Residence	237	$109,492,560.81	59.50%	5.842%	730	$461,993.93	69.59%
Planned Unit Development (PUD)	105	52,345,686.28	28.45	5.727	732	498,530.35	71.15
Low-Rise Condominium	39	10,898,082.21	5.92	6.193	744	279,438.01	78.47
Two Family Residence	8	4,658,227.95	2.53	5.689	730	582,278.49	72.89
High-Rise Condominium	3	1,600,499.99	0.87	5.758	761	533,500.00	61.41
Four Family Residence	4	2,290,803.89	1.24	6.389	735	572,700.97	64.68
Three Family Residence	6	1,876,741.97	1.02	7.049	742	312,790.33	74.74
Townhouse	3	635,290.93	0.35	6.822	728	211,763.64	77.67
Condominium Hotel	1	223,000.00	0.12	7.250	665	223,000.00	69.99
Total	406	$184,020,894.03	100.00%

Purposes of the Group 5 Mortgage Loans

Loan Purpose	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
Purchase	219	$85,953,229.71	46.71%	6.108%	730	$392,480.50	75.95%
Refinance (Rate/Term)	71	38,673,545.76	21.02	5.211	746	544,697.83	64.21
Refinance (Cash Out)	116	59,394,118.56	32.28	5.891	726	512,018.26	66.98
Total	406	$184,020,894.03	100.00%

Occupancy Types for the Group 5 Mortgage Loans (1)

Occupancy Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
Primary Home	338	$160,741,121.70	87.35%	5.759%	731	$475,565.45	70.77%
Secondary Home	24	10,905,283.45	5.93	6.373	741	454,386.81	69.05
Investment	44	12,374,488.88	6.72	6.570	738	281,238.38	69.58
Total	406	$184,020,894.03	100.00%
____________
(1)	Based upon representations of the related mortgagors at the time of origination.

Loan Documentation Type for the Group 5 Mortgage Loans

Type of Program	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
Full/Alternate	179	$81,178,198.90	44.11%	5.317%	745	$453,509.49	69.97%
FastForward	5	2,425,797.51	1.32	5.257	773	485,159.50	69.18
Limited	2	689,000.00	0.37	4.908	780	344,500.00	50.88
Stated Income	150	76,278,177.56	41.45	6.133	723	508,521.18	70.23
No Ratio	32	12,401,859.84	6.74	6.873	709	387,558.12	74.85
No Income/No Asset	16	4,324,845.28	2.35	7.003	719	270,302.83	78.63
No Doc	22	6,723,014.94	3.65	6.738	706	305,591.59	71.61
Total	406	$184,020,894.03	100.00%

Loan Age for the Group 5 Mortgage Loans (1)

Loan Ages (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
1 – 5	30	$10,386,236.78	5.64%	6.893%	701	$346,207.89	78.29%
6 – 10	5	2,194,164.25	1.19	6.686	771	438,832.85	66.00
16 – 20	75	35,785,826.74	19.45	6.736	720	477,144.36	73.89
21 – 25	89	32,608,309.88	17.72	6.563	714	366,385.50	74.40
26 – 30	63	27,824,163.51	15.12	5.958	719	441,653.39	74.94
36 – 40	5	2,202,687.13	1.20	5.531	734	440,537.43	73.55
41 – 45	72	33,347,979.72	18.12	4.940	752	463,166.39	67.54
46 – 50	56	33,320,063.47	18.11	4.853	760	595,001.13	61.40
51 – 55	11	6,351,462.55	3.45	4.835	738	577,405.69	65.54
Total	406	$184,020,894.03	100.00%
____________
(1)	As of the Cut-off Date, the weighted average loan age of the Group 5 Mortgage Loans was approximately 31 months.

Loan Programs for the Group 5 Mortgage Loans

Loan Program	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
3/1 LIBOR Fully Amortizing	13	$2,698,744.43	1.47%	7.963%	676	$207,595.73	85.67%
3/1 LIBOR 40/30 Balloon	2	453,261.89	0.25	7.392	664	226,630.95	91.43
3/1 LIBOR Interest Only	20	9,428,394.71	5.12	6.514	727	471,419.74	72.69
5/1 CMT Fully Amortizing	10	3,111,311.14	1.69	6.449	762	311,131.11	81.83
5/1 CMT Interest Only	25	15,667,936.67	8.51	5.995	729	626,717.47	68.43
5/1 LIBOR Fully Amortizing	3	451,234.19	0.25	5.468	707	150,411.40	79.96
5/1 LIBOR 40/30 Balloon	1	189,823.25	0.10	7.250	665	189,823.25	80.00
5/1 LIBOR Interest Only	34	21,444,144.48	11.65	6.280	721	630,710.13	70.44
5/6 LIBOR Fully Amortizing	31	7,309,278.36	3.97	7.073	709	235,783.17	74.81
5/6 LIBOR Interest Only	123	48,044,572.04	26.11	6.591	711	390,606.28	77.43
7/1 CMT Fully Amortizing	11	5,686,123.85	3.09	4.592	750	516,920.35	65.49
7/1 LIBOR Fully Amortizing	4	2,204,862.54	1.20	4.984	700	551,215.64	71.15
7/1 LIBOR Interest Only	5	2,951,354.32	1.60	5.071	766	590,270.86	62.12
7/6 LIBOR Fully Amortizing	64	28,543,962.68	15.51	4.925	764	445,999.42	66.84
7/6 LIBOR Interest Only	60	35,835,889.48	19.47	4.930	748	597,264.82	62.95
Total	406	$184,020,894.03	100.00%

Original Interest Only Terms of the Group 5 Mortgage Loans

Original Interest Only Term (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
0	139	$50,648,602.33	27.52%	5.491%	745	$364,378.43	70.34%
60	96	46,606,128.54	25.33	6.035	726	485,480.51	73.24
84	25	12,035,724.38	6.54	5.051	753	481,428.98	68.18
120	146	74,730,438.78	40.61	6.105	724	511,852.32	69.49
Total	406	$184,020,894.03	100.00%

Remaining Interest Only Terms of the Group 5 Mortgage Loans

Remaining Interest Only Term (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
0	139	$50,648,602.33	27.52%	5.491%	745	$364,378.43	70.34%
16 – 20	9	4,970,932.00	2.70	4.977	747	552,325.78	61.75
26 – 30	3	1,868,167.03	1.02	5.337	664	622,722.34	69.51
31 – 35	43	20,632,300.58	11.21	5.775	724	479,820.94	71.69
36 – 40	37	15,335,437.97	8.33	6.362	719	414,471.30	73.83
41 – 45	29	15,835,015.34	8.61	5.725	755	546,035.01	74.88
66 – 70	10	7,649,806.85	4.16	4.713	751	764,980.69	57.73
71 – 75	13	9,733,650.33	5.29	5.042	739	748,742.33	57.39
76 – 80	8	4,397,130.24	2.39	4.773	761	549,641.28	70.84
86 – 90	2	457,350.17	0.25	6.345	718	228,675.09	80.00
91 – 95	14	5,716,465.17	3.11	6.101	717	408,318.94	74.00
96 – 100	47	23,129,364.09	12.57	6.717	713	492,114.13	73.39
101 – 105	32	14,218,277.22	7.73	6.722	704	444,321.16	73.10
111 – 115	10	5,542,241.92	3.01	6.394	748	554,224.19	72.46
116 – 120	10	3,886,152.79	2.11	6.685	696	388,615.28	73.01
Total	406	$184,020,894.03	100.00%

Prepayment Charge Terms and Types of the Group 5 Mortgage Loans (1)

Prepayment Charge Term and Type (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
None	202	$91,596,554.29	49.78%	5.733%	740	$453,448.29	70.72%
12 – Hard	11	5,071,732.19	2.76	6.696	711	461,066.56	76.40
12 – Soft	1	460,750.00	0.25	7.500	696	460,750.00	95.00
24 – Hard	18	8,869,063.78	4.82	6.621	711	492,725.77	69.35
24 – Soft	3	1,252,475.77	0.68	7.661	700	417,491.92	80.00
30 – Soft	1	431,200.00	0.23	7.500	765	431,200.00	80.00
36 – Hard	34	12,712,837.83	6.91	6.680	700	373,907.00	71.55
36 – Soft	93	39,529,312.34	21.48	6.011	722	425,046.37	73.52
60 – Hard	2	515,742.92	0.28	6.329	642	257,871.46	80.00
60 – Soft	41	23,581,224.91	12.81	4.944	753	575,151.83	62.50
Total	406	$184,020,894.03	100.00%
____________
(1)	The prepayment charge term starts on the date of origination.

Remaining Prepayment Charge Terms of the Group 5 Mortgage Loans

Remaining Prepayment Charge Term (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
None	232	$105,104,626.55	57.12%	5.750%	738	$453,037.18	71.01%
1 – 5	3	5,462,271.85	2.97	6.578	703	1,820,757.28	63.37
6 – 10	64	32,079,573.50	17.43	5.622	729	501,243.34	70.49
11 – 15	59	27,140,394.82	14.75	5.756	737	460,006.69	67.56
16 – 20	34	11,178,399.94	6.07	6.946	704	328,776.47	74.32
21 – 25	1	148,000.00	0.08	8.500	629	148,000.00	80.00
26 – 30	4	412,114.44	0.22	6.972	692	103,028.61	83.36
31 – 35	5	1,776,770.01	0.97	7.332	677	355,354.00	85.30
36 – 40	1	116,200.00	0.06	7.500	762	116,200.00	79.97
41 – 45	3	602,542.92	0.33	6.515	650	200,847.64	78.56
Total	406	$184,020,894.03	100.00%

Gross Margins for the Group 5 Mortgage Loans (1)

Range of Gross Margins (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
1.500 – 1.999	4	$2,548,768.40	1.39%	6.497%	738	$637,192.10	80.00%
2.000 – 2.499	185	85,897,937.72	46.68	5.666	733	464,313.18	70.77
2.500 – 2.999	172	78,729,918.00	42.78	5.810	736	457,732.08	68.58
3.000 – 3.499	15	7,374,146.90	4.01	6.902	711	491,609.79	76.07
3.500 – 3.999	12	4,260,956.16	2.32	6.801	698	355,079.68	79.85
4.000 – 4.499	5	892,461.11	0.48	7.706	689	178,492.22	80.05
4.500 – 4.999	6	2,281,019.77	1.24	6.994	705	380,169.96	78.22
5.000 – 5.499	3	435,687.51	0.24	6.582	773	145,229.17	77.30
5.500 – 5.999	2	1,036,522.29	0.56	6.084	722	518,261.15	76.91
6.000 – 6.499	2	563,476.17	0.31	6.907	731	281,738.09	75.92
Total	406	$184,020,894.03	100.00%
____________
(1)	As of the Cut-off Date, the weighted average Gross Margin of the Group 5 Mortgage Loans was approximately 2.609%.

Months to Initial Adjustment Date for the Group 5 Mortgage Loans

Range of Number of Months to Initial Adjustment Date	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
21 – 30	13	$5,096,104.69	2.77%	6.134%	719	$392,008.05	70.20%
31 – 40	273	123,764,670.09	67.26	5.935	730	453,350.44	70.65
41 – 50	120	55,160,119.25	29.97	5.632	738	459,667.66	70.49
Total	406	$184,020,894.03	100.00%

Maximum Mortgage Rates for the Group 5 Mortgage Loans (1)

Range of Maximum Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
8.500 – 8.999	2	$1,074,944.73	0.58%	3.500%	727	$537,472.37	70.01%
9.000 – 9.499	2	1,100,381.09	0.60	4.288	723	550,190.55	72.60
9.500 – 9.999	28	11,585,278.61	6.30	4.675	756	413,759.95	63.05
10.000 – 10.499	37	18,991,887.87	10.32	4.825	757	513,294.27	67.13
10.500 – 10.999	50	26,517,118.52	14.41	4.957	756	530,342.37	66.24
11.000 – 11.499	56	32,486,907.22	17.65	5.542	736	580,123.34	67.62
11.500 – 11.999	73	35,856,852.64	19.49	6.150	718	491,189.76	71.17
12.000 – 12.499	61	26,893,460.87	14.61	6.514	721	440,876.41	73.54
12.500 – 12.999	49	16,615,778.80	9.03	6.991	717	339,097.53	78.17
13.000 – 13.499	18	6,246,960.00	3.39	7.256	707	347,053.33	77.82
13.500 – 13.999	18	4,703,973.97	2.56	7.745	696	261,331.89	85.26
14.000 – 14.499	2	393,723.15	0.21	8.375	692	196,861.58	83.12
14.500 – 14.999	5	1,078,628.79	0.59	8.639	658	215,725.76	80.00
15.000 – 15.499	3	297,856.39	0.16	9.173	676	99,285.46	82.30
15.500 – 15.999	1	141,196.31	0.08	9.500	620	141,196.31	95.00
16.500 – 16.999	1	35,945.07	0.02	10.750	702	35,945.07	90.00
Total	406	$184,020,894.03	100.00%
____________
(1)	As of the Cut-off Date, the weighted average Maximum Mortgage Rate of the Group 5 Mortgage Loans was approximately 11.449%.

Initial Periodic Rate Caps for the Group 5 Mortgage Loans (1)

Initial Periodic Rate Cap (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
2.000	40	$14,252,385.34	7.74%	6.690%	715	$356,309.63	75.81%
3.000	26	8,019,321.68	4.36	6.563	726	308,435.45	77.54
4.800	1	116,200.00	0.06	7.500	762	116,200.00	79.97
5.000	247	112,623,053.62	61.20	5.933	731	455,963.78	70.71
6.000	92	49,009,933.39	26.63	5.293	739	532,716.67	67.63
Total	406	$184,020,894.03	100.00%
____________
(1)	As of the Cut-off Date, the weighted average Initial Periodic Rate Cap for the Group 5 Mortgage Loans was approximately 4.947%.

Subsequent Periodic Rate Caps for the Group 5 Mortgage Loans (1)

Subsequent Periodic Rate Cap (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
1.000	188	$72,863,086.35	39.60%	5.992%	731	$387,569.61	72.29%
2.000	218	111,157,807.68	60.40	5.757	733	509,898.20	69.47
Total	406	$184,020,894.03	100.00%
____________
(1)	As of the Cut-off Date, the weighted average Subsequent Periodic Rate Cap for the Group 5 Mortgage Loans was approximately 1.604%.

Origination Channels for the Group 5 Mortgage Loans

Origination Channel	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
Mortgage professionals	42	$16,536,237.85	8.99%	6.510%	724	$393,719.95	74.40%
Consumer Direct	33	15,737,402.04	8.55	5.744	739	476,890.97	66.37
Conduit	331	151,747,254.14	82.46	5.789	732	458,450.92	70.61
Total	406	$184,020,894.03	100.00%

Loan Group 6

Mortgage Rates for the Group 6 Mortgage Loans (1)

Range of Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
1.501 – 2.000	1	$569,953.69	0.26%	1.950%	701	$569,953.69	73.36%
4.001 – 4.500	2	1,240,582.56	0.58	4.500	790	620,291.28	73.52
4.501 – 5.000	12	6,620,239.61	3.07	4.799	758	551,686.63	74.65
5.001 – 5.500	24	12,440,508.05	5.77	5.365	739	518,354.50	70.20
5.501 – 6.000	39	19,550,144.78	9.06	5.845	732	501,285.76	70.72
6.001 – 6.500	79	43,831,282.33	20.32	6.381	724	554,826.36	73.33
6.501 – 7.000	168	86,206,072.26	39.97	6.811	712	513,131.38	76.02
7.001 – 7.500	65	33,405,832.85	15.49	7.320	711	513,935.89	73.76
7.501 – 8.000	27	11,711,375.60	5.43	7.741	707	433,754.65	77.89
8.001 – 8.500	1	98,416.36	0.05	8.125	635	98,416.36	79.06
Total	418	$215,674,408.09	100.00%
____________
(1)	As of the Cut-off Date, the weighted average Mortgage Rate of the Group 6 Mortgage Loans was approximately 6.595% per annum.

Current Principal Balances for the Group 6 Mortgage Loans (1)

Range of Current Mortgage Loan Principal Balances ($)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
50,000.01 – 100,000.00	3	$240,443.56	0.11%	7.522%	692	$80,147.85	65.68%
100,000.01 – 150,000.00	11	1,419,606.67	0.66	6.989	714	129,055.15	80.51
150,000.01 – 200,000.00	16	2,925,324.07	1.36	6.951	731	182,832.75	70.14
200,000.01 – 250,000.00	11	2,418,769.24	1.12	6.629	721	219,888.11	76.70
250,000.01 – 300,000.00	17	4,633,949.78	2.15	6.872	698	272,585.28	73.74
300,000.01 – 350,000.00	12	3,859,181.00	1.79	6.601	728	321,598.42	77.12
350,000.01 – 400,000.00	11	4,149,689.72	1.92	6.780	701	377,244.52	75.12
400,000.01 – 450,000.00	63	27,348,188.96	12.68	6.442	715	434,098.24	75.86
450,000.01 – 500,000.00	93	44,475,668.67	20.62	6.638	716	478,233.00	76.33
500,000.01 – 550,000.00	49	25,501,310.58	11.82	6.556	733	520,434.91	76.57
550,000.01 – 600,000.00	40	22,971,438.33	10.65	6.527	721	574,285.96	76.41
600,000.01 – 650,000.00	22	13,883,722.70	6.44	6.646	700	631,078.30	75.48
650,000.01 – 700,000.00	12	8,170,195.66	3.79	6.381	716	680,849.64	75.71
700,000.01 – 750,000.00	11	8,011,329.93	3.71	6.836	724	728,302.72	72.42
750,000.01 – 800,000.00	9	6,933,398.43	3.21	6.349	731	770,377.60	76.05
800,000.01 – 850,000.00	8	6,656,618.98	3.09	6.798	759	832,077.37	66.34
850,000.01 – 900,000.00	6	5,280,696.34	2.45	6.706	690	880,116.06	72.24
900,000.01 – 950,000.00	2	1,821,885.09	0.84	5.999	663	910,942.55	67.71
950,000.01 – 1,000,000.00	15	14,845,137.96	6.88	6.605	716	989,675.86	69.24
1,250,000.01 – 1,500,000.00	6	8,536,712.53	3.96	6.571	741	1,422,785.42	61.54
1,500,000.01 – 1,750,000.00	1	1,591,139.89	0.74	7.125	720	1,591,139.89	70.00
Total	418	$215,674,408.09	100.00%
____________
(1)	As of the Cut-off Date, the average principal balance of the Group 6 Mortgage Loans was approximately $515,967.48.

Original Loan-to-Value Ratios for the Group 6 Mortgage Loans (1)

Range of Original Loan- to-Value Ratios (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
20.01 – 30.00	1	$588,483.27	0.27%	5.625%	805	$588,483.27	27.27%
30.01 – 40.00	2	274,039.56	0.13	5.986	730	137,019.78	35.92
40.01 – 50.00	10	5,097,381.67	2.36	6.400	742	509,738.17	46.72
50.01 – 60.00	19	12,608,712.62	5.85	6.213	732	663,616.45	57.30
60.01 – 70.00	54	35,287,563.17	16.36	6.511	716	653,473.39	66.26
70.01 – 80.00	329	160,713,119.89	74.52	6.653	718	488,489.73	78.49
80.01 – 90.00	2	956,607.91	0.44	7.121	643	478,303.96	84.81
90.01 – 100.00	1	148,500.00	0.07	4.750	768	148,500.00	91.38
Total	418	$215,674,408.09	100.00%
____________
(1)	As of the Cut-off Date, the weighted average original Loan-to-Value Ratio of the Group 6 Mortgage Loans was approximately 74.34%.

Original Term to Stated Maturity for the Group 6 Mortgage Loans

Original Term to Stated Maturity (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
360	418	$215,674,408.09	100.00%	6.595%	719	$515,967.48	74.34%
Total	418	$215,674,408.09	100.00%

Remaining Terms to Stated Maturity for the Group 6 Mortgage Loans (1)

Remaining Terms to Stated Maturity (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
321 – 325	42	$21,694,033.36	10.06%	5.306%	757	$516,524.60	69.98%
326 – 330	7	3,581,101.79	1.66	5.286	745	511,585.97	70.33
341 – 345	99	48,834,506.57	22.64	6.715	715	493,277.84	76.88
346 – 350	242	128,213,868.26	59.45	6.751	714	529,809.37	74.00
351 – 355	28	13,350,898.11	6.19	7.099	712	476,817.79	76.51
Total	418	$215,674,408.09	100.00%
____________
(1)	As of the Cut-off Date, the weighted average remaining term to stated maturity of the Group 6 Mortgage Loans was approximately 345 months.

Geographic Distribution of the Mortgaged Properties for the Group 6 Mortgage Loans

Geographic Area	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
Alabama	2	$709,966.67	0.33%	7.430%	636	$354,983.34	76.53%
Arizona	13	5,313,856.69	2.46	6.518	715	408,758.21	76.31
California	231	123,317,892.85	57.18	6.529	717	533,843.69	75.48
Colorado	5	3,157,070.92	1.46	7.155	740	631,414.18	70.77
Connecticut	5	2,310,336.77	1.07	6.772	739	462,067.35	74.68
District of Columbia	1	513,000.34	0.24	5.875	722	513,000.34	65.01
Florida	23	10,441,005.26	4.84	6.993	715	453,956.75	73.59
Georgia	6	2,550,042.62	1.18	6.680	693	425,007.10	78.71
Idaho	1	455,934.27	0.21	7.125	696	455,934.27	80.00
Illinois	4	2,126,192.14	0.99	6.002	728	531,548.04	75.30
Maryland	12	7,640,115.83	3.54	6.803	747	636,676.32	70.21
Massachusetts	7	2,894,438.58	1.34	6.384	713	413,491.23	70.16
Michigan	6	2,546,213.93	1.18	6.222	716	424,368.99	71.12
Minnesota	6	2,493,336.32	1.16	6.245	701	415,556.05	67.94
Missouri	1	127,065.74	0.06	7.375	802	127,065.74	80.00
Montana	1	461,250.00	0.21	7.250	666	461,250.00	87.86
Nevada	12	4,598,111.84	2.13	6.838	728	383,175.99	77.61
New Hampshire	2	953,998.65	0.44	7.044	694	476,999.33	71.93
New Jersey	5	3,022,464.81	1.40	6.798	747	604,492.96	68.24
New York	18	12,787,537.73	5.93	6.860	720	710,418.76	74.11
North Carolina	4	1,095,058.63	0.51	7.185	700	273,764.66	69.29
Ohio	1	471,078.32	0.22	4.625	777	471,078.32	80.00
Oklahoma	1	825,000.00	0.38	6.625	704	825,000.00	63.46
Oregon	2	657,000.00	0.30	6.250	768	328,500.00	79.99
Pennsylvania	2	1,153,530.18	0.53	6.233	778	576,765.09	68.85
South Carolina	7	6,092,240.27	2.82	6.865	716	870,320.04	64.08
Tennessee	2	273,606.84	0.13	7.346	718	136,803.42	79.90
Texas	3	283,479.39	0.13	7.439	687	94,493.13	67.85
Utah	4	1,284,660.08	0.60	6.870	717	321,165.02	80.00
Virginia	19	9,184,332.04	4.26	6.235	711	483,385.90	75.03
Washington	12	5,934,590.38	2.75	6.504	727	494,549.20	72.40
Total	418	$215,674,408.09	100.00%

Mortgagors’ FICO Credit Scores for the Group 6 Mortgage Loans (1)

Range of FICO Credit Scores	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
621 – 640	21	$10,290,484.48	4.77%	6.908%	630	$490,023.07	71.79%
641 – 660	37	18,498,192.75	8.58	6.690	653	499,951.16	74.90
661 – 680	57	27,147,716.44	12.59	6.769	672	476,275.73	77.87
681 – 700	53	28,625,687.67	13.27	6.744	691	540,107.31	75.66
701 – 720	48	25,425,768.12	11.79	6.641	710	529,703.50	73.18
721 – 740	55	28,174,160.92	13.06	6.643	729	512,257.47	73.38
741 – 760	48	25,734,355.80	11.93	6.364	752	536,132.41	75.63
761 – 780	48	26,231,472.14	12.16	6.556	771	546,489.00	72.41
781 – 800	34	16,860,718.29	7.82	6.248	791	495,903.48	72.90
801 – 820	16	8,522,565.45	3.95	6.156	808	532,660.34	72.04
821 – 840	1	163,286.03	0.08	6.875	825	163,286.03	80.00
Total	418	$215,674,408.09	100.00%
____________
(1)	As of the Cut-off Date, the weighted average FICO Credit Score of the Group 6 Mortgage Loans was approximately 719.

Types of Mortgaged Properties for the Group 6 Mortgage Loans

Property Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
Single Family Residence	265	$134,533,136.08	62.38%	6.629%	717	$507,672.21	74.58%
Planned Unit Development (PUD)	84	45,440,880.18	21.07	6.423	720	540,962.86	72.38
Low-Rise Condominium	27	13,033,866.84	6.04	6.360	723	482,735.81	77.86
Two Family Residence	16	8,272,239.87	3.84	6.912	723	517,014.99	76.43
High-Rise Condominium	6	3,379,112.66	1.57	6.208	718	563,185.44	77.51
Four Family Residence	6	3,997,163.50	1.85	6.987	719	666,193.92	75.19
Three Family Residence	10	5,169,723.25	2.40	7.033	732	516,972.33	72.24
Townhouse	2	925,956.05	0.43	7.064	705	462,978.03	65.61
Condominium Hotel	2	922,329.66	0.43	7.375	763	461,164.83	74.11
Total	418	$215,674,408.09	100.00%

Purposes of the Group 6 Mortgage Loans

Loan Purpose	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
Purchase	220	$107,764,820.05	49.97%	6.569%	726	$489,840.09	77.29%
Refinance (Rate/Term)	102	55,402,830.10	25.69	6.667	712	543,165.00	72.69
Refinance (Cash Out)	96	52,506,757.94	24.35	6.571	714	546,945.40	70.05
Total	418	$215,674,408.09	100.00%

Occupancy Types for the Group 6 Mortgage Loans (1)

Occupancy Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
Primary Residence	362	$189,719,516.38	87.97%	6.527%	718	$524,087.06	74.77%
Second Home	20	8,912,486.84	4.13	7.091	721	445,624.34	72.28
Investment	36	17,042,404.87	7.90	7.091	729	473,400.14	70.68
Total	418	$215,674,408.09	100.00%
____________
(1)	Based upon representations of the related mortgagors at the time of origination.

Loan Documentation Type for the Group 6 Mortgage Loans

Type of Program	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
Full/Alternate	88	$45,326,782.67	21.02%	6.039%	739	$515,077.08	74.54%
Stated Income	224	115,940,783.23	53.76	6.693	714	517,592.78	75.04
No Ratio	43	24,189,206.03	11.22	6.827	710	562,539.68	73.25
No Income/No Asset	32	17,025,085.49	7.89	6.630	703	532,033.92	76.07
No Doc	31	13,192,550.67	6.12	7.173	731	425,566.15	67.36
Total	418	$215,674,408.09	100.00%

Loan Age for the Group 6 Mortgage Loans (1)

Loan Ages (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
6 – 10	43	$21,098,553.61	9.78%	7.011%	717	$490,664.04	77.13%
11 – 15	326	169,300,719.33	78.50	6.736	714	519,327.36	74.64
31 – 35	20	9,998,903.29	4.64	5.378	750	499,945.16	71.15
36 – 40	29	15,276,231.86	7.08	5.255	759	526,766.62	69.29
Total	418	$215,674,408.09	100.00%
____________
(1)	As of the Cut-off Date, the weighted average loan age of the Group 6 Mortgage Loans was approximately 15 months.

Loan Programs for the Group 6 Mortgage Loans

Loan Program	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
5/1 CMT Fully Amortizing	1	$197,047.39	0.09%	6.250%	799	$197,047.39	72.75%
5/1 CMT Interest Only	8	3,412,159.25	1.58	6.522	760	426,519.91	78.59
5/1 LIBOR Fully Amortizing	16	5,723,820.43	2.65	6.477	730	357,738.78	74.55
5/1 LIBOR 40/30 Balloon	1	203,647.73	0.09	6.625	664	203,647.73	73.74
5/1 LIBOR Interest Only	162	94,038,978.53	43.60	6.702	720	580,487.52	74.72
5/6 LIBOR Fully Amortizing	26	9,134,805.95	4.24	7.003	690	351,338.69	70.40
5/6 LIBOR 40/30 Balloon	4	1,284,312.34	0.60	6.977	732	321,078.09	79.98
5/6 LIBOR Interest Only	151	76,404,501.32	35.43	6.848	706	505,990.07	75.49
7/1 CMT Fully Amortizing	4	1,891,528.30	0.88	5.246	768	472,882.08	61.76
7/1 CMT Interest Only	4	2,558,168.38	1.19	4.813	775	639,542.10	78.91
7/1 LIBOR Fully Amortizing	4	3,068,718.84	1.42	5.084	744	767,179.71	71.65
7/1 LIBOR Interest Only	24	11,694,017.29	5.42	5.414	760	487,250.72	68.86
7/6 LIBOR Fully Amortizing	1	172,411.90	0.08	5.750	819	172,411.90	46.75
7/6 LIBOR Interest Only	12	5,890,290.44	2.73	5.417	736	490,857.54	70.99
Total	418	$215,674,408.09	100.00%

Original Interest Only Terms of the Group 6 Mortgage Loans

Original Interest Only Term (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
0	57	$21,676,292.88	10.05%	6.417%	719	$380,285.84	71.35%
12	1	763,000.00	0.35	4.500	803	763,000.00	79.56
60	89	50,493,966.56	23.41	6.557	727	567,347.94	73.51
84	19	8,771,748.39	4.07	5.341	751	461,670.97	69.78
120	252	133,969,400.26	62.12	6.732	713	531,624.60	75.41
Total	418	$215,674,408.09	100.00%

Remaining Interest Only Terms of the Group 6 Mortgage Loans

Remaining Interest Only Term (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
0	58	$22,439,292.88	10.40%	6.352%	722	$386,884.36	71.63%
21 – 25	5	2,579,152.44	1.20	5.560	743	515,830.49	68.20
26 – 30	2	882,000.00	0.41	4.977	747	441,000.00	70.07
41 – 45	13	6,632,943.87	3.08	6.213	726	510,226.45	72.70
46 – 50	83	46,378,892.73	21.50	6.433	731	558,781.84	73.05
51 – 55	5	2,792,725.91	1.29	7.028	721	558,545.18	77.35
81 – 85	10	5,781,314.54	2.68	5.297	773	578,131.45	74.55
86 – 90	3	1,365,260.74	0.63	5.784	709	455,086.91	61.31
101 – 105	76	39,705,002.35	18.41	6.751	715	522,434.24	77.39
106 – 110	143	77,650,804.64	36.00	6.795	709	543,012.62	74.64
111 – 115	20	9,467,017.99	4.39	7.145	709	473,350.90	75.96
Total	418	$215,674,408.09	100.00%

Prepayment Charge Terms and Types of the Group 6 Mortgage Loans (1)

Prepayment Charge Term and Type (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
None	315	$171,512,595.38	79.52%	6.540%	721	$544,484.43	74.28%
6 – Hard	3	1,794,820.25	0.83	6.840	714	598,273.42	77.63
7 – Hard	3	1,068,799.94	0.50	6.993	722	356,266.65	78.09
12 – Hard	14	6,514,184.51	3.02	6.939	704	465,298.89	76.13
12 – Soft	1	375,504.93	0.17	5.500	662	375,504.93	80.00
36 – Hard	19	6,146,664.27	2.85	6.901	706	323,508.65	68.39
36 – Soft	62	27,844,314.02	12.91	6.781	715	449,101.84	75.49
60 – Soft	1	417,524.79	0.19	5.750	724	417,524.79	56.97
Total	418	$215,674,408.09	100.00%
____________
(1)	The prepayment charge term starts on the date of origination.

Remaining Prepayment Charge Terms of the Group 6 Mortgage Loans

Remaining Prepayment Charge Term (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
None	331	$178,157,288.61	82.60%	6.549%	720	$538,239.54	74.34%
1 – 5	10	5,665,615.15	2.63	6.398	731	566,561.52	76.24
21 – 25	69	28,425,482.32	13.18	6.846	710	411,963.51	73.46
26 – 30	8	3,426,022.01	1.59	7.208	711	428,252.75	79.03
Total	418	$215,674,408.09	100.00%

Gross Margins for the Group 6 Mortgage Loans (1)

Range of Gross Margins (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
1.500 – 1.999	9	$4,006,341.21	1.86%	6.387%	732	$445,149.02	75.87%
2.000 – 2.499	352	183,711,178.58	85.18	6.615	720	521,906.76	74.52
2.500 – 2.999	36	18,362,260.60	8.51	6.176	720	510,062.79	71.90
3.000 – 3.499	14	6,799,719.40	3.15	6.954	691	485,694.24	75.16
3.500 – 3.999	1	293,588.97	0.14	6.625	726	293,588.97	60.00
5.000 – 5.499	5	1,993,379.66	0.92	7.634	728	398,675.93	75.40
6.000 – 6.499	1	507,939.67	0.24	7.125	720	507,939.67	80.00
Total	418	$215,674,408.09	100.00%
____________
(1)	As of the Cut-off Date, the weighted average Gross Margin of the Group 6 Mortgage Loans was approximately 2.352%.

Months to Initial Adjustment Date for the Group 6 Mortgage Loans

Range of Number of Months to Initial Adjustment Date	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
41 – 50	390	$202,323,509.98	93.81%	6.562%	720	$518,778.23	74.20%
51 – 60	28	13,350,898.11	6.19	7.099	712	476,817.79	76.51
Total	418	$215,674,408.09	100.00%

Maximum Mortgage Rates for the Group 6 Mortgage Loans (1)

Range of Maximum Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
6.500 – 6.999	1	$569,953.69	0.26%	1.950%	701	$569,953.69	73.36%
9.500 – 9.999	8	4,861,444.48	2.25	4.654	765	607,680.56	72.92
10.000 – 10.499	16	8,286,659.57	3.84	5.240	747	517,916.22	73.42
10.500 – 10.999	27	14,953,454.89	6.93	5.600	735	553,831.66	68.74
11.000 – 11.499	48	25,678,254.18	11.91	6.202	725	534,963.63	73.18
11.500 – 11.999	82	44,641,935.29	20.70	6.581	726	544,413.85	73.48
12.000 – 12.499	47	21,622,342.79	10.03	6.872	711	460,049.85	73.11
12.500 – 12.999	118	60,308,705.88	27.96	6.884	712	511,090.73	76.18
13.000 – 13.499	48	23,969,219.61	11.11	7.182	707	499,358.74	76.73
13.500 – 13.999	21	9,848,695.84	4.57	7.616	695	468,985.52	76.97
14.000 – 14.499	2	933,741.87	0.43	8.000	691	466,870.94	75.00
Total	418	$215,674,408.09	100.00%
____________
(1)	As of the Cut-off Date, the weighted average Maximum Mortgage Rate of the Group 6 Mortgage Loans was approximately 12.053%.

Initial Periodic Rate Caps for the Group 6 Mortgage Loans (1)

Initial Periodic Rate Cap (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
2.000	4	$954,119.71	0.44%	6.155%	753	$238,529.93	72.61%
3.000	7	2,800,488.00	1.30	6.508	688	400,069.71	76.53
5.000	230	120,299,328.73	55.78	6.418	726	523,040.56	73.04
6.000	177	91,620,471.65	42.48	6.834	710	517,629.78	76.02
Total	418	$215,674,408.09	100.00%
____________
(1)	As of the Cut-off Date, the weighted average Initial Periodic Rate Cap for the Group 6 Mortgage Loans was approximately 5.386%.

Subsequent Periodic Rate Cap for the Group 6 Mortgage Loans (1)

Subsequent Periodic Rate Cap (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
1.000	88	$39,969,620.60	18.53%	6.783%	700	$454,200.23	73.41%
2.000	330	175,704,787.49	81.47	6.552	723	532,438.75	74.56
Total	418	$215,674,408.09	100.00%
____________
(1)	As of the Cut-off Date, the weighted average Subsequent Periodic Rate Cap for the Group 6 Mortgage Loans was approximately 1.815%.

Origination Channels for the Group 6 Mortgage Loans

Origination Channel	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
Mortgage professionals	129	$66,388,368.78	30.78%	6.779%	712	$514,638.52	75.55%
Consumer Direct	1	486,500.00	0.23	6.500	816	486,500.00	73.71
Conduit	288	148,799,539.31	68.99	6.513	722	516,665.07	73.81
Total	418	$215,674,408.09	100.00%

Loan Group 7

Mortgage Rates for the Group 7 Mortgage Loans (1)

Range of Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
4.001 – 4.500	1	$569,600.00	0.28%	4.500%	790	$569,600.00	80.00%
4.501 – 5.000	6	3,897,138.42	1.93	4.949	739	649,523.07	64.62
5.001 – 5.500	14	8,355,006.85	4.14	5.355	721	596,786.20	70.48
5.501 – 6.000	52	25,562,723.11	12.66	5.844	733	491,590.83	74.34
6.001 – 6.500	83	51,137,362.84	25.32	6.330	718	616,112.81	73.87
6.501 – 7.000	75	44,797,707.08	22.18	6.824	713	597,302.76	73.33
7.001 – 7.500	67	37,933,714.16	18.78	7.299	696	566,174.84	75.18
7.501 – 8.000	37	18,286,170.48	9.05	7.742	686	494,220.82	82.56
8.001 – 8.500	15	7,761,486.49	3.84	8.338	693	517,432.43	83.51
8.501 – 9.000	7	2,658,564.00	1.32	8.677	667	379,794.86	87.27
9.001 – 9.500	1	443,142.56	0.22	9.125	666	443,142.56	95.00
9.501 – 10.000	3	548,298.06	0.27	9.625	635	182,766.02	91.34
Total	361	$201,950,914.05	100.00%
____________
(1)	As of the Cut-off Date, the weighted average Mortgage Rate of the Group 7 Mortgage Loans was approximately 6.739% per annum.

Current Principal Balances for the Group 7 Mortgage Loans (1)

Range of Current Mortgage Loan Principal Balances ($)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
0.01 – 50,000.00	5	$182,400.00	0.09%	6.625%	637	$36,480.00	80.00%
50,000.01 – 100,000.00	1	97,392.85	0.05	6.000	658	97,392.85	73.19
100,000.01 – 150,000.00	5	680,513.69	0.34	7.674	684	136,102.74	86.30
150,000.01 – 200,000.00	7	1,245,564.45	0.62	7.174	681	177,937.78	81.48
200,000.01 – 250,000.00	9	2,060,721.60	1.02	7.537	682	228,969.07	74.51
250,000.01 – 300,000.00	8	2,146,263.29	1.06	6.621	714	268,282.91	72.17
300,000.01 – 350,000.00	9	2,893,248.24	1.43	6.153	699	321,472.03	76.35
350,000.01 – 400,000.00	8	3,103,803.43	1.54	6.567	706	387,975.43	75.60
400,000.01 – 450,000.00	44	19,157,930.64	9.49	7.261	688	435,407.51	79.83
450,000.01 – 500,000.00	88	42,194,611.92	20.89	6.894	695	479,484.23	80.20
500,000.01 – 550,000.00	43	22,579,695.24	11.18	6.659	713	525,109.19	75.93
550,000.01 – 600,000.00	23	13,268,042.23	6.57	6.473	713	576,871.40	76.44
600,000.01 – 650,000.00	27	16,969,628.19	8.40	6.387	728	628,504.75	73.64
650,000.01 – 700,000.00	17	11,495,522.47	5.69	6.684	718	676,207.20	78.23
700,000.01 – 750,000.00	20	14,764,235.42	7.31	6.663	726	738,211.77	73.71
750,000.01 – 800,000.00	8	6,225,968.27	3.08	6.314	726	778,246.03	71.64
800,000.01 – 850,000.00	5	4,134,887.41	2.05	6.619	765	826,977.48	63.04
850,000.01 – 900,000.00	4	3,547,867.95	1.76	6.657	718	886,966.99	72.35
900,000.01 – 950,000.00	3	2,791,500.00	1.38	7.289	706	930,500.00	72.12
950,000.01 –1,000,000.00	15	14,855,810.74	7.36	6.771	703	990,387.38	69.79
1,000,000.01 – 1,250,000.00	2	2,368,805.49	1.17	5.892	741	1,184,402.75	80.00
1,250,000.01 – 1,500,000.00	8	10,822,500.53	5.36	6.584	704	1,352,812.57	65.24
2,000,000.01 – 2,250,000.00	1	2,112,500.00	1.05	7.500	798	2,112,500.00	65.00
2,250,000.01 – 2,500,000.00	1	2,251,500.00	1.11	6.625	776	2,251,500.00	54.91
Total	361	$201,950,914.05	100.00%
____________
(1)	As of the Cut-off Date, the average principal balance of the Group 7 Mortgage Loans was approximately $559,420.81.

Original Loan-to-Value Ratios for the Group 7 Mortgage Loans (1)

Range of Original Loan- to-Value Ratios (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
40.01 – 50.00	5	$3,919,000.00	1.94%	6.361%	690	$783,800.00	46.78%
50.01 – 60.00	25	17,650,483.25	8.74	6.307	733	706,019.33	56.75
60.01 – 70.00	45	30,974,156.57	15.34	6.663	719	688,314.59	66.31
70.01 – 80.00	238	129,357,769.51	64.05	6.689	710	543,520.04	78.26
80.01 – 90.00	25	10,878,828.90	5.39	7.435	684	435,153.16	87.39
90.01 – 100.00	23	9,170,675.82	4.54	7.862	679	398,725.04	94.89
Total	361	$201,950,914.05	100.00%
____________
(1)	As of the Cut-off Date, the weighted average original Loan-to-Value Ratio of the Group 7 Mortgage Loans was approximately 75.18%.

Original Term to Stated Maturity for the Group 7 Mortgage Loans

Original Term to Stated Maturity (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
360	361	$201,950,914.05	100.00%	6.739%	711	$559,420.81	75.18%
Total	361	$201,950,914.05	100.00%

Remaining Terms to Stated Maturity for the Group 7 Mortgage Loans (1)

Remaining Terms to Stated Maturity (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
296 – 300	1	$579,942.37	0.29%	4.800%	712	$579,942.37	71.79%
306 – 310	1	720,573.36	0.36	5.125	800	720,573.36	58.71
326 – 330	10	5,124,321.78	2.54	5.240	757	512,432.18	68.91
331 – 335	13	4,294,082.48	2.13	5.680	702	330,314.04	71.22
336 – 340	13	8,125,935.94	4.02	6.117	737	625,072.00	72.75
341 – 345	3	2,527,867.95	1.25	6.724	750	842,622.65	70.33
351 – 355	103	53,916,039.85	26.70	6.337	722	523,456.70	75.69
356 – 360	217	126,662,150.32	62.72	7.065	701	583,696.55	75.72
Total	361	$201,950,914.05	100.00%
____________
(1)	As of the Cut-off Date, the weighted average remaining term to stated maturity of the Group 7 Mortgage Loans was approximately 353 months.

Geographic Distribution of the Mortgaged Properties for the Group 7 Mortgage Loans

Geographic Area	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
Arizona	14	$8,549,973.96	4.23%	6.820%	725	$610,712.43	75.37%
California	209	120,075,571.38	59.46	6.604	713	574,524.26	74.66
Colorado	5	2,065,605.26	1.02	7.175	702	413,121.05	84.58
District of Columbia	1	448,498.88	0.22	8.500	694	448,498.88	80.00
Florida	26	15,222,206.05	7.54	7.042	711	585,469.46	73.99
Hawaii	6	3,145,073.05	1.56	6.581	711	524,178.84	69.56
Idaho	1	750,000.00	0.37	7.000	696	750,000.00	62.50
Illinois	3	979,205.08	0.48	7.845	675	326,401.69	79.24
Maryland	8	4,467,308.68	2.21	6.881	700	558,413.59	82.10
Massachusetts	3	1,370,942.16	0.68	6.479	710	456,980.72	78.12
Michigan	3	2,097,392.85	1.04	6.954	733	699,130.95	69.17
Minnesota	2	1,368,203.76	0.68	6.850	768	684,101.88	70.44
Mississippi	1	137,626.48	0.07	7.875	669	137,626.48	95.00
Missouri	1	518,515.39	0.26	6.625	700	518,515.39	80.00
Montana	1	445,463.89	0.22	7.750	742	445,463.89	80.00
Nevada	10	6,440,851.20	3.19	6.668	709	644,085.12	77.17
New Jersey	10	4,793,496.53	2.37	7.170	695	479,349.65	80.16
New York	22	12,988,357.34	6.43	6.851	694	590,379.88	74.36
North Carolina	3	1,892,782.56	0.94	6.746	739	630,927.52	75.13
Oregon	5	2,930,395.71	1.45	6.884	741	586,079.14	75.37
Pennsylvania	1	880,000.00	0.44	6.500	664	880,000.00	80.00
South Carolina	1	116,000.00	0.06	6.625	777	116,000.00	80.00
Texas	9	1,972,281.86	0.98	7.541	718	219,142.43	79.52
Utah	1	463,164.25	0.23	6.125	654	463,164.25	80.00
Virginia	6	3,252,000.00	1.61	6.628	692	542,000.00	75.62
Washington	9	4,579,997.73	2.27	7.358	674	508,888.64	78.35
Total	361	$201,950,914.05	100.00%

Mortgagors’ FICO Credit Scores for the Group 7 Mortgage Loans (1)

Range of FICO Credit Scores	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
621 – 640	30	$10,743,856.89	5.32%	7.238%	631	$358,128.56	78.29%
641 – 660	41	20,811,580.27	10.31	7.108	652	507,599.52	75.83
661 – 680	53	27,467,381.48	13.60	6.930	671	518,252.48	78.84
681 – 700	53	33,720,537.75	16.70	6.836	691	636,236.56	74.15
701 – 720	53	28,858,081.91	14.29	6.898	710	544,492.11	75.43
721 – 740	41	23,851,015.05	11.81	6.631	731	581,732.07	75.32
741 – 760	40	22,101,468.86	10.94	6.267	750	552,536.72	75.62
761 – 780	25	17,347,261.61	8.59	6.406	771	693,890.46	72.97
781 – 800	20	13,812,264.95	6.84	6.337	793	690,613.25	70.05
801 – 820	5	3,237,465.28	1.60	6.173	809	647,493.06	67.97
Total	361	$201,950,914.05	100.00%
____________
(1)	As of the Cut-off Date, the weighted average FICO Credit Score of the Group 7 Mortgage Loans was approximately 711.

Types of Mortgaged Properties for the Group 7 Mortgage Loans

Property Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
Single Family Residence	217	$119,743,608.49	59.29%	6.710%	712	$551,813.86	75.74%
Planned Unit Development (PUD)	75	45,873,404.22	22.72	6.699	717	611,645.39	73.93
Low-Rise Condominium	31	15,196,249.80	7.52	6.742	695	490,201.61	73.12
Two Family Residence	23	13,015,943.41	6.45	6.905	690	565,910.58	75.66
High-Rise Condominium	5	2,389,420.45	1.18	7.573	700	477,884.09	85.00
Four Family Residence	4	2,742,592.27	1.36	6.408	751	685,648.07	67.28
Three Family Residence	4	1,964,493.41	0.97	7.481	691	491,123.35	76.01
Townhouse	2	1,025,202.00	0.51	7.233	696	512,601.00	87.16
Total	361	$201,950,914.05	100.00%

Purposes of the Group 7 Mortgage Loans

Loan Purpose	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
Purchase	116	$65,627,741.37	32.50%	6.595%	715	$565,756.39	79.31%
Refinance (Rate/Term)	109	57,357,425.40	28.40	6.706	706	526,214.91	75.54
Refinance (Cash Out)	136	78,965,747.28	39.10	6.883	710	580,630.49	71.50
Total	361	$201,950,914.05	100.00%

Occupancy Types for the Group 7 Mortgage Loans (1)

Occupancy Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
Primary Residence	306	$170,787,491.77	84.57%	6.657%	710	$558,129.06	76.27%
Second Home	8	4,648,801.97	2.30	7.118	705	581,100.25	68.17
Investment	47	26,514,620.31	13.13	7.199	712	564,140.86	69.41
Total	361	$201,950,914.05	100.00%
____________
(1)	Based upon representations of the related mortgagors at the time of origination.

Loan Documentation Type for the Group 7 Mortgage Loans

Type of Program	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
Full/Alternate	71	$38,115,228.29	18.87%	6.383%	714	$536,834.20	77.45%
Fast Forward	2	1,444,400.00	0.72	6.627	757	722,200.00	76.65
Stated Income	210	116,631,870.02	57.75	6.715	709	555,389.86	75.86
No Ratio	34	21,984,657.75	10.89	7.204	718	646,607.58	73.27
No Income/No Asset	16	8,146,002.92	4.03	7.022	696	509,125.18	72.46
No Doc	28	15,628,755.07	7.74	6.992	710	558,169.82	68.58
Total	361	$201,950,914.05	100.00%

Loan Age for the Group 7 Mortgage Loans (1)

Loan Ages (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
1 – 5	228	$131,600,293.67	65.16%	7.089%	700	$577,194.27	75.92%
6 – 10	92	48,977,896.50	24.25	6.199	726	532,368.44	75.14
16 – 20	5	3,851,498.51	1.91	6.651	740	770,299.70	73.25
21 – 25	16	6,984,705.38	3.46	6.055	738	436,544.09	71.79
26 – 30	9	4,684,965.04	2.32	5.652	703	520,551.67	71.37
31 – 35	9	4,551,039.22	2.25	5.176	765	505,671.02	68.12
51 – 55	1	720,573.36	0.36	5.125	800	720,573.36	58.71
61 – 65	1	579,942.37	0.29	4.800	712	579,942.37	71.79
Total	361	$201,950,914.05	100.00%
____________
(1)	As of the Cut-off Date, the weighted average loan age of the Group 7 Mortgage Loans was approximately 7 months.

Loan Programs for the Group 7 Mortgage Loans

Loan Program	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
5/1 LIBOR Fully Amortizing	16	$7,924,736.32	3.92%	7.384%	698	$495,296.02	83.15%
5/1 LIBOR 40/30 Balloon	28	8,317,979.63	4.12	7.437	691	297,070.70	79.46
5/1 LIBOR Interest Only	228	139,920,371.37	69.28	6.896	706	613,685.84	75.28
5/6 LIBOR Fully Amortizing	7	3,940,930.55	1.95	5.994	730	562,990.08	68.25
5/6 LIBOR Interest Only	41	20,474,172.30	10.14	6.236	719	499,370.06	75.67
7/1 CMT Fully Amortizing	1	618,203.76	0.31	5.000	800	618,203.76	64.90
7/1 CMT Interest Only	1	179,789.25	0.09	5.375	712	179,789.25	79.96
7/1 LIBOR Fully Amortizing	1	956,477.71	0.47	5.500	679	956,477.71	67.76
7/1 LIBOR Interest Only	12	6,872,185.87	3.40	6.001	750	572,682.16	75.70
7/6 LIBOR Fully Amortizing	2	340,492.19	0.17	5.822	750	170,246.10	59.32
7/6 LIBOR Interest Only	22	11,105,059.37	5.50	5.889	729	504,775.43	69.17
10/1 CMT Interest Only	1	579,942.37	0.29	4.800	712	579,942.37	71.79
10/6 LIBOR Fully Amortizing	1	720,573.36	0.36	5.125	800	720,573.36	58.71
Total	361	$201,950,914.05	100.00%

Original Interest Only Terms of the Group 7 Mortgage Loans

Original Interest Only Term (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
0	56	$22,819,393.52	11.30%	6.925%	707	$407,489.17	76.96%
60	41	23,794,340.08	11.78	6.039	734	580,349.76	75.27
84	18	6,488,950.24	3.21	5.798	739	360,497.24	73.41
120	246	148,848,230.21	73.71	6.863	706	605,074.11	74.97
Total	361	$201,950,914.05	100.00%

Remaining Interest Only Terms of the Group 7 Mortgage Loans

Remaining Interest Only Term (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
0	56	$22,819,393.52	11.30%	6.925%	707	$407,489.17	76.96%
26 – 30	1	569,600.00	0.28	4.500	790	569,600.00	80.00
31 – 35	1	1,129,978.90	0.56	5.500	682	1,129,978.90	80.00
51 – 55	45	24,684,965.16	12.22	6.012	736	548,554.78	73.99
56 – 60	8	1,430,661.94	0.71	5.570	713	178,832.74	73.34
61 – 65	4	2,180,158.74	1.08	6.053	749	545,039.69	78.95
66 – 70	1	867,867.95	0.43	6.625	734	867,867.95	80.00
86 – 90	4	2,166,778.65	1.07	5.517	748	541,694.66	68.31
91 – 95	3	1,794,846.14	0.89	5.878	706	598,282.05	69.59
96 – 100	6	4,346,880.56	2.15	6.315	740	724,480.09	71.13
101 – 105	2	1,660,000.00	0.82	6.776	758	830,000.00	65.28
111 – 115	53	26,260,517.85	13.00	6.492	712	495,481.47	77.15
116 – 120	177	112,039,264.64	55.48	7.025	702	632,990.20	74.99
Total	361	$201,950,914.05	100.00%

Prepayment Charge Terms and Types of the Group 7 Mortgage Loans (1)

Prepayment Charge Term and Type (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
None	177	$106,318,321.33	52.65%	6.606%	723	$600,668.48	74.60%
6 – Hard	2	987,199.49	0.49	6.316	693	493,599.75	80.00
7 – Hard	1	580,000.00	0.29	6.500	645	580,000.00	80.00
12 – Hard	67	37,201,160.77	18.42	7.079	689	555,241.21	75.61
12 – Soft	2	57,600.00	0.03	6.625	637	28,800.00	80.00
24 – Hard	17	8,252,883.10	4.09	7.181	687	485,463.71	78.13
24 – Soft	1	573,282.56	0.28	5.750	692	573,282.56	75.23
36 – Hard	74	35,874,178.95	17.76	6.906	696	484,786.20	77.19
36 – Soft	16	10,355,441.73	5.13	6.207	731	647,215.11	70.70
60 – Soft	4	1,750,846.12	0.87	5.842	751	437,711.53	68.50
Total	361	$201,950,914.05	100.00%
____________
(1)	The prepayment charge term starts on the date of origination.

Remaining Prepayment Charge Terms of the Group 7 Mortgage Loans

Remaining Prepayment Charge Term (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
None	188	$110,011,776.74	54.47%	6.579%	722	$585,169.03	74.42%
1 – 5	5	2,310,515.00	1.14	6.380	714	462,103.00	71.75
6 – 10	60	34,602,318.09	17.13	7.152	687	576,705.30	76.30
11 – 15	3	2,063,668.93	1.02	6.229	745	687,889.64	73.47
16 – 20	6	3,788,962.97	1.88	7.022	716	631,493.83	75.39
21 – 25	14	6,863,633.10	3.40	7.057	693	490,259.51	76.51
26 – 30	20	10,768,728.83	5.33	6.177	709	538,436.44	74.52
31 – 35	63	30,539,310.39	15.12	7.027	695	484,750.96	77.29
36 – 40	2	1,002,000.00	0.50	5.937	743	501,000.00	64.66
Total	361	$201,950,914.05	100.00%

Gross Margins for the Group 7 Mortgage Loans (1)

Range of Gross Margins (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
1.500 – 1.999	2	$1,008,712.95	0.50%	6.058%	726	$504,356.48	73.72%
2.000 – 2.499	87	50,653,826.03	25.08	6.112	735	582,227.89	74.29
2.500 – 2.999	247	139,349,495.76	69.00	6.907	704	564,168.00	74.58
3.000 – 3.499	7	3,648,657.28	1.81	6.653	692	521,236.75	76.43
3.500 – 3.999	11	4,724,830.84	2.34	7.728	690	429,530.08	91.83
4.000 – 4.499	7	2,565,391.19	1.27	8.565	651	366,484.46	93.52
Total	361	$201,950,914.05	100.00%
____________
(1)	As of the Cut-off Date, the weighted average Gross Margin of the Group 7 Mortgage Loans was approximately 2.665%.

Months to Initial Adjustment Date for the Group 7 Mortgage Loans

Range of Number of Months to Initial Adjustment Date	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
51 – 60	345	$190,975,856.39	94.57%	6.770%	709	$553,553.21	75.42%
61 – 70	16	10,975,057.66	5.43	6.196	744	685,941.10	71.01
Total	361	$201,950,914.05	100.00%

Maximum Mortgage Rates for the Group 7 Mortgage Loans (1)

Range of Maximum Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
9.500 – 9.999	1	$569,600.00	0.28%	4.500%	790	$569,600.00	80.00%
10.000 – 10.499	11	5,773,084.55	2.86	5.176	729	524,825.87	70.95
10.500 – 10.999	32	18,397,793.43	9.11	5.709	730	574,931.04	72.88
11.000 – 11.499	58	34,570,571.02	17.12	6.147	733	596,044.33	74.12
11.500 – 11.999	77	46,104,331.01	22.83	6.569	709	598,757.55	74.31
12.000 – 12.499	87	51,012,710.76	25.26	7.010	702	586,353.00	73.21
12.500 – 12.999	65	31,923,324.58	15.81	7.408	698	491,128.07	78.65
13.000 – 13.499	15	7,796,291.48	3.86	8.124	691	519,752.77	83.38
13.500 – 13.999	11	4,811,766.60	2.38	8.598	680	437,433.33	85.49
14.000 – 14.499	1	443,142.56	0.22	9.125	666	443,142.56	95.00
14.500 – 14.999	3	548,298.06	0.27	9.625	635	182,766.02	91.34
Total	361	$201,950,914.05	100.00%
____________
(1)	As of the Cut-off Date, the weighted average Maximum Mortgage Rate of the Group 7 Mortgage Loans was approximately 11.866%.

Initial Periodic Rate Caps for the Group 7 Mortgage Loans (1)

Initial Periodic Rate Cap (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
2.000	1	$328,000.00	0.16%	6.375%	714	$328,000.00	80.00%
3.000	19	7,843,984.24	3.88	5.953	719	412,841.28	71.19
5.000	317	179,314,891.47	88.79	6.809	709	565,662.12	75.57
6.000	24	14,464,038.34	7.16	6.311	724	602,668.26	72.46
Total	361	$201,950,914.05	100.00%
____________
(1)	As of the Cut-off Date, the weighted average Initial Periodic Rate Cap for the Group 7 Mortgage Loans was approximately 4.989%.

Subsequent Periodic Rate Cap for the Group 7 Mortgage Loans (1)

Subsequent Periodic Rate Cap (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
1.000	44	$19,943,171.82	9.88%	5.954%	723	$453,253.91	71.90%
2.000	317	182,007,742.23	90.12	6.825	709	574,156.92	75.54
Total	361	$201,950,914.05	100.00%
____________
(1)	As of the Cut-off Date, the weighted average Subsequent Periodic Rate Cap for the Group 7 Mortgage Loans was approximately 1.901%.

Origination Channels for the Group 7 Mortgage Loans

Origination Channel	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
Mortgage professionals	269	$153,291,128.93	75.91%	6.949%	703	$569,855.50	76.06%
Consumer Direct	19	11,005,964.44	5.45	6.343	706	579,261.29	70.31
Conduit	73	37,653,820.68	18.65	5.998	742	515,805.76	73.02
Total	361	$201,950,914.05	100.00%

Loan Group 8

Mortgage Rates for the Group 8 Mortgage Loans (1)

Range of Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
4.001 – 4.500	1	$388,337.45	0.15%	4.375%	800	$388,337.45	75.00%
4.501 – 5.000	27	16,848,136.62	6.48	4.874	776	624,005.06	60.67
5.001 – 5.500	30	18,479,028.49	7.11	5.310	742	615,967.62	68.79
5.501 – 6.000	58	31,927,806.18	12.28	5.855	751	550,479.42	71.90
6.001 – 6.500	134	90,062,007.00	34.64	6.358	749	672,104.53	70.98
6.501 – 7.000	132	79,223,893.56	30.47	6.780	737	600,181.01	71.32
7.001 – 7.500	33	19,372,484.79	7.45	7.290	716	587,044.99	74.82
7.501 – 8.000	5	3,597,371.00	1.38	7.904	695	719,474.20	72.65
8.001 – 8.500	2	132,016.01	0.05	8.500	728	66,008.01	87.08
Total	422	$260,031,081.10	100.00%
____________
(1)	As of the Cut-off Date, the weighted average Mortgage Rate of the Group 8 Mortgage Loans was approximately 6.343% per annum.

Current Principal Balances for the Group 8 Mortgage Loans (1)

Range of Current Mortgage Loan Principal Balances ($)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
0.01 – 50,000.00	1	$40,462.18	0.02%	7.500%	663	$40,462.18	80.00%
50,000.01 – 100,000.00	5	368,730.19	0.14	7.305	710	73,746.04	72.83
100,000.01 – 150,000.00	3	399,422.62	0.15	6.200	742	133,140.87	58.27
150,000.01 – 200,000.00	8	1,425,045.32	0.55	6.130	724	178,130.67	72.12
200,000.01 – 250,000.00	17	3,880,517.33	1.49	6.508	734	228,265.73	74.55
250,000.01 – 300,000.00	7	1,922,346.99	0.74	6.264	748	274,621.00	68.02
300,000.01 – 350,000.00	5	1,655,721.98	0.64	6.769	730	331,144.40	80.00
350,000.01 – 400,000.00	12	4,478,078.61	1.72	6.226	736	373,173.22	73.13
400,000.01 – 450,000.00	40	17,459,118.98	6.71	6.246	748	436,477.97	70.93
450,000.01 – 500,000.00	55	26,366,957.28	10.14	6.465	740	479,399.22	74.57
500,000.01 – 550,000.00	51	26,860,827.02	10.33	6.162	743	526,682.88	72.88
550,000.01 – 600,000.00	56	32,281,472.45	12.41	6.333	737	576,454.87	71.57
600,000.01 – 650,000.00	34	21,468,395.96	8.26	6.220	743	631,423.41	71.03
650,000.01 – 700,000.00	20	13,577,021.17	5.22	6.480	722	678,851.06	67.24
700,000.01 – 750,000.00	24	17,522,685.81	6.74	6.489	742	730,111.91	70.33
750,000.01 – 800,000.00	16	12,385,238.49	4.76	6.519	756	774,077.41	68.99
800,000.01 – 850,000.00	8	6,553,931.28	2.52	6.422	774	819,241.41	69.94
850,000.01 – 900,000.00	8	7,020,938.30	2.70	6.057	773	877,617.29	68.17
900,000.01 – 950,000.00	10	9,264,519.31	3.56	5.913	753	926,451.93	69.43
950,000.01 – 1,000,000.00	14	13,811,619.08	5.31	6.412	754	986,544.22	70.51
1,000,000.01 – 1,250,000.00	11	12,462,438.95	4.79	6.457	755	1,132,949.00	69.32
1,250,000.01 – 1,500,000.00	10	14,021,600.41	5.39	6.293	740	1,402,160.04	65.52
1,500,000.01 – 1,750,000.00	2	3,383,248.51	1.30	6.311	760	1,691,624.26	74.91
1,750,000.01 – 2,000,000.00	3	5,715,242.88	2.20	6.416	722	1,905,080.96	65.03
2,000,000.01 – 2,250,000.00	1	2,065,500.00	0.79	6.625	774	2,065,500.00	64.65
3,500,000.01 – 3,750,000.00	1	3,640,000.00	1.40	6.875	711	3,640,000.00	70.00
Total	422	$260,031,081.10	100.00%
____________
(1)	As of the Cut-off Date, the average principal balance of the Group 8 Mortgage Loans was approximately $616,187.40.

Original Loan-to-Value Ratios for the Group 8 Mortgage Loans (1)

Range of Original Loan- to-Value Ratios (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
10.01 – 20.00	1	$125,713.73	0.05%	5.750%	754	$125,713.73	10.95%
20.01 – 30.00	1	600,000.00	0.23	6.750	688	600,000.00	28.57
30.01 – 40.00	11	7,326,128.03	2.82	6.004	777	666,011.64	36.66
40.01 – 50.00	13	8,033,206.24	3.09	5.643	752	617,938.94	45.05
50.01 – 60.00	31	18,952,667.84	7.29	6.051	758	611,376.38	56.75
60.01 – 70.00	98	75,270,984.23	28.95	6.392	744	768,071.27	66.38
70.01 – 80.00	262	148,192,918.83	56.99	6.409	741	565,621.83	77.78
80.01 – 90.00	4	1,016,693.17	0.39	6.960	698	254,173.29	86.98
90.01 – 100.00	1	512,769.03	0.20	5.125	659	512,769.03	94.54
Total	422	$260,031,081.10	100.00%
____________
(1)	As of the Cut-off Date, the weighted average original Loan-to-Value Ratio of the Group 8 Mortgage Loans was approximately 70.70%.

Original Term to Stated Maturity for the Group 8 Mortgage Loans

Original Term to Stated Maturity (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
360	422	$260,031,081.10	100.00%	6.343%	744	$616,187.40	70.70%
Total	422	$260,031,081.10	100.00%

Remaining Terms to Stated Maturity for the Group 8 Mortgage Loans (1)

Remaining Terms to Stated Maturity (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
306 – 310	29	$15,536,911.75	5.98%	5.119%	773	$535,755.58	62.66%
311 – 315	22	12,583,422.89	4.84	5.247	765	571,973.77	61.70
316 – 320	8	4,025,692.74	1.55	5.525	761	503,211.59	68.99
341 – 345	73	45,907,812.31	17.65	6.613	747	628,874.14	70.46
346 – 350	256	161,985,744.74	62.29	6.488	739	632,756.82	72.45
351 – 355	34	19,991,496.67	7.69	6.354	735	587,985.20	69.31
Total	422	$260,031,081.10	100.00%
____________
(1)	As of the Cut-off Date, the weighted average remaining term to stated maturity of the Group 8 Mortgage Loans was approximately 343 months.

Geographic Distribution of the Mortgaged Properties for the Group 8 Mortgage Loans

Geographic Area	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
Alabama	1	$437,000.00	0.17%	6.125%	760	$437,000.00	56.75%
Arizona	9	3,899,875.58	1.50	6.795	722	433,319.51	71.63
California	269	171,483,977.82	65.95	6.352	745	637,486.91	71.30
Colorado	9	4,937,743.41	1.90	6.598	716	548,638.16	71.99
Connecticut	4	2,992,000.04	1.15	6.843	773	748,000.01	66.22
Florida	15	7,425,658.35	2.86	6.452	732	495,043.89	65.51
Georgia	4	1,719,367.58	0.66	5.471	721	429,841.90	63.65
Hawaii	6	4,707,900.00	1.81	6.667	764	784,650.00	70.33
Illinois	9	7,246,412.39	2.79	6.313	764	805,156.93	69.99
Indiana	1	1,660,000.00	0.64	6.375	776	1,660,000.00	80.00
Maine	1	984,569.71	0.38	5.875	719	984,569.71	68.17
Maryland	9	4,584,934.93	1.76	5.945	750	509,437.21	72.21
Massachusetts	7	3,702,999.07	1.42	6.111	738	528,999.87	74.46
Michigan	9	3,500,102.38	1.35	6.024	721	388,900.26	78.12
Minnesota	1	528,488.94	0.20	6.375	758	528,488.94	77.70
Missouri	2	709,987.82	0.27	5.520	772	354,993.91	62.82
Nevada	5	2,913,654.56	1.12	5.947	754	582,730.91	71.91
New Hampshire	1	563,795.50	0.22	5.750	713	563,795.50	80.00
New Jersey	10	7,522,360.51	2.89	6.748	718	752,236.05	72.32
New York	19	11,512,319.80	4.43	6.210	740	605,911.57	63.38
North Carolina	1	443,999.69	0.17	6.125	737	443,999.69	70.81
Oregon	1	465,037.54	0.18	6.625	777	465,037.54	80.00
Pennsylvania	1	445,558.07	0.17	6.125	802	445,558.07	80.00
Rhode Island	1	572,613.97	0.22	6.500	791	572,613.97	78.90
South Carolina	6	5,113,604.65	1.97	6.377	774	852,267.44	57.30
Tennessee	2	724,381.72	0.28	6.328	750	362,190.86	70.56
Texas	4	1,878,972.79	0.72	6.346	734	469,743.20	74.02
Utah	2	435,417.09	0.17	6.877	797	217,708.55	67.54
Virginia	9	4,645,307.46	1.79	5.988	712	516,145.27	77.66
Washington	4	2,273,039.73	0.87	6.100	743	568,259.93	65.31
Total	422	$260,031,081.10	100.00%

Mortgagors’ FICO Credit Scores for the Group 8 Mortgage Loans (1)

Range of FICO Credit Scores	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
621 – 640	9	$5,573,075.18	2.14%	6.509%	633	$619,230.58	75.61%
641 – 660	13	6,806,375.96	2.62	6.589	653	523,567.38	79.07
661 – 680	25	13,366,975.17	5.14	6.331	673	534,679.01	73.11
681 – 700	47	27,347,920.08	10.52	6.714	692	581,870.64	72.14
701 – 720	43	28,460,514.28	10.95	6.500	712	661,872.43	69.93
721 – 740	48	30,933,874.45	11.90	6.506	731	644,455.72	73.14
741 – 760	57	31,905,170.59	12.27	6.345	751	559,739.83	70.80
761 – 780	74	49,215,299.71	18.93	6.245	771	665,071.62	68.60
781 – 800	80	49,714,332.01	19.12	6.090	789	621,429.15	69.21
801 – 820	26	16,707,543.67	6.43	6.061	807	642,597.83	68.55
Total	422	$260,031,081.10	100.00%
____________
(1)	As of the Cut-off Date, the weighted average FICO Credit Score of the Group 8 Mortgage Loans was approximately 744.

Types of Mortgaged Properties for the Group 8 Mortgage Loans

Property Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
Single Family Residence	282	$175,872,776.57	67.64%	6.306%	745	$623,662.33	70.38%
Planned Unit Development (PUD)	76	48,040,362.58	18.47	6.205	740	632,110.03	70.39
Low-Rise Condominium	28	15,314,759.55	5.89	6.728	743	546,955.70	71.97
Two Family Residence	17	8,988,450.50	3.46	6.533	745	528,732.38	74.43
High-Rise Condominium	3	2,332,230.21	0.90	6.331	747	777,410.07	70.02
Four Family Residence	4	2,222,000.00	0.85	7.212	740	555,500.00	77.45
Three Family Residence	10	6,350,016.43	2.44	6.904	722	635,001.64	71.14
Townhouse	2	910,485.26	0.35	6.482	777	455,242.63	71.91
Total	422	$260,031,081.10	100.00%
Purposes of the Group 8 Mortgage Loans

Loan Purpose	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
Purchase	171	$102,164,621.42	39.29%	6.406%	738	$597,453.93	74.98%
Refinance (Rate/Term)	141	94,759,597.18	36.44	6.235	751	672,053.88	67.69
Refinance (Cash Out)	110	63,106,862.50	24.27	6.404	742	573,698.75	68.28
Total	422	$260,031,081.10	100.00%

Occupancy Types for the Group 8 Mortgage Loans (1)

Occupancy Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
Primary Home	376	$235,954,241.82	90.74%	6.295%	744	$627,537.88	70.65%
Secondary Home	9	5,687,751.22	2.19	6.435	729	631,972.36	76.00
Investment	37	18,389,088.06	7.07	6.927	740	497,002.38	69.72
Total	422	$260,031,081.10	100.00%
____________
(1)	Based upon representations of the related mortgagors at the time of origination.

Loan Documentation Type for the Group 8 Mortgage Loans

Type of Program	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
Full/Alternate	136	$84,293,861.41	32.42%	5.995%	750	$619,807.80	71.18%
Fast Forward	5	3,336,199.89	1.28	5.308	792	667,239.98	72.75
Stated Income	246	154,128,135.33	59.27	6.501	739	626,537.14	70.69
No Ratio	12	6,285,975.53	2.42	6.797	738	523,831.29	71.25
No Income/No Asset	13	7,619,420.39	2.93	6.819	739	586,109.26	66.95
No Doc	10	4,367,488.55	1.68	6.790	747	436,748.86	65.78
Total	422	$260,031,081.10	100.00%

Loan Age for the Group 8 Mortgage Loans (1)

Loan Ages (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
6 – 10	77	$43,441,634.65	16.71%	6.176%	734	$564,177.07	70.42%
11 – 15	268	173,747,823.33	66.82	6.576	743	648,312.77	72.16
16 – 20	18	10,695,595.74	4.11	6.616	722	594,199.76	71.03
41 – 45	9	4,641,946.54	1.79	5.539	764	515,771.84	69.75
46 – 50	45	25,966,383.42	9.99	5.140	772	577,030.74	61.47
51 – 55	5	1,537,697.42	0.59	5.613	726	307,539.48	70.09
Total	422	$260,031,081.10	100.00%
____________
(1)	As of the Cut-off Date, the weighted average loan age of the Group 8 Mortgage Loans was approximately 17 months.

Loan Programs for the Group 8 Mortgage Loans

Loan Program	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
7/1 CMT Interest Only	6	$3,174,308.21	1.22%	6.524%	780	$529,051.37	74.98%
7/1 LIBOR Fully Amortizing	15	8,559,030.21	3.29	6.550	752	570,602.01	76.08
7/1 LIBOR Interest Only	254	170,873,288.73	65.71	6.576	741	672,729.48	72.01
7/6 LIBOR Fully Amortizing	15	5,642,529.39	2.17	6.420	744	376,168.63	68.80
7/6 LIBOR Interest Only	73	39,635,897.18	15.24	6.178	732	542,957.50	69.97
10/1 CMT Fully Amortizing	2	968,914.46	0.37	5.327	746	484,457.23	69.76
10/1 LIBOR Fully Amortizing	2	1,030,911.25	0.40	5.294	727	515,455.63	70.18
10/1 LIBOR Interest Only	2	670,180.17	0.26	5.415	741	335,090.09	80.00
10/6 LIBOR Fully Amortizing	39	20,628,285.44	7.93	5.172	770	528,930.40	63.90
10/6 LIBOR Interest Only	14	8,847,736.06	3.40	5.297	774	631,981.15	58.32
Total	422	$260,031,081.10	100.00%

Original Interest Only Terms of the Group 8 Mortgage Loans

Original Interest Only Term (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
0	73	$36,829,670.75	14.16%	5.691%	760	$504,516.04	67.81%
60	2	475,424.02	0.18	6.572	763	237,712.01	69.52
84	59	32,659,773.42	12.56	6.740	731	553,555.48	73.80
120	288	190,066,212.91	73.09	6.401	743	659,952.13	70.73
Total	422	$260,031,081.10	100.00%

Remaining Interest Only Terms of the Group 8 Mortgage Loans

Remaining Interest Only Term (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
0	73	$36,829,670.75	14.16%	5.691%	760	$504,516.04	67.81%
41 – 45	1	90,800.00	0.03	6.875	698	90,800.00	80.00
46 – 50	1	384,624.02	0.15	6.500	778	384,624.02	67.04
66 – 70	43	24,815,011.39	9.54	6.537	742	577,093.29	69.71
71 – 75	24	13,144,560.41	5.05	6.377	727	547,690.02	72.67
76 – 80	8	4,218,117.85	1.62	5.824	767	527,264.73	69.89
101 – 105	53	36,219,076.87	13.93	6.651	742	683,378.81	71.02
106 – 110	201	133,724,973.72	51.43	6.414	741	665,298.38	71.91
111 – 115	18	10,604,246.09	4.08	6.363	737	589,124.78	64.62
Total	422	$260,031,081.10	100.00%

Prepayment Charge Terms and Types of the Group 8 Mortgage Loans (1)

Prepayment Charge Term and Type (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
None	285	$174,960,175.70	67.28%	6.262%	749	$613,895.35	69.68%
12 – Hard	26	19,869,539.99	7.64	6.641	737	764,213.08	75.28
12 – Soft	1	534,999.71	0.21	5.875	717	534,999.71	61.14
24 – Hard	8	5,023,136.83	1.93	6.445	748	627,892.10	77.76
24 – Soft	2	420,290.33	0.16	5.893	746	210,145.17	80.00
36 – Hard	61	39,559,187.54	15.21	6.302	741	648,511.27	71.17
36 – Soft	39	19,663,751.00	7.56	6.845	710	504,198.74	72.42
Total	422	$260,031,081.10	100.00%
____________
(1)	The prepayment charge term starts on the date of origination.

Remaining Prepayment Charge Terms of the Group 8 Mortgage Loans

Remaining Prepayment Charge Term (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
None	316	$197,361,409.84	75.90%	6.288%	748	$624,561.42	70.18%
1 – 5	3	1,463,793.54	0.56	6.098	726	487,931.18	78.39
6 – 10	4	2,367,412.47	0.91	6.473	765	591,853.12	78.61
11 – 15	5	2,873,620.04	1.11	6.417	734	574,724.01	77.24
16 – 20	9	5,379,083.30	2.07	7.028	713	597,675.92	72.35
21 – 25	81	48,759,330.36	18.75	6.467	733	601,967.04	71.31
26 – 30	4	1,826,431.55	0.70	6.936	694	456,607.89	78.37
Total	422	$260,031,081.10	100.00%

Gross Margins for the Group 8 Mortgage Loans (1)

Range of Gross Margins (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
1.500 – 1.999	4	$1,339,020.18	0.51%	6.572%	700	$334,755.05	76.28%
2.000 – 2.499	165	89,496,106.98	34.42	6.499	729	542,400.65	71.46
2.500 – 2.999	248	166,995,180.13	64.22	6.256	752	673,367.66	70.35
3.000 – 3.499	1	432,000.00	0.17	6.875	659	432,000.00	80.00
4.000 – 4.499	4	1,768,773.81	0.68	6.364	772	442,193.45	58.53
Total	422	$260,031,081.10	100.00%
____________
(1)	As of the Cut-off Date, the weighted average Gross Margin of the Group 8 Mortgage Loans was approximately 2.580%.

Months to Initial Adjustment Date for the Group 8 Mortgage Loans

Range of Number of Months to Initial Adjustment Date	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
61 – 70	191	$119,618,237.14	46.00%	6.454%	746	$626,273.49	69.93%
71 – 80	231	140,412,843.96	54.00	6.249	742	607,847.81	71.35
Total	422	$260,031,081.10	100.00%

Maximum Mortgage Rates for the Group 8 Mortgage Loans (1)

Range of Maximum Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
9.500 – 9.999	3	$1,844,775.00	0.71%	4.875%	772	$614,925.00	65.75%
10.000 – 10.499	18	11,049,641.83	4.25	5.210	723	613,868.99	76.12
10.500 – 10.999	43	24,425,814.74	9.39	5.433	762	568,042.20	65.57
11.000 – 11.499	110	74,427,094.05	28.62	6.073	755	676,609.95	69.30
11.500 – 11.999	144	92,491,648.54	35.57	6.574	743	642,303.11	71.16
12.000 – 12.499	37	20,668,206.96	7.95	6.850	738	558,600.19	72.60
12.500 – 12.999	44	22,479,413.42	8.64	6.904	720	510,895.76	72.88
13.000 – 13.499	15	8,668,637.37	3.33	7.144	713	577,909.16	74.90
13.500 – 13.999	5	2,428,688.61	0.93	7.802	718	485,737.72	75.40
14.000 – 14.499	2	1,470,000.00	0.57	8.000	686	735,000.00	70.00
14.500 – 14.999	1	77,160.58	0.03	8.500	686	77,160.58	85.00
Total	422	$260,031,081.10	100.00%
____________
(1)	As of the Cut-off Date, the weighted average Maximum Mortgage Rate of the Group 8 Mortgage Loans was approximately 11.598%.

Initial Periodic Rate Caps for the Group 8 Mortgage Loans (1)

Initial Periodic Rate Cap (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
2.000	1	$369,174.88	0.14%	5.250%	754	$369,174.88	71.82%
3.000	4	1,895,793.54	0.73	6.275	711	473,948.39	78.75
5.000	349	221,762,484.06	85.28	6.267	747	635,422.59	70.44
6.000	68	36,003,628.62	13.85	6.829	726	529,465.13	71.88
Total	422	$260,031,081.10	100.00%
____________
(1)	As of the Cut-off Date, the weighted average Initial Periodic Rate Cap for the Group 8 Mortgage Loans was approximately 5.120%.

Subsequent Periodic Rate Cap for the Group 8 Mortgage Loans (1)

Subsequent Periodic Rate Cap (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
None	1	$200,000.00	0.08%	4.625%	696	$200,000.00	76.92%
1.000	103	57,027,254.20	21.93	5.577	754	553,662.66	66.10
2.000	318	202,803,826.90	77.99	6.560	741	637,747.88	71.99
Total	422	$260,031,081.10	100.00%
____________
(1)	As of the Cut-off Date, the non-zero weighted average Subsequent Periodic Rate Cap for the Group 8 Mortgage Loans was approximately 1.781%.

Origination Channels for the Group 8 Mortgage Loans

Origination Channel	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
Mortgage professionals	197	$126,585,428.71	48.68%	6.516%	743	$642,565.63	73.31%
Consumer Direct	67	47,065,405.83	18.10	6.331	751	702,468.74	67.28
Conduit	158	86,380,246.56	33.22	6.097	741	546,710.42	68.74
Total	422	$260,031,081.10	100.00%

Loan Group 9

Mortgage Rates for the Group 9 Mortgage Loans (1)

Range of Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
3.501 – 4.000	3	$1,457,243.12	1.26%	4.000%	746	$485,747.71	65.65%
4.001 – 4.500	9	6,087,885.56	5.24	4.292	783	676,431.73	69.20
4.501 – 5.000	14	7,905,434.10	6.81	4.865	754	564,673.86	63.54
5.001 – 5.500	39	19,970,566.29	17.21	5.335	754	512,065.80	65.36
5.501 – 6.000	58	40,383,718.16	34.79	5.832	736	696,271.00	66.85
6.001 – 6.500	46	31,055,036.30	26.75	6.293	738	675,109.48	71.06
6.501 – 7.000	18	8,522,550.80	7.34	6.741	728	473,475.04	71.17
7.001 – 7.500	2	690,441.06	0.59	7.140	631	345,220.53	72.38
Total	189	$116,072,875.39	100.00%
____________
(1)	As of the Cut-off Date, the weighted average Mortgage Rate of the Group 9 Mortgage Loans was approximately 5.774% per annum.

Current Principal Balances for the Group 9 Mortgage Loans (1)

Range of Current Mortgage Loan Principal Balances ($)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
0.01 – 50,000.00	2	$79,416.71	0.07%	7.007%	695	$39,708.36	53.59%
50,000.01 – 100,000.00	1	86,271.79	0.07	6.875	775	86,271.79	80.00
100,000.01 – 150,000.00	3	392,855.46	0.34	6.307	713	130,951.82	81.73
150,000.01 – 200,000.00	1	184,000.00	0.16	6.125	723	184,000.00	80.00
200,000.01 – 250,000.00	5	1,095,589.44	0.94	6.108	729	219,117.89	82.58
250,000.01 – 300,000.00	4	1,142,645.83	0.98	5.667	761	285,661.46	77.15
300,000.01 – 350,000.00	1	301,536.95	0.26	6.000	744	301,536.95	80.00
350,000.01 – 400,000.00	5	1,925,213.33	1.66	5.783	755	385,042.67	72.37
400,000.01 – 450,000.00	29	12,567,611.33	10.83	5.703	755	433,365.91	71.52
450,000.01 – 500,000.00	42	20,084,998.71	17.30	5.673	745	478,214.26	69.55
500,000.01 – 550,000.00	15	7,702,218.08	6.64	5.464	759	513,481.21	74.42
550,000.01 – 600,000.00	16	9,291,997.49	8.01	5.660	735	580,749.84	67.85
600,000.01 – 650,000.00	19	12,040,308.38	10.37	5.868	737	633,700.44	68.20
650,000.01 – 700,000.00	10	6,777,950.36	5.84	5.626	760	677,795.04	68.29
700,000.01 – 750,000.00	8	5,834,029.23	5.03	5.880	751	729,253.65	65.06
750,000.01 – 800,000.00	6	4,705,271.00	4.05	5.844	739	784,211.83	64.85
800,000.01 – 850,000.00	2	1,696,000.00	1.46	5.624	740	848,000.00	66.25
850,000.01 – 900,000.00	3	2,620,225.40	2.26	6.202	684	873,408.47	68.79
900,000.01 – 950,000.00	2	1,844,507.85	1.59	5.047	798	922,253.93	68.55
950,000.01 – 1,000,000.00	6	5,855,373.71	5.04	5.933	753	975,895.62	58.11
1,000,000.01 – 1,250,000.00	1	1,172,000.00	1.01	6.500	670	1,172,000.00	80.00
1,250,000.01 – 1,500,000.00	2	2,710,530.05	2.34	5.431	731	1,355,265.03	58.04
1,500,000.01 – 1,750,000.00	1	1,614,999.90	1.39	6.125	753	1,614,999.90	60.94
1,750,000.01 – 2,000,000.00	1	1,819,830.23	1.57	5.875	709	1,819,830.23	64.44
2,000,000.01 – 2,250,000.00	1	2,147,389.40	1.85	6.125	723	2,147,389.40	64.35
3,000,000.01 – 3,250,000.00	1	3,045,900.00	2.62	6.250	723	3,045,900.00	75.00
3,250,000.01 – 3,500,000.00	1	3,500,000.00	3.02	5.875	709	3,500,000.00	50.72
3,750,000.01 – 4,000,000.00	1	3,834,204.76	3.30	6.000	739	3,834,204.76	65.00
Total	189	$116,072,875.39	100.00%
____________
(1)	As of the Cut-off Date, the average principal balance of the Group 9 Mortgage Loans was approximately $614,142.20.

Original Loan-to-Value Ratios for the Group 9 Mortgage Loans (1)

Range of Original Loan- to-Value Ratios (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
30.01 – 40.00	4	$1,730,925.80	1.49%	5.491%	748	$432,731.45	35.10%
40.01 – 50.00	11	7,226,386.22	6.23	5.622	767	656,944.20	45.30
50.01 – 60.00	24	19,017,371.50	16.38	5.510	746	792,390.48	55.34
60.01 – 70.00	46	33,774,786.30	29.10	5.903	742	734,234.48	65.07
70.01 – 80.00	100	52,932,433.29	45.60	5.805	737	529,324.33	78.00
80.01 – 90.00	3	1,187,361.81	1.02	6.185	775	395,787.27	85.40
90.01 – 100.00	1	203,610.47	0.18	6.750	665	203,610.47	95.00
Total	189	$116,072,875.39	100.00%
____________
(1)	As of the Cut-off Date, the weighted average original Loan-to-Value Ratio of the Group 9 Mortgage Loans was approximately 67.96%.

Original Term to Stated Maturity for the Group 9 Mortgage Loans

Original Term to Stated Maturity (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
360	189	$116,072,875.39	100.00%	5.774%	742	$614,142.20	67.96%
Total	189	$116,072,875.39	100.00%

Remaining Terms to Stated Maturity for the Group 9 Mortgage Loans (1)

Remaining Terms to Stated Maturity (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
316 – 320	54	$29,176,531.87	25.14%	5.026%	754	$540,306.15	67.04%
321 – 325	26	14,211,396.74	12.24	5.587	765	546,592.18	67.50
326 – 330	3	1,459,139.05	1.26	5.494	764	486,379.68	79.43
331 – 335	28	25,672,212.49	22.12	5.964	723	916,864.73	66.86
336 – 340	76	42,071,770.24	36.25	6.208	739	553,575.92	68.40
341 – 345	2	3,481,825.00	3.00	6.297	731	1,740,912.50	75.36
Total	189	$116,072,875.39	100.00%
____________
(1)	As of the Cut-off Date, the weighted average remaining term to stated maturity of the Group 9 Mortgage Loans was approximately 330 months.

Geographic Distribution of the Mortgaged Properties for the Group 9 Mortgage Loans

Geographic Area	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
California	137	$88,385,507.90	76.15%	5.821%	745	$645,149.69	67.19%
Colorado	2	1,611,607.59	1.39	6.261	677	805,803.80	77.97
Florida	6	3,682,852.91	3.17	6.008	727	613,808.82	70.56
Georgia	3	1,419,724.22	1.22	5.281	718	473,241.41	79.62
Illinois	1	528,767.73	0.46	4.000	708	528,767.73	62.72
Maryland	4	3,853,446.99	3.32	5.889	722	963,361.75	69.72
Massachusetts	4	1,982,123.82	1.71	5.834	755	495,530.96	76.84
Michigan	3	400,414.56	0.34	6.777	696	133,471.52	87.63
Minnesota	1	240,907.81	0.21	5.875	803	240,907.81	80.00
Missouri	1	40,441.06	0.03	7.375	692	40,441.06	75.00
Nevada	1	574,000.00	0.49	5.250	800	574,000.00	70.00
New Jersey	2	970,732.84	0.84	6.355	752	485,366.42	74.18
New York	5	3,096,237.61	2.67	5.831	733	619,247.52	59.18
North Carolina	1	202,107.08	0.17	5.750	709	202,107.08	78.85
Oregon	1	439,936.52	0.38	5.250	730	439,936.52	56.63
Pennsylvania	2	857,288.38	0.74	5.375	770	428,644.19	69.80
South Carolina	1	445,468.29	0.38	5.000	794	445,468.29	79.93
Texas	4	1,526,780.50	1.32	5.625	733	381,695.13	65.57
Virginia	8	4,902,177.20	4.22	4.916	745	612,772.15	68.20
Washington	2	912,352.38	0.79	5.545	712	456,176.19	80.00
Total	189	$116,072,875.39	100.00%

Mortgagors’ FICO Credit Scores for the Group 9 Mortgage Loans (1)

Range of FICO Credit Scores	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
621 – 640	3	$2,017,079.12	1.74%	6.188%	627	$672,359.71	70.90%
641 – 660	4	2,838,678.33	2.45	6.093	656	709,669.58	64.73
661 – 680	14	8,611,113.84	7.42	5.909	671	615,079.56	74.05
681 – 700	18	8,462,321.80	7.29	5.887	692	470,128.99	72.65
701 – 720	18	13,123,955.50	11.31	5.849	708	729,108.64	63.00
721 – 740	23	19,373,722.40	16.69	5.913	729	842,335.76	67.12
741 – 760	28	16,376,029.11	14.11	5.841	749	584,858.18	69.20
761 – 780	30	16,352,408.54	14.09	5.838	772	545,080.28	66.72
781 – 800	30	18,320,175.63	15.78	5.427	792	610,672.52	68.26
801 – 820	20	10,337,106.41	8.91	5.470	809	516,855.32	66.35
821 – 840	1	260,284.71	0.22	5.250	823	260,284.71	80.00
Total	189	$116,072,875.39	100.00%
____________
(1)	As of the Cut-off Date, the weighted average FICO Credit Score of the Group 9 Mortgage Loans was approximately 742.

Types of Mortgaged Properties for the Group 9 Mortgage Loans

Property Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
Single Family Residence	133	$85,847,228.28	73.96%	5.819%	737	$645,467.88	68.13%
Planned Unit Development (PUD)	33	18,184,044.89	15.67	5.533	762	551,031.66	68.08
Low-Rise Condominium	10	4,309,966.88	3.71	5.383	736	430,996.69	77.49
Two Family Residence	7	3,879,148.26	3.34	6.323	735	554,164.04	60.31
High-Rise Condominium	1	650,000.00	0.56	5.500	805	650,000.00	43.33
Four Family Residence	3	2,002,608.15	1.73	6.137	773	667,536.05	59.71
Three Family Residence	1	731,194.30	0.63	5.250	763	731,194.30	65.00
Townhouse	1	468,684.63	0.40	5.625	775	468,684.63	80.00
Total	189	$116,072,875.39	100.00%

Purposes of the Group 9 Mortgage Loans

Loan Purpose	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
Purchase	80	$46,354,834.41	39.94%	5.830%	749	$579,435.43	74.68%
Refinance (Rate/Term)	37	24,313,309.48	20.95	5.585	746	657,116.47	60.97
Refinance (Cash Out)	72	45,404,731.50	39.12	5.819	733	630,621.27	64.83
Total	189	$116,072,875.39	100.00%

Occupancy Types for the Group 9 Mortgage Loans (1)

Occupancy Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
Primary Home	163	$103,053,911.26	88.78%	5.740%	741	$632,232.58	67.94%
Secondary Home	9	4,868,636.27	4.19	5.987	748	540,959.59	70.41
Investment	17	8,150,327.86	7.02	6.078	751	479,431.05	66.63
Total	189	$116,072,875.39	100.00%
____________
(1)	Based upon representations of the related mortgagors at the time of origination.

Loan Documentation Type for the Group 9 Mortgage Loans

Type of Program	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
Full/Alternate	75	$43,227,743.60	37.24%	5.423%	752	$576,369.91	71.28%
Fast Forward	3	1,608,449.93	1.39	5.218	731	536,149.98	51.15
Stated Income	91	58,835,516.64	50.69	5.962	742	646,544.14	66.64
No Ratio	10	7,545,139.44	6.50	6.284	726	754,513.94	63.82
No Income/No Asset	4	2,072,591.42	1.79	6.055	670	518,147.86	72.65
No Doc	6	2,783,434.36	2.40	5.994	704	463,905.73	61.41
Total	189	$116,072,875.39	100.00%

Loan Age for the Group 9 Mortgage Loans (1)

Loan Ages (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
16 – 20	3	$4,131,825.00	3.56%	6.427%	715	$1,377,275.00	74.86%
21 – 25	81	52,939,690.52	45.61	6.150	735	653,576.43	66.95
26 – 30	23	14,659,194.63	12.63	5.959	728	637,356.29	71.16
31 – 35	10	5,588,973.34	4.82	5.385	760	558,897.33	69.72
36 – 40	22	11,570,613.06	9.97	5.583	767	525,936.96	68.39
41 – 45	50	27,182,578.84	23.42	5.006	753	543,651.58	66.58
Total	189	$116,072,875.39	100.00%
____________
(1)	As of the Cut-off Date, the weighted average loan age of the Group 9 Mortgage Loans was approximately 30 months.

Loan Programs for the Group 9 Mortgage Loans

Loan Program	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
5/6 LIBOR Interest Only	1	$300,000.00	0.26%	5.375%	754	$300,000.00	70.59%
10/1 CMT Fully Amortizing	3	1,512,300.00	1.30	5.187	798	504,100.00	74.57
10/1 CMT Interest Only	3	1,264,186.90	1.09	5.935	761	421,395.63	71.35
10/1 LIBOR Fully Amortizing	9	5,208,107.23	4.49	5.674	767	578,678.58	63.07
10/1 LIBOR Interest Only	34	21,838,889.74	18.81	5.813	736	642,320.29	66.72
10/6 LIBOR Fully Amortizing	40	20,557,196.40	17.71	5.709	735	513,929.91	69.73
10/6 LIBOR Interest Only	99	65,392,195.12	56.34	5.803	743	660,527.22	67.97
Total	189	$116,072,875.39	100.00%

Original Interest Only Terms of the Group 9 Mortgage Loans

Original Interest Only Term (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
0	52	$27,277,603.63	23.50%	5.673%	744	$524,569.30	68.73%
120	137	88,795,271.76	76.50	5.806	742	648,140.67	67.72
Total	189	$116,072,875.39	100.00%

Remaining Interest Only Terms of the Group 9 Mortgage Loans

Remaining Interest Only Term (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
0	52	$27,277,603.63	23.50%	5.673%	744	$524,569.30	68.73%
76 – 80	35	19,937,931.01	17.18	4.994	759	569,655.17	65.76
81 – 85	18	10,036,263.71	8.65	5.534	756	557,570.21	69.69
86 – 90	2	707,009.50	0.61	6.286	735	353,504.75	79.67
91 – 95	23	21,974,853.41	18.93	5.954	722	955,428.41	66.19
96 – 100	57	32,657,389.13	28.14	6.222	741	572,936.65	68.26
101 – 105	2	3,481,825.00	3.00	6.297	731	1,740,912.50	75.36
Total	189	$116,072,875.39	100.00%

Prepayment Charge Terms and Types of the Group 9 Mortgage Loans (1)

Prepayment Charge Term and Type (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
None	126	$68,791,978.81	59.27%	5.633%	748	$545,968.09	67.60%
12 – Hard	11	18,910,034.30	16.29	6.027	732	1,719,094.03	65.18
12 – Soft	1	491,600.00	0.42	5.125	779	491,600.00	40.15
24 – Hard	1	435,925.00	0.38	6.625	786	435,925.00	77.84
36 – Hard	4	440,855.62	0.38	6.832	696	110,213.91	86.47
36 – Soft	43	25,683,254.25	22.13	5.932	736	597,284.98	70.68
60 – Soft	3	1,319,227.41	1.14	6.094	735	439,742.47	74.11
Total	189	$116,072,875.39	100.00%
____________
(1)	The prepayment charge term starts on the date of origination.

Remaining Prepayment Charge Terms of the Group 9 Mortgage Loans

Remaining Prepayment Charge Term (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
None	148	$93,795,764.88	80.81%	5.701%	745	$633,755.17	66.95%
1 – 5	3	2,015,925.00	1.74	5.639	728	671,975.00	69.03
6 – 10	9	4,984,949.22	4.29	5.924	726	553,883.25	73.31
11 – 15	26	13,957,008.88	12.02	6.207	732	536,808.03	72.08
21 – 25	1	648,227.41	0.56	5.875	746	648,227.41	79.66
31 – 35	1	184,000.00	0.16	6.125	723	184,000.00	80.00
36 – 40	1	487,000.00	0.42	6.375	725	487,000.00	64.50
Total	189	$116,072,875.39	100.00%

Gross Margins for the Group 9 Mortgage Loans (1)

Range of Gross Margins (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
1.500 – 1.999	1	$874,960.24	0.75%	5.750%	672	$874,960.24	71.43%
2.000 - 2.499	123	65,706,065.17	56.61	5.752	750	534,195.65	68.34
2.500 – 2.999	65	49,491,849.98	42.64	5.805	733	761,413.08	67.38
Total	189	$116,072,875.39	100.00%
____________
(1)	As of the Cut-off Date, the weighted average Gross Margin of the Group 9 Mortgage Loans was approximately 2.460%.

Months to Initial Adjustment Date for the Group 9 Mortgage Loans

Range of Number of Months to Initial Adjustment Date	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
71 – 80	54	$29,176,531.87	25.14%	5.026%	754	$540,306.15	67.04%
81 – 90	29	15,670,535.79	13.50	5.579	765	540,363.30	68.61
91 – 100	104	67,743,982.73	58.36	6.115	733	651,384.45	67.82
101 – 110	2	3,481,825.00	3.00	6.297	731	1,740,912.50	75.36
Total	189	$116,072,875.39	100.00%

Maximum Mortgage Rates for the Group 9 Mortgage Loans (1)

Range of Maximum Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
9.500 – 9.999	4	$2,491,891.58	2.15%	4.783%	769	$622,972.90	60.66%
10.000 – 10.499	19	10,844,974.23	9.34	4.577	767	570,788.12	70.12
10.500 – 10.999	34	17,877,012.20	15.40	5.499	748	525,794.48	64.73
11.000 – 11.499	38	22,104,058.38	19.04	5.605	756	581,685.75	69.23
11.500 – 11.999	29	21,366,101.29	18.41	5.790	729	736,762.11	65.01
12.000 – 12.499	35	25,248,750.82	21.75	6.170	737	721,392.88	68.23
12.500 – 12.999	28	15,240,459.79	13.13	6.606	721	544,302.14	73.07
13.000 – 13.499	2	899,627.10	0.78	7.017	750	449,813.55	70.22
Total	189	$116,072,875.39	100.00%
____________
(1)	As of the Cut-off Date, the weighted average Maximum Mortgage Rate of the Group 9 Mortgage Loans was approximately 11.512%.

Initial Periodic Rate Caps for the Group 9 Mortgage Loans (1)

Initial Periodic Rate Cap (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
2.000	1	$430,000.00	0.37%	5.625%	703	$430,000.00	70.89%
5.000	106	72,166,225.03	62.17	5.749	739	680,813.44	66.71
6.000	82	43,476,650.36	37.46	5.819	747	530,203.05	70.00
Total	189	$116,072,875.39	100.00%
____________
(1)	As of the Cut-off Date, the weighted average Initial Periodic Rate Cap for the Group 9 Mortgage Loans was approximately 5.363%.

Subsequent Periodic Rate Cap for the Group 9 Mortgage Loans (1)

Subsequent Periodic Rate Cap (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
1.000	57	$43,116,307.13	37.15%	5.768%	732	$756,426.44	66.32%
2.000	132	72,956,568.26	62.85	5.778	748	552,701.27	68.92
Total	189	$116,072,875.39	100.00%
____________
(1)	As of the Cut-off Date, the weighted average Subsequent Periodic Rate Cap for the Group 9 Mortgage Loans was approximately 1.629%.

Origination Channels for the Group 9 Mortgage Loans

Origination Channel	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
Mortgage professionals	9	$4,148,756.77	3.57%	5.553%	745	$460,972.97	75.81%
Consumer Direct	13	7,274,133.41	6.27	5.686	723	559,548.72	71.21
Conduit	167	104,649,985.21	90.16	5.789	743	626,646.62	67.42
Total	189	$116,072,875.39	100.00%

Loan Group 10

Mortgage Rates for the Group 10 Mortgage Loans (1)

Range of Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
5.001 – 5.500	2	$1,334,758.24	0.64%	5.436%	756	$667,379.12	65.87%
5.501 – 6.000	38	24,305,827.27	11.69	5.887	760	639,627.03	68.27
6.001 – 6.500	141	105,311,268.58	50.64	6.363	759	746,888.43	68.73
6.501 – 7.000	85	58,711,526.03	28.23	6.773	749	690,723.84	67.51
7.001 – 7.500	29	16,837,939.37	8.10	7.269	703	580,618.60	73.24
7.501 – 8.000	3	1,439,926.11	0.69	7.666	707	479,975.37	74.58
Total	298	$207,941,245.60	100.00%
____________
(1)	As of the Cut-off Date, the weighted average Mortgage Rate of the Group 10 Mortgage Loans was approximately 6.499% per annum.

Current Principal Balances for the Group 10 Mortgage Loans (1)

Range of Current Mortgage Loan Principal Balances ($)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
100,000.01 – 150,000.00	2	$253,878.68	0.12%	6.250%	759	$126,939.34	64.90%
150,000.01 – 200,000.00	2	312,215.38	0.15	6.617	710	156,107.69	61.20
200,000.01 – 250,000.00	1	237,849.38	0.11	6.750	768	237,849.38	60.00
250,000.01 – 300,000.00	1	299,256.41	0.14	7.375	778	299,256.41	74.07
300,000.01 – 350,000.00	2	670,613.90	0.32	6.753	684	335,306.95	80.00
350,000.01 – 400,000.00	3	1,143,237.29	0.55	6.632	662	381,079.10	79.39
400,000.01 – 450,000.00	22	9,495,032.27	4.57	6.428	748	431,592.38	69.81
450,000.01 – 500,000.00	42	19,934,640.13	9.59	6.646	745	474,634.29	70.90
500,000.01 – 550,000.00	43	22,644,324.43	10.89	6.592	737	526,612.20	71.04
550,000.01 – 600,000.00	28	16,108,086.70	7.75	6.519	747	575,288.81	72.67
600,000.01 – 650,000.00	26	16,371,477.01	7.87	6.403	755	629,672.19	71.45
650,000.01 – 700,000.00	18	12,250,845.70	5.89	6.548	757	680,602.54	70.96
700,000.01 – 750,000.00	24	17,567,453.20	8.45	6.465	747	731,977.22	72.99
750,000.01 – 800,000.00	13	10,062,138.68	4.84	6.326	765	774,010.67	69.80
800,000.01 – 850,000.00	8	6,608,282.12	3.18	6.454	768	826,035.27	67.74
850,000.01 – 900,000.00	8	6,951,628.88	3.34	6.546	750	868,953.61	72.59
900,000.01 – 950,000.00	7	6,496,561.68	3.12	6.358	763	928,080.24	71.36
950,000.01 – 1,000,000.00	11	10,875,751.58	5.23	6.639	731	988,704.69	58.39
1,000,000.01 – 1,250,000.00	21	23,447,548.30	11.28	6.425	763	1,116,549.92	64.17
1,250,000.01 – 1,500,000.00	12	16,410,423.88	7.89	6.375	768	1,367,535.32	67.02
1,750,000.01 – 2,000,000.00	3	6,000,000.00	2.89	6.542	737	2,000,000.00	47.63
3,750,000.01 – 4,000,000.00	1	3,800,000.00	1.83	6.750	776	3,800,000.00	66.55
Total	298	$207,941,245.60	100.00%
____________
(1)	As of the Cut-off Date, the average principal balance of the Group 10 Mortgage Loans was approximately $697,789.41.

Original Loan-to-Value Ratios for the Group 10 Mortgage Loans (1)

Range of Original Loan- to-Value Ratios (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
0.01 – 10.00	2	$1,500,000.00	0.72%	6.625%	746	$750,000.00	8.94%
20.01 – 30.00	2	1,771,546.20	0.85	6.220	806	885,773.10	28.05
30.01 – 40.00	11	8,809,859.81	4.24	6.630	736	800,896.35	36.27
40.01 – 50.00	15	11,159,525.35	5.37	6.463	758	743,968.36	45.90
50.01 – 60.00	24	19,476,947.39	9.37	6.299	766	811,539.47	55.26
60.01 – 70.00	59	46,104,009.70	22.17	6.521	756	781,423.89	65.80
70.01 – 80.00	183	118,170,362.10	56.83	6.520	747	645,739.68	77.83
80.01 – 90.00	1	585,000.00	0.28	6.500	765	585,000.00	90.00
90.01 – 100.00	1	363,995.05	0.18	6.500	648	363,995.05	95.00
Total	298	$207,941,245.60	100.00%
____________
(1)	As of the Cut-off Date, the weighted average original Loan-to-Value Ratio of the Group 10 Mortgage Loans was approximately 68.72%.

Original Term to Stated Maturity for the Group 10 Mortgage Loans

Original Term to Stated Maturity (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
360	298	$207,941,245.60	100.00%	6.499%	751	$697,789.41	68.72%
Total	298	$207,941,245.60	100.00%

Remaining Terms to Stated Maturity for the Group 10 Mortgage Loans (1)

Remaining Terms to Stated Maturity (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
341 – 345	56	$35,869,400.08	17.25%	6.611%	739	$640,525.00	71.50%
346 – 350	222	159,624,906.81	76.76	6.474	756	719,031.11	68.34
351 – 355	19	11,446,938.71	5.50	6.420	731	602,470.46	68.41
356 – 360	1	1,000,000.00	0.48	7.500	620	1,000,000.00	33.90
Total	298	$207,941,245.60	100.00%
____________
(1)	As of the Cut-off Date, the weighted average remaining term to stated maturity of the Group 10 Mortgage Loans was approximately 347 months.

Geographic Distribution of the Mortgaged Properties for the Group 10 Mortgage Loans

Geographic Area	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
Arizona	3	$1,717,671.02	0.83%	6.605%	766	$572,557.01	56.49%
California	247	173,911,265.86	83.63	6.487	753	704,094.19	68.42
Colorado	3	1,690,667.13	0.81	6.439	733	563,555.71	62.60
Florida	4	2,049,574.31	0.99	6.775	739	512,393.58	82.85
Hawaii	1	795,000.00	0.38	5.875	779	795,000.00	61.15
Illinois	2	1,851,000.00	0.89	7.098	692	925,500.00	47.95
Kansas	1	333,013.90	0.16	6.250	746	333,013.90	80.00
Maine	1	154,095.38	0.07	7.250	698	154,095.38	80.00
Maryland	4	2,742,471.63	1.32	6.625	778	685,617.91	72.34
Massachusetts	2	1,515,857.94	0.73	6.485	720	757,928.97	63.44
Michigan	1	454,000.00	0.22	6.500	681	454,000.00	69.85
Minnesota	1	460,884.90	0.22	6.875	766	460,884.90	80.00
New Jersey	3	2,024,043.00	0.97	7.155	708	674,681.00	70.50
New York	11	8,473,989.38	4.08	6.455	739	770,362.67	67.92
Oregon	1	496,000.00	0.24	6.000	631	496,000.00	80.00
Pennsylvania	1	650,000.00	0.31	6.375	690	650,000.00	78.79
South Carolina	2	963,995.05	0.46	6.500	738	481,997.53	82.55
Texas	6	5,691,432.24	2.74	6.464	767	948,572.04	77.75
Virginia	2	1,082,958.58	0.52	6.509	735	541,479.29	80.00
Washington	2	883,325.28	0.42	6.381	770	441,662.64	67.61
Total	298	$207,941,245.60	100.00%

Mortgagors’ FICO Credit Scores for the Group 10 Mortgage Loans (1)

Range of FICOCredit Scores	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
620	1	$1,000,000.00	0.48%	7.500%	620	$1,000,000.00	33.90%
621 – 640	7	3,632,634.87	1.75	6.546	631	518,947.84	72.31
641 – 660	7	3,849,570.07	1.85	6.990	652	549,938.58	78.28
661 – 680	11	6,286,338.85	3.02	6.698	674	571,485.35	72.24
681 – 700	25	16,045,660.04	7.72	6.692	692	641,826.40	74.63
701 – 720	31	23,216,965.76	11.17	6.659	711	748,934.38	62.39
721 – 740	32	21,269,856.46	10.23	6.487	731	664,683.01	68.77
741 – 760	34	20,952,991.80	10.08	6.395	750	616,264.46	72.69
761 – 780	60	46,808,853.50	22.51	6.441	771	780,147.56	71.43
781 – 800	62	45,391,102.75	21.83	6.417	791	732,114.56	66.16
801 – 820	27	18,977,945.95	9.13	6.370	807	702,886.89	65.28
821 – 840	1	509,325.55	0.24	7.000	825	509,325.55	39.77
Total	298	$207,941,245.60	100.00%

____________
(1)	As of the Cut-off Date, the weighted average FICO Credit Score of the Group 10 Mortgage Loans was approximately 751.

Types of Mortgaged Properties for the Group 10 Mortgage Loans

Property Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
Single Family Residence	207	$147,312,541.42	70.84%	6.497%	753	$711,654.79	68.54%
Planned Unit Development (PUD)	50	34,799,352.36	16.74	6.380	753	695,987.05	68.00
Low-Rise Condominium	18	10,281,491.75	4.94	6.498	752	571,193.99	70.87
Two Family Residence	9	6,445,313.15	3.10	6.639	735	716,145.91	74.96
High-Rise Condominium	2	1,071,256.00	0.52	6.549	739	535,628.00	71.95
Four Family Residence	3	1,714,423.68	0.82	6.766	728	571,474.56	62.61
Three Family Residence	8	4,935,617.24	2.37	7.017	739	616,952.16	69.00
Townhouse	1	1,381,250.00	0.66	6.875	697	1,381,250.00	65.00
Total	298	$207,941,245.60	100.00%

Purposes of the Group 10 Mortgage Loans

Loan Purpose	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
Purchase	137	$100,395,210.21	48.28%	6.492%	754	$732,811.75	72.85%
Refinance (Rate/Term)	53	33,119,200.38	15.93	6.477	742	624,890.57	66.93
Refinance (Cash Out)	108	74,426,835.01	35.79	6.519	752	689,137.36	63.95
Total	298	$207,941,245.60	100.00%

Occupancy Types for the Group 10 Mortgage Loans (1)

Occupancy Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
Primary Home	278	$195,324,756.30	93.93%	6.471%	752	$702,607.04	69.00%
Secondary Home	5	3,806,851.76	1.83	6.863	731	761,370.35	65.34
Investment	15	8,809,637.54	4.24	6.978	740	587,309.17	63.89
Total	298	$207,941,245.60	100.00%
____________
(1)	Based upon representations of the related mortgagors at the time of origination.

Loan Documentation Type for the Group 10 Mortgage Loans

Type of Program	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
Full/Alternate	109	$75,548,681.99	36.33%	6.370%	759	$693,107.17	70.02%
Limited	5	2,350,984.76	1.13	6.653	717	470,196.95	75.34
Stated Income	168	118,908,192.64	57.18	6.540	750	707,786.86	68.37
No Ratio	6	4,769,905.62	2.29	7.015	721	794,984.27	56.08
No Income/No Asset	4	2,984,381.21	1.44	6.300	748	746,095.30	72.47
No Doc	6	3,379,099.38	1.63	7.300	694	563,183.23	61.88
Total	298	$207,941,245.60	100.00%

Loan Age for the Group 10 Mortgage Loans (1)

Loan Ages (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
1 – 5	1	$1,000,000.00	0.48%	7.500%	620	$1,000,000.00	33.90%
6 – 10	24	14,932,042.88	7.18	6.476	732	622,168.45	70.55
11 – 15	254	179,265,160.13	86.21	6.495	755	705,768.35	68.77
16 – 20	19	12,744,042.59	6.13	6.513	737	670,739.08	68.53
Total	298	$207,941,245.60	100.00%

____________
(1)	As of the Cut-off Date, the weighted average loan age of the Group 10 Mortgage Loans was approximately 13 months.

Loan Programs for the Group 10 Mortgage Loans

Loan Program	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
10/1 CMT Interest Only	5	$2,562,900.09	1.23%	6.454%	762	$512,580.02	66.47%
10/1 LIBOR Fully Amortizing	19	11,033,909.98	5.31	6.519	760	580,732.10	64.59
10/1 LIBOR 40/30 Balloon	1	582,454.91	0.28	6.375	803	582,454.91	70.00
10/1 LIBOR Interest Only	206	155,411,117.33	74.74	6.426	757	754,422.90	67.78
10/6 LIBOR Fully Amortizing	8	4,502,909.70	2.17	6.510	720	562,863.71	63.02
10/6 LIBOR Interest Only	59	33,847,953.59	16.28	6.834	723	573,694.13	75.29
Total	298	$207,941,245.60	100.00%

Original Interest Only Terms of the Group 10 Mortgage Loans

Original Interest Only Term (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
0	28	$16,119,274.59	7.75%	6.511%	751	$575,688.38	64.34%
60	1	158,120.00	0.08	6.000	722	158,120.00	42.88
120	269	191,663,851.01	92.17	6.499	751	712,505.02	69.11
Total	298	$207,941,245.60	100.00%

Remaining Interest Only Terms of the Group 10 Mortgage Loans

Remaining Interest Only Term (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
0	28	$16,119,274.59	7.75%	6.511%	751	$575,688.38	64.34%
46 – 50	1	158,120.00	0.08	6.000	722	158,120.00	42.88
101 – 105	51	33,550,385.05	16.13	6.627	737	657,850.69	71.20
106 – 110	202	148,746,010.27	71.53	6.470	757	736,366.39	68.67
111 – 115	15	8,367,455.69	4.02	6.369	726	557,830.38	72.80
116 – 120	1	1,000,000.00	0.48	7.500	620	1,000,000.00	33.90
Total	298	$207,941,245.60	100.00%

Prepayment Charge Terms and Types of the Group 10 Mortgage Loans (1)

Prepayment Charge Term and Type (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
None	161	$116,928,660.71	56.23%	6.577%	750	$726,264.97	67.60%
6 – Hard	1	849,477.38	0.41	6.250	711	849,477.38	64.15
12 – Hard	27	18,530,179.98	8.91	6.480	762	686,302.96	66.69
12 – Soft	1	840,000.00	0.40	7.250	739	840,000.00	70.00
24 – Hard	12	7,142,341.82	3.43	6.324	750	595,195.15	74.92
36 – Hard	78	53,300,936.75	25.63	6.295	759	683,345.34	70.49
36 – Soft	18	10,349,648.96	4.98	6.789	718	574,980.50	71.85
Total	298	$207,941,245.60	100.00%
____________
(1)	The prepayment charge term starts on the date of origination.

Remaining Prepayment Charge Terms of the Group 10 Mortgage Loans

Remaining Prepayment Charge Term (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
None	189	$136,676,332.89	65.73%	6.567%	751	$723,155.20	67.43%
1 – 5	1	471,985.18	0.23	6.250	740	471,985.18	80.00
6 – 10	1	945,000.00	0.45	6.250	800	945,000.00	75.90
11 – 15	11	6,197,341.82	2.98	6.335	743	563,394.71	74.77
16 – 20	4	2,319,949.74	1.12	6.409	716	579,987.44	71.26
21 – 25	88	58,775,239.64	28.27	6.359	755	667,900.45	70.47
26 – 30	4	2,555,396.33	1.23	6.721	730	638,849.08	75.75
Total	298	$207,941,245.60	100.00%

Gross Margins for the Group 10 Mortgage Loans (1)

Range of Gross Margins (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
1.500 – 1.999	7	$5,100,739.17	2.45%	6.625%	779	$728,677.02	75.05%
2.000 – 2.499	100	57,889,595.74	27.84	6.723	729	578,895.96	72.24
2.500 – 2.999	191	144,950,910.69	69.71	6.406	759	758,905.29	67.09
Total	298	$207,941,245.60	100.00%

____________
(1)As of the Cut-off Date, the weighted average Gross Margin of the Group 10 Mortgage Loans was approximately 2.589%.

Months to Initial Adjustment Date for the Group 10 Mortgage Loans

Range of Number of Months to Initial Adjustment Date	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
101 – 110	278	$195,494,306.89	94.01%	6.499%	753	$703,216.93	68.92%
111 – 120	20	12,446,938.71	5.99	6.506	722	622,346.94	65.63
Total	298	$207,941,245.60	100.00%

Maximum Mortgage Rates for the Group 10 Mortgage Loans (1)

Range of Maximum Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
10.000 – 10.499	1	$684,800.00	0.33%	5.375%	752	$684,800.00	80.00%
10.500 – 10.999	15	10,166,845.60	4.89	5.776	773	677,789.71	68.87
11.000 – 11.499	109	79,132,087.10	38.06	6.260	760	725,982.45	67.84
11.500 – 11.999	101	76,409,121.74	36.75	6.605	757	756,525.96	67.27
12.000 – 12.499	17	10,376,931.92	4.99	6.769	722	610,407.76	73.06
12.500 – 12.999	24	14,144,712.70	6.80	6.750	720	589,363.03	70.88
13.000 – 13.499	25	13,825,024.52	6.65	7.163	714	553,000.98	73.59
13.500 – 13.999	6	3,201,722.02	1.54	7.575	727	533,620.34	77.56
Total	298	$207,941,245.60	100.00%
____________
(1)	As of the Cut-off Date, the weighted average Maximum Mortgage Rate of the Group 10 Mortgage Loans was approximately 11.682%.

Initial Periodic Rate Caps for the Group 10 Mortgage Loans (1)

Initial Periodic Rate Cap (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
3.000	1	$840,000.00	0.40%	7.250%	739	$840,000.00	70.00%
5.000	230	169,622,997.37	81.57	6.430	757	737,491.29	67.59
6.000	67	37,478,248.23	18.02	6.796	725	559,376.84	73.81
Total	298	$207,941,245.60	100.00%

____________
(1)	As of the Cut-off Date, the weighted average Initial Periodic Rate Cap for the Group 10 Mortgage Loans was approximately 5.172%.

Subsequent Periodic Rate Caps for the Group 10 Mortgage Loans (1)

Subsequent PeriodicRate Cap (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
1.000	2	$1,077,600.00	0.52%	7.336%	688	$538,800.00	80.00%
2.000	296	206,863,645.60	99.48	6.495	752	698,863.67	68.66
Total	298	$207,941,245.60	100.00%
____________
(1)	As of the Cut-off Date, the weighted average Subsequent Periodic Rate Cap for the Group 10 Mortgage Loans was approximately 1.995%.

Origination Channels for the Group 10 Mortgage Loans

Origination Channel	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to-Value Ratio
Mortgage professionals	217	$155,693,010.64	74.87%	6.474%	754	$717,479.31	69.02%
Consumer Directl	24	18,587,035.37	8.94	6.416	763	774,459.81	61.57
Conduit	57	33,661,199.59	16.19	6.661	731	590,547.36	71.27
Total	298	$207,941,245.60	100.00%

Aggregate Loan Group II

Mortgage Rates for the Mortgage Loans in Aggregate Loan Group II (1)

Range of Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
1.501 – 2.000	1	$569,953.69	0.03%	1.950%	701	$569,953.69	73.36%
3.001 – 3.500	5	2,297,565.04	0.13	3.500	760	459,513.01	66.60
3.501 – 4.000	32	18,081,162.87	1.03	3.892	763	565,036.34	65.15
4.001 – 4.500	186	110,568,388.95	6.29	4.371	767	594,453.70	64.52
4.501 – 5.000	423	232,677,195.72	13.24	4.835	756	550,064.29	67.16
5.001 – 5.500	457	240,827,814.94	13.71	5.313	743	526,975.53	70.77
5.501 – 6.000	494	241,742,407.90	13.76	5.835	736	489,357.10	71.58
6.001 – 6.500	661	388,153,958.97	22.09	6.345	738	587,222.33	71.44
6.501 – 7.000	609	320,763,839.04	18.26	6.792	724	526,705.81	72.92
7.001 – 7.500	277	131,164,600.40	7.47	7.302	706	473,518.41	74.96
7.501 – 8.000	156	51,490,044.11	2.93	7.741	696	330,064.39	79.85
8.001 – 8.500	41	12,571,301.48	0.72	8.305	696	306,617.11	81.97
8.501 – 9.000	15	4,248,482.01	0.24	8.713	671	283,232.13	84.47
9.001 – 9.500	6	1,070,149.38	0.06	9.232	662	178,358.23	87.25
9.501 – 10.000	3	548,298.06	0.03	9.625	635	182,766.02	91.34
10.501 – 11.000	2	138,078.64	0.01	10.750	664	69,039.32	82.60
Total	3,368	$1,756,913,241.20	100.00%
____________
(1)
The Mortgage Rates listed in the preceding table include lender acquired mortgage insurance premiums.  As of the Cut-off Date, the weighted average Mortgage Rate of the Mortgage Loans in Aggregate Loan Group II was approximately 5.996% per annum. As of the Cut-off Date, the weighted average Mortgage Rate of the Aggregate Loan Group II Mortgage Loans net of the insurance premiums charged by the lender was approximately 5.996% per annum.

Current Principal Balances for the Mortgage Loans in Aggregate Loan Group II (1)

Range of Current Mortgage Loan Principal Balances ($)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
0.01 – 50,000.00	14	$547,695.61	0.03%	7.551%	693	$39,121.12	70.05%
50,000.01 – 100,000.00	63	4,959,495.94	0.28	6.786	713	78,722.16	72.84
100,000.01 – 150,000.00	162	20,553,575.95	1.17	6.780	707	126,873.93	78.07
150,000.01 – 200,000.00	176	31,056,731.48	1.77	6.541	721	176,458.70	78.48
200,000.01 – 250,000.00	152	34,078,907.98	1.94	6.421	719	224,203.34	78.22
250,000.01 – 300,000.00	117	32,066,884.09	1.83	6.291	710	274,075.93	76.31
300,000.01 – 350,000.00	94	30,507,376.67	1.74	6.029	723	324,546.56	77.09
350,000.01 – 400,000.00	95	35,735,556.57	2.03	6.188	716	376,163.75	74.81
400,000.01 – 450,000.00	376	162,541,972.41	9.25	5.938	733	432,292.48	73.60
450,000.01 – 500,000.00	520	248,266,218.66	14.13	6.051	731	477,435.04	74.43
500,000.01 – 550,000.00	361	189,333,486.28	10.78	5.813	738	524,469.49	73.04
550,000.01 – 600,000.00	306	176,325,524.58	10.04	5.805	739	576,227.20	72.01
600,000.01 – 650,000.00	254	159,981,212.74	9.11	5.767	739	629,847.29	70.55
650,000.01 – 700,000.00	121	82,044,870.21	4.67	5.964	743	678,056.78	69.86
700,000.01 – 750,000.00	111	81,281,958.41	4.63	6.214	743	732,269.90	69.77
750,000.01 – 800,000.00	82	63,586,632.76	3.62	5.948	746	775,446.74	69.72
800,000.01 – 850,000.00	50	41,344,604.48	2.35	5.918	759	826,892.09	67.03
850,000.01 – 900,000.00	50	43,918,048.47	2.50	5.869	738	878,360.97	68.83
900,000.01 – 950,000.00	46	42,667,923.15	2.43	5.635	747	927,563.55	65.90
950,000.01 –1,000,000.00	102	100,643,201.95	5.73	5.981	733	986,698.06	64.25
1,000,000.01 – 1,250,000.00	47	53,064,885.64	3.02	6.166	751	1,129,040.12	65.76
1,250,000.01 – 1,500,000.00	43	59,575,982.46	3.39	6.252	746	1,385,487.96	64.52
1,500,000.01 – 1,750,000.00	5	8,127,604.97	0.46	6.469	747	1,625,520.99	69.30
1,750,000.01 – 2,000,000.00	9	17,290,073.11	0.98	6.311	730	1,921,119.23	58.29
2,000,000.01 – 2,250,000.00	3	6,325,389.40	0.36	6.747	765	2,108,463.13	64.67
2,250,000.01 – 2,500,000.00	1	2,251,500.00	0.13	6.625	776	2,251,500.00	54.91
3,000,000.01 – 3,250,000.00	2	6,261,722.47	0.36	6.057	715	3,130,861.24	73.57
3,250,000.01 – 3,500,000.00	1	3,500,000.00	0.20	5.875	709	3,500,000.00	50.72
3,500,000.01 – 3,750,000.00	1	3,640,000.00	0.21	6.875	711	3,640,000.00	70.00
3,750,000.01 – 4,000,000.00	4	15,434,204.76	0.88	6.086	749	3,858,551.19	65.97
Total	3,368	$1,756,913,241.20	100.00%
____________
(1)	As of the Cut-off Date, the average principal balance of the Mortgage Loans in Aggregate Loan Group II was approximately $521,648.82.

Original Loan-to-Value Ratios for the Mortgage Loans in Aggregate Loan Group II (1)

Range of Original Loan-to-Value Ratios (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
0.01 – 10.00	3	$1,568,008.36	0.09%	6.630%	748	$522,669.45	8.96%
10.01 – 20.00	4	2,150,713.73	0.12	4.490	785	537,678.43	18.21
20.01 – 30.00	13	7,786,476.32	0.44	5.515	771	598,959.72	27.20
30.01 – 40.00	59	36,124,312.94	2.06	5.569	759	612,276.49	35.81
40.01 – 50.00	128	78,225,110.01	4.45	5.453	756	611,133.67	46.18
50.01 – 60.00	246	164,042,759.10	9.34	5.591	749	666,840.48	56.09
60.01 – 70.00	587	376,060,210.87	21.40	5.909	741	640,647.72	66.01
70.01 – 80.00	2,136	1,033,437,306.03	58.82	6.112	732	483,818.96	78.11
80.01 – 90.00	114	37,020,085.56	2.11	6.533	705	324,737.59	87.25
90.01 – 100.00	78	20,498,258.28	1.17	7.121	697	262,798.18	94.82
Total	3,368	$1,756,913,241.20	100.00%
____________
(1)	As of the Cut-off Date, the weighted average original Loan-to-Value Ratio of the Mortgage Loans in Aggregate Loan Group II was approximately 71.20%.

Original Term to Stated Maturity for the Mortgage Loans in Aggregate Loan Group II

Original Term to Stated maturity (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
360	3,368	$1,756,913,241.20	100.00%	5.996%	736	$521,648.82	71.20%
Total	3,368	$1,756,913,241.20	100.00%

Remaining Terms to Stated Maturity for the Mortgage Loans in Aggregate Loan Group II (1)

Remaining Terms to Stated Maturity (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
206 – 210	1	$46,904.00	0.00%	7.625%	767	$46,904.00	74.98%
211 – 215	1	39,918.43	0.00	8.250	727	39,918.43	59.52
221 – 225	1	278,853.73	0.02	7.875	692	278,853.73	80.00
231 – 235	1	100,933.19	0.01	8.125	730	100,933.19	79.99
241 – 245	1	90,056.40	0.01	7.500	701	90,056.40	70.00
261 – 265	6	795,966.20	0.05	7.821	736	132,661.03	74.74
266 – 270	3	366,329.45	0.02	7.750	728	122,109.82	89.30
271 – 275	3	263,968.38	0.02	7.529	683	87,989.46	78.30
276 – 280	1	187,954.12	0.01	9.375	661	187,954.12	71.03
286 – 290	1	324,301.56	0.02	7.750	725	324,301.56	48.68
291 – 295	1	102,133.57	0.01	10.750	651	102,133.57	80.00
296 – 300	1	579,942.37	0.03	4.800	712	579,942.37	71.79
301 – 305	2	824,150.43	0.05	5.625	704	412,075.22	72.67
306 – 310	158	87,612,488.44	4.99	4.867	762	554,509.42	63.73
311 – 315	208	106,772,704.01	6.08	5.024	752	513,330.31	65.07
316 – 320	426	207,625,694.29	11.82	4.847	751	487,384.26	68.17
321 – 325	398	208,672,838.81	11.88	5.352	749	524,303.62	71.78
326 – 330	143	64,225,522.14	3.66	5.523	737	449,129.53	72.38
331 – 335	224	94,017,277.98	5.35	5.935	720	419,719.99	73.29
336 – 340	288	120,018,073.20	6.83	6.412	721	416,729.42	72.52
341 – 345	311	166,174,351.55	9.46	6.644	730	534,322.67	73.55
346 – 350	743	455,998,696.76	25.95	6.556	738	613,726.38	71.53
351 – 355	213	109,208,226.73	6.22	6.472	725	512,714.68	73.74
356 – 360	233	132,585,955.46	7.55	7.068	700	569,038.44	75.40
Total	3,368	$1,756,913,241.20	100.00%
____________
(1)	As of the Cut-off Date, the weighted average remaining term to stated maturity of the Mortgage Loans in Aggregate Loan Group II was approximately 335 months.

Geographic Distribution of the Mortgaged Properties for the Mortgage Loans in Aggregate Loan Group II

Geographic Area	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
Alabama	3	$1,146,966.67	0.07%	6.933%	683	$382,322.22	69.00%
Alaska	2	82,702.72	0.00	8.276	788	41,351.36	47.85
Arizona	89	44,093,174.71	2.51	6.157	733	495,428.93	71.62
Arkansas	5	1,239,808.95	0.07	7.304	665	247,961.79	82.24
California	1,888	1,095,665,603.47	62.36	5.952	740	580,331.36	70.70
Colorado	56	23,496,753.85	1.34	6.266	726	419,584.89	70.36
Connecticut	27	15,506,075.29	0.88	5.816	750	574,299.08	66.28
Delaware	3	1,036,343.78	0.06	5.787	721	345,447.93	73.01
District of Columbia	5	2,799,891.70	0.16	6.278	683	559,978.34	71.64
Florida	188	79,125,746.09	4.50	6.252	725	420,881.63	72.00
Georgia	70	29,791,278.62	1.70	5.483	735	425,589.69	75.08
Hawaii	25	16,220,460.96	0.92	6.030	746	648,818.44	67.26
Idaho	11	3,403,162.94	0.19	6.270	712	309,378.45	69.08
Illinois	47	25,492,074.33	1.45	5.780	739	542,384.56	67.28
Indiana	1	1,660,000.00	0.09	6.375	776	1,660,000.00	80.00
Iowa	1	189,999.98	0.01	5.500	636	189,999.98	95.00
Kansas	5	895,968.02	0.05	6.388	695	179,193.60	81.57
Kentucky	1	164,700.00	0.01	6.250	666	164,700.00	90.00
Louisiana	1	412,325.47	0.02	6.375	621	412,325.47	79.71
Maine	5	2,206,911.36	0.13	5.434	701	441,382.27	64.88
Maryland	62	35,146,426.56	2.00	6.247	730	566,877.85	73.26
Massachusetts	64	31,827,296.92	1.81	5.460	749	497,301.51	70.53
Michigan	109	29,343,878.96	1.67	6.264	715	269,209.90	76.19
Minnesota	27	10,298,294.76	0.59	5.888	738	381,418.32	73.65
Mississippi	2	289,064.11	0.02	8.202	675	144,532.06	87.14
Missouri	9	2,172,261.70	0.12	5.824	738	241,362.41	69.96
Montana	2	906,713.89	0.05	7.496	703	453,356.95	84.00
Nebraska	1	35,945.07	0.00	10.750	702	35,945.07	90.00
Nevada	72	25,839,246.92	1.47	6.440	723	358,878.43	75.70
New Hampshire	10	4,893,773.51	0.28	5.237	738	489,377.35	67.09
New Jersey	54	31,317,867.51	1.78	6.181	721	579,960.51	72.02
New Mexico	2	1,154,646.84	0.07	5.119	768	577,323.42	70.39
New York	121	74,263,139.71	4.23	6.196	725	613,744.96	69.38
North Carolina	21	7,393,982.34	0.42	5.895	714	352,094.40	74.94
Ohio	9	2,915,407.40	0.17	5.243	716	323,934.16	75.75
Oklahoma	5	1,518,798.35	0.09	6.074	738	303,759.67	71.53
Oregon	30	10,023,242.18	0.57	6.045	731	334,108.07	75.67
Pennsylvania	15	7,961,468.20	0.45	5.670	747	530,764.55	71.96
Rhode Island	5	1,656,737.63	0.09	6.528	759	331,347.53	72.84
South Carolina	32	20,526,654.67	1.17	6.218	734	641,457.96	64.41
Tennessee	18	3,467,850.13	0.20	6.030	710	192,658.34	80.79
Texas	60	21,334,638.56	1.21	6.264	739	355,577.31	77.00
Utah	19	5,440,215.80	0.31	6.298	733	286,327.15	72.37
Vermont	1	458,775.05	0.03	4.875	661	458,775.05	32.86
Virginia	109	53,417,630.62	3.04	5.836	727	490,070.01	74.21
Washington	73	27,980,249.45	1.59	6.202	723	383,291.09	74.55
Wisconsin	3	699,085.45	0.04	7.064	690	233,028.48	80.00
Total	3,368	$1,756,913,241.20	100.00%

Mortgagors’ FICO Credit Scores for the Mortgage Loans in Aggregate Loan Group II (1)

Range of FICO Credit Scores	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
Not available	1	$333,700.00	0.02%	5.375%	N/A	$333,700.00	79.83%
620	9	3,003,279.66	0.17	7.004	620	333,697.74	60.16
621 – 640	129	51,014,015.05	2.90	6.667	630	395,457.48	75.64
641 – 660	204	88,180,162.29	5.02	6.528	652	432,255.70	74.53
661 – 680	282	123,773,060.64	7.04	6.432	671	438,911.56	75.91
681 – 700	388	196,285,151.64	11.17	6.260	691	505,889.57	73.24
701 – 720	384	205,191,389.46	11.68	6.196	710	534,352.58	71.04
721 – 740	379	203,385,978.21	11.58	6.064	730	536,638.46	71.95
741 – 760	412	213,606,738.57	12.16	5.834	751	518,462.96	71.76
761 – 780	467	270,401,486.93	15.39	5.874	771	579,018.17	70.46
781 – 800	463	266,007,785.91	15.14	5.631	791	574,530.86	68.47
801 – 820	247	134,797,596.55	7.67	5.396	807	545,739.26	65.42
821 – 840	3	932,896.29	0.05	6.490	824	310,965.43	58.04
Total	3,368	$1,756,913,241.20	100.00%
____________
(1)
As of the Cut-off Date, the weighted average FICO Credit Score of the Mortgage Loans in Aggregate Loan Group II (not including the Aggregate Group II Mortgage Loans for which the FICO Credit Score was not available) was approximately 736.

Types of Mortgaged Properties for the Mortgage Loans in Aggregate Loan Group II

Property Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
Single Family Residence	2,184	$1,151,425,283.43	65.54%	5.978%	737	$527,209.38	70.87%
Planned Unit Development (PUD)	661	359,450,057.11	20.46	5.880	737	543,797.36	71.23
Low-Rise Condominium	258	105,149,018.21	5.98	6.119	732	407,554.33	75.07
Two Family Residence	113	58,201,810.51	3.31	6.410	723	515,060.27	72.85
High-Rise Condominium	40	22,283,037.92	1.27	5.893	739	557,075.95	70.92
Four Family Residence	40	22,738,373.96	1.29	6.365	734	568,459.35	69.22
Three Family Residence	50	26,993,185.26	1.54	6.641	732	539,863.71	69.64
Townhouse	17	9,360,106.28	0.53	5.936	753	550,594.49	66.13
Cooperative	2	167,038.86	0.01	9.633	678	83,519.43	73.20
Condominium Hotel	3	1,145,329.66	0.07	7.351	744	381,776.55	73.31
Total	3,368	$1,756,913,241.20	100.00%

Purposes of the Mortgage Loans in Aggregate Loan Group II

Loan Purpose	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
Purchase	1,614	$792,870,066.10	45.13%	6.006%	738	$491,245.39	75.97%
Refinance (Rate/Term)	827	457,127,691.69	26.02	5.827	739	552,754.16	67.28
Refinance (Cash Out)	927	506,915,483.41	28.85	6.132	731	546,834.39	67.27
Total	3,368	$1,756,913,241.20	100.00%

Occupancy Types for the Mortgage Loans in Aggregate Loan Group II (1)

Occupancy Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
Primary Residence	2,955	$1,572,657,664.42	89.51%	5.935%	737	$532,202.26	71.43%
Second Home	118	56,521,488.92	3.22	6.252	731	478,995.67	71.00
Investment	295	127,734,087.86	7.27	6.631	731	432,996.91	68.41
Total	3,368	$1,756,913,241.20	100.00%
____________
(1)	Based upon representations of the related mortgagors at the time of origination.

Loan Documentation Type for the Mortgage Loans in Aggregate Loan Group II

Type of Program	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
Full/Alternate	1,309	$658,288,061.10	37.47%	5.533%	748	$502,893.86	71.47%
Fast Forward	57	31,562,620.46	1.80	4.986	755	553,730.18	70.52
Limited	14	6,410,967.06	0.36	5.374	753	457,926.22	61.80
Stated Income	1,538	844,204,773.22	48.05	6.240	731	548,897.77	71.46
No Ratio	191	102,405,523.76	5.83	6.615	721	536,154.57	69.75
No Income/ No Asset	107	50,565,218.01	2.88	6.569	714	472,572.13	72.89
No Doc	152	63,476,077.59	3.61	6.651	723	417,605.77	67.12
Total	3,368	$1,756,913,241.20	100.00%

Loan Age for the Mortgage Loans in Aggregate Loan Group II (1)

Loan Ages (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
1 – 5	259	$142,986,530.45	8.14%	7.078%	700	$552,071.55	75.80%
6 – 10	252	133,901,931.75	7.62	6.366	728	531,356.87	73.15
11 – 15	887	532,524,110.91	30.31	6.599	737	600,365.40	71.93
16 – 20	131	69,609,793.82	3.96	6.669	724	531,372.47	72.39
21 – 25	325	131,097,967.41	7.46	6.262	720	403,378.36	72.00
26 – 30	180	74,967,956.18	4.27	5.915	722	416,488.65	74.88
31 – 35	214	110,980,484.58	6.32	5.385	745	518,600.40	71.34
36 – 40	347	176,236,147.07	10.03	5.313	751	507,885.15	71.87
41 – 45	391	189,004,197.96	10.76	4.850	750	483,386.70	68.04
46 – 50	297	160,206,686.35	9.12	4.928	757	539,416.45	63.81
51 – 55	62	31,396,022.89	1.79	5.048	754	506,387.47	66.87
56 – 60	2	824,150.43	0.05	5.625	704	412,075.22	72.67
61 – 65	1	579,942.37	0.03	4.800	712	579,942.37	71.79
66 – 70	1	102,133.57	0.01	10.750	651	102,133.57	80.00
71 – 75	1	324,301.56	0.02	7.750	725	324,301.56	48.68
81 – 85	1	187,954.12	0.01	9.375	661	187,954.12	71.03
86 – 90	3	263,968.38	0.02	7.529	683	87,989.46	78.30
91 – 95	4	520,597.33	0.03	7.750	753	130,149.33	85.06
96 – 100	5	641,698.32	0.04	7.838	718	128,339.66	74.68
111 – 115	1	90,056.40	0.01	7.500	701	90,056.40	70.00
126 – 130	1	100,933.19	0.01	8.125	730	100,933.19	79.99
136 – 140	1	278,853.73	0.02	7.875	692	278,853.73	80.00
146 – 150	2	86,822.43	0.00	7.912	749	43,411.22	67.87
Total	3,368	$1,756,913,241.20	100.00%
____________
(1)	As of the Cut-off Date, the weighted average loan age of the Mortgage Loans in Aggregate Loan Group II was approximately 25 months.

Loan Programs for the Mortgage Loans in Aggregate Loan Group II

Loan Program	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
3/1 CMT Fully Amortizing	24	$3,468,710.89	0.20%	7.762%	697	$144,529.62	72.31%
3/1 CMT Interest Only	25	11,312,637.60	0.64	6.067	725	452,505.50	77.36
3/1 LIBOR Fully Amortizing	26	5,632,283.71	0.32	7.125	700	216,626.30	77.56
3/1 LIBOR 40/30 Balloon	2	453,261.89	0.03	7.392	664	226,630.95	91.43
3/1 LIBOR Interest Only	56	19,263,195.05	1.10	6.367	724	343,985.63	75.62
3/6 LIBOR Fully Amortizing	68	16,904,833.89	0.96	6.457	706	248,600.50	76.72
3/6 LIBOR 45/30 Balloon	7	1,694,498.02	0.10	6.635	659	242,071.15	75.00
3/6 LIBOR Interest Only	244	59,273,389.77	3.37	6.344	704	242,923.73	77.96
4/6 LIBOR Interest Only	1	519,856.27	0.03	5.500	696	519,856.27	78.79
5/1 CMT Fully Amortizing	105	50,891,577.43	2.90	4.866	756	484,681.69	67.01
5/1 CMT Interest Only	180	102,722,931.71	5.85	5.070	755	570,682.95	70.23
5/1 LIBOR Fully Amortizing	75	32,235,640.22	1.83	5.855	729	429,808.54	75.49
5/1 LIBOR 40/30 Balloon	30	8,711,450.61	0.50	7.414	690	290,381.69	79.34
5/1 LIBOR Interest Only	524	306,867,118.94	17.47	6.496	718	585,624.27	74.97
5/6 LIBOR Fully Amortizing	167	74,001,053.37	4.21	5.554	738	443,120.08	65.98
5/6 LIBOR 40/30 Balloon	4	1,284,312.34	0.07	6.977	732	321,078.09	79.98
5/6 LIBOR Interest Only	688	356,061,235.50	20.27	5.731	733	517,530.87	71.63
7/1 CMT Fully Amortizing	16	8,195,855.91	0.47	4.774	758	512,240.99	64.58
7/1 CMT Interest Only	11	5,912,265.84	0.34	5.749	776	537,478.71	76.83
7/1 LIBOR Fully Amortizing	24	14,789,089.30	0.84	5.944	738	616,212.05	73.89
7/1 LIBOR Interest Only	295	192,390,846.21	10.95	6.462	743	652,172.36	71.80
7/6 LIBOR Fully Amortizing	82	34,699,396.16	1.98	5.181	761	423,163.37	66.98
7/6 LIBOR Interest Only	167	92,467,136.47	5.26	5.611	738	553,695.43	67.22
10/1 CMT Fully Amortizing	5	2,481,214.46	0.14	5.242	777	496,242.89	72.69
10/1 CMT Interest Only	9	4,407,029.36	0.25	6.087	755	489,669.93	68.57
10/1 LIBOR Fully Amortizing	30	17,272,928.46	0.98	6.191	760	575,764.28	64.46
10/1 LIBOR 40/30 Balloon	1	582,454.91	0.03	6.375	803	582,454.91	70.00
10/1 LIBOR Interest Only Fully Amortizing	242	177,920,187.24	10.13	6.347	755	735,207.39	67.69
10/6 LIBOR	88	46,408,964.90	2.64	5.539	750	527,374.60	66.32
10/6 LIBOR Interest Only Fully Amortizing	172	108,087,884.77	6.15	6.084	739	628,417.93	69.47
Total	3,368	$1,756,913,241.20	100.00%

Original Interest Only Terms of the Mortgage Loans in Aggregate Loan Group II

Original Interest Only Term (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
0	754	$319,707,526.47	18.20%	5.628%	742	$424,015.29	68.91%
12	1	763,000.00	0.04	4.500	803	763,000.00	79.56
36	171	42,210,753.91	2.40	6.462	715	246,846.51	78.76
60	787	421,636,470.12	24.00	5.400	742	535,751.55	71.39
84	121	59,956,196.43	3.41	6.094	739	495,505.76	72.04
120	1,534	912,639,294.27	51.95	6.373	732	594,940.87	71.50
Total	3,368	$1,756,913,241.20	100.00%

Remaining Interest Only Terms of the Mortgage Loans in Aggregate Loan Group II

Remaining Interest Only Term (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
0	840	$335,454,773.70	19.09%	5.699%	740	$399,350.92	69.41%
1 – 5	10	3,020,937.37	0.17	5.298	709	302,093.74	80.35
6 – 10	98	49,092,773.83	2.79	5.007	758	500,946.67	67.94
11 – 15	95	43,745,285.36	2.49	5.229	738	460,476.69	67.82
16 – 20	165	89,895,370.36	5.12	4.677	750	544,820.43	69.49
21 – 25	184	105,135,487.74	5.98	5.339	744	571,388.52	73.36
26 – 30	65	33,817,093.62	1.92	5.369	740	520,262.98	72.74
31 – 35	67	28,926,250.91	1.65	5.781	719	431,735.09	73.15
36 – 40	51	19,449,155.17	1.11	6.300	713	381,355.98	74.62
41 – 45	53	24,778,971.37	1.41	5.977	744	467,527.76	74.34
46 – 50	85	46,921,636.75	2.67	6.432	731	552,019.26	72.90
51 – 55	50	27,477,691.07	1.56	6.115	734	549,553.82	74.33
56 – 60	8	1,430,661.94	0.08	5.570	713	178,832.74	73.34
61 – 65	4	2,180,158.74	0.12	6.053	749	545,039.69	78.95
66 – 70	55	33,827,735.78	1.93	6.106	744	615,049.74	67.53
71 – 75	42	25,216,548.07	1.44	5.721	733	600,394.00	66.80
76 – 80	82	44,405,140.49	2.53	4.934	760	541,526.10	66.14
81 – 85	87	49,539,760.66	2.82	5.314	761	569,422.54	71.93
86 – 90	36	14,222,992.39	0.81	5.818	733	395,083.12	71.56
91 – 95	71	41,160,530.72	2.34	5.929	716	579,725.78	69.73
96 – 100	123	62,724,445.60	3.57	6.410	729	509,954.84	70.85
101 – 105	224	131,403,121.80	7.48	6.674	728	586,621.08	73.45
106 – 110	561	363,659,858.61	20.70	6.519	740	648,235.04	71.22
111 – 115	124	62,501,441.72	3.56	6.539	721	504,043.88	73.91
116 – 120	188	116,925,417.43	6.66	7.018	701	621,943.71	74.57
Total	3,368	$1,756,913,241.20	100.00%

Prepayment Charge Terms and Types of the Mortgage Loans in Aggregate Loan Group II (1)

Prepayment Charge Term and Type (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
None	2,076	$1,112,101,153.58	63.30%	5.872%	741	$535,694.20	70.49%
6 – Hard	6	3,631,497.12	0.21	6.560	708	605,249.52	75.12
7 – Hard	4	1,648,799.94	0.09	6.819	695	412,199.99	78.76
12 – Hard	186	121,694,404.21	6.93	6.580	722	654,270.99	72.35
12 – Soft	16	10,843,093.26	0.62	5.808	739	677,693.33	74.31
24 – Hard	68	34,173,124.01	1.95	6.611	721	502,545.94	74.40
24 – Soft	12	4,219,280.04	0.24	6.606	710	351,606.67	80.86
30 – Soft	1	431,200.00	0.02	7.500	765	431,200.00	80.00
36 – Hard	392	180,389,164.69	10.27	6.420	726	460,176.44	73.12
36 – Soft	490	226,269,879.34	12.88	6.021	729	461,775.26	72.55
60 – Hard	2	515,742.92	0.03	6.329	642	257,871.46	80.00
60 – Soft	115	60,995,902.09	3.47	5.314	745	530,399.15	67.55
Total	3,368	$1,756,913,241.20	100.00%
____________
(1)	The prepayment charge term starts on the date of origination.

Remaining Prepayment Charge Terms of the Mortgage Loans in Aggregate Loan Group II

Remaining Prepayment Charge Term (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
None	2,367	$1,281,799,539.59	72.96%	5.876%	741	$541,529.17	70.54%
1 – 5	83	44,951,923.51	2.56	5.847	734	541,589.44	71.26
6 – 10	200	92,972,418.00	5.29	6.264	714	464,862.09	74.45
11 – 15	209	78,288,808.38	4.46	6.076	722	374,587.60	72.70
16 – 20	67	27,205,146.62	1.55	6.761	716	406,046.96	72.76
21 – 25	303	169,009,554.34	9.62	6.399	736	557,787.31	71.64
26 – 30	62	27,698,056.99	1.58	6.194	714	446,742.85	74.72
31 – 35	70	32,780,050.85	1.87	7.033	694	468,286.44	77.76
36 – 40	4	1,605,200.00	0.09	6.183	739	401,300.00	65.72
41 – 45	3	602,542.92	0.03	6.515	650	200,847.64	78.56
Total	3,368	$1,756,913,241.20	100.00%

Gross Margins for the Mortgage Loans in Aggregate Loan Group II (1)

Range of Gross Margins (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
1.500 – 1.999	28	$15,035,574.42	0.86%	6.449%	742	$536,984.80	75.97%
2.000 – 2.499	1,620	808,992,052.01	46.05	5.972	734	499,377.81	72.29
2.500 – 2.999	1,435	844,569,070.81	48.07	5.948	741	588,549.88	69.29
3.000 – 3.499	56	22,126,889.24	1.26	6.756	703	395,123.02	77.23
3.500 – 3.999	56	17,900,951.39	1.02	6.697	704	319,659.85	81.69
4.000 – 4.499	28	8,484,406.63	0.48	7.014	701	303,014.52	80.43
4.500 – 4.999	46	13,077,373.66	0.74	5.932	709	284,290.73	78.24
5.000 – 5.499	48	12,226,036.32	0.70	6.567	709	254,709.09	76.80
5.500 – 5.999	41	10,917,668.97	0.62	6.556	697	266,284.61	77.40
6.000 – 6.499	8	2,965,309.35	0.17	6.659	704	370,663.67	79.35
6.500 – 6.999	1	129,479.01	0.01	8.700	627	129,479.01	80.00
7.000 – 7.499	1	488,429.39	0.03	5.875	665	488,429.39	74.49
Total	3,368	$1,756,913,241.20	100.00%
____________
(1)	As of the Cut-off Date, the weighted average Gross Margin of the Mortgage Loans in Aggregate Loan Group II was approximately 2.590%.

Months to Initial Adjustment Date for the Mortgage Loans in Aggregate Loan Group II

Range of Number of Months to Initial Adjustment Date	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
1–10	313	$106,987,265.95	6.09%	5.570%	739	$341,812.35	71.17%
11–20	529	239,853,740.27	13.65	4.993	743	453,409.72	68.83
21 – 30	445	229,476,921.41	13.06	5.407	744	515,678.48	72.14
31 – 40	273	123,764,670.09	7.04	5.935	730	453,350.44	70.65
41 – 50	510	257,483,629.23	14.66	6.362	724	504,869.86	73.41
51 – 60	373	204,326,754.50	11.63	6.792	709	547,792.91	75.49
61 – 70	207	130,593,294.80	7.43	6.432	746	630,885.48	70.02
71 – 80	285	169,589,375.83	9.65	6.038	744	595,050.44	70.61
81 – 90	29	15,670,535.79	0.89	5.579	765	540,363.30	68.61
91 – 100	104	67,743,982.73	3.86	6.115	733	651,384.45	67.82
101 – 110	280	198,976,131.89	11.33	6.495	753	710,629.04	69.03
111 – 120	20	12,446,938.71	0.71	6.506	722	622,346.94	65.63
Total	3,368	$1,756,913,241.20	100.00%

Maximum Mortgage Rates for the Mortgage Loans in Aggregate Loan Group II (1)

Range of Maximum Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
6.500 – 6.999	1	$569,953.69	0.03%	1.950%	701	$569,953.69	73.36%
7.500 – 7.999	3	642,544.96	0.04	6.642	670	214,181.65	73.75
8.000 – 8.499	5	833,049.01	0.05	6.366	653	166,609.80	81.99
8.500 – 8.999	12	4,138,441.75	0.24	4.148	760	344,870.15	68.36
9.000 – 9.499	41	17,255,293.23	0.98	4.596	757	420,860.81	72.56
9.500 – 9.999	192	95,403,337.36	5.43	4.731	758	496,892.38	70.84
10.000 – 10.499	287	153,355,782.34	8.73	4.870	754	534,340.71	69.83
10.500 – 10.999	435	228,618,356.05	13.01	5.177	750	525,559.44	66.40
11.000 – 11.499	639	383,131,140.71	21.81	5.811	747	599,579.25	69.91
11.500 – 11.999	690	393,619,254.77	22.40	6.336	734	570,462.69	71.04
12.000 – 12.499	386	190,053,183.21	10.82	6.640	717	492,365.76	73.13
12.500 – 12.999	413	184,810,251.22	10.52	6.921	711	447,482.45	75.51
13.000 – 13.499	142	66,762,623.56	3.80	7.279	709	470,159.32	76.91
13.500 – 13.999	81	29,518,563.48	1.68	7.789	699	364,426.71	79.81
14.000 – 14.499	14	4,115,830.25	0.23	8.100	687	293,987.88	77.67
14.500 – 14.999	16	3,019,642.98	0.17	8.189	666	188,727.69	80.50
15.000 – 15.499	7	657,238.67	0.04	8.416	708	93,891.24	84.97
15.500 – 15.999	2	270,675.32	0.02	9.117	623	135,337.66	87.82
16.500 – 16.999	1	35,945.07	0.00	10.750	702	35,945.07	90.00
18.000 – 18.499	1	102,133.57	0.01	10.750	651	102,133.57	80.00
Total	3,368	$1,756,913,241.20	100.00%
____________
(1)	As of the Cut-off Date, the weighted average Maximum Mortgage Rate of the Mortgage Loans in Aggregate Loan Group II was approximately 11.444%.

Initial Periodic Rate Caps for the Mortgage Loans in Aggregate Loan Group II (1)

Initial Periodic Rate Cap (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
1.000	1	$85,308.55	0.00%	7.750%	655	$85,308.55	80.00%
1.500	2	379,709.67	0.02	7.369	636	189,854.84	79.99
2.000	160	53,808,946.02	3.06	6.008	726	336,305.91	75.02
3.000	334	93,436,206.21	5.32	6.385	707	279,749.12	76.91
4.800	1	116,200.00	0.01	7.500	762	116,200.00	79.97
5.000	2,121	1,219,809,034.00	69.43	5.943	740	575,110.34	70.48
6.000	749	389,277,836.75	22.16	6.063	732	519,730.09	71.55
Total	3,368	$1,756,913,241.20	100.00%
____________
(1)	As of the Cut-off Date, the weighted average Initial Periodic Rate Cap for the Mortgage Loans in Aggregate Loan Group II was approximately 5.022%.

Subsequent Periodic Rate Caps for the Mortgage Loans in Aggregate Loan Group II (1)

Subsequent Periodic Rate Cap (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
None	1	$200,000.00	0.01%	4.625%	696	$200,000.00	76.92%
1.000	1,077	473,670,993.34	26.96	5.676	734	439,805.94	70.21
1.500	2	379,709.67	0.02	7.369	636	189,854.84	79.99
2.000	2,286	1,281,310,722.41	72.93	6.115	737	560,503.38	71.57
2.250	2	1,351,815.78	0.08	5.052	748	675,907.89	56.06
Total	3,368	$1,756,913,241.20	100.00%
____________
(1)	As of the Cut-off Date, the non-zero weighted average Subsequent Periodic Rate Cap for the Mortgage Loans in Aggregate Loan Group II was approximately 1.730%.

Origination Channels for the Mortgage Loans in Aggregate Loan Group II

Origination Channel	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Principal Balance Outstanding	Weighted Average Mortgage Rate	Weighted Average FICO Credit Score	Average Current Principal Balance	Weighted Average Original Loan-to- Value Ratio
Mortgage professionals	909	$543,480,252.30	30.93%	6.601%	731	$597,888.07	72.99%
Consumer Direct	261	156,922,280.54	8.93	5.760	744	601,234.79	66.88
Conduit	2,198	1,056,510,708.36	60.13	5.719	738	480,669.11	70.92
Total	3,368	$1,756,913,241.20	100.00%

Description of the Certificates

General

The certificates will be issued pursuant to the pooling and servicing agreement.  The following sections of this free writing prospectus are summaries of the material terms of the certificates and the pooling and servicing agreement pursuant to which the certificates will be issued.  They do not purport to be complete, however, and are subject to, and are qualified in their entirety by reference to, the provisions of the pooling and servicing agreement.  When particular provisions or terms used in the pooling and servicing agreement are referred to, the actual provisions (including definitions of terms) are incorporated by reference.  We will file a final copy of the pooling and servicing agreement after the issuing entity issues the certificates.  The certificates represent obligations of the issuing entity only and do not represent an interest in or obligation of IndyMac MBS, Inc., IndyMac Bank, F.S.B. or any of their affiliates.

The Mortgage Pass-Through Certificates, Series 2007-AR21IP will consist of the Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 1-A-4, Class 2-A-1, Class 2-A-2, Class 3-A-1, Class 3-A-2, Class 4-A-1, Class 4-A-2, Class 5-A-1, Class 5-A-2, Class 6-A-1, Class 6-A-2, Class 7-A-1, Class 7-A-2, Class 7-A-3, Class 7-A-4, Class 8-A-1, Class 8-A-2, Class 9-A-1, Class 9-A-2, Class 10-A-1, Class 10-A-2, Class A-R, Class I-B-1, Class I-B-2, Class I-B-3, Class I-B-4, Class I-B-5, Class I-B-6, Class II-B-1, Class II-B-2, Class II-B-3, Class II-B-4, Class II-B-5, Class II-B-6, Class I-P, Class II-P, Class I-L and Class II-L Certificates.  Only the classes of certificates listed on the cover page of this free writing prospectus (all of which are together referred to as the “offered certificates”) are offered by this free writing prospectus.

When describing the certificates in this free writing prospectus, we use the following terms:

Designation	Classes of Certificates
Senior Certificates
Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 1-A-4, Class 2-A-1, Class 2-A-2, Class 3-A-1, Class 3-A-2, Class 4-A-1, Class 4-A-2, Class 5-A-1, Class 5-A-2, Class 6-A-1, Class 6-A-2, Class 7-A-1, Class 7-A-2, Class 7-A-3, Class 7-A-4, Class 8-A-1, Class 8-A-2, Class 9-A-1, Class 9-A-2, Class 10-A-1, Class 10-A-2 and Class A-R Certificates

Subordinated Certificates	Class I-B-1, Class I-B-2, Class I-B-3, Class I-B-4, Class I-B-5, Class I-B-6, Class II-B-1, Class II-B-2, Class II-B-3, Class II-B-4, Class II-B-5 and Class II-B-6 Certificates

Group I Senior Certificates	The Group 1 Senior Certificates and Group 2 Senior Certificates

Group I Subordinated Certificates	Class I-B-1, Class I-B-2, Class I-B-3, Class I-B-4, Class I-B-5 and Class I-B-6 Certificates

Group I Certificates	The Group I Senior Certificates and Group I Subordinated Certificates

Group II Senior Certificates
The Group 2 Senior Certificates, Group 3 Senior Certificates, Group 4 Senior Certificates, Group 5 Senior Certificates, Group 6 Senior Certificates, Group 7 Senior Certificates, Group 8 Senior Certificates, Group 9 Senior Certificates and Group 10 Senior Certificates

Group II Subordinated Certificates	Class II-B-1, Class II-B-2, Class II-B-3, Class II-B-4, Class II-B-5 and Class II-B-6 Certificates

Group II Certificates	The Group II Senior Certificates and Group II Subordinated Certificates

Group 1 Senior Certificates	Class 1-A-1, Class 1-A-2, Class 1-A-3 and Class 1-A-4 Certificates

Group 2 Senior Certificates	Class 2-A-1 and Class 2-A-2 Certificates

Designation	Classes of Certificates
Group 3 Senior Certificates	Class 3-A-1, Class 3-A-2 and Class A-R Certificates

Group 4 Senior Certificates	Class 4-A-1 and Class 4-A-2 Certificates

Group 5 Senior Certificates	Class 5-A-1 and Class 5-A-2 Certificates

Group 6 Senior Certificates	Class 6-A-1 and Class 6-A-2 Certificates

Group 7 Senior Certificates	Class 7-A-1, Class 7-A-2, Class 7-A-3 and Class 7-A-4 Certificates

Group 8 Senior Certificates	Class 8-A-1 and Class 8-A-2 Certificates

Group 9 Senior Certificates	Class 9-A-1 and Class 9-A-2 Certificates

Group 10 Senior Certificates	Class 10-A-1 and Class 10-A-2 Certificates

Super Senior Certificates	Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 2-A-1, Class 3-A-1, Class 4-A-1, Class 5-A-1, Class 6-A-1, Class 7-A-1, Class 7-A-2, Class 7-A-3, Class 8-A-1, Class 9-A-1 and Class 10-A-1 Certificates

Support Certificates	Class 1-A-2, Class 1-A-3, Class 1-A-4, Class 2-A-2, Class 3-A-2, Class 4-A-2, Class 5-A-2, Class 6-A-2, Class 7-A-2, Class 7-A-3, Class 7-A-4, Class 8-A-2, Class 9-A-2 and Class 10-A-2 Certificates

Private Certificates	Class I-B-4, Class I-B-5, Class I-B-6, Class II-B-4, Class II-B-5, Class II-B-6, Class I-P, Class II-P, Class I-L and Class II-L Certificates

The certificates are generally referred to as the following types:

Class	Type
Class 1-A-1 Certificates:	Senior/Super Senior/Variable Pass-Through Rate
Class 1-A-2 Certificates:	Senior/Super Senior/Support/Variable Pass-Through Rate
Class 1-A-3 Certificates:	Senior/Super Senior/Support/Variable Pass-Through Rate
Class 1-A-4 Certificates:	Senior/Support/Variable Pass-Through Rate
Class 2-A-1 Certificates:	Senior/Super Senior/Variable Pass-Through Rate
Class 2-A-2 Certificates:	Senior/Support/Variable Pass-Through Rate
Class 3-A-1 Certificates:	Senior/Super Senior/Variable Pass-Through Rate
Class 3-A-2 Certificates:	Senior/Support/Variable Pass-Through Rate
Class 4-A-1 Certificates:	Senior/Super Senior/Variable Pass-Through Rate
Class 4-A-2 Certificates:	Senior/Support/Variable Pass-Through Rate
Class 5-A-1 Certificates:	Senior/Super Senior/Variable Pass-Through Rate
Class 5-A-2 Certificates:	Senior/Support/Variable Pass-Through Rate
Class 6-A-1 Certificates:	Senior/Super Senior/Variable Pass-Through Rate
Class 6-A-2 Certificates:	Senior/Support/Variable Pass-Through Rate
Class 7-A-1 Certificates:	Senior/Super Senior/Variable Pass-Through Rate
Class 7-A-2 Certificates:	Senior/Super Senior/Support/Variable Pass-Through Rate
Class 7-A-3 Certificates:	Senior/Super Senior/Support/Variable Pass-Through Rate
Class 7-A-4 Certificates:	Senior/Support/Variable Pass-Through Rate
Class 8-A-1 Certificates:	Senior/Super Senior/Variable Pass-Through Rate
Class 8-A-2 Certificates:	Senior/Support/Variable Pass-Through Rate
Class 9-A-1 Certificates:	Senior/Super Senior/Variable Pass-Through Rate
Class 9-A-2 Certificates:	Senior/Support/Variable Pass-Through Rate
Class 10-A-1 Certificates:	Senior/Super Senior/Variable Pass-Through Rate
Class 10-A-2 Certificates:	Senior/Support/Variable Pass-Through Rate
Class A-R Certificates:	Senior/REMIC Residual

Group I Subordinated Certificates:	Subordinate/Variable Pass-Through Rate

Group II Subordinated Certificates	Subordinate/Variable Pass-Through Rate

Class I-P, Class II-P Certificates:	Prepayment Charges

Class I-L and Class II-L Certificates:	Late Payment Fees

The private certificates are not offered by this free writing prospectus.  The pass-through rate for each class of private certificates other than the Class I-P, Class II-P, Class I-L and Class II-L Certificates will be calculated as described under “—Interest” in this free writing prospectus.  The Class I-P, Class II-P, Class I-L and Class II-L Certificates will not bear interest.  The Class I-P Certificates and the Class II-P Certificates will be entitled to all prepayment charges received in respect of the Mortgage Loans in Aggregate Loan Group I and Aggregate Loan Group II, respectively, and such amounts will not be available for distribution to the holders of the other classes of certificates.  The Class I-L and Class II-L Certificates will be entitled to all late payment fees received in respect of the Mortgage Loans in Aggregate Loan Group I and Aggregate Loan Group II, respectively, and such amounts will not be available for distribution to the holders of the offered certificates and the other private certificates.  The classes of offered certificates will have the respective initial Class Certificate Balances and pass-through rates as described in this free writing prospectus.  The initial Class Certificate Balances may vary in the aggregate by plus or minus 10%.  Any information contained in this free writing prospectus with respect to the Class I-P, Class II-P, Class I-L, Class II-L, Class I-B-4, Class I-B-5, Class I-B-6, Class II-B-4, Class II-B-5 and Class II-B-6 Certificates is provided only to permit a better understanding of the offered certificates.

Calculation of Class Certificate Balance

The “Class Certificate Balance” of any class of certificates as of any Distribution Date is the initial Class Certificate Balance of that class reduced by the sum of

•    all amounts previously distributed to holders of certificates of that class as distributions of principal, and

•    the amount of Realized Losses (including Excess Losses) allocated to that class;

provided, however, that the Class Certificate Balance of each class of certificates to which Realized Losses have been allocated will be increased, sequentially in the order of distribution priority, by the amount of Subsequent Recoveries on the Mortgage Loans in a related loan group distributed as principal to any related class of certificates, but not by more than the amount of Realized Losses previously allocated to reduce the Class Certificate Balance of that class of certificates.

In addition, the Class Certificate Balance of the class of subordinated certificates related to an Aggregate Loan Group then outstanding with the lowest priority of distribution will be reduced if and to the extent that the aggregate Class Certificate Balance of all classes of certificates (other than the Class I-P and Class II-P Certificates) related to that Aggregate Loan Group following all distributions and the allocation of Realized Losses on any Distribution Date, exceeds the pool principal balance of the related Aggregate Loan Group as of the Due Date occurring in the month of the Distribution Date (after giving effect to principal prepayments in the related Prepayment Period).

The Group I Senior Certificates will have an initial aggregate Class Certificate Balance of approximately $275,379,000 and will evidence in the aggregate an initial beneficial ownership interest in the Mortgage Loans in Aggregate Loan Group I of approximately 96.00%.  The Group II Senior Certificates will have an initial aggregate Class Certificate Balance of approximately $1,682,241,100 and will evidence in the aggregate an initial beneficial ownership interest in the Mortgage Loans in Aggregate Loan Group II of approximately 95.75%.  The Class Subordination Percentage of each class of Group I Subordinated Certificates and Group II Subordinated Certificates as of the closing date, which represents the initial beneficial ownership of each such class in the related Aggregate Loan Group, is approximately as follows:

Group I Subordinated Certificates	Initial Beneficial Ownership Percentage
Class I-B-1	1.70%
Class I-B-2	0.80%
Class I-B-3	0.50%
Class I-B-4	0.40%
Class I-B-5	0.30%
Class I-B-6	0.30%

Group II Subordinated Certificates	Initial Beneficial Ownership Percentage
Class II-B-1	1.85%
Class II-B-2	0.50%
Class II-B-3	0.40%
Class II-B-4	0.40%
Class II-B-5	0.40%
Class II-B-6	0.70%

The Class A-R Certificates and the private certificates will be issued in fully registered certificated form. All of the remaining classes of offered certificates will be represented by book-entry certificates. The book-entry certificates will be issuable in book-entry form only. The Class A-R Certificates will be issued in a denomination of $100.

Book-Entry Certificates

The offered certificates (other than the Class A-R Certificates) will be book-entry certificates (the “Book-Entry Certificates”).  The Class A-R Certificates will be issued as a single certificate in fully registered certificated form.  Persons acquiring beneficial ownership interests in the Book-Entry Certificates (“Certificate Owners”) will hold their Book-Entry Certificates through The Depository Trust Company (“DTC”) in the United States and through the Euroclear System (“Euroclear”) in Europe, or, upon request, through Clearstream, Luxembourg (as defined in this free writing prospectus) in Europe, if they are participants of such systems, or indirectly through organizations that are participants in such systems. The Book-Entry Certificates will be issued in one or more certificates that equal the aggregate Class Certificate Balance of the offered certificates and will initially be registered in the name of Cede & Co., the nominee of DTC, Clearstream, Luxembourg and Euroclear will hold omnibus positions on behalf of their participants through customers’ securities accounts in Clearstream Banking’s and Euroclear’s names on the books of their respective depositaries which in turn will hold such positions in customers’ securities accounts in the depositaries’ names on the books of DTC. Citibank, N.A. will act as depositary for Clearstream, Luxembourg and JPMorgan Chase Bank will act as depositary for Euroclear (in such capacities, individually the “Relevant Depositary” and collectively the “European Depositaries”).  Investors may hold such beneficial interests in the Class 1-A-1, Class 1-A-2, Class 7-A-1 and Class 7-A-2 Certificates in minimum denominations representing Class Certificate Balances of $25,000 and integral multiples of $1 in excess thereof.  Investors may hold such beneficial interests in the senior certificates (other than the Class 1-A-1, Class 1-A-2, Class 7-A-1, Class 7-A-2 and Class A-R Certificates)  in minimum denominations representing Class Certificate Balances of  $25,000 and integral multiples of $1,000 in excess thereof.  Investors may hold such beneficial interests in the Class I-B-1, Class I-B-2, Class I-B-3, Class II-B-1, Class II-B-2 and Class II-B-3 Certificates in minimum denominations representing Class Certificate Balances of $25,000 and integral multiples of $1,000 in excess thereof.  One investor of each class of the senior certificates (other than the Class 1-A-1, Class 1-A-2, Class 7-A-1 and Class 7-A-2 Certificates) and the Class I-B-1, Class I-B-2, Class I-B-3, Class II-B-1, Class II-B-2 and Class II-B-3 Certificates may hold a beneficial interest therein that is not an integral multiple of $1,000.  Except as described below, no person acquiring a Book-Entry Certificate will be entitled to receive a physical certificate representing such offered certificate (a “Definitive Certificate”). Unless and until Definitive Certificates are issued, it is anticipated that the only Certificateholder of the offered certificates will be Cede & Co., as nominee of DTC. Certificate Owners will not be Certificateholders as that term is used in the pooling and servicing agreement. Certificate Owners are only permitted to exercise their rights indirectly through the participating organizations that utilize the services of DTC, including securities brokers and dealers, banks and trust companies and clearing corporations and certain other organizations (“Participants”) and DTC.

The Certificate Owner’s ownership of a Book-Entry Certificate will be recorded on the records of the brokerage firm, bank, thrift institution or other financial intermediary (each, a “Financial Intermediary”) that maintains the beneficial owner’s account for such purpose. In turn, the Financial Intermediary’s ownership of such Book-Entry Certificate will be recorded on the records of DTC (or of a participating firm that acts as agent for the Financial Intermediary, whose interest will in turn be recorded on the records of DTC, if the Certificate Owner’s Financial Intermediary is not a Participant and on the records of Clearstream, Luxembourg or Euroclear, as appropriate).

Certificate Owners will receive all distributions of principal of, and interest on, the offered certificates from the trustee through DTC and Participants. While the offered certificates are outstanding (except under the circumstances described below), under the rules, regulations and procedures creating and affecting DTC and its operations (the “DTC Rules”), DTC is required to make book-entry transfers among Participants on whose behalf it acts with respect to the offered certificates and is required to receive and transmit distributions of principal of, and interest on, the offered certificates. Participants and organizations which have indirect access to the DTC system, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Participant, either directly or indirectly (“Indirect Participants”), with whom Certificate Owners have accounts with respect to offered certificates are similarly required to make book-entry transfers and receive and transmit such distributions on behalf of their respective Certificate Owners. Accordingly, although Certificate Owners will not possess certificates, the DTC Rules provide a mechanism by which Certificate Owners will receive distributions and will be able to transfer their interest.

Certificate Owners will not receive or be entitled to receive certificates representing their respective interests in the offered certificates, except under the limited circumstances described below. Unless and until Definitive Certificates are issued, Certificate Owners who are not Participants may transfer ownership of offered certificates only through Participants and Indirect Participants by instructing such Participants and Indirect Participants to transfer Book-Entry Certificates, by book-entry transfer, through DTC for the account of the purchasers of such Book-Entry Certificates, which account is maintained with their respective Participants. Under the DTC Rules and in accordance with DTC’s normal procedures, transfers of ownership of Book-Entry Certificates will be executed through DTC and the accounts of the respective Participants at DTC will be debited and credited. Similarly, the Participants and Indirect Participants will make debits or credits, as the case may be, on their records on behalf of the selling and purchasing Certificate Owners.

Because of time zone differences, credits of securities received in Clearstream, Luxembourg or Euroclear as a result of a transaction with a Participant will be made during, subsequent securities settlement processing and dated the business day following, the DTC settlement date. Such credits or any transactions in such securities, settled during such processing will be reported to the relevant Euroclear or Clearstream, Luxembourg Participants on such business day. Cash received in Clearstream, Luxembourg or Euroclear, as a result of sales of securities by or through a Clearstream, Luxembourg Participant or Euroclear Participant to a DTC Participant, will be received with value on the DTC settlement date but will be available in the relevant Clearstream, Luxembourg or Euroclear cash account only as of the business day following settlement in DTC.

Transfers between Participants will occur in accordance with DTC Rules. Transfers between Clearstream, Luxembourg Participants and Euroclear Participants will occur in accordance with their respective rules and operating procedures.

Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and directly or indirectly through Clearstream, Luxembourg Participants or Euroclear Participants, on the other, will be effected in DTC in accordance with DTC Rules on behalf of the relevant European international clearing system by the Relevant Depositary; however, such cross market transactions will require delivery of instructions to the relevant European international clearing system by the counterpart in such system in accordance with its rules and procedures and within its established deadlines (European time). The relevant European international clearing system will, if the transaction meets its settlement requirements, deliver instructions to the Relevant Depositary to take action to effect final settlement on its behalf by delivering or receiving securities in DTC, and making or receiving payment in accordance with normal procedures for same day funds settlement applicable to DTC. Clearstream, Luxembourg Participants and Euroclear Participants may not deliver instructions directly to the European Depositaries.

DTC, which is a New York-chartered limited purpose trust company, performs services for its participants, some of which (and/or their representatives) own DTC. In accordance with its normal procedures, DTC is expected to record the positions held by each participant in the Book-Entry Certificates, whether held for its own account or as a nominee for another person. In general, beneficial ownership of Book-Entry Certificates will be subject to the DTC Rules.

Clearstream Banking, société anonyme, 67 Bd Grande-Duchesse Charlotte, L-2967 Luxembourg (“Clearstream, Luxembourg”), was incorporated in 1970 as “Clearstream, Luxembourg S.A.” a company with limited liability under Luxembourg law (a société anonyme). Clearstream, Luxembourg S.A. subsequently changed its name to Cedelbank. On 10 January 2000, Cedelbank’s parent company, Clearstream, Luxembourg International, société anonyme (“CI”) merged its clearing, settlement and custody business with that of Deutsche Borse Clearing AG (“DBC”). The merger involved the transfer by CI of substantially all of its assets and liabilities (including its shares in CB) to a new Luxembourg company, New Clearstream, Luxembourg International, société anonyme (“New CI”), which is 50% owned by CI and 50% owned by DBC’s parent company Deutsche Borse AG. The shareholders of these two entities are banks, securities dealers and financial institutions. Clearstream, Luxembourg

International currently has 92 shareholders, including U.S. financial institutions or their subsidiaries. No single entity may own more than 5 percent of Clearstream, Luxembourg International’s stock.

Further to the merger, the Board of Directors of New Clearstream, Luxembourg International decided to re-name the companies in the group in order to give them a cohesive brand name. The new brand name that was chosen is “Clearstream” With effect from January 14, 2000 New CI has been renamed “Clearstream International, société anonyme.”  On January 18, 2000, Cedelbank was renamed “Clearstream Banking, société anonyme” and Clearstream, Luxembourg Global Services was renamed “Clearstream Services, société anonyme.”

On January 17, 2000 DBC was renamed “Clearstream Banking AG.”  This means that there are now two entities in the corporate group headed by Clearstream International which share the name “Clearstream Banking,” the entity previously named “Cedelbank” and the entity previously named “Deutsche Borse Clearing AG.”

Clearstream, Luxembourg holds securities for its customers and facilitates the clearance and settlement of securities transactions between Clearstream, Luxembourg customers through electronic book-entry changes in accounts of Clearstream, Luxembourg customers, thereby eliminating the need for physical movement of certificates.  Transactions may be settled by Clearstream, Luxembourg in any of 36 currencies, including United States Dollars. Clearstream, Luxembourg provides to its customers, among other things, services for safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing. Clearstream, Luxembourg also deals with domestic securities markets in over 30 countries through established depository and custodial relationships. Clearstream, Luxembourg is registered as a bank in Luxembourg, and as such is subject to regulation by the Commission de Surveillance du Secteur Financier, “CSSF,” which supervises Luxembourg banks. Clearstream, Luxembourg’s customers are world-wide financial institutions including underwriters, securities brokers and dealers, banks, trust companies and clearing corporations.  Clearstream, Luxembourg’s U.S. customers are limited to securities brokers and dealers, and banks. Currently, Clearstream, Luxembourg has approximately 2,000 customers located in over 80 countries, including all major European countries, Canada, and the United States. Indirect access to Clearstream, Luxembourg is available to other institutions that clear through or maintain a custodial relationship with an account holder of Clearstream, Luxembourg. Clearstream, Luxembourg has established an electronic bridge with Euroclear Bank S.A./N.V. as the Operator of the Euroclear System (the “Euroclear Operator”) in Brussels to facilitate settlement of trades between Clearstream, Luxembourg and the Euroclear Operator.

Euroclear was created in 1968 to hold securities for participants of Euroclear (“Euroclear Participants”) and to clear and settle transactions between Euroclear Participants through simultaneous electronic book-entry delivery against payment, thereby eliminating the need for physical movement of certificates and any risk from lack of simultaneous transfers of securities and cash. Transactions may now be settled in any of 32 currencies, including United States dollars. Euroclear includes various other services, including securities lending and borrowing and interfaces with domestic markets in several countries generally similar to the arrangements for cross-market transfers with DTC described above. Euroclear is operated by the Brussels, Belgium office of the Euroclear Operator, under contract with Euroclear Clearance Systems S.C., a Belgian cooperative corporation (the “Cooperative”). All operations are conducted by the Euroclear Operator, and all Euroclear securities clearance accounts and Euroclear cash accounts are accounts with the Euroclear Operator, not the Cooperative. The Cooperative establishes policy for Euroclear on behalf of Euroclear Participants. Euroclear Participants include banks (including central banks), securities brokers and dealers and other professional financial intermediaries. Indirect access to Euroclear is also available to other firms that clear through or maintain a custodial relationship with a Euroclear Participant, either directly or indirectly.

The Euroclear Operator has a banking license from the Belgian Banking and Finance Commission. This license authorizes the Euroclear Operator to carry out banking activities on a global basis.

Securities clearance accounts and cash accounts with the Euroclear Operator are governed by the Terms and Conditions Governing Use of Euroclear and the related Operating Procedures of the Euroclear System and applicable Belgian law (collectively, the “Terms and Conditions”). The Terms and Conditions govern transfers of securities and cash within Euroclear, withdrawals of securities and cash from Euroclear, and receipts of payments with respect to securities in Euroclear. All securities in Euroclear are held on a fungible basis without attribution of specific certificates to specific securities clearance accounts. The Euroclear Operator acts under the Terms and

Conditions only on behalf of Euroclear Participants, and has no record of or relationship with persons holding through Euroclear Participants.

Distributions on the Book-Entry Certificates will be made on each Distribution Date by the trustee to DTC.  DTC will be responsible for crediting the amount of such payments to the accounts of the applicable Participant in accordance with DTC’s normal procedures. Each Participant will be responsible for disbursing such payments to the Certificate Owners that it represents and to each Financial Intermediary for which it acts as agent. Each such Financial Intermediary will be responsible for disbursing funds to the Certificate Owners that it represents.

Under a book-entry format, Certificate Owners may experience some delay in their receipt of payments, since such payments will be forwarded by the trustee to Cede & Co. Distributions with respect to offered certificates held through Clearstream, Luxembourg or Euroclear will be credited to the cash accounts of Clearstream, Luxembourg Participants or Euroclear Participants in accordance with the relevant system’s rules and procedures, to the extent received by the Relevant Depositary. Such distributions will be subject to tax reporting in accordance with relevant United States tax laws and regulations. Because DTC can only act on behalf of Financial Intermediaries, the ability of a Certificate Owner to pledge Book-Entry Certificates to persons or entities that do not participate in the depository system, or otherwise take actions in respect of such Book-Entry Certificates, may be limited due to the lack of physical certificates for such Book-Entry Certificates. In addition, issuance of the Book-Entry Certificates in book-entry form may reduce the liquidity of such certificates in the secondary market since certain potential investors may be unwilling to purchase certificates for which they cannot obtain physical certificates.

Monthly and annual reports on the issuing entity provided by the trustee to Cede & Co., as nominee of DTC, may be made available to Certificate Owners upon request, in accordance with the DTC Rules and the rules, regulations and procedures creating and affecting the Relevant Depositary, and to the Financial Intermediaries to whose DTC accounts the Book-Entry Certificates of such Certificate Owners are credited.

DTC has advised the depositor and the trustee that, unless and until Definitive Certificates are issued, DTC will take any action permitted to be taken by the holders of the Book-Entry Certificates under the pooling and servicing agreement only at the direction of one or more Financial Intermediaries to whose DTC accounts the Book-Entry Certificates are credited, to the extent that such actions are taken on behalf of Financial Intermediaries whose holdings include such Book-Entry Certificates. Clearstream, Luxembourg or the Euroclear Operator, as the case may be, will take any other action permitted to be taken by a holder of a Book-Entry Certificate under the pooling and servicing agreement on behalf of a Clearstream, Luxembourg Participant or Euroclear Participant only in accordance with its relevant rules and procedures and subject to the ability of the Relevant Depositary to effect such actions on its behalf through DTC. DTC may take actions, at the direction of the related Participants, with respect to some Book-Entry Certificates which conflict with actions taken with respect to other Book-Entry Certificates.

Definitive Certificates will be issued to Certificate Owners, or their nominees, rather than to DTC, only if (a) DTC or the depositor advises the trustee in writing that DTC is no longer willing, qualified or able to discharge properly its responsibilities as nominee and depositary with respect to the Book-Entry Certificates and the depositor or the trustee is unable to locate a qualified successor, or (b) after the occurrence of an event of default under the pooling and servicing agreement), beneficial owners having not less than 51% of the voting rights (as defined in the pooling and servicing agreement) evidenced by the offered certificates advise the trustee and DTC through the Financial Intermediaries and the Participants in writing that the continuation of a book-entry system through DTC (or a successor thereto) is no longer in the best interests of beneficial owners of such class.

Upon the occurrence of any of the events described in the immediately preceding paragraph, the trustee will be required to notify all beneficial owners of the occurrence of such event and the availability through DTC of Definitive Certificates. Upon surrender by DTC of the global certificate or certificates representing the Book-Entry Certificates and instructions for re-registration, the trustee will issue Definitive Certificates, and thereafter the trustee will recognize the holders of such Definitive Certificates as holders of the related offered certificates under the pooling and servicing agreement.

Although DTC, Clearstream, Luxembourg and Euroclear have agreed to the foregoing procedures in order to facilitate transfers of certificates among participants of DTC, Clearstream, Luxembourg and Euroclear, they are under no obligation to perform or continue to perform such procedures and such procedures may be discontinued at any time.

Payments on Mortgage Loans; Accounts

On or before the closing date, the Servicer will establish an account (the “Certificate Account”), which will be maintained in trust for the benefit of the certificateholders.  The Servicer will deposit or cause to be deposited in the Certificate Account all amounts required to be deposited in it under the pooling and servicing agreement.  The servicer may withdraw funds from the Certificate Account for purposes set forth in the pooling and servicing agreement.  On or before the closing date, the trustee will establish an account (the “Distribution Account”), which will be maintained with the trustee in trust for the benefit of the certificateholders.  On or prior to the business day immediately preceding each Distribution Date, the Servicer will withdraw from the Certificate Account the amount of Available Funds, prepayment charges and late payment fees for that Distribution Date and will deposit such amounts in the Distribution Account.  The holders of the Class I-P Certificates and the Class II-P Certificates will be entitled to all prepayment charges received on the Mortgage Loans in Aggregate Loan Group I and Aggregate Loan Group II, respectively, and such amounts will not be available for distribution to the holders of the other certificates.  The holders of the Class I-L and Class II-L Certificates will be entitled to all late payment fees received on the Mortgage Loans in Aggregate Loan Group I and Aggregate Loan Group II, respectively, and such amounts will not be available for distribution to the holders of the other certificates.  There is no independent verification of the transaction accounts or the transaction activity with respect to the Distribution Account.

On the 18th day of the month (or if that day is not a business day, the next business day), the Servicer is required to provide the trustee a report containing the data and information concerning the Mortgage Loans that is required by the trustee to prepare the monthly statement to certificateholders for such Distribution Date.  The trustee is not responsible for recomputing, recalculating or verifying the information provided to it by the Servicer in that report and will be permitted to conclusively rely on any information provided to it by the Servicer.

Investments of Amounts Held in Accounts

Certificate Account.  At the direction of the Servicer, all funds in the Certificate Account will be invested in permitted investments so long as they are received from the Servicer in a timely manner along with specific instructions as to how they are to be invested.  All income and gain net of any losses realized from investment of funds in the Certificate Account will be for the benefit of the Servicer as additional servicing compensation and will be remitted to it monthly as described herein.  The amount of any losses incurred in the Certificate Account in respect of the investments will be deposited by the Servicer in the Certificate Account.  The trustee will not be liable for the amount of any loss incurred in respect of any investment or lack of investment of funds held in the Certificate Account and made in accordance with the pooling and servicing agreement.

Distribution Account.  Funds on deposit in the Distribution Account may be invested in Permitted Investments at the direction of and for the benefit of the trustee.  The amount of any losses incurred in the Distribution Account in respect of the investments will be deposited by the trustee into the Distribution Account out of its own funds immediately as realized.

Fees and Expenses

The following summarizes the related fees and expenses to be paid from the assets of the issuing entity and the source of payments for the fees and expenses:

Type / Recipient (1)	Amount	General Purpose	Source (2)	Frequency

Fees

Servicing Fee / Servicer	0.375% per annum of the Stated Principal Balance of each Mortgage Loan (3)	Compensation	Interest collected with respect to each Mortgage Loan and any Liquidation Proceeds or Subsequent Recoveries that are allocable to accrued and unpaid interest (4)	Monthly

Additional Servicing Compensation / Servicer	• Prepayment Interest Excess	Compensation	Interest collections with respect to certain Mortgage Loans that prepay in full	Time to time

	• All assumption fees and other similar charges (excluding prepayment charges and late payment fees)	Compensation	Payments made by obligors with respect to the Mortgage Loans
	• All investment income earned on amounts on deposit in the Certificate Account.	Compensation	Investment income related to the Certificate Account
• Excess Proceeds (5)	Compensation	Liquidation Proceeds and Subsequent Recoveries
Trustee Compensation / Trustee	Income on amounts on deposit in the Distribution Account for the Business Day prior to a Distribution Date and that Distribution Date	Compensation	Amounts on deposit in the Distribution Account.	Monthly

Expenses

Insurance expenses / Servicer	Expenses incurred by the Servicer	Reimbursement of Expenses	To the extent the expenses are covered by an insurance policy with respect to the Mortgage Loan	Time to time

Advances / Servicer	To the extent of funds available, the amount of any advances.	Reimbursement of Expenses
With respect to each Mortgage Loan, late recoveries of the payments of the costs and expenses, Liquidation Proceeds, Subsequent Recoveries, purchase proceeds or repurchase proceeds for that Mortgage Loan (6)
Time to time

Type / Recipient (1)	Amount	General Purpose	Source (2)	Frequency

Indemnification expenses / the Seller, the Servicer and the depositor	Amounts for which the seller, the Servicer and the depositor are entitled to indemnification (7)	Indemnification	Amounts on deposit on the Certificate Account on any Distribution Account Deposit Date, following the transfer to the Distribution Account	Monthly

(1)
If the trustee succeeds to the position of Servicer, it will be entitled to receive the same fees and expenses of the Servicer described in this free writing prospectus.  Any change to the fees and expenses described in this free writing prospectus would require an amendment to the pooling and servicing agreement.

(2)	Unless otherwise specified, the fees and expenses shown in this table are paid (or retained by the Servicer in the case of amounts owed to the Servicer) prior to distributions on the certificates.

(3)	The servicing fee rate for each Mortgage Loan will equal 0.375% per annum. The amount of the monthly servicing fee is subject to adjustment with respect to Mortgage Loans that are prepaid in full.

(4)
The servicing fee is payable from interest collections on the Mortgage Loans, but may be paid from any other amounts on deposit in the Certificate Account, if interest collections are insufficient to pay the Servicing Fee.

(5)
“Excess Proceeds” with respect to a liquidated Mortgage Loan means the amount, if any, by which the sum of any net liquidation proceeds and Subsequent Recoveries exceed the sum of (i) the unpaid principal balance of the Mortgage Loan plus (ii) accrued interest on the Mortgage Loan at the Mortgage Rate during each Due Period as to which interest was not paid or advanced on the Mortgage Loan.

(6)
Reimbursement of advances for a Mortgage Loan is limited to the late recoveries of the payments of the costs and expenses, Liquidation Proceeds, Subsequent Recoveries, purchase proceeds or repurchase proceeds for that Mortgage Loan.

(7)	Each of the seller, the Servicer and the depositor are entitled to indemnification of certain expenses.

Distributions

Distributions on the certificates will be made by the trustee on the 25th day of each month or, if such day is not a business day, on the first business day thereafter, commencing in November 2007 (each, a “Distribution Date”), to the persons in whose names such certificates are registered at the close of business on the Record Date.  The “Record Date” for any class of certificates and any Distribution Date is the last business day of the month immediately preceding the month of such Distribution Date.

Distributions on each Distribution Date will be made by check mailed to the address of the person entitled thereto as it appears on the certificate register or in the case of a certificateholder who has so notified the trustee in writing in accordance with the pooling and servicing agreement, by wire transfer in immediately available funds to the account of such certificateholder at a bank or other depository institution having appropriate wire transfer facilities; provided, however, that the final distribution in retirement of the certificates will be made only upon presentment and surrender of such certificates at the corporate trust office of the trustee.

Priority of Distributions Among Certificates

As more fully described in this free writing prospectus, distributions on the senior certificates will be made on each Distribution Date primarily from Available Funds of the related loan group for such Distribution Date, and, in certain circumstances, from any Available Funds from the other loan group in the same Aggregate Loan Group remaining after distribution to the senior certificates related to such loan group.  Distributions on the subordinated certificates related to an Aggregate Loan Group will be based on any remaining Available Funds for all of the loan groups in that Aggregate Loan Group for such Distribution Date, in each case, after giving effect to distributions on all related classes of senior certificates in the following order of priority:

·	to interest on each class of senior certificates in the related senior certificate group, pro rata based on their respective interest distribution amounts;

·
to principal on the classes of senior certificates in the related senior certificate group then entitled to receive distributions of principal, in the order and subject to the priorities set forth in this free writing prospectus under “Description of the Certificates—Principal,” in each case in an aggregate amount up to the maximum amount of principal to be distributed on the classes of certificates in the related senior certificate group on the Distribution Date;

·
from Available Funds from all of the related loan group(s), to interest on and then principal of each class of subordinated certificates in the related subordinated certificate group in the order of their numerical class designations, in each case subject to the limitations set forth in this free writing prospectus under “—Principal” and in the case of the subordinated certificates subject to the distributions that may be required to be made as described in this free writing prospectus under “—Cross-Collateralization Within Aggregate Loan Groups.”

·	any remaining amounts to the Class A-R Certificates.

“Available Funds” for a loan group for any Distribution Date will be equal to the sum of

·
all scheduled installments of interest (net of the Expense Fees for that loan group) and principal due on the Mortgage Loans in that loan group on the Due Date in the month in which the Distribution Date occurs and received before the related Determination Date, together with any advances with respect to them;

·
all proceeds of any primary mortgage guaranty insurance policies and any other insurance policies with respect to the Mortgage Loans in that loan group, to the extent the proceeds are not applied to the restoration of the related mortgaged property or released to the mortgagor in accordance with the Servicer’s normal servicing procedures and all other cash amounts received and retained in connection with (a) the liquidation of defaulted Mortgage Loans in that loan group, by foreclosure or otherwise during the calendar month preceding the month of the Distribution Date (in each case, net of unreimbursed expenses incurred in connection with a liquidation or foreclosure and unreimbursed advances, if any) and (b) any Subsequent Recoveries with respect to the Mortgage Loans in that loan group;

·
all partial or full prepayments with respect to the Mortgage Loans in that loan group received during the related Prepayment Period, together with all interest paid in connection with the prepayment, other than certain excess amounts, and the related Compensating Interest; and

·
amounts received with respect to the Distribution Date as the Substitution Adjustment Amount or purchase price in respect of a deleted Mortgage Loan or a Mortgage Loan in that loan group repurchased by the seller or the Servicer as of the Distribution Date;

reduced by amounts in reimbursement for advances previously made and other amounts as to which the Servicer is entitled to be reimbursed from the Certificate Account pursuant to the pooling and servicing agreement.

Interest

The classes of offered certificates will have the respective pass-through rates described below.

The pass-through rate for each class of Senior Certificates for the interest accrual period related to each Distribution Date will equal the Weighted Average Adjusted Net Mortgage Rate of the Mortgage Loans in the related loan group.  The pass-through rate for the Senior Certificates in each Senior Certificate Group for the interest accrual period related to the first Distribution Date is expected to be approximately as follows:

Senior Certificate Group	Pass-Through Rate
1	29.6.09768%
2	31.6.12744%
3	33.5.10053%
4	35.4.74996%
5	37.5.47460%
6	39.6.21983%
7	41.6.36392%
8	43.5.96817%
9	45.5.39944%
10	47.6.12423%

The pass-through rate for each class of Group I Subordinated Certificates for the interest accrual period related to each Distribution Date will be a per annum rate equal to the sum of:

·	the Weighted Average Adjusted Net Mortgage Rate of the Group 1 Mortgage Loans multiplied by the Assumed Balance for loan group 1 immediately prior to that Distribution Date; and

·	the Weighted Average Adjusted Net Mortgage Rate of the Group 2 Mortgage Loans multiplied by the Assumed Balance for loan group 2 immediately prior to that Distribution Date;

divided by the sum of the Assumed Balance for each loan group in Aggregate Loan Group I immediately prior to that Distribution Date.  The pass-through rate for each class of Group I Subordinated Certificates for the first interest accrual period is expected to be approximately 6.10841% per annum.

The pass-through rate for each class of Group II Subordinated Certificates for the interest accrual period related to each Distribution Date will be a per annum rate equal to the sum of:

·	the Weighted Average Adjusted Net Mortgage Rate of the Group 3 Mortgage Loans multiplied by the Assumed Balance for loan group 3 immediately prior to that Distribution Date; and

·	the Weighted Average Adjusted Net Mortgage Rate of the Group 4 Mortgage Loans multiplied by the Assumed Balance for loan group 4 immediately prior to that Distribution Date;

·	the Weighted Average Adjusted Net Mortgage Rate of the Group 5 Mortgage Loans multiplied by the Assumed Balance for loan group 5 immediately prior to that Distribution Date;

·	the Weighted Average Adjusted Net Mortgage Rate of the Group 6 Mortgage Loans multiplied by the Assumed Balance for loan group 6 immediately prior to that Distribution Date;

·	the Weighted Average Adjusted Net Mortgage Rate of the Group 7 Mortgage Loans multiplied by the Assumed Balance for loan group 7 immediately prior to that Distribution Date;

·	the Weighted Average Adjusted Net Mortgage Rate of the Group 8 Mortgage Loans multiplied by the Assumed Balance for loan group 8 immediately prior to that Distribution Date;

·	the Weighted Average Adjusted Net Mortgage Rate of the Group 9 Mortgage Loans multiplied by the Assumed Balance for loan group 9 immediately prior to that Distribution Date; and

·	the Weighted Average Adjusted Net Mortgage Rate of the Group 10 Mortgage Loans multiplied by the Assumed Balance for loan group 10 immediately prior to that Distribution Date;

divided by the sum of the Assumed Balance for each loan group in Aggregate Loan Group II immediately prior to that Distribution Date.  The pass-through rate for each class of Group II Subordinated Certificates for the first interest accrual period is expected to be approximately 5.62062% per annum.

The “Weighted Average Adjusted Net Mortgage Rate” for a loan group and any Distribution Date means a per annum rate equal to the average of the adjusted net mortgage rate of each Mortgage Loan in that loan group, weighted on the basis of their respective Stated Principal Balances as of the first day of the related Due Period (after giving effect to principal prepayments received in the Prepayment Period ending during that Due Period).

The “Due Period” for any Distribution Date means the period commencing on the second day of the month preceding the month in which the Distribution Date occurs and ending on the first day of the month in which the Distribution Date occurs.

On each Distribution Date, to the extent of funds available, each interest bearing class of certificates will be entitled to receive an amount allocable to interest for the related interest accrual period. This “interest distribution amount” for any interest-bearing class will be equal to the sum of (a) interest accrued during the related interest accrual period at the applicable pass-through rate on the related Class Certificate Balance immediately prior to the applicable Distribution Date and (b) the sum of the amounts, if any, by which the amount described in clause (a) above on each prior Distribution Date exceeded the amount actually distributed as interest on the prior Distribution Dates and not subsequently distributed (which are called unpaid interest amounts).

With respect to each Distribution Date for all of the interest-bearing classes, the “interest accrual period” will be the calendar month preceding the month of the Distribution Date.  Each interest accrual period will be deemed to consist of 30 days.  Interest will be calculated and payable on the basis of a 360-day year divided into twelve 30-day months.

The interest entitlement described above for each class of certificates for any Distribution Date will be reduced by the amount of Net Interest Shortfalls experienced by (a) the related loan group, with respect to the senior certificates and (b) the related Aggregate Loan Group, with respect to each group of subordinated certificates.  With respect to any Distribution Date and loan group, the “Net Interest Shortfall” is equal to the sum of:

•	any net prepayment interest shortfalls for that loan group and Distribution Date and

•
the amount of interest that would otherwise have been received with respect to any Mortgage Loan in that loan group that was the subject of a Relief Act Reduction or a Special Hazard Loss, Debt Service Reduction or Deficient Valuation, after the exhaustion of the respective amounts of coverage provided by the subordinated certificates for those types of losses.

Net Interest Shortfalls for a loan group on any Distribution Date will be allocated pro rata among all interest-bearing classes of the related senior certificates and the related classes of subordinated certificates, based on the amount of interest each such class of certificates would otherwise be entitled to receive and, in the case of the Subordinated Certificates, be deemed to be entitled to receive based on each subordinated class’ share of the related Assumed Balance, as described more fully below, on such Distribution Date, in each case, before taking into account any reduction in such amounts from such Net Interest Shortfalls.

For purposes of allocating Net Interest Shortfalls for a loan group in an Aggregate Loan Group, to the related Subordinated Certificates on any Distribution Date, the amount of interest each class of the Subordinated Certificates would otherwise be deemed to be entitled to receive from Available Funds for that loan group on the Distribution Date will be equal to an amount of interest at the pass-through rate on a balance equal to that class’ pro rata share (based on their respective Class Certificate Balances) of the related Assumed Balance for that Distribution Date.  The “Assumed Balance” for a Distribution Date and loan group is equal to the Subordinated Percentage for that Distribution Date and loan group of the aggregate Stated Principal Balance of each Mortgage Loan in that loan group as of the Due Date occurring in the month prior to the month of that Distribution Date (after giving effect to principal prepayments on the Mortgage Loans in that Aggregate Loan Group received in the Prepayment Period related to such prior Due Date).  Notwithstanding the foregoing, on any Distribution Date after a Senior Termination Date related to an Aggregate Loan Group, Net Interest Shortfalls for each loan group in that Aggregate Loan Group will be allocated to the related Subordinated Certificates based on the amount of interest each related class of Subordinated Certificates would otherwise be entitled to receive on that Distribution Date.

A “Relief Act Reduction” is a reduction in the amount of the monthly interest payment on a Mortgage Loan pursuant to the Servicemembers Civil Relief Act or any similar state or local law.

With respect to any Distribution Date, a net prepayment interest shortfall for a loan group is the amount by which the aggregate of the prepayment interest shortfalls experienced by the Mortgage Loans in that loan group during the related Prepayment Period exceeds the sum of (x) Compensating Interest for that Distribution Date and loan group and (y) the excess, if any, of the Compensating Interest for each other loan group in the same Aggregate Loan Group over the prepayment interest shortfall for that loan group.  A “prepayment interest shortfall” is the amount by which interest paid by a borrower in connection with a prepayment of principal on a Mortgage Loan during the portion of a Prepayment Period occurring in the month prior to the month of the applicable Distribution Date is less than one month’s interest at the related Mortgage Rate, net of the related servicing fee rate, on the Stated Principal Balance of the Mortgage Loan.

If on any Distribution Date, Available Funds for a loan group in the Certificate Account applied in the order described above under “— Priority of Distributions Among Certificates” are insufficient to make a full distribution of the interest entitlement on the group of certificates related to that loan group, interest will be distributed on each class of certificates in that certificate group of equal priority based on the amount of interest it would otherwise have been entitled to receive in the absence of the shortfall.  Any unpaid interest amount will be carried forward and added to the amount holders of each class of certificates in that certificate group will be entitled to receive on the next Distribution Date.  A shortfall could occur, for example, if losses realized on the Mortgage Loans in that loan group were exceptionally high or were concentrated in a particular month.  Any unpaid interest amount so carried forward will not bear interest.

Principal

Principal Amount. On each Distribution Date, the Principal Amount for each loan group will be distributed as principal with respect to the related classes of senior certificates in an amount up to the related Senior Principal

Distribution Amount and as principal of the related classes of subordinated certificates, in an amount up to the related Subordinated Principal Distribution Amount.

The “Principal Amount” for any Distribution Date and loan group will equal the sum of:

(a)	all monthly payments of principal due on each Mortgage Loan in that loan group on the related Due Date,

(b)
the principal portion of the purchase price of each Mortgage Loan in that loan group that was repurchased by the seller or another person pursuant to the pooling and servicing agreement as of the Distribution Date, excluding any Mortgage Loan in that loan group that was repurchased due to a modification of the Mortgage Loan in lieu of refinancing,

(c)	the Substitution Adjustment Amount in connection with any deleted Mortgage Loan in that loan group received with respect to the Distribution Date,

(d)
any insurance proceeds or liquidation proceeds allocable to recoveries of principal of Mortgage Loans in that loan group that are not yet Liquidated Mortgage Loans received during the calendar month preceding the month of the Distribution Date,

(e)
with respect to each Mortgage Loan in that loan group that became a Liquidated Mortgage Loan during the calendar month preceding the month of the Distribution Date, the amount of the liquidation proceeds allocable to principal received with respect to that Mortgage Loan,

(f)
all partial and full principal prepayments by borrowers on the Mortgage Loans in that loan group received during the related Prepayment Period, including the principal portion of the purchase price of any Mortgage Loans in that loan group that was repurchased due to modification of the Mortgage Loan in lieu of refinancing (the “Prepayment Amount”), and

(g)
(A) any Subsequent Recoveries with respect to the Mortgage Loans in that loan group received during the calendar month preceding the month of the Distribution Date, or (B) with respect to Subsequent Recoveries in that loan group that incurred (1) an Excess Loss or (2) a Realized Loss after the related Senior Credit Support Depletion Date, any such Subsequent Recoveries received during the calendar month preceding the month of such Distribution Date.

Senior Principal Distribution Amount. On each Distribution Date, the Principal Amount for a loan group, up to the amount of the related Senior Principal Distribution Amount for the Distribution Date, will be distributed as principal of the classes of senior certificates as follows:

(a)    with respect to loan group 1, concurrently, to the Class 1-A-1, Class 1-A-2, Class 1-A-3 and Class 1-A-4 Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero;

(b)    with respect to loan group 2, concurrently, to the Class 2-A-1 and Class 2-A-2 Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero;

(c)    with respect to loan group 3 in the following priority:

(i)    to the Class A-R Certificates until its Class Certificate Balance is reduced to zero; and

(ii)    concurrently, to the Class 3-A-1 and Class 3-A-2 Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero;

(d)    with respect to loan group 4, concurrently, to the Class 4-A-1 and Class 4-A-2 Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero;

(e)    with respect to loan group 5, concurrently, to the Class 5-A-1 and Class 5-A-2 Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero;

(f)    with respect to loan group 6, concurrently, to the Class 6-A-1 and Class 6-A-2 Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero;

(g)    with respect to loan group 7, concurrently, to the Class 7-A-1, Class 7-A-2, Class 7-A-3 and Class 7-A-4 Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero;

(h)    with respect to loan group 8, concurrently, to the Class 8-A-1 and Class 8-A-2 Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero;

(i)    with respect to loan group 9, concurrently, to the Class 9-A-1 and Class 9-A-2 Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero; and

(j)    with respect to loan group 10, concurrently, to the Class 10-A-1 and Class 10-A-2 Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero.

“Prepayment Period” means for any Distribution Date and Due Date, the period commencing on the sixteenth day of the prior calendar month (or, in the case of the first Distribution Date, the Cut-off Date) and ending on the fifteenth day of the calendar month in which such Distribution Date occurs.

“Senior Credit Support Depletion Date” for the Group I Senior Certificates and the Group II Senior Certificates is the date on which the Class Certificate Balance of each class of Group I Subordinated Certificates and each class of Group II Subordinated Certificates, respectively, has been reduced to zero.

“Stated Principal Balance” means for any Mortgage Loan and any Due Date, the unpaid principal balance of the Mortgage Loan as of that Due Date, as specified in its amortization schedule at the time (before any adjustment to the amortization schedule for any moratorium or similar waiver or grace period), after giving effect to previous partial prepayments of principal and the payment of principal due on that Due Date, irrespective of any delinquency in payment by the related mortgagor and to liquidation proceeds allocable to principal received in the prior calendar month and prepayments received through the last day of the Prepayment Period in which the Due Date occurs.  The “pool principal balance” equals the aggregate Stated Principal Balance of the Mortgage Loans.

The “Senior Principal Distribution Amount” for a loan group for any Distribution Date will equal the sum of

(i)    the related Senior Percentage of all amounts described in clauses (a) through (d) of the definition of Principal Amount for that loan group and Distribution Date,

(ii)    for each Mortgage Loan in that loan group that became a Liquidated Mortgage Loan during the calendar month preceding the month of the Distribution Date, the lesser of

(a)    the related Senior Percentage of the Stated Principal Balance of the Mortgage Loan as of the Due Date in the month preceding the month of that Distribution Date and

(b)    either

(x)
if no Excess Losses were sustained on a Liquidated Mortgage Loan during the preceding calendar month, the related Senior Prepayment Percentage of the amount of the liquidation proceeds allocable to principal received on the Mortgage Loan or

(y)
if an Excess Loss was sustained on the Liquidated Mortgage Loan during the preceding calendar month, the related Senior Percentage of the amount of the liquidation proceeds allocable to principal received on the Mortgage Loan, and

(iii)    the related Senior Prepayment Percentage of the amounts described in clauses (f) and (g) of the definition of Principal Amount for that loan group and Distribution Date;

provided, however, that if a Bankruptcy Loss that is an Excess Loss is sustained on a Mortgage Loan in that loan group that is not a Liquidated Mortgage Loan, the related Senior Principal Distribution Amount will be reduced on the related Distribution Date by the related Senior Percentage of the principal portion of the Bankruptcy Loss; provided further, however, that (x) on any Distribution Date after a Senior Termination Date for the Group I Certificates and (y) on any Distribution Date after the seventh Senior Termination Date for the Group II Certificates, the Senior Principal Distribution Amount for the remaining senior certificates related to the applicable Aggregate Loan Group will be calculated pursuant to the above formula based on all the Mortgage Loans in that Aggregate Loan Group, as opposed to only the Mortgage Loans in the related loan group.

The “Group I Senior Percentage” for any senior certificate group of Group I Senior Certificates and any Distribution Date is the percentage equivalent (not greater than 100%) of a fraction, the numerator of which is the aggregate Class Certificate Balance of the senior certificates of such senior certificate group immediately before the Distribution Date and the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans in the related loan group as of the Due Date occurring in the month prior to the month of that Distribution Date (after giving effect to principal prepayments received in the Prepayment Period related to that prior Due Date); provided, however, that on any Distribution Date after a Senior Termination Date for the Group I Certificates, the Group I Senior Percentage of the remaining senior certificate group of Group I Senior Certificates is the percentage equivalent (not greater than 100%) of a fraction, the numerator of which is the aggregate Class Certificate Balance of the Group I Senior Certificates immediately prior to such date and the denominator of which is the aggregate Class Certificate Balance of all classes of Group I Certificates immediately prior to such Distribution Date.  For any Distribution Date on or prior to a Senior Termination Date for the Group I Certificates, the “Group I Subordinated Percentage” for the portion of the Group I Subordinated Certificates relating to a loan group in Aggregate Loan Group I will be calculated as the difference between 100% and the Group I Senior Percentage of the senior certificate group relating to that loan group on such Distribution Date.  After a Senior Termination Date, the Group I Subordinated Percentage will be calculated as the difference between 100% and the Group I Senior Percentage for such Distribution Date.

The “Group II Senior Percentage” for any senior certificate group of Group II Senior Certificates and any Distribution Date is the percentage equivalent (not greater than 100%) of a fraction, the numerator of which is the aggregate Class Certificate Balance of the senior certificates of such senior certificate group immediately before the Distribution Date and the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans in the related loan group as of the Due Date occurring in the month prior to the month of that Distribution Date (after giving effect to principal prepayments received in the Prepayment Period related to that prior Due Date); provided, however, that on any Distribution Date after the seventh Senior Termination Date for the Group II Certificates, the Group II Senior Percentage of the remaining senior certificate group of Group II Senior Certificates is the percentage equivalent (not greater than 100%) of a fraction, the numerator of which is the aggregate Class Certificate Balance of the Group II Senior Certificates immediately prior to such date and the denominator of which is the aggregate Class Certificate Balance of all classes of Group II Certificates immediately prior to such Distribution Date.  For any Distribution Date on or prior to the seventh Senior Termination Date for the Group II Certificates, the “Group II Subordinated Percentage” for the portion of the Group II Subordinated Certificates relating to a loan group in Aggregate Loan Group II will be calculated as the difference between 100% and the Group II Senior Percentage of the senior certificate group relating to that loan group on such Distribution Date.  After the seventh Senior Termination Date, the Group II Subordinated Percentage will be calculated as the difference between 100% and the Group II Senior Percentage for such Distribution Date.

The Group I Senior Percentage and Group II Senior Percentage are each referred to in this free writing prospectus as a “Senior Percentage,” and the Group I Subordinated Percentage and Group II Subordinated Percentage are each referred to in this free writing prospectus as a “Subordinated Percentage.”

The “Senior Prepayment Percentage” of a senior certificate group for any Distribution Date occurring during the seven years beginning on the first Distribution Date will equal 100%. Thereafter, each Senior Prepayment Percentage will be subject to gradual reduction as described in the following paragraph. This disproportionate allocation of unscheduled payments of principal will have the effect of accelerating the amortization of the senior certificates that receive these unscheduled payments of principal while, in the absence of Realized Losses, increasing the interest in the related Aggregate Loan Group evidenced by the subordinated certificates related to that Aggregate Loan Group.  Increasing the respective interest of the subordinated certificates in a subordinated certificate group relative to that of the related senior certificates is intended to preserve the availability of the subordination provided by those subordinated certificates.  The Subordinated Prepayment Percentage for a loan group as of any Distribution Date will be calculated as the difference between 100% and the related Senior Prepayment Percentage for that Distribution Date.

The Senior Prepayment Percentage of a senior certificate group for any Distribution Date occurring on or after the seventh anniversary of the first Distribution Date will be as follows:  for any Distribution Date in the first year thereafter, the related Senior Percentage plus 70% of the related Subordinated Percentage for the Distribution Date; for any Distribution Date in the second year thereafter, the related Senior Percentage plus 60% of the related Subordinated Percentage for the Distribution Date; for any Distribution Date in the third year thereafter, the related Senior Percentage plus 40% of the related Subordinated Percentage for the Distribution Date; for any Distribution Date in the fourth year thereafter, the related Senior Percentage plus 20% of the related Subordinated Percentage for the Distribution Date; and for any Distribution Date thereafter, the related Senior Percentage for the Distribution Date (unless on any Distribution Date the Senior Percentage of any senior certificate group exceeds the initial Senior Percentage of such senior certificate group, in which case the Senior Prepayment Percentage for each senior certificate group relating to the same Aggregate Loan Group for the Distribution Date will once again equal 100%).

Notwithstanding the foregoing, no decrease in the Senior Prepayment Percentage for a loan group in Aggregate Loan Group I will occur unless both of the step down conditions (the “Group I Senior Step Down Conditions”) listed below are satisfied with respect to each loan group in Aggregate Loan Group I:

·
the outstanding principal balance of all Mortgage Loans in a loan group in Aggregate Loan Group I that are either (x) delinquent 60 days or more (averaged over the preceding six month period) (including any Mortgage Loans subject to foreclosure proceedings, real estate owned by the issuing entity and Mortgage Loans the mortgagors of which are in bankruptcy but excluding Mortgage Loans referred to in clause  (y)) or (y) the subject of a modification during the preceding 12-month period other than a modification in lieu of refinancing, as a percentage of (a) if such date is on or prior to a related Senior Termination Date, the Subordinated Percentage for that loan group of the aggregate Stated Principal Balance of the related Mortgage Loans or (b) if such date is after such Senior Termination Date, the aggregate Class Certificate Balance of the Group I Subordinated Certificates immediately prior to that Distribution Date, does not equal or exceed 50%; and

·	cumulative Realized Losses on the Mortgage Loans in each Loan Group in Aggregate Loan Group I do not exceed

·
commencing with the Distribution Date on the seventh anniversary of the first Distribution Date, 30% of (i) if such date is on or prior to a related Senior Termination Date, the Group I Subordinated Percentage for that loan group of the aggregate Stated Principal Balances of the Mortgage Loans in that loan group, as of the Cut-off Date or (ii) if such date is after such Senior Termination Date, the aggregate Class Certificate Balance of the Group I Subordinated Certificates as of the closing date (the “group I original subordinate principal balance”),

·	commencing with the Distribution Date on the eighth anniversary of the first Distribution Date, 35% of the group I original subordinate principal balance,

·	commencing with the Distribution Date on the ninth anniversary of the first Distribution Date, 40% of the group I original subordinate principal balance,

·	commencing with the Distribution Date on the tenth anniversary of the first Distribution Date, 45% of the group I original subordinate principal balance, and

·	commencing with the Distribution Date on the eleventh anniversary of the first Distribution Date, 50% of the group I original subordinate principal balance.

Notwithstanding the preceding paragraphs, if (x) on or before the Distribution Date in October 2010, the Group I Subordinated Percentage is at least 200% of the Aggregate Group I Subordinated Percentage as of the closing date, the delinquency test set forth above is satisfied and cumulative Realized Losses on the Mortgage Loans in Aggregate Loan Group I do not exceed 20% of the aggregate Class Certificate Balance of the Group I Subordinated Certificates as of the closing date, the Senior Prepayment Percentage for each loan in Aggregate Loan Group I will equal the Group I Senior Percentage for that Distribution Date plus 50% of the Aggregate Group I Subordinated Percentage for that Distribution Date and (y) after the Distribution Date in October 2010, the Aggregate Group I Subordinated Percentage is at least 200% of the Aggregate Group I Subordinated Percentage as of the closing date, the delinquency test set forth above is satisfied and cumulative Realized Losses do not exceed 30% of the aggregate Class Certificate Balance of the Group I Subordinated Certificates as of the closing date (the “Group I Two Times Test”), the Senior Prepayment Percentage for each loan group in Aggregate Loan Group I will equal the Group I Senior Percentage.

The “Aggregate Group I Subordinated Percentage” for any Distribution Date is a fraction, expressed as a percentage, the numerator of which the aggregate Class Certificate Balance of the Group I Subordinated Certificates immediately prior to such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of all the Mortgage Loans in Aggregate Loan Group I as of the Due Date in the month preceding the month of such Distribution Date (after giving effect to principal prepayments received in the Prepayment Period related to that prior Due Date).

Notwithstanding the foregoing, no decrease in the Senior Prepayment Percentage for any loan group in Aggregate Loan Group II will occur unless both of the step down conditions listed below are satisfied with respect to all of the loan groups in Aggregate Loan Group II:

·
the outstanding principal balance of all Mortgage Loans in a loan group in Aggregate Loan Group II that are either (x) delinquent 60 days or more (averaged over the preceding six month period) (including any Mortgage Loans subject to foreclosure proceedings, real estate owned by the issuing entity and Mortgage Loans the mortgagors of which are in bankruptcy but excluding Mortgage Loans referred to in clause  (y)) or (y) the subject of a modification during the preceding 12-month period other than a modification in lieu of refinancing, as a percentage of (a) if such date is on or prior to the seventh related Senior Termination Date related to Aggregate Loan Group II, the Subordinated Percentage for that loan group of the aggregate Stated Principal Balance of the related Mortgage Loans or (b) if such date is after such seventh Senior Termination Date, the aggregate Class Certificate Balance of the Group II Subordinated Certificates immediately prior to that Distribution Date, does not equal or exceed 50%; and

·	cumulative Realized Losses on the Mortgage Loans in each loan group in Aggregate Loan Group II do not exceed

·
commencing with the Distribution Date on the seventh anniversary of the first Distribution Date, 30% of (i) if such date is on or prior to the seventh Senior Termination Date related to Aggregate Loan Group II, the Group II Subordinated Percentage for that loan group of the aggregate Stated Principal Balances of the Mortgage Loans in that loan group, as of the Cut-off Date or (ii) if such date is after such seventh Senior Termination Date, the aggregate Class Certificate Balance of the Group II Subordinated Certificates as of the closing date (the “group II original subordinate principal balance”),

·	commencing with the Distribution Date on the eighth anniversary of the first Distribution Date, 35% of the group II original subordinate principal balance,

·	commencing with the Distribution Date on the ninth anniversary of the first Distribution Date, 40% of the group II original subordinate principal balance,

·	commencing with the Distribution Date on the tenth anniversary of the first Distribution Date, 45% of the group II original subordinate principal balance, and

·	commencing with the Distribution Date on the eleventh anniversary of the first Distribution Date, 50% of the group II original subordinate principal balance.

The “Senior Termination Date” for a senior certificate group is the date on which the aggregate Class Certificate Balance of the senior certificates of such senior certificate group is reduced to zero.

Notwithstanding the preceding paragraphs, if (x) on or before the Distribution Date in October 2010, the Aggregate Group II Subordinated Percentage is at least 200% of the Aggregate Group II Subordinated Percentage as of the closing date, the delinquency test set forth above is satisfied and cumulative Realized Losses on the Mortgage Loans in Aggregate Loan Group II do not exceed 20% of the aggregate Class Certificate Balance of the Group II Subordinated Certificates as of the closing date, the Senior Prepayment Percentage for each loan group in Aggregate Loan Group II will equal the related Senior Percentage for that Distribution Date plus 50% of the related Subordinated Percentage and (y) after the Distribution Date in October 2010, the Aggregate Group II Subordinated Percentage is at least 200% of the Aggregate Group II Subordinated Percentage as of the closing date, the delinquency test set forth above is satisfied and cumulative Realized Losses do not exceed 30% of the aggregate Class Certificate Balance of the Group II Subordinated Certificates as of the closing date (the “Group II Two Times Test“), the Senior Prepayment Percentage for each loan group in Aggregate Loan Group II will equal the Group II Senior Percentage.

The “Aggregate Group II Subordinated Percentage” for any Distribution Date is a fraction, expressed as a percentage, the numerator of which is equal to the aggregate Class Certificate Balance of the Group II Subordinated Certificates immediately prior to such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of all the Mortgage Loans in Aggregate Loan Group II as of the Due Date in the month preceding the month of such Distribution Date (after giving effect to principal prepayments received in the Prepayment Period related to that prior Due Date).

If on any Distribution Date the allocation to the class or classes of senior certificates then entitled to distributions of principal and other amounts in the percentages required above would reduce the outstanding Class Certificate Balance of the class or classes below zero, the distribution to the class or classes of certificates of the related Senior Percentage and Senior Prepayment Percentage of those amounts for the Distribution Date will be limited to the percentage necessary to reduce the related Class Certificate Balance(s) to zero.

Cross-Collateralization Within Aggregate Loan Groups

Cross-Collateralization due to disproportionate principal payments on the Mortgage Loans in Aggregate Loan Group II.  On each Distribution Date after the first Senior Termination Date related to Aggregate Loan Group II but prior to the earlier of the related Senior Credit Support Depletion Date and the seventh Senior Termination Date related to Aggregate Loan Group II, all principal on the Mortgage Loans in the loan group related to the senior certificate group in that Aggregate Loan Group that will have been paid in full will be distributed on a pro rata basis, based on the Class Certificate Balance, to the senior certificates related to Aggregate Loan Group II then outstanding relating to the other loan groups in that Aggregate Loan Group. However, principal will not be distributed as described above if on that Distribution Date (a) the Aggregate Subordinated Percentage for Aggregate Loan Group II for that Distribution Date is greater than or equal to 200% of the Aggregate Subordinated Percentage for Aggregate Loan Group II as of the closing date and (b) the aggregate Stated Principal Balance of all of the Mortgage Loans related to Aggregate Loan Group II delinquent 60 days or more (averaged over the preceding six month period), as a percentage of the aggregate Class Certificate Balance of the Group II Subordinated Certificates, is less than 50%.  If principal from one loan group in Aggregate Loan Group II is distributed to the senior certificates related to another loan group in Aggregate Loan Group II according to this paragraph, the Subordinated Certificates will not receive that principal amount on the Distribution Date.

Cross-Collateralization due to disproportionate Realized Losses in one loan group in an Aggregate Loan Group.  If on any Distribution Date the aggregate Class Certificate Balance of the senior certificates of a senior certificate group in an Aggregate Loan Group, after giving effect to distributions to be made on that Distribution Date, is greater than the aggregate Stated Principal Balance of the Mortgage Loans for that loan group (any such group, the “Undercollateralized Group”), all amounts otherwise distributable as principal to the related subordinated certificates (or, following the related Senior Credit Support Depletion Date, the amounts described in the following sentence) will be distributed as principal to the senior certificates of the Undercollateralized Group, until the aggregate Class Certificate Balance of the senior certificates of the Undercollateralized Group equals the aggregate Stated Principal Balance of the Mortgage Loans for that loan group (such distribution, an “Undercollateralization Distribution”).  If the senior certificates of a senior certificate group constitute an Undercollateralized Group on any Distribution Date following the related Senior Credit Support Depletion Date, Undercollateralization Distributions will be made from the excess of the Available Funds for the other loan groups in the applicable Aggregate Loan Group remaining after all required amounts for that Distribution Date have been distributed to the senior certificates of that related senior certificate group.  If more than one Undercollateralized Group in Aggregate Loan Group II on any Distribution Date is entitled to an Undercollateralization Distribution, such Undercollateralization Distribution will be allocated among the Undercollateralized Groups in Aggregate Loan Group II, pro rata, based upon the amount by which the aggregate Class Certificate Balance of the senior certificates in each related senior certificate group exceeds the sum of the aggregate Stated Principal Balance of the Mortgage Loans for each related Undercollateralized Group.  If more than one senior certificate group on any Distribution Date is required to make an Undercollateralization Distribution to an Undercollateralized Group, the payment of such Undercollateralization Distribution will be allocated among such senior certificate groups, pro rata, based upon the aggregate Class Certificate Balance of the related senior certificates.  Accordingly, the related subordinated certificates will not receive distributions of principal until each related Undercollateralized Group is no longer undercollateralized.

All distributions described in this “Cross-Collateralization within Aggregate Loan Groups” section will be made in accordance with the priorities set forth under “Distributions on the Certificates — Principal — Senior Principal Distribution Amount” above and “— Subordinated Principal Distribution Amount” below.

No cross-collateralization is permitted between the Group I and Group II Certificates.

Subordinated Principal Distribution Amount. On each Distribution Date and with respect to all of the loan groups in an Aggregate Loan Group, to the extent of Available Funds therefor, the Principal Amount, up to the amount of the Subordinated Principal Distribution Amount for each such loan group for the Distribution Date, will be distributed as principal of the related subordinated certificates. Except as provided in the next paragraph, each class of subordinated certificates in a subordinated certificate group will be entitled to receive its pro rata share of the Subordinated Principal Distribution Amount from each related loan group (based on its respective Class Certificate Balance), in each case to the extent of the amount available from Available Funds from each related loan group for distribution of principal. Distributions of principal of the subordinated certificates in a subordinated certificate group will be made sequentially to the classes of subordinated certificates in that subordinated certificate group in the order of their numerical class designations, beginning with the Class I-B-1 and Class II-B-1 Certificates, as applicable, until their respective Class Certificate Balances are reduced to zero.

With respect to each class of subordinated certificates in a subordinated certificate group (other than the class of subordinated certificates in that subordinated certificate group then outstanding with the highest priority of distribution), if on any Distribution Date the sum of the Class Subordination Percentages of such class and all classes of subordinated certificates in that subordinated certificate group that have lower priorities of distribution than that class (the “Applicable Credit Support Percentage”) is less than the Applicable Credit Support Percentage for that class on the date of issuance of the certificates (the “Original Applicable Credit Support Percentage”), no distribution of partial principal prepayments and principal prepayments in full will be made to any of those classes in such subordinated certificate group (the “Restricted Classes”) and the amount of partial principal prepayments and principal prepayments in full otherwise distributable to the Restricted Classes will be allocated among the remaining classes of subordinated certificates in that subordinated certificate group, pro rata, based upon their respective Class Certificate Balances, and distributed in the sequential order described above.

The “Class Subordination Percentage” with respect to any Distribution Date and each class of subordinated certificates in a subordinated certificate group, will equal the fraction (expressed as a percentage) the numerator of which is the Class Certificate Balance of that class of subordinated certificates immediately before that

Distribution Date and the denominator of which is the aggregate Class Certificate Balance of all classes of certificates relating to that subordinated certificate group immediately before that Distribution Date.

The approximate Original Applicable Credit Support Percentages for each class of Subordinated Certificates on the date of issuance of the certificates are expected to be as follows:

Class I-B-1	4.00%
Class I-B-2	2.30%
Class I-B-3	1.50%
Class I-B-4	1.00%
Class I-B-5	0.60%
Class I-B-6	0.30%

Class II-B-1	4.25%
Class II-B-2	2.40%
Class II-B-3	1.90%
Class II-B-4	1.50%
Class II-B-5	1.10%
Class II-B-6	0.70%

The “Subordinated Principal Distribution Amount” for any Distribution Date and loan group will equal the sum of:

·	the Subordinated Percentage for that loan group of all amounts described in clauses (a) through (d) of the definition of Principal Amount for that loan group and that Distribution Date,

·
for each Mortgage Loan in that loan group that became a Liquidated Mortgage Loan during the calendar month preceding the month of the Distribution Date, the portion of the liquidation proceeds allocable to principal received on the Mortgage Loan, after application of the amounts pursuant to clause (ii) of the definition of Senior Principal Distribution Amount up to the related Subordinated Percentage of the Stated Principal Balance of the Mortgage Loan, as of the Due Date in the month preceding the month of that Distribution Date, and

·	the Subordinated Prepayment Percentage for that loan group of the amounts described in clauses (f) and (g) of the definition of Principal Amount for that loan group and that Distribution Date.

On any Distribution Date after a Senior Termination Date for the Group I Certificates or the seventh Senior Termination Date for the Group II Certificates, as applicable, the Subordinated Principal Distribution Amount for the Subordinated Certificates will not be calculated by loan group but will equal the amount calculated pursuant to the formula set forth above based on the Group I or Group II Subordinated Percentage or Group I or Group II Subordinated Prepayment Percentage, as applicable, for the related Subordinated Certificates for such Distribution Date with respect to all of the Mortgage Loans in the applicable Aggregate Loan Group as opposed to the Mortgage Loans in the related loan group.

Residual Certificates. The Class A-R Certificates will remain outstanding for so long as the issuing entity shall exist, regardless of whether they are receiving current distributions of principal or interest. In addition to distributions of interest and principal as described above, on each Distribution Date, the holders of the Class A-R Certificates will be entitled to receive any Available Funds for any loan group remaining after distribution of interest and principal on the senior certificates and interest and principal on the subordinated certificates, as described above and, after the final distribution has been made with respect to the certificates.  It is not anticipated that there will be any significant amounts remaining for that distribution.

Allocation of Losses

On each Distribution Date, any Realized Loss on the Mortgage Loans in an Aggregate Loan Group will be allocated first to the related subordinated certificates, in the reverse order of their numerical class designations (beginning with the class of related subordinated certificates then outstanding with the highest numerical class designation), in each case until the Class Certificate Balance of the respective class of certificates has been reduced to zero and then to the senior certificates of the related senior certificate group as follows: any Realized Losses on the Mortgage Loans (i) in loan group 1 will be allocated sequentially to the Class 1-A-4, Class 1-A-3, Class 1-A-2 and Class 1-A-1 Certificates, in that order, until their respective Class Certificate Balances are reduced to zero, (ii) in loan group 2 will be allocated sequentially to the Class 2-A-2 and Class 2-A-1 Certificates, in that order, until their respective Class Certificate Balances are reduced to zero, (iii) in loan group 3 will be allocated sequentially to the Class 3-A-2 and Class 3-A-1 Certificates, in that order, until their respective Class Certificate Balances are reduced to zero, (iv) in loan group 4 will be allocated sequentially to the Class 4-A-2 and Class 4-A-1 Certificates, in that order, until their respective Class Certificate Balances are reduced to zero, (v) in loan group 5 will be allocated sequentially to the Class 5-A-2 and Class 5-A-1 Certificates, in that order, until their respective Class Certificate Balances are reduced to zero, (vi) in loan group 6 will be allocated sequentially to the Class 6-A-2 and Class 6-A-1 Certificates, in that order, until their respective Class Certificate Balances are reduced to zero, (vii) in loan group 7 will be allocated sequentially to the Class 7-A-4, Class 7-A-3, Class 7-A-2 and Class 7-A-1 Certificates, in that order, until their respective Class Certificate Balances are reduced to zero, (viii) in loan group 8 will be allocated sequentially to the Class 8-A-2 and Class 8-A-1 Certificates, in that order, until their respective Class Certificate Balances are reduced to zero, (ix) in loan group 9 will be allocated sequentially to the Class 9-A-2 and Class 9-A-1 Certificates, in that order, until their respective Class Certificate Balances are reduced to zero, and (x) in loan group 10 will be allocated sequentially to the Class 10-A-2 and Class 10-A-1 Certificates, in that order, until their respective Class Certificate Balances are reduced to zero.

On each Distribution Date, Excess Losses on the Mortgage Loans in a loan group will be allocated among the classes of senior certificates of the related senior certificate group and the classes of subordinated certificates of the related subordinated certificate group as follows:

•the applicable Senior Percentage of such Excess Loss will be allocated among the classes of senior certificates in that senior certificate group, pro rata, based on their Class Certificate Balances and

•the applicable Subordinated Percentage of such Excess Loss will be allocated among the related classes of subordinated certificates, pro rata, based on each class’ share of the Assumed Balance for the applicable loan group in the related Aggregate Loan Group.

Because principal distributions are made to some classes of certificates before other classes of certificates, holders of the certificates that are entitled to receive principal later bear a greater risk of being allocated Realized Losses on the Mortgage Loans than holders of classes that are entitled to receive principal earlier.

In general, a “Realized Loss” means, (w) for a Liquidated Mortgage Loan, the amount by which the remaining unpaid principal balance of the Mortgage Loan exceeds the amount of liquidation proceeds applied to the principal balance of the related Mortgage Loan, (x) for a Mortgage Loan that has been the subject of a Deficient Valuation, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation, (y) for a Mortgage Loan that has been the subject of a Debt Service Reduction and any Distribution Date, the amount, if any, by which the principal portion of the related scheduled payment has been reduced and (z) for a Mortgage Loan that has been the subject of a modification that resulted in a permanent reduction in its principal balance, the amount of that reduction.  “Excess Losses” for an Aggregate Loan Group are Special Hazard Losses in excess of the related Special Hazard Loss Coverage Amount and Bankruptcy Losses in excess of the related Bankruptcy Loss Coverage Amount. “Bankruptcy Losses” are losses that are incurred as a result of Debt Service Reductions and Deficient Valuations. “Special Hazard Losses” are Realized Losses in respect of Special Hazard Mortgage Loans.

A “Liquidated Mortgage Loan” is a defaulted Mortgage Loan as to which the Servicer has determined that all recoverable liquidation and insurance proceeds have been received.  A “Special Hazard Mortgage Loan” is a

Liquidated Mortgage Loan as to which the ability to recover the full amount due thereunder was substantially impaired by a hazard not insured against under a standard hazard insurance policy.

“Subsequent Recoveries” are unexpected recoveries, net of reimbursable expenses, with respect to a Liquidated Mortgage Loan that resulted in a Realized Loss in a month prior to the month of receipt of such recoveries.

The pooling and servicing agreement does not permit the allocation of Realized Losses to the Class I-P, Class II-P, Class I-L or Class II-L Certificates.

Credit Enhancement

Subordination

Any Realized Losses on the Mortgage Loans that are allocable to the senior certificates will be allocated among the related classes of senior certificates as specified under “Description of the Certificates ─ Allocation of Losses” in this free writing prospectus.

The rights of the holders of the subordinated certificates in a subordinated certificate group to receive distributions with respect to the Mortgage Loans in the related Aggregate Loan Group will be subordinated to the rights of the holders of the related senior certificates and the rights of the holders of each class of subordinated certificates in a subordinated certificate group (other than the Class I-B-1 and Class II-B-1 Certificates, as applicable) to receive the distributions that are allocated to those classes of subordinated certificates will be further subordinated to the rights of the related class or classes of subordinated certificates with lower numerical class designations, in each case only to the extent described in this free writing prospectus.  The subordination of the subordinated certificates in a subordinated certificate group to the senior certificates and the subordination of the classes of subordinated certificates in a subordinated certificate group with higher numerical class designations to those with lower numerical class designations is intended to increase the likelihood of receipt, respectively, by the applicable senior certificateholders and the holders of the subordinated certificates in a subordinated certificate group with lower numerical class designations of the maximum amount to which they are entitled on any Distribution Date and to provide the holders protection against Realized Losses, other than Excess Losses. In addition, the subordinated certificates in a subordinated certificate group will provide limited protection against Special Hazard Losses and Bankruptcy Losses up to the applicable Special Hazard Loss Coverage Amount and  Bankruptcy Loss Coverage Amount, respectively, as described in the following paragraphs.

The Group I Subordinated Certificates and Group II Subordinated Certificates will provide limited protection to the classes of certificates of higher relative priority in Aggregate Loan Group I and Aggregate Loan Group II, respectively, against

·
Special Hazard Losses in an initial amount expected to be up to approximately $5,513,526 for Aggregate Loan Group I (the “Group I Special Hazard Loss Coverage Amount”) and $17,571,119 for Aggregate Loan Group II (the “Group II Special Hazard Loss Coverage Amount”), and

·
Bankruptcy Losses in an initial amount expected to be up to approximately $100,000 for Aggregate Loan Group I (the “Group I Bankruptcy Loss Coverage Amount”) and $484,950 for Aggregate Loan Group II  (the “Group II Bankruptcy Loss Coverage Amount”),

Each of the Group I Special Hazard Loss Coverage Amount and Group II Special Hazard Loss Coverage Amount (in either case, a “Special Hazard Loss Coverage Amount”) will be reduced, from time to time, to be an amount equal on any Distribution Date to the lesser of

·
that related Special Hazard Loss Coverage Amount as of the closing date less the amount, if any, of losses attributable to the Special Hazard Mortgage Loans in the related Aggregate Loan Group incurred since the closing date, or

·	the greatest of

·	1% of the aggregate of the principal balances of the Mortgage Loans in the related Aggregate Loan Group,

·	twice the principal balance of the largest Mortgage Loan in the related Aggregate Loan Group, and

·
the aggregate stated principal balances of the Mortgage Loans in the related Aggregate Loan Group secured by mortgaged properties located in the single California postal zip code area having the highest aggregate stated principal balance of any zip code area.

All principal balances for the purpose of this definition will be calculated as of the first day of the month before the month in which the Distribution Date occurs after giving effect to scheduled installments of principal and interest on the Mortgage Loans in the related Aggregate Loan Group then due, whether or not paid.

Each of the Group I Bankruptcy Loss Coverage Amount and Group II Bankruptcy Loss Coverage Amount (in either case, a “Bankruptcy Loss Coverage Amount”) will be reduced, from time to time, by the amount of Bankruptcy Losses allocated to the related group of subordinated certificates.

The amount of coverage provided by a subordinated certificate group for Special Hazard Losses and  Bankruptcy Losses on the Mortgage Loans in the related Aggregate Loan Group may be cancelled or reduced from time to time for each of the risks covered, provided that the then current ratings of the certificates assigned by the rating agencies are not adversely affected as a result. In addition, a reserve fund or other form of credit enhancement may be substituted for the protection provided by the related subordinated certificates for related Special Hazard Losses and Bankruptcy Losses.

A “Deficient Valuation” is a bankruptcy proceeding whereby the bankruptcy court may establish the value of the mortgaged property at an amount less than the then outstanding principal balance of the Mortgage Loan secured by the mortgaged property or may reduce the outstanding principal balance of a Mortgage Loan. In the case of a reduction in that value of the related mortgaged property, the amount of the secured debt could be reduced to that value, and the holder of the Mortgage Loan thus would become an unsecured creditor to the extent the outstanding principal balance of the Mortgage Loan exceeds the value so assigned to the mortgaged property by the bankruptcy court. In addition, other modifications of the terms of a Mortgage Loan can result from a bankruptcy proceeding, including the reduction (a “Debt Service Reduction”) of the amount of the monthly payment on the related Mortgage Loan. However, none of these shall be considered a Debt Service Reduction or Deficient Valuation so long as the Servicer is pursuing any other remedies that may be available with respect to the related Mortgage Loan and either the Mortgage Loan has not incurred payment default or scheduled monthly payments of principal and interest are being advanced by the Servicer without giving effect to any Debt Service Reduction or Deficient Valuation.